As filed with the U.S. Securities and Exchange Commission on November 2, 2026

Securities Act File No. 333-102055
Investment Company Act File No. 811-03790

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 88

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 90

PEAR TREE FUNDS

(Exact Name of Registrant as Specified in its Charter)

55 Old Bedford Road

Lincoln, Massachusetts 01773

(Address of Principal Executive Offices and Zip Code)

(781) 259-1144

(Registrant’s Telephone Number, including Area Code)

Marc Griffin

President

PEAR TREE ADVISORS, INC.

55 Old Bedford Road

Lincoln, Massachusetts 01773

(Name and Address of Agent for Service)

Copy to:

John Hunt, Esq.

SULLIVAN & WORCESTER LLP

One Post Office Square

Boston, Massachusetts 02109

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☒	on January 1, 2027 pursuant to paragraph (a)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

August 1, 2026, Amended and Restated January 1, 2027

	Ordinary Shares	Institutional Shares	R6 Shares
U.S. EQUITY FUNDS
Pear Tree Polaris Small Cap Fund	USBNX	QBNAX	QBNRX
Pear Tree Colrain Focused Value Fund	USBOX	QGIAX	QGIRX
(formerly Pear Tree Quality Fund)

GLOBAL FUNDS
Pear Tree Essex Environmental Opportunities Fund	EEOFX	GEOSX	GEORX

INTERNATIONAL EQUITY FUNDS
Pear Tree Polaris Foreign Value Fund	QFVOX	QFVIX	QFVRX
Pear Tree Polaris Foreign Value Small Cap Fund	QUSOX	QUSIX	QUSRX
Pear Tree Polaris International Opportunities Fund	QISOX	QISIX	QISRX

As with all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission (“SEC”), and the SEC has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

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SUMMARY INFORMATION ABOUT PEAR TREE FUNDS

Pear Tree Polaris Small Cap Fund

Investment Objective:

Maximum long-term capital appreciation.

Fees and Expenses of Small Cap Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of Small Cap Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and expenses below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Ordinary Shares	Institutional Shares		R6 Shares

Management Fees	0.80%	0.80%		0.80%
Distribution (12b-1) Fees	0.25%	None		None
Other Expenses	0.30%	0.29%		0.14%
Total Annual Fund Operating Expenses	1.35%	1.09%		0.94%
Fee Waiver and/or Expense Reimbursement	—	0.12	%(1)(2)	0.00	%(2)
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	—	0.97	%(1)(2)	0.94	%(2)

(1)The Manager, in its capacity as transfer agent to Pear Tree Funds, has contractually agreed until July 31, 2027 to waive such portion of the fees that it would otherwise receive for serving as transfer agent under its agreement with Pear Tree Funds such that the aggregate transfer agent fee with respect to Institutional Shares would be calculated using an annual rate of 0.04 percent of Small Cap Fund’s net assets attributable to Institutional Shares. This fee waiver only may be terminated with the approval of the Trustees. This fee waiver does not apply to Ordinary Shares and R6 Shares. The Manager does not have a right to recoup from Small Cap Fund amounts that it has waived under that agreement.

(2)The Manager has contractually agreed until July 31, 2027 to reimburse such portion of the expenses of Small Cap Fund attributable to each of Institutional Shares and R6 Shares such that “Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement” with respect to each of Institutional Shares and R6 Shares, other than extraordinary expenses, is not greater than 0.99 percent of Small Cap Fund’s net assets attributable to Institutional Shares, and 0.96 percent of Small Cap Fund’s net assets attributable to R6 Shares, respectively. The aggregate expenses of Small Cap Fund with respect to Ordinary Shares remain unchanged. This fee waiver only may be terminated with the approval of the Trustees. The Manager does not have a right to recoup from Small Cap Fund amounts that it has waived or reimbursed under that agreement.

Example

This example is intended to help you compare the cost of investing in Small Cap Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Small Cap Fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5 percent return each year and that Small Cap Fund’s operating expenses remain the same as set forth in the table above. The example also assumes that the fee waiver agreement currently in effect expires July 31, 2027; therefore, amounts for 3-, 5- and 10-year periods do not include any adjustment to reflect any fee waivers or expense reimbursements. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Ordinary Shares	$137	$428	$739	$1,624
Institutional Shares	$ 99	$335	$589	$1,318
R6 Shares	$ 96	$300	$520	$1,155

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Portfolio Turnover

Small Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect Small Cap Fund’s performance. During the most recent fiscal year, Small Cap Fund’s portfolio turnover rate was 37 percent of the average value of its portfolio.

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Principal Investment Strategies

Under normal market conditions, Small Cap Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in equity securities, warrants, and rights derivative of or convertible into common stocks, in each case issued by small-cap issuers. Small Cap Fund considers a small-cap issuer to be a company having at the time of purchase by Small Cap Fund a market capitalization of between approximately $100 million to $5 billion, as well as one or more mutual funds, exchange-traded funds (“ETFs”), and business development companies (“BDCs”) that invests at least 80 percent of its net assets in similar securities issued by small-cap issuers.

Small Cap Fund, as part of its principal investment strategy, may invest up to 15 percent of its net assets (determined at the time of investment) in securities of foreign issuers, which includes securities traded on non-U.S. exchanges, American Depositary Receipts (“ADRs”) and foreign securities traded on U.S. exchanges. If such securities have been issued by a small-cap issuer at the time of purchase, Small Cap Fund may include those securities in the portion of its portfolio that is invested in small-cap issuers (at least 80 percent), subject to the 15 percent limit. Fund assets may be invested in any percentage in growth stocks and value stocks. Small Cap Fund’s sub-adviser generally considers growth stocks to be equity securities issued by companies that have sustainable competitive advantages and products or services that potentially could generate significantly greater-than-average revenue and earnings growth. The sub-adviser generally considers value stocks to be equity securities with recent and/or mid-term performance that has lagged relative to the market but whose issuing companies have stable earnings and cash flows and where there are visible and imminent inflection points and catalysts that the sub-adviser expects will result in increased earnings and cash flow, driving stock appreciation.

In managing Small Cap Fund’s portfolio, its sub-adviser uses proprietary quantitative investment technology combined with traditional, value-based, fundamental research to identify potential investments. The sub-adviser uses traditional valuation measures, including price/book ratios and price/sustainable free cash flow ratios to screen its database of more than 40,000 global companies. The sub-adviser uses these measures to identify companies with the greatest potential for undervalued streams of sustainable free cash flow. The sub-adviser conducts fundamental research, interviewing and visiting with company management and creating detailed financial models on potential portfolio investments. The sub-adviser also maintains a “watch-list” of companies, which may be used if the valuation of a company held in Small Cap Fund’s portfolio falls below established limits. Although Small Cap Fund does not have an express policy to invest in equity securities of companies in a specific industry or group of industries (a group of industries is also known as a “sector”), from time to time it has invested more than 25 percent of its total assets in financial services companies.

Small Cap Fund’s sub-adviser may utilize options on existing security positions or indexes in an attempt to improve the risk/return profile of Small Cap Fund’s returns. The extent of the sub-adviser’s use of options may vary over time based on the sub-adviser’s assessment of market conditions and other factors.

Small Cap Fund may invest in other types of derivatives (i.e., a security or instrument with a value that is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments) for the purposes of hedging the value of the portfolio and establishing a position in the future. Small Cap Fund may hold cash, or it may manage its cash by investing in cash equivalents and money market funds.

Principal Investment Risks

It is possible to lose money by investing in Small Cap Fund. An investment in Small Cap Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market, Industry and Specific Holdings. The share price of Small Cap Fund may fall because of weakness in and external shocks to the stock markets, generally, weakness with respect to a particular industry in which Small Cap Fund has significant holdings, or weaknesses associated with one or more specific companies in which Small Cap Fund may have substantial investments.

Investment Strategies, Generally, and Quantitative Investment Risk.  Small Cap Fund’s investment strategy is based on assumptions of market and investor behavior. There are risks that those assumptions are incorrect, become outdated, or do not apply to specific market and political events. In those cases, the investment strategy is likely not to operate as anticipated, causing a loss in the value of Small Cap Fund’s portfolio. Small Cap Fund’s quantitative investment model is more complex than a typical non-quantitative strategy, and thus, may be less predictable in how it may react to specific market or political events.

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Small-Capitalization Securities. Investments in small-capitalization companies typically present greater risks than investments in mid- and large-cap companies and, as a result, the performance of Small Cap Fund may be more volatile than a mutual fund that invests in mid- and large-cap stocks.

Growth and Value Stock Investing. Growth and value investment styles periodically come into and fall out of favor with investors. Growth stocks generally are more volatile than the overall stock market. Value stocks typically carry the risk that market prices may never recognize their intrinsic values.

Foreign Securities. Small Cap Fund’s investments in or exposure to foreign securities (including ADRs, securities traded on non-U.S. exchanges) and foreign securities traded on U.S. exchanges may be adversely affected by political and economic conditions overseas, reduced market liquidity, or decreases in foreign currency values relative to the U.S. dollar. The value of a foreign security may change materially at times when U.S. markets are not open to trading.

Risks of Investing in ADRs. The risks of investing in ADRs include the risks of investing in individual U.S. equities, but they also include risks associated with investing in foreign equities. In addition, an ADR may not track the price of its associated underlying foreign security.

Liquidity Risk. To meet shareholder redemption requests and other cash requirements, Small Cap Fund may have to sell certain portfolio securities at times when there may be few, if any, buyers, causing Small Cap Fund to accept sale prices below the amounts that had been used by the fund to determine its net asset value.

Specific Industry, Sector Concentration, including Financial Services. Small Cap Fund may have significant investments in one or more specific industry or sector, subjecting it to risks of that industry or sector, which may be greater than general market risk. When Small Cap Fund invests significantly in financial services companies, it may perform poorly during a downturn in the financial services industry. Financial services companies may be adversely affected by, among other things, regulatory changes, the availability of capital, the costs of borrowing, the rate of debt defaults, interest rate movements and competition.

Investments in Other Collective Investment Funds. To the extent that Small Cap Fund invests in mutual funds, ETFs, and BDCs, Small Cap Fund’s investment performance would be directly related to the investment performance of the other funds. It also would bear its proportionate share of any management and other fees paid by the other funds, subjecting Small Cap Fund shareholders to some duplication of fees.

Currency and Option Contracts and Other Derivatives. Small Cap Fund’s investments in currency futures, forwards, options and other derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected. Options contracts also are subject to the risks of leveraged transactions, and it may be difficult or impossible for Small Cap Fund to liquidate an open option contract.

Cybersecurity and Technology Risk. Small Cap Fund, its service providers, and other market participants increasingly depend on complex information technology and communications systems, which are subject to different threats and risks that could adversely affect Small Cap Fund and its shareholders. Cybersecurity and other operational and technology issues may result in financial losses to Small Cap Fund and its shareholders.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

Past Performance

The following bar chart and table provide some indication of the risks of investing in Small Cap Fund by showing changes in Small Cap Fund’s performance over time. The tables also compare Small Cap Fund’s performance to a broad measure of market performance that reflects the type of securities in which Small Cap Fund invests. Past performance does not necessarily indicate how Small Cap Fund will perform (before and after taxes) in the future. Updated performance information is available at www.peartreefunds.com.

A Note on Performance

Ordinary Shares and Institutional Shares commenced operations on August 3, 1992, and January 6, 1993, respectively. R6 Shares commenced operations on November 1, 2024. Returns for R6 Shares would have been substantially similar to the returns of Institutional Shares because each share class is invested in the same portfolio of securities, and returns would differ only to the extent that expenses of the classes are different. Prior to January 1, 2015, Small Cap Fund had a different sub-adviser and pursued a different principal investment strategy.

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Calendar Year Total Returns — Ordinary Shares The bar chart below provides performance information for Small Cap Fund’s Ordinary Shares.

Calendar year-to-date return of the Ordinary Shares of Small Cap Fund as of June 30, 2026 was 16.84%.

Best Quarter:	Q4 2020	29.07%
Worst Quarter:	Q1 2020	(36.99)%

Average Annual Total Returns for the periods ended December 31, 2025

	1 Year	5 Years	10 Years
Ordinary Shares Before Tax	8.06%	9.33%	7.73%
After Tax on Distributions	4.98%	7.58%	6.15%
After Tax on Distributions, with Sale	7.03%	7.18%	5.87%
Institutional Shares Before Tax	8.52%	9.74%	8.12%
R6 Shares Before Tax	8.96%	—	—
S&P 500 Index (reflects no deductions for fees, expenses or taxes)(1)	17.88%	14.42%	14.82%
Russell 2000® Index (reflects no deductions for fees, expenses or taxes)(2)	12.81%	6.09%	9.62%

(1) The S&P 500 Index is a widely followed, market-cap-weighted stock market index that includes 500 leading U.S. companies. The index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in the index.
(2)The Russell 2000 Index is a market capitalization-weighted index of 2,000 small company stocks. It is widely recognized as representative of the general market for small company stocks. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in an Index.

After-Tax Returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement. After-tax returns are shown only for Ordinary Shares and after-tax returns for Institutional Shares may vary. Actual after-tax returns may differ depending on your individual circumstances.

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Management

Small Cap Fund is managed by Pear Tree Advisors, Inc. and is sub-advised by Polaris Capital Management, LLC (“Polaris”). The following employees of Polaris serve as the portfolio managers of Small Cap Fund:

Investment Team	Position at Polaris	Manager of the Fund Since
Bernard R. Horn, Jr.	President and Chief Investment Officer	2015
Bin Xiao, CFA	Portfolio Manager	2015
Jason M. Crawshaw	Portfolio Manager	2016
Samuel J. Horn	Assistant Portfolio Manager	2025
Kenneth D. Kim	Assistant Portfolio Manager	2025

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Buying and Selling Fund Shares

You may buy or sell shares of Small Cap Fund on any business day by contacting the Pear Tree Funds, through mail or by phone, through your broker or financial intermediary.

Initial Investment Minimum	Contact Information

Ordinary Shares: $2,500* Individual retirement accounts, certain accounts for minors, and automatic investment accounts $1,000*

Institutional Shares: $1,000,000* Certain wrap programs, registered advisers, certain government plans Pear Tree Fund affiliates and employees $0

R6 Shares: $100,000**

Mail: Pear Tree Funds Attention: Transfer Agent 55 Old Bedford Road, Suite 202 Lincoln, MA 01773 Telephone: 1-800-326-2151 Website: www.peartreefunds.com

*	May be waived by the Pear Tree Fund’s transfer agent.

**	May be waived for: qualified and non-qualified plan investors that do not require the fund or its affiliates to pay any type of administrative payment, or Trustees, employees of Manager or its affiliates, or members of the fund’s portfolio management team.

Ongoing Investment Minimum
Ordinary Shares: 50 shares
Institutional Shares: 50 shares
R6 Shares: None

Tax Information

Small Cap Fund’s distributions may be taxable as ordinary income or capital gains, unless your investment is through an IRA, 401(k) or other tax-advantaged investment plan. These tax-advantaged plans may be taxed upon withdrawal at a later date based upon your individual circumstances.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of Small Cap Fund through a broker-dealer or other financial intermediary (such as a bank), Small Cap Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Small Cap Fund over another investment. These payments are not applicable to R6 Shares. Ask your salesperson or visit your financial intermediary’s website for more information.

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Pear Tree Colrain Focused Value Fund (formerly Pear Tree Quality Fund)

Investment Objective:

Long-term growth of capital.

Fee Table and Expenses of Focused Value Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of Focused Value Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and expenses below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Ordinary Shares	Institutional Shares		R6 Shares

Management Fees	1.00%	1.00%		1.00%
Distribution (12b-1) Fees	0.25%	None		None
Other Expenses	0.27%	0.27%		0.12%
Total Annual Fund Operating Expenses	1.52%	1.27%		1.12%
Fee Waiver and/or Expense Reimbursement(1)	0.40%	0.52	%(2)(3)	0.48	%(3)
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement(1)	1.12%	0.75	%(2)(3)	0.64	%(3)

(1) The Manager has contractually agreed until July 31, 2027 to waive such portion of the management fees that it would otherwise receive under its agreement with Pear Tree Funds for serving as investment manager to Focused Value Fund such that the aggregate management fee that the Manager would receive during the waiver period for serving as the investment manager to Focused Value Fund would be calculated using (a) an annual rate of 0.75 percent for the first $125 million of Focused Value Fund’s net assets, and (b) an annual rate of 0.50 percent for Focused Value Fund’s net assets in excess of $125 million. This fee waiver only may be terminated with the approval of the Trustees. The Manager does not have a right to recoup from Focused Value Fund amounts that it has waived under that agreement.

(2) The Manager, in its capacity as transfer agent to Pear Tree Funds, has contractually agreed until July 31, 2027 to waive such portion of the fees that it would otherwise receive for serving as transfer agent under its agreement with Pear Tree Funds such that the aggregate transfer agent fee with respect to Institutional Shares would be calculated using an annual rate of 0.04 percent of Focused Value Fund’s net assets attributable to Institutional Shares. This fee waiver only may be terminated with the approval of the Trustees. This fee waiver does not apply to Ordinary Shares or R6 Shares. The Manager does not have a right to recoup from Focused Value Fund amounts that it has waived under that agreement.

(3) The Manager has contractually agreed until July 31, 2027 to reimburse such portion of the expenses of Focused Value Fund attributable to each of Institutional Shares and R6 Shares such that “Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement” with respect to each of Institutional Shares and R6 Shares, other than extraordinary expenses, is not greater than 0.79 percent of Focused Value Fund’s net assets attributable to Institutional Shares, and 0.64 percent of Focused Value Fund’s net assets attributable to R6 Shares, respectively. The aggregate expenses of Focused Value Fund with respect to Ordinary Shares remain unchanged. This fee waiver only may be terminated with the approval of the Trustees. The Manager does not have a right to recoup from Focused Value Fund amounts that it has waived or reimbursed under that agreement.

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Example

This example is intended to help you compare the cost of investing in Focused Value Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Focused Value Fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5 percent return each year and that Focused Value Fund’s operating expenses remain the same as set forth in the table above. The example also assumes that the fee waiver and expense reimbursement agreements currently in effect expire July 31, 2027; therefore, amounts for 3-, 5- and 10-year periods do not include any adjustment to reflect any fee waivers or expense reimbursements. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Ordinary Shares	$114	$441	$791	$1,778
Institutional Shares	$ 77	$351	$647	$1,488
R6 Shares	$ 65	$308	$570	$1,320

Portfolio Turnover

Focused Value Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect Focused Value Fund’s performance. During the most recent fiscal year, under a different sub-adviser and using a different investment strategy, Focused Value Fund’s portfolio turnover rate was 53 percent of the average value of its portfolio. Under the current strategy, Focused Value Fund’s sub-adviser expects Focused Value Fund’s portfolio turnover rate to decrease.

Principal Investment Strategies

Under normal market conditions, Focused Value Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in equity securities issued by U.S. value issuers. Focused Value Fund considers a value issuer to be a company that, in the sub-adviser’s judgment, (i) generates consistent and durable free cash flow, (ii) has a defensible competitive position in its market or industry, and (iii) trades at a price that the sub-adviser believes represents a meaningful discount to the economic value of the business, as measured by the free cash flow the business is expected to generate for its owners over time. Equity securities include common and preferred stocks, warrants and other rights derivative of or convertible into common stocks, and shares of mutual funds and exchange-traded funds (“ETFs”). Issuers may have any market capitalization.

Focused Value Fund, as part of its principal investment strategy, may invest up to 20 percent of its net assets (determined at the time of investment) in securities of foreign issuers, which includes securities traded on non-U.S. exchanges, American Depositary Receipts (“ADRs”) and securities of foreign issuers traded on U.S. exchanges.

To manage Focused Value Fund’s portfolio, its sub-adviser seeks to identify a focused group of high-quality, cash-generative businesses that it believes are trading at meaningful discounts to their intrinsic value, with the objective of compounding capital over a multi-year (generally two- to five-year) investment horizon. Focused Value Fund’s portfolio is concentrated in the sub-adviser’s highest-conviction ideas and, under normal market conditions, generally holds between 15 and 30 securities. Because Focused Value Fund holds a limited number of securities, a single holding may represent a significant portion of Focused Value Fund’s assets.

In selecting investments, the sub-adviser uses a bottom-up, fundamental, valuation-driven investment process.

Although Focused Value Fund does not have an express policy to invest in equity securities of companies in a specific industry or group of industries (a group of industries is also known as a “sector”), Focused Value Fund’s sector weightings are a result of the sub-adviser’s bottom-up security selection rather than sector allocation decisions, and from time to time Focused Value Fund may invest more than 25 percent of its total assets in one or more sectors but will not invest more than 25 percent of its total assets in any single industry.

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Focused ValueFocused Value Fund also may invest in derivatives (i.e., a security or instrument with a value that is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments) for the purpose of hedging the value of the portfolio or to establish a position in the future. Focused Value Fund may hold cash, or it may manage its cash by investing in cash equivalents and money market funds.

Principal Investment Risks

Focused ValueIt is possible to lose money by investing in Focused Value Fund. An investment in Focused Value Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market, Industry and Specific Holdings. The share price of Focused Value Fund may fall because of weakness in and external shocks to stock markets generally, weakness with respect to a particular industry in which Focused Value Fund has significant holdings, or weaknesses associated with one or more specific companies in which Focused Value Fund may have substantial investments.

Value Stock Investing. Value securities may be out of favor with investors, and market prices may not recognize a company’s intrinsic value or may not increase to reflect the value that the sub-adviser believes the company possesses.

Non-Diversification. Focused Value Fund is non-diversified, which means that it may invest a higher percentage of its assets in a smaller number of issuers than a diversified fund. A decline in the value of the securities of one issuer could have a significant negative effect on Focused Value Fund.

Large- and Mid-Capitalization Securities. Securities issued by large- and mid-capitalization companies tend to be less volatile than securities issued by smaller companies. Larger companies, however, may not be able to attain the high growth rates of successful smaller companies and may be unable to respond as quickly to competitive challenges.

Foreign Securities. Focused Value Fund’s investments in, or exposure to, foreign securities, including ADRs, may be adversely affected by political and economic conditions overseas, reduced market liquidity, changes in exchange rates, and differences in accounting, disclosure, settlement, and regulatory practices. The value of a foreign security may change materially when U.S. markets are not open.

Liquidity Risk. To meet shareholder redemption requests and other cash requirements, Focused Value Fund may have to sell portfolio securities at times when there may be few, if any, buyers, causing the Fund to accept sale prices below amounts used to determine its net asset value.

Specific Industry or Sector Concentration. Focused Value Fund may have significant investments in one or more industries or sectors as a result of its bottom-up investment process. To the extent the Fund is significantly invested in a particular industry or sector, it will be more vulnerable to adverse economic, business, regulatory, or other developments affecting that industry or sector.

Active Management Risk. The sub-adviser’s judgments about the attractiveness, value, or potential appreciation of Focused Value Fund’s investments may prove to be incorrect. If securities selected or strategies employed do not produce intended results, Focused Value Fund could underperform other funds with similar objectives.

Cash Position Risk. Focused Value Fund may hold a significant cash position when the sub-adviser believes suitable investment opportunities are limited. A significant cash position may cause the Fund to miss investment opportunities and may cause the Fund to underperform equity markets.

Cybersecurity and Technology Risk. Focused Value Fund, its service providers, and other market participants increasingly depend on complex information technology and communications systems. Cybersecurity and other operational or technology issues may result in financial losses to Focused Value Fund and its shareholders.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

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Past Performance

The following bar chart and table provide some indication of the risks of investing in Focused Value Fund by showing changes in Focused Value Fund’s performance over time. The tables also compare Focused Value Fund’s performance to a broad measure of market performance that reflects the type of securities in which Focused Value Fund invests. Past performance does not necessarily indicate how Focused Value Fund will perform (before and after taxes) in the future. Updated performance information is available at www.peartreefunds.com.

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Notes on Performance

Ordinary Shares and Institutional Shares commenced operations on May 6, 1985 and March 25, 1991, respectively. R6 Shares commenced operations on November 1, 2024. Returns for R6 Shares would have been substantially similar to the returns of Institutional Shares because each share class is invested in the same portfolio of securities, and returns would differ only to the extent that expenses of the classes are different. Effective January 1, 2027, Focused Value Fund changed its name from Pear Tree Colrain Focused Value Fund, appointed Colrain Capital LLC as its sub-adviser, and adopted a new principal investment strategy. Accordingly, the Fund’s performance before January 1, 2027 reflects periods during which the Fund had a different sub-adviser and pursued different principal investment strategies and should not be relied upon as indicative of how the Fund will perform under its current strategy. Calendar Year Total Returns — Ordinary Shares The bar chart below provides performance information for Focused Value Fund’s Ordinary Shares.

Calendar year-to-date return of the Ordinary Shares of Focused Value Fund as of June 30, 2026 was 5.72%.

Best Quarter:	Q2 2020	15.07%
Worst Quarter:	Q1 2020	(16.05)%

Average Annual Total Returns for the periods ended December 31, 2025

	1 Year	5 Years	10 Years
Ordinary Shares Before Tax	16.11%	13.66%	14.93%
After Tax on Distributions	9.77%	10.55%	11.99%
After Tax on Distributions, with Sale	13.89%	10.47%	11.68%
Institutional Shares Before Tax	16.54%	14.10%	15.35%
R6 Shares Before Tax	16.84%	—	—
S&P 500 Index (reflects no deductions for fees, expenses or taxes)(1)	17.88%	14.42%	14.82%

(1)The S&P 500 Index is a widely followed, market-cap-weighted stock market index that includes 500 leading U.S. companies. The index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in the index.

After-Tax Returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement. After-tax returns are shown only for Ordinary Shares and after-tax returns for Institutional Shares may vary. Actual after-tax returns may differ depending on your individual circumstances.

Management

Focused Value Fund is managed by Pear Tree Advisors, Inc. (the “Manager”) and is sub-advised by Colrain Capital LLC (“Colrain”). The following Colrain employees serve as the portfolio managers of Focused Value Fund and are jointly and primarily responsible for the management of the Fund.

Investment Team	Position at Colrain	Manager of the Fund Since
Timothy E. Quinlisk, CFA	Portfolio Manager, Founding Partner	2027
William R. Barton	Portfolio Manager, Founding Partner	2027

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Buying and Selling Fund Shares

You may buy or sell shares of Focused Value Fund on any business day by contacting the Pear Tree Funds, through mail or by phone, through your broker or financial intermediary, and, in the case of R6 Shares, by contacting your retirement plan administrator or recordkeeper.

Initial Investment Minimum	Contact Information

Ordinary Shares: $2,500* Individual retirement accounts, certain accounts for minors, and automatic investment accounts $1,000*

Institutional Shares: $1,000,000* Certain wrap programs, registered advisers, certain government plans Pear Tree Fund affiliates and employees $0

R6 Shares: $100,000**

Mail: Pear Tree Funds Attention: Transfer Agent 55 Old Bedford Road, Suite 202 Lincoln, MA 01773 Telephone: 1-800-326-2151 Website: www.peartreefunds.com

*	May be waived by the Pear Tree Fund’s transfer agent.

**	May be waived for: qualified and non-qualified plan investors that do not require the fund or its affiliates to pay any type of administrative payment, or Trustees, employees of Manager or its affiliates, or members of the fund’s portfolio management team.

Ongoing Investment Minimum
Ordinary Shares: 50 shares
Institutional Shares: 50 shares
R6 Shares: None

Tax Information

Focused Value Fund’s distributions may be taxable as ordinary income or capital gains, unless your investment is through an IRA, 401(k) or other tax-advantaged investment plan. These tax-advantaged plans may be taxed upon withdrawal at a later date based upon your individual circumstances.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of Focused Value Fund through a broker-dealer or other financial intermediary (such as a bank), Focused Value Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Focused Value Fund over another investment. These payments are not applicable to R6 Shares. Ask your salesperson or visit your financial intermediary’s website for more information.

15

Pear Tree Essex Environmental Opportunities Fund

Investment Objective:

Long-term growth of capital.

Fee Table and Expenses of Environmental Opportunities Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of Environmental Opportunities Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and expenses below.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Ordinary Shares	Institutional Shares		R6 Shares

Management Fees	0.90%	0.90%		0.90%
Distribution (12b-1) Fees	0.25%	None		None
Other Expenses	0.49%	0.48%		0.34%
Total Annual Fund Operating Expenses	1.64%	1.38%		1.24%
Fee Waiver and/or Expense Reimbursement (2)	0.40%	0.39	%(1)	0.29%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement (2)	1.24%	0.99	%(1)	0.95%

(1)The Manager, in its capacity as transfer agent, has contractually agreed until July 31, 2027 to waive such portion of the fees that it would otherwise receive for serving as transfer agent such that the aggregate transfer agent fee with respect to Institutional Shares would be calculated using an annual rate of 0.04 percent of the net assets of the Fund attributable to Institutional Shares. This fee waiver does not apply to Ordinary Shares or R6 Shares. This fee waiver agreement only may be terminated with the consent of the Trustees. The Manager does not have the right to recoup from Environmental Opportunities Fund amounts that it has waived under that agreement.
(2)The Manager has contractually agreed until July 31, 2027 to reimburse such portion of the expenses of the Fund such that “Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement” with respect to Ordinary Shares, Institutional Shares and R6 Shares, excluding AFFE and extraordinary expenses, is not greater than 1.24 percent of the Fund’s net assets attributable to Ordinary Shares, 0.99 percent of the Fund’s net assets attributable to Institutional Shares, and 0.95 percent of the Fund’s net assets attributable to R6 Shares. This fee waiver only may be terminated with the approval of the Trustees. The Manager does not have a right to recoup from Environmental Opportunities Fund amounts that it has waived or reimbursed under that agreement.

Example

This example is intended to help you compare the cost of investing in Environmental Opportunities Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Environmental Opportunities Fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5 percent return each year and that Environmental Opportunities Fund’s operating expenses remain the same as set forth in the table above. The example also assumes that the fee waiver and expense reimbursement agreements currently in effect expire July 31, 2027; therefore, amounts for 3-, 5- and 10-year periods do not include any adjustment to reflect any fee waivers or expense reimbursements. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Ordinary Shares	$126	$478	$854	$1,910
Institutional Shares	$101	$399	$718	$1,624
R6 Shares	$ 97	$365	$653	$1,474

Portfolio Turnover

Environmental Opportunities Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect Environmental Opportunities Fund’s performance. During the most recent fiscal year, Environmental Opportunities Fund’s portfolio turnover rate was 56 percent of the average value of its portfolio.

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Principal Investment Strategies

Under normal market conditions, Environmental Opportunities Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in equity securities of clean-tech companies. A clean-tech company is a company that the Fund’s sub-adviser believes provides leading technology solutions to solve environmental challenges, primarily focusing on climate change. Environmental Opportunities Fund invests in companies across all market capitalizations, although it expects most to be small- and mid-cap companies (i.e., at the time of investment, a market capitalization at least $100 million and less than $10 billion). Equity securities in which Environmental Opportunities Fund may invest include common stocks and preferred stocks, as well as equity securities of foreign companies, either directly or through American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”).

In managing Environmental Opportunities Fund’s portfolio, its sub-adviser uses its proprietary Global Environmental Opportunities Strategy (“GEOS”) to identify companies with a strong growth potential that are pursuing natural resource optimization and are engaged in finding energy efficiency solutions, lessening dependence on fossil fuels and limiting greenhouse gasses. GEOS focuses on approximately 100 issuers out of a universe of approximately 700 eligible issuers, each of which generates at least 25 percent of its revenues from one or more of nine “environmental investment themes”: Agricultural Productivity & Clean Fuels; Clean Technology & Efficiency; Efficient Transport; Environmental Finance; Power Technology; Power Merchants & Generation; Renewable Energy; Low Carbon Commerce; and Water. In addition to its environmental assessment, the sub-adviser ranks the universe of stocks according to a number of factors, including growth in revenues, earnings and free cash flow, valuation, balance sheet strength, and capital efficiency. The sub-adviser also attempts to diversify the portfolio across geographies, industries, and environmental themes. Environmental Opportunities Fund will typically hold at any given time securities of between 35 and 75 issuers.

Environmental Opportunities Fund may hold cash, or it may manage its cash by investing in cash equivalents and money market funds.

Principal Investment Risks

It is possible to lose money by investing in Environmental Opportunities Fund. An investment in Environmental Opportunities Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market, Industry and Specific Holdings. The share price of Environmental Opportunities Fund may fall because of weakness in and external shocks to the stock markets, generally, weakness with respect to a particular industry in which Environmental Opportunities Fund has significant holdings, or weaknesses associated with one or more specific companies in which Environmental Opportunities Fund may have substantial investments.

Sector Concentration Risk. Environmental Opportunities Fund focuses its investments on a particular economic sector, clean-tech companies. Clean-tech companies may be adversely impacted by decreases in political support, government spending, public interest, withdrawal or non-renewal of tax credits, changes in legislation and by disruptive technologies. The fund’s performance relative to the market also may be impacted by whether the clean-tech sector is out of favor by investors. Similarly, the fund’s exclusion of investments in companies other than clean tech may adversely affect the fund’s relative performance at times when those other types of investments are performing well.

Mid- and Small-Capitalization Securities. Securities issued by mid- and small-cap companies tend to be more volatile than, and they typically present greater risks, than securities of larger companies. As a result, the performance of Environmental Opportunities Fund may be more volatile than a fund that invests only in large-cap stocks.

Growth Stock Investing. The growth investment style periodically comes into and falls out of favor with investors. Growth stocks generally are more volatile than the overall stock market.

Active Management Risk. The Sub-Adviser’s judgments about the attractiveness, value, or potential appreciation of Environmental Opportunities Fund’s investments may prove to be incorrect.

Foreign Securities. Environmental Opportunities Fund’s investments in or exposure to foreign securities (primarily through ADRs, securities traded on non-U.S. exchanges) and foreign securities traded on U.S. exchanges may be adversely affected by political and economic conditions overseas, reduced market liquidity, or decreases in foreign currency values relative to the U.S. dollar. The value of a foreign security may change materially at times when U.S. markets are not open to trading.

17

Liquidity Risk. To meet shareholder redemption requests and other cash requirements, Environmental Opportunities Fund may have to sell certain portfolio securities at times when there may be few, if any, buyers, causing Environmental Opportunities Fund to accept sale prices below the amounts that had been used by the fund to determine its net asset value.

Cybersecurity and Technology Risk. Environmental Opportunities Fund, its service providers, and other market participants increasingly depend on complex information technology and communications systems, which are subject to different threats and risks that could adversely affect Environmental Opportunities Fund and its shareholders. Cybersecurity and other operational and technology issues may result in financial losses to Environmental Opportunities Fund and its shareholders.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

Past Performance

While the Environmental Opportunities Fund’s investment objective, principal investment strategies, and risks are identical to those of its predecessor (the “Predecessor Fund”) and theoretically would have invested in the same portfolio of securities, the Environmental Opportunities Fund’s performance may be different than the performance of the Predecessor Fund due to, among other things, differences in fees and expenses.

The bar chart and table that follow provide some indication of the risks of investing in the Environmental Opportunities Fund by showing changes in the Predecessor Fund’s performance from year to year and by showing how the Predecessor Fund’s average annual total returns for one year and since inception compare with those of a broad-based securities market index. How the Predecessor Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Environmental Opportunities Fund will perform in the future. Updated performance information is available at www.peartreefunds.com.

Performance information shown prior to the close of business on August 31, 2021 is that of the Predecessor Fund. Accordingly, the returns of the Ordinary Shares in the bar chart and table are the returns of the Predecessor Fund’s Investor Class. Returns of the Institutional Shares shown in the table below reflect the returns of the Predecessor Fund’s Institutional Class.

Notes on Performance

The Predecessor Fund’s Investor Class and Institutional Class commenced operations on September 1, 2017. R6 Shares commenced operations on September 1, 2021.

Calendar Year Total Returns — Ordinary Shares The bar chart below provides performance information for Environmental Opportunities Fund’s Ordinary Shares.

Calendar year-to-date return of the Ordinary Shares of Environmental Opportunities Fund as of June 30, 2026 was 24.40%.

Highest/Lowest quarterly results during this time period were:

Best Quarter:	Q4 2020	37.95%
Worst Quarter:	Q1 2020	(23.30)%

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Average Annual Total Returns for the periods ended December 31, 2025

	1 Year	5 Year	Since Inception (9/1/2017)
Ordinary Shares Before Tax	23.47%	(0.30)%	6.93%
After Tax on Distributions	23.47%	(0.62)%	6.66%
After Tax on Distributions, with Sale	13.89%	(0.23)%	5.55%
Institutional Shares Before Tax	23.79%	(0.04)%	7.20%
R6 Shares Before Tax	24.20%	—	(3.34	)%(2)
MSCI World Index (reflects no deductions for fees, expenses or taxes) (3)	21.60%	12.66%	12.58%

(1)Inception of the Predecessor Fund.

(2)Inception 9/1/2021

(3)The MSCI World Index captures large and mid-cap representation across 23 Developed Markets (DM) countries. With 1,283 constituents as of June 30, 2026, the index covers approximately 85 percent of the free float-adjusted market capitalization in each country. The index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The index returns assume the reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in the index.

After-Tax Returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement. After-tax returns are shown only for Ordinary Shares and after-tax returns for Institutional Shares may vary. Actual after-tax returns may differ depending on your individual circumstances.

Management

Environmental Opportunities Fund is managed by Pear Tree Advisors, Inc. and is sub-advised by CCM partners, LP d/b/a Shelton Asset management (“Shelton”), which acquired the former sub-adviser on or about January 1, 2027. The following employees of Shelton serve as the portfolio managers of Environmental Opportunities Fund and are jointly responsible. Those portfolio managers also were the portfolio managers of Environmental Opportunities Fund prior to January 1, 2027.

Investment Team	Position at Shelton	Manager of the Fund Since
William H. Page	Senior Vice President & Senior Portfolio Manager	2021*
Robert J. Uek	Co-Chief Executive Officer & Senior Portfolio Manager	2021*

* Managed Predecessor Fund since inception.

Buying and Selling Fund Shares

You may buy or sell shares of Environmental Opportunities Fund on any business day by contacting the Pear Tree Funds, through mail or by phone, through your broker or financial intermediary, and, in the case of R6 Shares, by contacting your retirement plan administrator or recordkeeper.

Initial Investment Minimum	Contact Information

Ordinary Shares: $2,500* Individual retirement accounts, certain accounts for minors, and automatic investment accounts $1,000*

Institutional Shares: $1,000,000* Certain wrap programs, registered advisers, certain government plans Pear Tree Fund affiliates and employees $0

R6 Shares: $100,000** Certain wrap programs, registered advisers, certain government plans, Pear Tree Fund affiliates and employees $0

Mail: Pear Tree Funds Attention: Transfer Agent 55 Old Bedford Road, Suite 202 Lincoln, MA 01773 Telephone: 1-800-326-2151 Website: www.peartreefunds.com

*	May be waived by the Pear Tree Fund’s transfer agent.

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**	May be waived for: qualified and non-qualified plan investors that do not require the fund or its affiliates to pay any type of administrative payment, or Trustees, employees of Manager or its affiliates, or members of the fund’s portfolio management team.

Ongoing Investment Minimum
Ordinary Shares: 50 shares
Institutional Shares: 50 shares
R6 Shares: None

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Tax Information

Environmental Opportunities Fund’s distributions may be taxable as ordinary income or capital gains, unless your investment is through an IRA, 401(k) or other tax-advantaged investment plan. These tax-advantaged plans may be taxed upon withdrawal at a later date based upon your individual circumstances.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of Environmental Opportunities Fund through a broker-dealer or other financial intermediary (such as a bank), Environmental Opportunities Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Environmental Opportunities Fund over another investment. These payments are not applicable to R6 Shares. Ask your salesperson or visit your financial intermediary’s website for more information.

21

Pear Tree Polaris Foreign Value Fund

Investment Objective:

Long-term growth of capital and income.

Fee Table and Expenses of Foreign Value Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of Foreign Value Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and expenses below.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Ordinary Shares	Institutional Shares		R6 Shares

Management Fees	1.00%	1.00%		1.00%
Distribution (12b-1) Fees	0.25%	None		None
Other Expenses	0.30%	0.30%		0.15%
Total Annual Fund Operating Expenses	1.55%	1.30%		1.15%
Fee Waiver and/or Expense Reimbursement (1)	0.10%	0.22	% (2)	0.21	% (3)
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement (1)	1.45%	1.08	% (2)	0.94	% (3)

(1)The Manager has contractually agreed until July 31, 2027 to waive such portion of the management fees that it would otherwise receive under its agreement with Pear Tree Funds for serving as investment manager to Foreign Value Fund such that the aggregate management fee that the Manager would receive during the waiver period for serving as the investment manager of Foreign Value Fund would be calculated using an annual rate of 0.90 percent of Foreign Value Fund’s net assets. This fee waiver only may be terminated with the approval of the Trustees. The Manager does not have a right to recoup from Foreign Value Fund amounts that it has waived under that agreement.

(2)The Manager, in its capacity as transfer agent to Pear Tree Funds, has contractually agreed until July 31, 2027 to waive such portion of the fees that it would otherwise receive for serving as transfer agent under its agreement with Pear Tree Funds such that the aggregate transfer agent fee with respect to Institutional Shares would be calculated using an annual rate of 0.04 percent of Foreign Value Fund’s net assets attributable to Institutional Shares. This fee waiver only may be terminated with the approval of the Trustees. This fee waiver does not apply to Ordinary Shares or R6 Shares. The Manager does not have a right to recoup from Foreign Value Fund amounts that it has waived under that agreement.

(3)The Manager has contractually agreed until July 31, 2027 to reimburse such portion of the expenses of Foreign Value Fund attributable to R6 Shares such that “Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement” with respect to R6 Shares, other than extraordinary expenses, is not greater than 0.94 percent of Foreign Value Fund’s net assets attributable to R6 Shares. This expense reimbursement agreement does not permit the Manager to recoup any amounts reimbursed by the Manager, and it only may be terminated with the approval of the Trustees. The Manager does not have a right to recoup from Foreign Value Fund amounts that it has waived under that agreement.

Example

This example is intended to help you compare the cost of investing in Foreign Value Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Foreign Value Fund for the time periods indicated and then redeem all of your shares at the end of those periods, your investment has a 5 percent return each year and that Foreign Value Fund’s operating expenses remain the same as set forth in the table above. The example also assumes that the fee waiver and expense reimbursement agreements currently in effect expire July 31, 2027; therefore, amounts for 3-, 5- and 10-year periods do not include any adjustment to reflect any fee waivers or expense reimbursements. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Ordinary Shares	$148	$480	$835	$1,837
Institutional Shares	$110	$390	$692	$1,548
R6 Shares	$96	$345	$613	$1,379

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Portfolio Turnover

Foreign Value Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect Foreign Value Fund’s performance. During the most recent fiscal year, Foreign Value Fund’s portfolio turnover rate was 29 percent of the average value of its portfolio.

23

Principal Investment Strategies

Under normal market conditions, Foreign Value Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in equity securities issued by foreign markets value issuers. A foreign markets issuer is an issuer operating in any industry sector that derives at least 50 percent of its gross revenues or profits from goods or services produced in non-U.S. markets or from sales made in non-U.S. markets. Issuers in which Foreign Value Fund invests may have any market capitalization. Equity securities include common and preferred shares, warrants and other rights derivative of or convertible into common stocks, American Depositary Receipts (“ADRs”), and Indian participatory notes (generally an interest in a pool of Indian-listed securities that is traded exclusively outside India by non-Indian registered investors), as well as shares of mutual funds and exchange-traded funds (“ETFs”), each of which invests at least 80 percent of its net assets in similar securities issued by foreign markets value issuers.

To manage Foreign Value Fund’s portfolio, its sub-adviser seeks to identify 50 to 125 value securities, that is, foreign markets securities that the sub-adviser considers as being mispriced by the market but having the best opportunity for price appreciation to reflect their long-term fundamental valuations and/or future cash flows. To select specific investments, the sub-adviser uses a proprietary quantitative investment process focused on bottom-up fundamental research.

Foreign Value Fund also may utilize options in an attempt to improve the risk/return profile of Foreign Value Fund’s returns. Foreign Value Fund also may for hedging purposes buy and sell forward foreign currency exchange contracts in connection with its investments.

Generally, Foreign Value Fund invests in foreign markets issuers in Europe, Australia, as well as the larger capital markets of the Far East. Foreign Value Fund, however, also may invest without limit in emerging markets issuers. Foreign Value Fund generally will be invested in issuers in fifteen or more foreign countries and fifteen or more industry sectors. However, Foreign Value Fund may be invested in securities from any country, any industry sector, or of any market capitalization amount.

Principal Investment Risks

It is possible to lose money by investing in Foreign Value Fund. An investment in Foreign Value Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market, Industry and Specific Holdings. The share price of Foreign Value Fund may fall because of weakness in and external shocks to the stock markets, generally, weakness with respect to a particular industry in which Foreign Value Fund has significant holdings, or weaknesses associated with one or more specific companies in which Foreign Value Fund may have substantial investments.

Foreign Securities, including Emerging Markets Securities. Foreign Value Fund’s investments in or exposure to foreign securities (including ADRs) may be adversely affected by political and economic conditions overseas, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar. The risks of foreign investing are heightened for securities of issuers in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable. They also are more susceptible to governmental interference, do not require issuers to publish quality current financial information, and tend to have less liquid and efficient trading markets than those of developed countries. The value of a foreign security may change materially at times when U.S. markets are not open for trading.

Value Stock Investing. A value investment style periodically comes into and falls out of favor with investors. Value stocks typically carry the risk that market prices may never recognize their intrinsic values.

Investment Strategies, Generally, and Quantitative Investment Risk. Foreign Value Fund’s investment strategy is based on assumptions of market and investor behavior. There are risks that those assumptions are incorrect, become outdated, or do not apply to specific market and political events. In those cases, the investment strategy is likely not to operate as anticipated, causing a loss in the value of Foreign Value Fund’s portfolio. Foreign Value Fund’s quantitative investment model is more complex than a typical non-quantitative strategy, and thus, may be less predictable in how it may react to specific market or political events.

Large- and Mid-Capitalization Securities. Securities issued by large- and mid-cap companies tend to be less volatile than securities issued by smaller companies. Larger companies, however, may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.

24

Small- and Micro-Capitalization Securities. Investments in small- and micro-capitalization companies typically present greater risks than investments in larger companies and, as a result, the performance of Foreign Value Fund may be more volatile than a fund that invests only in large- and mid-cap stocks.

Liquidity Risk. To meet shareholder redemption requests and other cash requirements, Foreign Value Fund may have to sell certain portfolio securities at times when there may be few, if any, buyers, causing Foreign Value Fund to accept sale prices below the amounts that had been used by the fund to determine its net asset value.

Risks of Investing in ADRs. The risks of investing in ADRs include the risks of investing in individual U.S. equities, but they also include risks associated with investing in foreign equities. In addition, an ADR may not track the price of its associated underlying foreign security.

Currency and Option Contracts and Other Derivatives.  Foreign Value Fund’s investments in currency futures, forwards, options and other derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected. Options contracts also are subject to the risks of leveraged transactions, and it may be difficult or impossible for Foreign Value Fund to liquidate an open option contract.

Investments in Other Collective Investment Funds. To the extent that Foreign Value Fund invests in mutual funds and exchange-traded funds (ETFs), Foreign Value Fund’s investment performance would be directly related to the investment performance of the other funds. It also would bear its proportionate share of any management and other fees paid by the other funds, subjecting Foreign Value Fund shareholders to some duplication of fees.

Specific Industry, Sector Concentration. Foreign Value Fund may have significant investments in companies in a specific industry or group of industries (a group of industries is also known as a “sector”), subjecting it to risks of that industry or sector, which may be greater than general market risk.

Regional/Country Focus. Foreign Value Fund does not have a policy of investing a significant portion of its assets in any particular region or country, However, to the extent that Foreign Value Fund focuses its investments in a particular geographic region or country, it may be subject to increased currency, political, regulatory and other risks associated with that region or country.

Cybersecurity and Technology Risk. Foreign Value Fund, its service providers, and other market participants increasingly depend on complex information technology and communications systems, which are subject to different threats and risks that could adversely affect Foreign Value Fund and its shareholders. Cybersecurity and other operational and technology issues may result in financial losses to Foreign Value Fund and its shareholders.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

Past Performance

The following bar chart and table provide some indication of the risks of investing in Foreign Value Fund by showing changes in Foreign Value Fund’s performance over time. The tables also compare Foreign Value Fund’s performance to a broad measure of market performance that reflects the type of securities in which Foreign Value Fund invests. Past performance does not necessarily indicate how Foreign Value Fund will perform (before and after taxes) in the future. Updated performance information is available at www.peartreefunds.com.

A Note on Performance

Ordinary Shares and Institutional Shares commenced operations on May 15, 1998 and December 1, 1998, respectively. R6 Shares commenced operations on February 6, 2017.

25

Calendar Year Total Returns — Ordinary Shares The bar chart below provides performance information for Foreign Value Fund’s Ordinary Shares.

Calendar year-to-date return of the Ordinary Shares of Foreign Value Fund as of June 30, 2026 was 16.68%.

Best Quarter:	Q4 2020	27.11%
Worst Quarter:	Q1 2020	(33.17)%

Average Annual Total Returns for the periods ended December 31, 2025

	1 Year	5 Years	10 Years
Ordinary Shares Before Tax	33.85%	7.44%	7.00%
After Tax on Distributions	32.77%	7.11%	6.80%
After Tax on Distributions, with Sale	21.89%	6.05%	5.83%
Institutional Shares Before Tax	34.33%	7.83%	7.38%
R6 Shares Before Tax	34.52%	7.93%	—
MSCI EAFE Index (reflects no deductions for fees, expenses or taxes)(1)	31.89%	9.47%	8.72%

(1)The MSCI EAFE Index captures 673 large- and mid-cap companies across 21 developed markets, excluding the U.S. and Canada, covering approximately 85 percent of the free float-adjusted market capitalization of those developed markets. The index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in the index. However, an individual may invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

After-Tax Returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement. After-tax returns are shown only for Ordinary Shares and after-tax returns for Institutional Shares and R6 Shares may vary. Actual after-tax returns may differ depending on your individual circumstances.

Management

Foreign Value Fund is managed by Pear Tree Advisors, Inc. and is sub-advised by Polaris Capital Management, LLC (“Polaris”). The following employees of Polaris serve as the portfolio managers of Foreign Value Fund:

Investment Team	Position at Polaris	Manager of the Fund Since
Bernard R. Horn, Jr.	President and Chief Investment Officer	1998
Bin Xiao, CFA	Portfolio Manager	2012
Jason M. Crawshaw	Portfolio Manager	2017

26

Buying and Selling Fund Shares

You may buy or sell shares of Foreign Value Fund on any business day by contacting the Pear Tree Funds, through mail or by phone, through your broker or financial intermediary, and, in the case of R6 Shares, by contacting your retirement plan administrator or recordkeeper.

Initial Investment Minimum	Contact Information

Ordinary Shares: $2,500* Individual retirement accounts, certain accounts for minors, and automatic investment accounts $1,000*

Institutional Shares: $1,000,000* Certain wrap programs, registered advisers, certain government plans Pear Tree Fund affiliates and employees $0

R6 Shares: $100,000** Certain wrap programs, registered advisers, certain government plans Pear Tree Fund affiliates and employees $0

Mail: Pear Tree Funds Attention: Transfer Agent 55 Old Bedford Road, Suite 202 Lincoln, MA 01773 Telephone: 1-800-326-2151 Website: www.peartreefunds.com

*	May be waived by the Pear Tree Fund’s transfer agent.

**	May be waived for: qualified and non-qualified plan investors that do not require the fund or its affiliates to pay any type of administrative payment, or Trustees, employees of Manager or its affiliates, or members of the fund’s portfolio management team.

Ongoing Investment Minimum
Ordinary Shares: 50 shares
Institutional Shares: 50 shares
R6 Shares: None

Tax Information

Foreign Value Fund’s distributions may be taxable as ordinary income or capital gains, unless your investment is through an IRA, 401(k) or other tax-advantaged investment plan. These tax-advantaged plans may be taxed upon withdrawal at a later date based upon your individual circumstances.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of Foreign Value Fund through a broker-dealer or other financial intermediary (such as a bank), Foreign Value Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Foreign Value Fund over another investment. These payments are not applicable to R6 Shares. Ask your salesperson or visit your financial intermediary’s website for more information.

27

Pear Tree Polaris Foreign Value Small Cap Fund

Investment Objective:

Long-term growth of capital and income.

Fee Table and Expenses of Foreign Value Small Cap Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of Foreign Value Small Cap Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and expenses below.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Ordinary Shares	Institutional Shares		R6 Shares

Management Fees	1.00%	1.00%		1.00%
Distribution (12b-1) Fees	0.25%	None		None
Other Expenses	0.29%	0.29%		0.13%
Total Annual Fund Operating Expenses	1.54%	1.29%		1.13%
Fee Waiver and/or Expense Reimbursement (1)	0.10%	0.22	% (2)	0.10%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement (1)	1.44%	1.07	% (2)	1.03%

(1)The Manager has contractually agreed until July 31, 2027 to waive such portion of the management fees that it would otherwise receive under its agreement with Pear Tree Funds for serving as investment manager to Foreign Value Small Cap Fund such that the aggregate management fee that the Manager would receive during the waiver period for serving as the investment manager of Foreign Value Small Cap Fund would be calculated using an annual rate of 0.90 percent of Foreign Value Small Cap Fund’s net assets. This fee waiver only may be terminated with the approval of the Trustees. The Manager does not have a right to recoup from Foreign Value Small Cap Fund amounts that it has waived under that agreement.

(2)The Manager, in its capacity as transfer agent to Pear Tree Funds, has contractually agreed until July 31, 2027 to waive such portion of the fees that it would otherwise receive for serving as transfer agent under its agreement with Pear Tree Funds such that the aggregate transfer agent fee with respect to Institutional Shares would be calculated using an annual rate of 0.04 percent of Foreign Value Small Cap Fund’s net assets attributable to Institutional Shares. This fee waiver only may be terminated with the approval of the Trustees. This fee waiver does not apply to Ordinary Shares or R6 Shares. The Manager does not have a right to recoup from Foreign Value Small Cap Fund amounts that it has waived under that agreement.

Example

This example is intended to help you compare the cost of investing in Foreign Value Small Cap Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Foreign Value Small Cap Fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5 percent return each year and that Foreign Value Small Cap Fund’s operating expenses remain the same as set forth in the table above. The example also assumes that the fee waiver and expense reimbursement agreements currently in effect expire July 31, 2027; therefore, amounts for 3-, 5- and 10-year periods do not include any adjustment to reflect any fee waivers or expense reimbursements. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Ordinary Shares	$147	$477	$830	$1,826
Institutional Shares	$109	$387	$686	$1,537
R6 Shares	$105	$349	$613	$1,366

Portfolio Turnover

Foreign Value Small Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect Foreign Value Small Cap Fund’s performance. During the most recent fiscal year, Foreign Value Small Cap Fund’s portfolio turnover rate was 27 percent of the average value of its portfolio.

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Principal Investment Strategies

Under normal market conditions, Foreign Value Small Cap Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in equity securities issued by foreign markets, small-cap value issuers. A foreign markets issuer is an issuer operating in any industry sector that derives at least 50 percent of its gross revenues or profits from goods or services produced in non-U.S. markets or from sales made in non-U.S. markets. A small-cap issuer is a company having a market capitalization at time of purchase between $50 million to $5 billion. Equity securities include common and preferred shares, warrants and other rights derivative of or convertible into common stocks, American Depositary Receipts (“ADRs”), and Indian participatory notes (generally an interest in a pool of Indian-listed securities that is traded exclusively outside India by non-Indian registered investors), as well as shares of mutual funds and exchange-traded funds (“ETFs”), each of which invests at least 80 percent of its net assets in similar securities issued by foreign markets, small cap value issuers.

To manage Foreign Value Small Cap Fund’s portfolio, its sub-adviser seeks to identify 50 to 100 value securities, that is, foreign markets, small-cap securities that the sub-adviser considers as being mispriced by the market but having the best opportunity for price appreciation to reflect their long-term fundamental valuations and/or future cash flows. To select specific investments, the sub-adviser uses a proprietary quantitative investment process focused on bottom-up fundamental research.

Foreign Value Small Cap Fund’s sub-adviser may utilize options in an attempt to improve the risk/return profile of Foreign Value Small Cap Fund’s returns. Foreign Value Small Cap Fund also may for hedging purposes buy and sell forward foreign currency exchange contracts in connection with its investments.

Generally, Foreign Value Small Cap Fund invests in foreign markets issuers in the countries represented by the MSCI Emerging Markets Index. Foreign Value Small Cap Fund generally will be invested in issuers in ten or more foreign countries. However, Foreign Value Small Cap Fund may be invested in securities from any country, any industry sector, or of any market capitalization amount.

Principal Investment Risks

It is possible to lose money by investing in Foreign Value Small Cap Fund. An investment in Foreign Value Small Cap Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market, Industry and Specific Holdings. The share price of Foreign Value Small Cap Fund may fall because of weakness in and external shocks to the stock markets, generally, weakness with respect to a particular industry in which Foreign Value Small Cap Fund has significant holdings, or weaknesses associated with one or more specific companies in which Foreign Value Small Cap Fund may have substantial investments.

Foreign Securities, including Emerging Markets Securities. Foreign Value Small Cap Fund’s investments in or exposure to foreign securities (including ADRs) may be adversely affected by political and economic conditions overseas, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar. The risks of foreign investing are heightened for securities of issuers in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable. They also are more susceptible to governmental interference, do not require issuers to publish quality current financial information, and tend to have less liquid and efficient trading markets than those of developed countries. The value of a foreign security may change materially at times when U.S. markets are not open for trading.

Value Stock Investing. A value investment style periodically comes into and falls out of favor with investors. Value stocks typically carry the risk that market prices may never recognize their intrinsic values.

Small- and Micro-Capitalization Securities. Investments in small- and micro-capitalization companies typically present greater risks than investments in larger companies and, as a result, the performance of Foreign Value Small Cap Fund may be more volatile than a fund that invests only in large- and mid-cap stocks.

Liquidity Risk. To meet shareholder redemption requests and other cash requirements, Foreign Value Small Cap Fund may have to sell certain portfolio securities at times when there may be few, if any, buyers, causing Foreign Value Small Cap Fund to accept sale prices below the amounts that had been used by the fund to determine its net asset value.

29

Investment Strategies, Generally, and Quantitative Investment Risk. Foreign Value Small Cap Fund’s investment strategy is based on assumptions of market and investor behavior. There are risks that those assumptions are incorrect, become outdated, or do not apply to specific market and political events. In those cases, the investment strategy is likely not to operate as anticipated, causing a loss in the value of Foreign Value Small Cap Fund’s portfolio. Foreign Value Small Cap Fund’s quantitative investment model is more complex than a typical non-quantitative strategy, and thus, may be less predictable in how it may react to specific market or political events.

Risks of Investing in ADRs. The risks of investing in ADRs include the risks of investing in individual U.S. equities, but they also include risks associated with investing in foreign equities. In addition, an ADR may not track the price of its associated underlying foreign security.

Currency and Option Contracts and Other Derivatives. Foreign Value Small Cap Fund’s investments in currency futures, forwards, options and other derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected. Options contracts also are subject to the risks of leveraged transactions, and it may be difficult or impossible for Foreign Value Small Cap Fund to liquidate an open option contract.

Investments in Other Collective Investment Funds. To the extent that Foreign Value Small Cap Fund invests in mutual funds and exchange-traded funds (ETFs), Foreign Value Small Cap Fund’s investment performance would be directly related to the investment performance of the other funds. It also would bear its proportionate share of any management and other fees paid by the other funds, subjecting Foreign Value Small Cap Fund shareholders to some duplication of fees.

Specific Industry, Sector Concentration. Foreign Value Small Cap Fund does not have a policy of investing a significant portion of its assets in a specific industry or group of industries (a group of industries is also known as a “sector”). From time to time, however, it may have significant investments in companies in a specific industry or sectors, subjecting it to risks of that industry or sector, which may be greater than general market risk.

Regional/Country Focus. Foreign Value Small Cap Fund does not have a policy of investing a significant portion of its assets in any particular region or country, However, to the extent that Foreign Value Small Cap Fund focuses its investments in a particular geographic region or country, it may be subject to increased currency, political, regulatory and other risks associated with that region or country.

Cybersecurity and Technology Risk. Foreign Value Small Cap Fund, its service providers, and other market participants increasingly depend on complex information technology and communications systems, which are subject to different threats and risks that could adversely affect Foreign Value Small Cap Fund and its shareholders. Cybersecurity and other operational and technology issues may result in financial losses to Foreign Value Small Cap Fund and its shareholders.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

Past Performance

The following bar chart and table provide some indication of the risks of investing in Foreign Value Small Cap Fund by showing changes in Foreign Value Small Cap Fund’s performance over time. The tables also compare Foreign Value Small Cap Fund’s performance to a broad measure of market performance that reflects the type of securities in which Foreign Value Small Cap Fund invests. Past performance does not necessarily indicate how Foreign Value Small Cap Fund will perform (before and after taxes) in the future. Updated performance information is available at www.peartreefunds.com.

A Note on Performance

Ordinary Shares and Institutional Shares each commenced operations on May 1, 2008. R6 Shares commenced operations on February 6, 2017.

30

Calendar Year Total Returns — Ordinary Shares The bar chart below provides performance information for Foreign Value Small Cap Fund’s Ordinary Shares.

Calendar year-to-date return of the Ordinary Shares of Foreign Value Small Cap Fund as of June 30, 2026 was 0.87%.

Best Quarter:	Q4 2020	22.95%
Worst Quarter:	Q1 2020	(30.70)%

Average Annual Total Returns for the periods ended December 31, 2025

	1 Year	5 Years	10 Years
Ordinary Shares Before Tax	25.95%	7.11%	7.12%
After Tax on Distributions	25.76%	6.63%	6.60%
After Tax on Distributions, with Sale	16.44%	5.67%	5.81%
Institutional Shares Before Tax	26.44%	7.52%	7.50%
R6 Shares Before Tax	26.67%	7.59%	—
MSCI ACWI ex USA (reflects no deduction for fees, expenses or taxes)(1)	33.11%	8.46%	8.95%
MSCI ACWI ex USA Small Cap (reflects no deduction for fees, expenses or taxes)(2)	29.88%	7.41%	8.59%

(1)MSCI ACWI ex USA Index captures 1,934 large- and mid-cap companies across 22 of 23 developed markets (other the U.S.), and 24 emerging markets countries, and it covers approximately 85 percent of the global equity opportunity set outside the U.S. The index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in the index.

(2)The MSCI ACWI ex USA Small Cap Index captures small cap representation across 22 of 23 Developed Markets (DM) countries (excluding the United States) and 24 Emerging Markets (EM). With 4,084 constituents as of June 30, 2026, the index covers approximately 14 percent of the global equity opportunity set outside the U.S. The index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The index returns assume the reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in the index.

After-Tax Returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement. After-tax returns are shown only for Ordinary Shares and after-tax returns for Institutional Shares and R6 Shares may vary. Actual after-tax returns may differ depending on your individual circumstances.

31

Management

Foreign Value Small Cap Fund is managed by Pear Tree Advisors, Inc. and is sub-advised by Polaris Capital Management, LLC (“Polaris”). The following employees of Polaris serve as the portfolio managers of Foreign Value Small Cap Fund:

Investment Team	Position at Polaris	Manager of the Fund Since
Bernard R. Horn, Jr.	President and Chief Investment Officer	2008
Sumanta Biswas, CFA	Vice President and Portfolio Manager	2008
Bin Xiao, CFA	Portfolio Manager	2012
Jason M. Crawshaw	Portfolio Manager	2017

32

Buying and Selling Fund Shares

You may buy or sell shares of Foreign Value Small Cap Fund on any business day by contacting the Pear Tree Funds, through mail or by phone, through your broker or financial intermediary, and, in the case of R6 Shares, by contacting your retirement plan administrator or recordkeeper.

Initial Investment Minimum	Contact Information

Ordinary Shares: $2,500* Individual retirement accounts, certain accounts for minors, and automatic investment accounts $1,000*

Institutional Shares: $1,000,000* Certain wrap programs, registered advisers, certain government plans Pear Tree Fund affiliates and employees $0

R6 Shares: $100,000** Certain wrap programs, registered advisers, certain government plans Pear Tree Fund affiliates and employees $0

Mail: Pear Tree Funds Attention: Transfer Agent 55 Old Bedford Road, Suite 202 Lincoln, MA 01773 Telephone: 1-800-326-2151 Website: www.peartreefunds.com

*	May be waived by the Pear Tree Fund’s transfer agent.

**	May be waived for: qualified and non-qualified plan investors that do not require the fund or its affiliates to pay any type of administrative payment, or Trustees, employees of Manager or its affiliates, or members of the fund’s portfolio management team.

Ongoing Investment Minimum
Ordinary Shares: 50 shares
Institutional Shares: 50 shares
R6 Shares: None

Tax Information

Foreign Value Small Cap Fund’s distributions may be taxable as ordinary income or capital gains, unless your investment is through an IRA, 401(k) or other tax-advantaged investment plan. These tax-advantaged plans may be taxed upon withdrawal at a later date based upon your individual circumstances.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of Foreign Value Small Cap Fund through a broker-dealer or other financial intermediary (such as a bank), Foreign Value Small Cap Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Foreign Value Small Cap Fund over another investment. These payments are not applicable to R6 Shares. Ask your salesperson or visit your financial intermediary’s website for more information.

33

Pear Tree Polaris International Opportunities Fund

Investment Objective:

Long-term capital appreciation.

Fee Table and Expenses of International Opportunities Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of International Opportunities Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and expenses below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Ordinary Shares	Institutional Shares		R6 Shares
Management Fees	0.90%	0.90%		0.90%
Distribution (12b-1) Fees	0.25%	None		None
Other Expenses	0.39%	0.39%		0.24%
Total Annual Fund Operating Expenses	1.54%	1.29%		1.14%
Fee Waiver and/or Expense Reimbursement (1)	0.10%	0.30	% (2)(3)	0.18	%(3)
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	1.44%	0.99	% (2)(3)	0.96	% (3)

(1)The Manager has contractually agreed until July 31, 2027 to waive such portion of the management fees that it would otherwise receive under its agreement with Pear Tree Funds for serving as investment manager to International Opportunities Fund such that the aggregate management fee that the Manager would receive during the waiver period for serving as the investment manager of International Opportunities Fund would be calculated using an annual rate of 0.80 percent of International Opportunities Fund’s net assets. This fee waiver only may be terminated with the approval of the Trustees. The Manager does not have a right to recoup from International Opportunities Fund amounts that it has waived under that agreement.
(2)The Manager, in its capacity as transfer agent to Pear Tree Funds, has contractually agreed until July 31, 2027 to waive such portion of the fees that it would otherwise receive for serving as transfer agent under its agreement with Pear Tree Funds such that the aggregate transfer agent fee with respect to Institutional Shares would be calculated using an annual rate of 0.04 percent of International Opportunities Fund’s net assets attributable to Institutional Shares. This fee waiver only may be terminated with the approval of the Trustees. This fee waiver does not apply to Ordinary Shares or R6 Shares. The Manager does not have the right to recoup from International Opportunities Fund amounts that it has waived under that agreement.
(3)The Manager has contractually agreed until July 31, 2027 to reimburse such portion of the expenses of International Opportunities Fund attributable to each of Institutional Shares and R6 Shares such that “Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement” with respect to each of Institutional Shares and R6 Shares, other than extraordinary expenses, is not greater than 0.99 percent of International Opportunities Fund’s net assets attributable to Institutional Shares, and 0.96 percent of International Opportunities Fund’s net assets attributable to R6 Shares, respectively. The aggregate expenses of International Opportunities Fund with respect to Ordinary Shares remain unchanged. This fee waiver only may be terminated with the approval of the Trustees. The Manager does not have a right to recoup from International Opportunities Fund amounts that it has waived or reimbursed under that agreement.

Example

This example is intended to help you compare the cost of investing in International Opportunities Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in International Opportunities Fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5 percent return each year and that International Opportunities Fund’s operating expenses remain the same as set forth in the table above. The example also assumes that the fee waiver agreement currently in effect expires July 31, 2027; therefore, amounts for 3-, 5- and 10-year periods do not include any adjustment to reflect any fee waivers or expense reimbursements. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Ordinary Shares	$147	$477	$830	$1,826
Institutional Shares	$101	$379	$679	$1,530
R6 Shares	$ 98	$344	$610	$1,370

34

Portfolio Turnover

International Opportunities Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect International Opportunities Fund’s performance.

During the most recent fiscal year, International Opportunities Fund’s portfolio turnover rate was 46 percent of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, International Opportunities Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in equity securities issued by foreign markets issuers. A foreign markets issuer is an issuer operating in any industry sector that derives at least 50 percent of its gross revenues or profits from goods or services produced in non-U.S. markets or from sales made in non-U.S. markets. Issuers in which International Opportunities Fund invests may have any market capitalization. Equity securities include common and preferred shares, warrants and other rights derivative of or convertible into common stocks, American Depositary Receipts (“ADRs”), and Indian participatory notes (generally an interest in a pool of Indian-listed securities that is traded exclusively outside India by non-Indian registered investors), as well as shares of mutual funds and exchange-traded funds (“ETFs”), each of which invests at least 80 percent of its net assets in similar securities issued by foreign markets issuers.

To manage International Opportunities Fund’s portfolio, its sub-adviser generally seeks to identify more than 30 foreign markets securities that the sub-adviser considers as having the best opportunity for total return. To select specific investments, the sub-adviser is opportunistic, that is, looking for market inefficiencies using a proprietary quantitative investment process focused on bottom-up fundamental research.

International Opportunities Fund also may utilize options in an attempt to improve the risk/return profile of International Opportunities Fund’s returns. International Opportunities Fund also may for hedging purposes buy and sell forward foreign currency exchange contracts in connection with its investments.

Generally, International Opportunities Fund invests in foreign markets issuers in the countries represented by the MSCI ACWI ex USA Index. As of June 30, 2025, the MSCI ACWI ex USA Index comprised issuers from countries representing 22 developed markets and 24 emerging markets. International Opportunities Fund generally will be invested in issuers in fifteen or more foreign countries and fifteen or more industry sectors. However, International Opportunities Fund may be invested in securities from any country, any industry sector, or of any market capitalization amount.

Principal Investment Risks

It is possible to lose money by investing in International Opportunities Fund. An investment in International Opportunities Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market, Industry and Specific Holdings. The share price of International Opportunities Fund may fall because of weakness in and external shocks to the stock markets, generally, weakness with respect to a particular industry in which International Opportunities Fund has significant holdings, or weaknesses associated with one or more specific companies in which International Opportunities Fund may have substantial investments.

Foreign Securities, including Emerging Markets Securities. International Opportunities Fund’s investments in or exposure to foreign securities (including ADRs) may be adversely affected by political and economic conditions overseas, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar. The risks of foreign investing are heightened for securities of issuers in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable. They also are more susceptible to governmental interference, do not require issuers to publish quality current financial information, and tend to have less liquid and efficient trading markets than those of developed countries. The value of a foreign security may change materially at times when U.S. markets are not open for trading.

35

Opportunistic Stock Investing. Different investment styles periodically come into and fall out of favor with investors, depending on market conditions and investor sentiment. Strategies favoring growth stocks generally are more volatile than the overall stock market; strategies favoring value stocks typically carry the risk that market prices may never recognize their intrinsic values. As International Opportunities Fund holds stocks focused on growing cash-flow characteristics, from time to time it could underperform other mutual funds that use alternative metrics in their valuation criteria.

Large- and Mid-Capitalization Securities. Securities issued by large- and mid-cap companies tend to be less volatile than securities issued by smaller companies. Larger companies, however, may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.

Small- and Micro-Capitalization Securities. Investments in small- and micro-capitalization companies typically present greater risks than investments in larger companies and, as a result, the performance of International Opportunities Fund may be more volatile than a fund that invests only in large- and mid-cap stocks.

Liquidity Risk. To meet shareholder redemption requests and other cash requirements, International Opportunities Fund may have to sell certain portfolio securities at times when there may be few, if any, buyers, causing International Opportunities Fund to accept sale prices below the amounts that had been used by the fund to determine its net asset value.

Investment Strategies, Generally, and Quantitative Investment Risk. International Opportunities Fund’s investment strategy is based on assumptions of market and investor behavior. There are risks that those assumptions are incorrect, become outdated, or do not apply to specific market and political events. In those cases, the investment strategy is likely not to operate as anticipated, causing a loss in the value of International Opportunities Fund’s portfolio. International Opportunities Fund’s quantitative investment model is more complex than a typical non-quantitative strategy, and thus, may be less predictable in how it may react to specific market or political events.

Risks of Investing in ADRs. The risks of investing in ADRs include the risks of investing in individual U.S. equities, but they also include risks associated with investing in foreign equities. In addition, an ADR may not track the price of its associated underlying foreign security.

Currency and Option Contracts and Other Derivatives. International Opportunities Fund’s investments in currency futures, forwards, options and other derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected. Options contracts also are subject to the risks of leveraged transactions, and it may be difficult or impossible for International Opportunities Fund to liquidate an open option contract.

Investments in Other Collective Investment Funds. To the extent that International Opportunities Fund invests in mutual funds and exchange-traded funds (ETFs), its investment performance would be directly related to the investment performance of the other funds. It also would bear its proportionate share of any management and other fees paid by the other funds, subjecting International Opportunities Fund shareholders to some duplication of fees.

Specific Industry, Sector Concentration. International Opportunities Fund does not have a policy of investing a significant portion of its assets in a specific industry or group of industries (a group of industries is also known as a “sector”). From time to time, however, it may have significant investments in companies in a specific industry or sector, subjecting it to risks of that industry or sector, which may be greater than general market risk.

Regional/Country Focus. International Opportunities Fund does not have a policy of investing a significant portion of its assets in any particular region or country, However, to the extent that International Opportunities Fund focuses its investments in a particular geographic region or country, it may be subject to increased currency, political, regulatory and other risks associated with that region or country.

Cybersecurity and Technology Risk. International Opportunities Fund, its service providers, and other market participants increasingly depend on complex information technology and communications systems, which are subject to different threats and risks that could adversely affect International Opportunities Fund and its shareholders. Cybersecurity and other operational and technology issues may result in financial losses to International Opportunities Fund and its shareholders.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

36

Past Performance

The following bar chart and table provide some indication of the risks of investing in International Opportunities Fund by showing changes in International Opportunities Fund’s performance over time. The tables also compare International Opportunities Fund’s performance to a broad measure of market performance that reflects the type of securities in which International Opportunities Fund invests. Past performance does not necessarily indicate how International Opportunities Fund will perform (before and after taxes) in the future. Updated performance information is available at www.peartreefunds.com.

37

A Note on Performance

Ordinary Shares, Institutional Shares and R6 Shares commenced operations on January 30, 2019. Prior to November 15, 2019, International Opportunities Fund had a different investment sub-adviser and pursued different principal investment strategies. The current investment sub-adviser began managing the Fund with the current principal investment strategies on January 1, 2020 after a transition period beginning November 15, 2019.

Calendar Year Total Returns — Ordinary Shares The bar chart below provides performance information for International Opportunities Fund’s Ordinary Shares.

(1)Return from January 30, 2019 to December 31, 2019

Calendar year-to-date return of the Ordinary Shares of International Opportunities Fund as of June 30, 2026 was 20.70%.

Best Quarter:	Q4 2020	25.73%
Worst Quarter:	Q1 2020	(32.88)%

Average Annual Total Returns for the periods ended December 31, 2025

	1 Year	5 Years	Since Inception
Ordinary Shares Before Tax	17.59%	3.20%	6.85%
After Tax on Distributions	17.48%	2.33%	6.16%
After Tax on Distributions, with Sale	11.03%	2.36%	5.34%
Institutional Shares Before Tax	18.16%	3.68%	7.33%
R6 Shares Before Tax	18.11%	3.70%	7.34%
MSCI ACWI ex USA (reflects no deduction for fees, expenses or taxes)(1)	33.11%	8.46%	9.67%

(1)The MSCI ACWI ex USA Index captures large and mid-cap representation across 22 of 23 Developed Markets (DM) countries (excluding the United States) and 24 Emerging Markets (EM) countries. With 1,934 constituents as of June 30, 2026, the index covers approximately 85 percent of the global equity opportunity set outside the United States. The index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The index returns assume the reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in the index.

After-Tax Returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement. After-tax returns are shown only for Ordinary Shares and after-tax returns for Institutional Shares and R6 Shares may vary. Actual after-tax returns may differ depending on your individual circumstances.

Management

International Opportunities Fund is managed by Pear Tree Advisors, Inc. and is sub-advised by Polaris Capital Management, LLC (“Polaris”). The following employees of Polaris serve as the portfolio managers of International Opportunities Fund:

Investment Team	Position at Polaris	Manager of the Fund Since
Bin Xiao, CFA	Portfolio Manager	2019
Jason M. Crawshaw	Portfolio Manager	2019

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Buying and Selling Fund Shares

You may buy or sell shares of International Opportunities Fund on any business day by contacting the Pear Tree Funds, through mail or by phone, through your broker or financial intermediary, and, in the case of R6 Shares, by contacting your retirement plan administrator or recordkeeper.

Initial Investment Minimum	Contact Information

Ordinary Shares: $2,500* Individual retirement accounts, certain accounts for minors, and automatic investment accounts $1,000*

Institutional Shares: $1,000,000* Certain wrap programs, registered advisers, certain government plans Pear Tree Fund affiliates and employees $0

R6 Shares: $100,000** Certain wrap programs, registered advisers, certain government plans Pear Tree Fund affiliates and employees $0

Mail: Pear Tree Funds Attention: Transfer Agent 55 Old Bedford Road, Suite 202 Lincoln, MA 01773 Telephone: 1-800-326-2151 Website: www.peartreefunds.com

*	May be waived by the Pear Tree Fund’s transfer agent.

**	May be waived for: qualified and non-qualified plan investors that do not require the fund or its affiliates to pay any type of administrative payment, or Trustees, employees of Manager or its affiliates, or members of the fund’s portfolio management team.

Ongoing Investment Minimum
Ordinary Shares: 50 shares
Institutional Shares: 50 shares
R6 Shares: None

Tax Information

International Opportunities Fund’s distributions may be taxable as ordinary income or capital gains, unless your investment is through an IRA, 401(k) or other tax-advantaged investment plan. These tax-advantaged plans may be taxed upon withdrawal at a later date based upon your individual circumstances.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of International Opportunities Fund through a broker-dealer or other financial intermediary (such as a bank), International Opportunities Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend International Opportunities Fund over another investment. These payments are not applicable to R6 Shares. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

Pear Tree Polaris Small Cap Fund

Investment Objective

Maximum long-term capital appreciation. There is no guarantee that Small Cap Fund will achieve its objective. Small Cap Fund’s investment objective may be changed by its Trustees and without shareholder approval. Small Cap Fund will notify shareholders at least 60 days prior to any such change.

Principal Strategies

Under normal market conditions, Small Cap Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in equity securities, warrants, and rights derivative of or convertible into common stocks, in each case issued by small-cap issuers. Small Cap Fund considers a small-cap issuer to be a company having at the time of purchase by Small Cap Fund a market capitalization of between approximately $100 million to $5 billion, as well as mutual funds, exchange-traded funds (“ETFs”), and business development companies (“BDCs”), that invests at least 80 percent of its net assets in similar securities issued by other small-cap issuers. Small Cap Fund will not automatically sell or cease purchasing stock of a company it already owns just because the company’s market capitalization grows or falls outside this range, however, any additional securities purchased would not be considered equity securities of small-cap issuers. Small Cap Fund may, on occasion, purchase shares of companies with a market capitalization outside of that range if the sub-adviser to Small Cap Fund believes that such investment is in the best interests of Small Cap Fund and consistent with Small Cap Fund’s investment objective.

Small Cap Fund, as part of its principal investment strategy, may invest up to 15 percent of its net assets (determined at the time of investment) in securities of foreign issuers, which includes securities traded on non-U.S. exchanges, American Depositary Receipts (“ADRs”) and foreign securities traded on U.S. exchanges. If such securities have been issued by a small-cap issuer at the time of purchase, Small Cap Fund may include those securities in the portion of its portfolio that is invested in small-cap issuers (at least 80 percent). subject to the 15 percent limit. Fund assets also may be invested in growth stocks and value stocks. Small Cap Fund’s sub-adviser generally considers growth stocks to be equity securities issued by companies that have sustainable competitive advantages and products or services that potentially could generate significantly greater-than-average revenue and earnings growth. The sub-adviser generally considers value stocks with performance that has lagged relative to the market but whose issuing companies have stable earnings and cash flows and where there are visible and imminent inflection points and catalysts that will result in increased earnings and cash flow, driving stock appreciation.

In managing Small Cap Fund’s portfolio, its sub-adviser uses proprietary quantitative investment technology combined with traditional, value-based, fundamental research to identify potential investments. The sub-adviser uses traditional valuation measures, including price/book ratios and price/sustainable free cash flow ratios to screen its database of more than 40,000+ global companies. The sub-adviser uses these measures to identify companies with the greatest potential for undervalued streams of sustainable free cash flow. The sub-adviser conducts fundamental research, interviewing and visiting with company management and creating detailed financial models. Although Small Cap Fund does not have an express policy to invest in equity securities of companies in a specific industry or group of industries (a group of industries is also known as a “sector”), from time to time it has invested more than 25 percent of its total assets in financial services companies.

The sub-adviser also maintains a “watch-list” of companies, which may be used if the valuation of a company held in Small Cap Fund’s portfolio falls below established limits.

Small Cap Fund’s sub-adviser may utilize options on existing security positions or indexes in an attempt to improve the risk/return profile of Small Cap Fund’s returns. Selling/writing call options is designed to provide income to Small Cap Fund (i.e., the writer of the call option is paid a premium, but it is obligated to sell a security at a target price). Purchasing put options (i.e., the purchaser has the right to sell a security at a target price) is designed to protect Small Cap Fund from dramatic downward movements in a security, effectively locking in a minimum sale price for that security. The extent of the sub-adviser’s use of options may vary over time based on the sub-adviser’s assessment of market conditions and other factors.

Principal Investment Risks

All investments carry a certain amount of risk. You may lose money by investing in Small Cap Fund. In addition to the risks common to all Pear Tree Funds (see “— Investment Risks Common to All Pear Tree Funds”), below is a description of the principal risks of investing in Small Cap Fund.

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Investment Strategies, Generally, and Quantitative Investment Risk.  Small Cap Fund’s investment strategy is based on assumptions of market and investor behavior. There are risks that those assumptions are incorrect, become outdated, or do not apply to specific market and political events. In those cases, the investment strategy is likely not to operate as anticipated, causing a loss in the value of Small Cap Fund’s portfolio. The quantitative investment models used to manage Small Cap Fund’s portfolio may not perform as expected and may underperform the market as a whole. Underperformance by the model may be as a result of the factors used in building the quantitative analytical framework of the model, the weights placed on each factor, the accuracy of historical data supplied by third parties, and changing sources of market returns. Small Cap Fund’s quantitative investment model is more complex than a typical non-quantitative investment strategy, and thus, may be less predictable in how it may react to specific market or political events.

Small-Capitalization Securities. Investments in small-capitalization companies typically present greater risks than investments in mid- and large-cap companies because small companies often have limited product lines and few managerial or financial resources. As a result, the performance of Small Cap Fund may be more volatile than a mutual fund that invests in mid- and large-cap stocks.

Growth and Value Stock Investing. Growth and value investment styles periodically come into and fall out of favor with investors, depending on market conditions and investor sentiment. As Small Cap Fund holds stocks with both growth and value characteristics, from time to time it could underperform stock funds that take a strictly growth or value approach to investing. Growth stocks generally are more volatile than the overall stock market and can have sharp price declines as a result of earnings disappointments. Value stocks typically carry the risk that market prices may never recognize their intrinsic values.

Foreign Securities. To the extent Small Cap Fund holds foreign securities (listed on either U.S. exchanges or on non-U.S. exchanges) and ADRs, financial information concerning those entities may be more limited than information generally available from U.S. issuers or not available. The value of foreign instruments may be adversely affected by local or regional political and economic developments, reduced market liquidity, as well as changes in exchange rates. When Small Cap Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. For emerging market equity securities, these risks tend to be greater than for securities of issuers located in more developed countries. The value of a foreign security may change materially at times when U.S. markets are not open for trading.

Risks of Investing in ADRs. The risks of investing in ADRs include the risks of investing in individual U.S. equities, but they also include risks associated with foreign equities, such as fluctuations in foreign currencies and foreign investment risks, primarily political and financial instability, less liquidity, lack of uniform accounting, auditing and financial reporting standards and increased price volatility. In addition, an ADR may not track the price of the underlying foreign security.

Liquidity Risk. To meet shareholder redemption requests and other cash requirements, Small Cap Fund may have to sell certain portfolio securities at times when there may be few, if any, buyers, causing the fund to accept sale prices below the amounts that had been used by the fund to determine its net asset value.

Specific Industry, Sector Concentration, including Financial Services. Small Cap Fund may at any one time have significant investments in companies in a specific industry or groups of industries (a group of industries is also known as a “sector”) to the extent that Small Cap Fund’s benchmark is concentrated in a specific industry or sector. To the extent that Small Cap Fund has significant investments in a specific industry or sector, it is subject to risk of loss of that industry or sector as a result of adverse economic, business or other developments to that industry or sector, which may be greater than general market risk. When Small Cap Fund invests significantly in financial services companies, it may perform poorly during a downturn in the financial services industry. Financial services companies may be adversely affected by, among other things, regulatory changes, the availability of capital, the costs of borrowing, the rate of debt defaults, interest rate movements and competition.

Investments in Other Collective Investment Funds.  To the extent that Small Cap Fund invests in mutual funds, ETFs, and BDCs, Small Cap Fund’s investment performance would be directly related to the investment performance of the other funds. Small Cap Fund also would bear its proportionate share of any management and other fees paid by the other collective investment funds in addition to the investment management and other fees paid by Small Cap Fund. As a result, shareholders of Small Cap Fund would be subject to some duplication of fees.

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Currency and Option Contracts. Options contracts are subject to the risks inherent in most derivative contracts. In addition, currency contracts also may be subject to national and international political and economic events. Options contracts, including options on futures contracts, also are subject to the risks of a leveraged transaction, that is, a move against Small Cap Fund’s open position could cause Small Cap Fund to lose its premium, initial margin and any additional funds deposited to establish or maintain the position, and Small Cap Fund may be required to deposit a substantial amount of additional market funds on short notice to maintain the position. Under certain market conditions, Small Cap Fund investing in an option contact could lose more than the amount it originally invested. Small Cap Fund also may find that under certain market conditions, it may be difficult or impossible to liquidate an open option contract.

Pear Tree Focused Value Fund (formerly Pear Tree Quality Fund)

Investment Objective

Long-term growth of capital. There is no guarantee that Focused Value Fund will achieve its objective. Focused Value Fund’s investment objective may be changed by its Trustees and without shareholder approval. Focused Value Fund will notify shareholders at least 60 days prior to any such change.

Principal Investment Strategies

Under normal market conditions, Focused Value Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in equity securities issued by value issuers. Focused Value Fund’s sub-adviser considers a value issuer to be a company that, in the sub-adviser’s judgment, (i) generates consistent and durable free cash flow, (ii) has a defensible competitive position in its market or industry, and (iii) trades at a price that the sub-adviser believes represents a meaningful discount to the economic value of the business, as measured by the free cash flow the business is expected to generate for its owners over time. Focused Value Fund invests principally in securities of U.S. issuers.

Focused Value Fund may invest up to 20 percent of its net assets (determined at the time of investment) in securities of foreign issuers, which includes securities traded on non-U.S. exchanges, American Depositary Receipts (“ADRs”) and securities of foreign issuers traded on U.S. exchanges. If such securities have been issued by a value issuer at the time of purchase, Focused Value Fund may include those securities in the portion of its portfolio that is invested in value issuers (at least 80 percent), subject to the 20 percent limit.

Equity securities include common and preferred stocks, warrants and other rights derivative of or convertible into common stocks, American Depositary Receipts (“ADRs”), and shares of mutual funds and exchange-traded funds (“ETFs”), each of which invests at least 80 percent of its net assets in similar securities issued by value issuers. Issuers in which Focused Value Fund invests may have any market capitalization, although Focused Value Fund expects to invest principally in large- and mid-capitalization companies.

To manage Focused Value Fund’s portfolio, its sub-adviser seeks to identify a focused group of high-quality, cash-generative businesses that it believes are trading at meaningful discounts to their intrinsic value, with the objective of compounding capital over a multi-year (generally two- to five-year) investment horizon. Focused Value Fund’s portfolio is concentrated in the sub-adviser’s highest-conviction ideas and, under normal market conditions, generally holds between 15 and 30 securities. Because Focused Value Fund holds a limited number of securities, a single holding may represent a significant portion of Focused Value Fund’s assets.

In selecting investments, the sub-adviser uses a bottom-up, fundamental, valuation-driven investment process. The sub-adviser generates ideas through proprietary fundamental screens of its investment universe, its knowledge of industries and companies, and relationships developed over its history in the investment business. The sub-adviser then conducts fundamental research on candidate companies, including analysis of free cash flow generation, return on invested capital, capital deployment, competitive positioning, quality of management and industry dynamics. The sub-adviser generally seeks businesses whose share price, in the sub-adviser’s view, embeds an annual return to owners of approximately 8 to 10 percent, as expressed by the sub-adviser’s estimate of the company’s sustainable free cash flow relative to its price, together with the potential for growth in that free cash flow. The sub-adviser also seeks to identify companies that may benefit from structural changes that have the potential to enhance competitive advantage or value creation, such as industry consolidation, a change in management or improved capital allocation. Investment ideas are evaluated collaboratively by the sub-adviser’s investment team, which assesses the risks of each potential investment and the sub-adviser’s level of conviction before a position is established. The sub-adviser expects to be a long-term owner of each portfolio company, and Focused Value Fund’s portfolio turnover is expected to be low.

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The sub-adviser considers a decision to sell a security independently of a decision to buy. The sub-adviser may sell a security when its price approaches or exceeds the sub-adviser’s estimate of the business’s economic value, when the sub-adviser’s assessment of the company’s fundamentals, competitive position or capital deployment changes, when the sub-adviser identifies a more attractive investment opportunity, or to manage position size or portfolio risk. The sub-adviser defines risk as the permanent loss of capital rather than price volatility and manages risk at both the individual security level and the portfolio level.

Although Focused Value Fund does not have an express policy to invest in equity securities of companies in a specific industry or group of industries (a group of industries is also known as a “sector”), Focused Value Fund’s sector weightings are a result of the sub-adviser’s bottom-up security selection rather than sector allocation decisions, and from time to time Focused Value Fund may have significant exposure to one or more sectors, which may include the energy, materials, health care and information technology sectors. Focused Value Fund may invest more than 25 percent of its total assets in one or more sectors but will not invest more than 25 percent of its total assets in any single industry. Focused Value Fund may also invest in other securities within the capital structure of a company the sub-adviser has researched, including preferred stocks and convertible securities. Focused Value Fund may hold cash, or it may manage its cash by investing in cash equivalents and money market funds. The sub-adviser does not seek to be fully invested at all times; when the sub-adviser is unable to identify investments that meet its quality and valuation criteria, Focused Value Fund may hold a larger portion of its assets in cash and cash equivalents, subject to Focused Value Fund’s policy of investing at least 80 percent of its net assets in equity securities of value issuers under normal market conditions.

Principal Investment Risks

All investments carry a certain amount of risk. You may lose money by investing in Focused Value Fund. In addition to the risks common to all Pear Tree Funds (see “— Investment Risks Common to All Pear Tree Funds”), below is a description of the principal risks of investing in Focused Value Fund.

Value Stock Investing. Different investment styles periodically come into and fall out of favor with investors, depending on market conditions and investor sentiment. As Focused Value Fund holds stocks with value characteristics, from time to time it could underperform stock funds that take a strictly growth approach to investing. Value stocks typically carry the risk that market prices may never recognize their intrinsic values.Large- and Mid-Capitalization Securities. Securities issued by large- and mid-cap companies tend to be less volatile than securities issued by smaller companies. Larger companies, however, may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.

Foreign Securities. To the extent Focused Value Fund holds foreign securities (primarily through ADRs), financial information concerning those entities may be more limited than information generally available from U.S. issuers or not available. Non-U.S. equity markets in which those foreign securities are principally traded may have limited liquidity, and be subject to complex rules, arbitrary rules or both.

Focused Value Fund also may have a limited ability to protect its investment under foreign property and securities laws, and it may have difficulty from time to time converting local currency into U.S. dollars. Moreover, the value of foreign instruments tends to be adversely affected by local or regional political and economic developments, as well as changes in exchange rates. For emerging market equity securities, these risks tend to be greater than for securities of issuers located in more developed countries. The value of a foreign security may change materially at times when U.S. markets are not open for trading.

Non-Diversification.  Focused Value Fund is “non-diversified,” As a result, a decline in the value of the securities of one issuer could have a significant negative effect on Focused Value Fund.

Specific Industry, Sector Concentration.  Focused Value Fund may at any one time have significant investments in companies in a specific industry or group of industries (a group of industries is also known as a “sector”) to the extent that Focused Value Fund’s benchmark is concentrated in a specific industry or sector, although Focused Value Fund does not have a policy to concentrate in any specific industry or sector. To the extent that Focused Value Fund has significant investments in a specific industry or sector, it is subject to risk of loss of that industry or sector as a result of adverse economic, business or other developments to that industry or sector, which may be greater than general market risk.

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Liquidity Risk. To meet shareholder redemption requests and other cash requirements, Quality Fund may have to sell certain portfolio securities at times when there may be few, if any, buyers, causing the fund to accept sale prices below the amounts that had been used by the fund to determine its net asset value.

Pear Tree Essex Environmental Opportunities Fund

Investment Objective

Long-term capital appreciation. There is no guarantee that Environmental Opportunities Fund will achieve its objective. Environmental Opportunities Fund’s investment objective may be changed by its Trustees and without shareholder approval. Environmental Opportunities Fund will notify shareholders at least 60 days prior to any such change.

Principal Investment Strategy

Under normal marketing conditions, Environmental Opportunities Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in equity securities of clean-tech companies. A clean-tech company is a company that the Fund’s sub-adviser believes provides leading technology solutions to solve environmental challenges, focusing primarily on climate change. Environmental Opportunities Fund invests in companies across all market capitalizations, although it expects most to be small- and mid- cap companies (i.e., at the time of investment, a market capitalization at least $100 million and less than $10 billion). Environmental Opportunities Fund will not automatically sell or cease purchasing stock of a company it already owns just because the falls outside the clean-tech description, however, any additional securities purchased would not be considered equity securities of clean-tech issuers.

While most securities are typically invested in U.S. common stocks, Environmental Opportunities Fund may also invest in preferred stocks, as well as equity securities of foreign companies, either directly or through American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”).

In managing Environmental Opportunities Fund’s portfolio, its sub-adviser uses its proprietary Global Environmental Opportunities Strategy (“GEOS”) to identify companies with a strong growth potential that are pursuing natural resource optimization and are engaged in finding energy efficiency solutions, lessening dependence on fossil fuels and limiting greenhouse gasses. GEOS focuses on approximately 100 issuers out of a universe of approximately 700 eligible issuers, each of which generates at least 25 percent of its revenues from one or more of nine “environmental investment themes”:

•	Agricultural Productivity & Clean Fuels - Technologies that allow for improved agricultural yields or lower greenhouse gas (“GHG”) emissions and have less environmental impact than fossil fuel-based sources.

•	Clean Technology & Efficiency - Technologies used to create power and emit little to no waste or that use their by-products to create other forms of energy.

•	Efficient Transport - Technologies that enable greater efficiency and lower GHG emissions for all types of transport.

•	Environmental Finance - Companies developing global carbon market infrastructure for both voluntary and regulated markets

•	Power Technology - Technologies that improve the efficiency of power production, distribution and storage.

•	Power Merchants & Generation - Utilities that have base-load power generation with low GHG emissions.

•	Renewable Energy - Electrical power generation using natural, sustainable resources such as sunlight, wind, tides and geothermal heat.

•	Low Carbon Commerce - Leveraging consumer trends such as retail franchises that have best practices with regard to environmental sustainability.

•	Water - Companies that have strong water conservation policies or which specialize in water distribution, treatment, water purification or desalination.

The Fund’s sub-adviser focuses on commercially viable technologies with a broad thematic approach allowing broad opportunity and diversification. In addition to the Fund’s sub-adviser’s environmental assessment, the Fund’s sub-adviser ranks the stocks in the universe according to a number of factors, including growth in revenues, earnings and free cash flow, valuation, balance sheet strength and capital efficiency.

Environmental Opportunities Fund will typically hold at any given time securities of between 35 and 75 issuers, each representing between 2 percent and 3 percent of the portfolio, and be diversified across geographies, industries, and environmental themes.

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Principal Investment Risks

All investments carry a certain amount of risk. You may lose money by investing in Environmental Opportunities Fund. In addition to the risks common to all Pear Tree Funds (see “— Investment Risks Common to All Pear Tree Funds”), below is a description of the principal risks of investing in Environmental Opportunities Fund.

Specific Sector Concentration Risk. Environmental Opportunities Fund focuses its investments on a particular economic sector, clean-tech companies. The clean-tech industry generally represents technologies that rely heavily on public and private sources of capital to continue technological development. As a result, clean-tech companies may be adversely impacted by decreases in political support, government spending, public interest, withdrawal or non-renewal of tax credits, changes in legislation and by disruptive technologies. The fund’s performance relative to the market also may be impacted by whether the clean-tech sector is out of favor by investors. Similarly, the fund’s exclusion of investments in companies other than clean tech may adversely affect the fund’s relative performance at times when those other types of investments are performing well.

Mid- and Small-Capitalization Securities. Securities issued by mid- and small-cap companies tend to be more volatile than, and they typically present greater risks, than securities of larger companies. They tend to be more dependent on fewer products and markets than larger companies. They also tend to have more limited access to capital than larger companies. As a result, the performance of Environmental Opportunities Fund may be more volatile than a fund that invests only in large-cap stocks.

Growth Stock Investing. Different investment styles periodically come into and fall out of favor with investors. Growth stocks generally are more volatile than the overall stock market. Value stocks carry the risk that the market may not recognize their intrinsic value or that they are actually appropriately priced at a low level.

Active Management Risk. The Sub-Adviser’s judgments about the attractiveness, value, or potential appreciation of Environmental Opportunities Fund’s investments may prove to be incorrect. If the securities selected and strategies employed by Environmental Opportunities Fund fail to produce the intended results, Environmental Opportunities Fund could underperform other funds with similar objectives and investment strategies.

Foreign Securities. Financial information concerning foreign issuers may be more limited than information generally available from U.S. issuers or not available. The risks of foreign investing are heightened for securities of issuers in emerging market countries. Non-U.S. equity markets in which Environmental Opportunities Fund invests may have limited liquidity, and be subject to complex rules, arbitrary rules or both Environmental Opportunities Fund also may have a limited ability to protect its investment under foreign property and securities laws, and it may have difficulty from time to time converting local currency into U.S. dollars. Moreover, the value of foreign instruments tends to be adversely affected by local or regional political and economic developments, as well as changes in exchange rates. The value of a foreign security may change materially at times when U.S. markets are not open for trading.

Liquidity Risk.  To meet shareholder redemption requests and other cash requirements, Environmental Opportunities Fund may have to sell certain portfolio securities at times when there may be few, if any, buyers, causing Environmental Opportunities Fund to accept sale prices below the amounts that had been used by the fund to determine its net asset value.

Pear Tree Polaris Foreign Value Fund

Investment Objective

Long-term growth of capital and income. There is no guarantee that Foreign Value Fund will achieve its objective. Foreign Value Fund’s investment objective may be changed by its Trustees and without shareholder approval. Foreign Value Fund will notify shareholders at least 60 days prior to any such change.

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Principal Investment Strategies

Under normal market conditions, Foreign Value Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in equity securities issued by foreign markets value issuers. A foreign markets issuer is an issuer operating in any industry sector that derives at least 50 percent of its gross revenues or profits from goods or services produced in non-U.S. markets or from sales made in non-U.S. markets. Issuers in which Foreign Value Fund invests may have any market capitalization. Equity securities include common and preferred shares, warrants and other rights derivative of or convertible into common stocks, American Depositary Receipts (“ADRs”), that is, certificates that trade in the U.S. and which represent title to shares of a foreign markets issuer held by an overseas bank, and Indian participatory notes (generally an interest in a pool of Indian-listed securities that is traded exclusively outside India by non-Indian registered investors), as well as shares of mutual funds and exchange-traded funds (ETFs), each of which invests at least 80 percent of its net assets in similar securities issued by foreign markets value issuers.

To manage Foreign Value Fund’s portfolio, its sub-adviser seeks to identify 50 to 125 value securities, that is, foreign markets securities that the sub-adviser considers as being mispriced by the market but having the best opportunity for price appreciation to reflect their long-term fundamental valuations and/or future cash flows. To select specific investments, the sub-adviser looks for market inefficiencies using a proprietary quantitative investment process focused on bottom-up fundamental research. It then combines that process with traditional value-based research, as well as country and industry determinants. Portfolio investments are typically equally weighted at the time of investment and generally held for three to five years.

Foreign Value Fund also may utilize options in an attempt to improve the risk/return profile of Foreign Value Fund’s returns. Selling/writing call options is designed to provide income to Foreign Value Fund (i.e., the writer of the call option is paid a premium, but it is obligated to sell a security at a target price). Purchasing put options (i.e., the purchaser has the right to sell a security at a target price) is designed to protect Foreign Value Fund from dramatic downward movements in a security, effectively locking in a minimum sale price for that security. The extent of the sub-adviser’s use of options may vary over time based on the sub-adviser’s assessment of market conditions and other factors. Foreign Value Fund also may for hedging purposes buy and sell forward foreign currency exchange contracts in connection with its investments.

Generally, Foreign Value Fund invests in foreign markets issuers in Europe, Australia, as well as the larger capital markets of the Far East. Foreign Value Fund, however, also may invest without limit in emerging markets issuers, that is, an issuer organized under the laws of, or whose securities are traded in, a country included in the MSCI Emerging Markets Index. As of June 30, 2026, the countries included in the MSCI Emerging Markets Index were: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. Foreign Value Fund generally will be invested in issuers in fifteen or more foreign countries and fifteen or more industry sectors. However, Foreign Value Fund may be invested in securities from any country, any industry sector, or of any market capitalization amount.

Principal Investment Risks

All investments carry a certain amount of risk. You may lose money by investing in Foreign Value Fund. In addition to the risks common to all Pear Tree Funds (see “— Investment Risks Common to All Pear Tree Funds”), below is a description of the principal risks of investing in Foreign Value Fund.

Foreign Securities, including Emerging Markets Securities. Financial information concerning foreign issuers may be more limited than information generally available from U.S. issuers or not available. Non-U.S. equity markets in which Foreign Value Fund invests may have limited liquidity, and be subject to complex rules, arbitrary rules or both. Foreign Value Fund also may have a limited ability to protect its investment under foreign property and securities laws, and it may have difficulty from time to time converting local currency into U.S. dollars. Moreover, the value of foreign instruments tends to be adversely affected by local or regional political and economic developments, as well as changes in exchange rates. When Foreign Value Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. The value of a foreign security may change materially at times when U.S. markets are not open for trading.

For emerging market equity securities, these risks tend to be greater than for securities of issuers located in more developed countries. The events that lead to those greater risks include political instability, immature economic and financial institutions, local economies typically dependent on one or several natural resources, local property and securities laws that lack clarity or certainty, generally limited market liquidity, local ownership rules, currency exchange restrictions and restrictions on the repatriation of investment income and capital. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, Foreign Value Fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles. These securities could be more expensive because of additional management fees charged by the underlying pools. In addition, such pools may have restrictions on redemptions, limiting the liquidity of the investment.

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Value Stock Investing. Different investment styles periodically come into and fall out of favor with investors, depending on market conditions and investor sentiment. As Foreign Value Fund holds stocks with value characteristics, from time to time it could underperform stock funds that take a strictly growth approach to investing. Value stocks typically carry the risk that market prices may never recognize their intrinsic values.

Large- and Mid-Capitalization Securities. Securities issued by large- and mid-cap companies tend to be less volatile than securities issued by smaller companies. Larger companies, however, may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.

Small- and Micro-Capitalization Securities. Investments in small- and micro-capitalization companies typically present greater risks than investments in larger companies because small companies often have limited product lines and few managerial or financial resources. As a result, the performance of Foreign Value Fund may be more volatile than a fund that invests only in large- and mid-cap stocks.

Liquidity Risk. To meet shareholder redemption requests and other cash requirements, Foreign Value Fund may have to sell certain portfolio securities at times when there may be few, if any, buyers, causing the fund to accept sale prices below the amounts that had been used by the fund to determine its net asset value.

Investment Strategies, Generally, and Quantitative Investment Risk.  Foreign Value Fund’s investment strategy is based on assumptions of market and investor behavior. There are risks that those assumptions are incorrect, become outdated, or do not apply to specific market and political events. In those cases, the investment strategy is likely not to operate as anticipated, causing a loss in the value of Foreign Value Fund’s portfolio. The quantitative investment models used to manage Foreign Value Fund’s portfolio may not perform as expected and may underperform the market as a whole. Underperformance by the model may be as a result of the factors used in building the quantitative analytical framework of the model, the weights placed on each factor, the accuracy of historical data supplied by third parties, and changing sources of market returns. Foreign Value Fund’s quantitative investment model is more complex than a typical non-quantitative investment strategy, and thus, may be less predictable in how it may react to specific market or political events.

Risks of Investing in ADRs. The risks of investing in ADRs include the risks of investing in individual U.S. equities, but they also include risks associated with foreign equities, such as fluctuations in foreign currencies and foreign investment risks, primarily political and financial instability, less liquidity, lack of uniform accounting, auditing and financial reporting standards and increased price volatility. In addition, an ADR may not track the price of the underlying foreign security.

Currency and Option Contracts. Currency, forwards and options contracts are subject to the risks inherent in most derivative contracts. In addition, currency contracts also may be subject to national and international political and economic events. Options contracts, including options on futures contracts, also are subject to the risks of a leveraged transaction, that is, a move against Foreign Value Fund’s open position could cause Foreign Value Fund to lose its premium, initial margin and any additional funds deposited to establish or maintain the position, and Foreign Value Fund may be required to deposit a substantial amount of additional market funds on short notice to maintain the position. Under certain market conditions, Foreign Value Fund investing in an option contact could lose more than the amount it originally invested. Foreign Value Fund also may find that under certain market conditions, it may be difficult or impossible to liquidate an open option contract.

Investments in Other Collective Investment Funds. To the extent that Foreign Value Fund invests in mutual funds and ETFs Foreign Value Fund’s investment performance would be directly related to the investment performance of the other funds. Foreign Value Fund also would bear its proportionate share of any management and other fees paid by the other collective investment funds in addition to the investment management and other fees paid by Foreign Value Fund. As a result, shareholders of Foreign Value Fund would be subject to some duplication of fees.

Specific Industry, Sector Concentration. Foreign Value Fund may at any one time have significant investments in companies in a specific industry or group of industries (a group of industries is also known as a “sector”) to the extent that Foreign Value Fund’s benchmark is concentrated in specific industry or sector, although Foreign Value Fund does not have a policy to concentrate in companies in any specific industry or sector. To the extent that Foreign Value Fund has significant investments in a specific industry or sector, it is subject to risk of loss of that industry or sector as a result of adverse economic, business or other developments to that industry or sector, which may be greater than general market risk.

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Regional/Country Focus.  Foreign Value Fund does not have a policy of investing a significant portion of its assets in any particular region or country. However, to the extent that Foreign Value Fund focuses its investments in a particular geographic region or country, it may be subject to increased currency, political, regulatory and other risks associated with that region or country. As a result, Foreign Value Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

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Pear Tree Polaris Foreign Value Small Cap Fund

Investment Objective

Long-term growth of capital and income. There is no guarantee that Foreign Value Small Cap Fund will achieve its objective. Foreign Value Small Cap Fund’s investment objective may be changed by its Trustees and without shareholder approval. Foreign Value Small Cap Fund will notify shareholders at least 60 days prior to any such change.

Principal Investment Strategies

Under normal market conditions, Foreign Value Small Cap Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in equity securities issued by foreign markets, small-cap value issuers. A foreign markets issuer is an issuer operating in any industry sector that derives at least 50 percent of its gross revenues or profits from goods or services produced in non-U.S. markets or from sales made in non-U.S. markets. A small-cap issuer is a company having a market capitalization at time of purchase between $50 million to $5 billion. Equity securities include common and preferred shares, warrants and other rights derivative of or convertible into common stocks, American Depositary Receipts (“ADRs”), that is certificates that trade in the U.S. and which represent title to shares of a foreign markets issuer held by an overseas bank, and Indian participatory notes (generally an interest in a pool of Indian-listed securities that is traded exclusively outside India by non-Indian registered investors), as well as shares of mutual funds and exchange-traded funds (“ETFs”), each of which invests at least 80 percent of its net assets in similar securities issued by foreign markets, small cap value issuers.

To manage Foreign Value Small Cap Fund’s portfolio, its sub-adviser seeks to identify 50 to 100 value securities, that is, foreign markets, small-cap securities that the sub-adviser considers as being mispriced by the market but having the best opportunity for price appreciation to reflect their long-term fundamental valuations and/or future cash flows. To select specific investments, the sub-adviser looks for market inefficiencies using a proprietary quantitative investment process focused on bottom-up fundamental research. It then combines that process with traditional value-based research, as well as country and industry determinants. Portfolio investments are typically equally weighted at the time of investment and generally held for three to five years.

Foreign Value Small Cap Fund’s sub-adviser may utilize options in an attempt to improve the risk/return profile of Foreign Value Small Cap Fund’s returns. Selling/writing call options is designed to provide income to Foreign Value Small Cap Fund (i.e., the writer of the call option is paid a premium, but it is obligated to sell a security at a target price). Purchasing put options (i.e., the purchaser has the right to sell a security at a target price) is designed to protect Foreign Value Small Cap Fund from dramatic downward movements in a security, effectively locking in a minimum sale price for that security. The extent of the sub-adviser’s use of options may vary over time based on the sub-adviser’s assessment of market conditions and other factors. Foreign Value Small Cap Fund also may for hedging purposes buy and sell forward foreign currency exchange contracts in connection with its investments.

Generally, Foreign Value Small Cap Fund invests in foreign markets issuers in Europe, Australia, as well as the larger capital markets of the Far East. Foreign Value Small Cap Fund, however, also may invest without limit in emerging markets issuers, that is, an issuer organized under the laws of, or whose securities are traded in, a country included in the MSCI Emerging Markets Index. As of June 30, 2026, the countries included in the MSCI Emerging Markets Index were: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. Foreign Value Small Cap Fund generally will be invested in issuers in ten or more foreign countries. However, Foreign Value Small Cap Fund may be invested in securities from any country, any industry sector, or of any market capitalization amount.

Principal Investment Risks

All investments carry a certain amount of risk. You may lose money by investing in Foreign Value Small Cap Fund. In addition to the risks common to all Pear Tree Funds (see “— Investment Risks Common to All Pear Tree Funds”), below is a description of the principal risks of investing in Foreign Value Small Cap Fund.

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Foreign Securities, including Emerging Markets Securities. Financial information concerning foreign issuers may be more limited than information generally available from U.S. issuers or not available. Non-U.S. equity markets in which Foreign Value Small Cap Fund invests may have limited liquidity, and be subject to complex rules, arbitrary rules or both. Foreign Value Small Cap Fund also may have a limited ability to protect its investment under foreign property and securities laws, and it may have difficulty from time to time converting local currency into U.S. dollars. Moreover, the value of foreign instruments tends to be adversely affected by local or regional political and economic developments, as well as changes in exchange rates. When Foreign Value Small Cap Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. The value of a foreign security may change materially at times when U.S. markets are not open for trading.

For emerging market equity securities, these risks tend to be greater than for securities of issuers located in more developed countries. The events that lead to those greater risks include political instability, immature economic and financial institutions, local economies typically dependent on one or several natural resources, local property and securities laws that lack clarity or certainty, generally limited market liquidity, local ownership rules, currency exchange restrictions and restrictions on the repatriation of investment income and capital. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, Foreign Value Small Cap Fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles. These securities could be more expensive because of additional management fees charged by the underlying pools. In addition, such pools may have restrictions on redemptions, limiting the liquidity of the investment.

Value Stock Investing. Different investment styles periodically come into and fall out of favor with investors, depending on market conditions and investor sentiment. As Foreign Value Small Cap Fund holds stocks with value characteristics, from time to time it could underperform stock funds that take a strictly growth approach to investing. Value stocks typically carry the risk that market prices may never recognize their intrinsic values.

Small-Capitalization Securities. Investments in small-capitalization companies typically present greater risks than investments in larger companies because small companies often have limited product lines and few managerial or financial resources. As a result, the performance of Foreign Value Small Cap Fund may be more volatile than a fund that invests only in large- and mid-cap stocks.

Liquidity Risk. To meet shareholder redemption requests and other cash requirements, Foreign Value Small Cap Fund may have to sell certain portfolio securities at times when there may be few, if any, buyers, causing the fund to accept sale prices below the amounts that had been used by the fund to determine its net asset value.

Investment Strategies, Generally, and Quantitative Investment Risk.  Foreign Value Small Cap Fund’s investment strategy is based on assumptions of market and investor behavior. There are risks that those assumptions are incorrect, become outdated, or do not apply to specific market and political events. In those cases, the investment strategy is likely not to operate as anticipated, causing a loss in the value of Foreign Value Small Cap Fund’s portfolio. The quantitative investment models used to manage Foreign Value Small Cap Fund’s portfolio may not perform as expected and may underperform the market as a whole. Underperformance by the model may be as a result of the factors used in building the quantitative analytical framework of the model, the weights placed on each factor, the accuracy of historical data supplied by third parties, and changing sources of market returns. Foreign Value Small Cap Fund’s quantitative investment model is more complex than a typical non-quantitative investment strategy, and thus, may be less predictable in how it may react to specific market or political events.

Risks of Investing in ADRs. The risks of investing in ADRs include the risks of investing in individual U.S. equities, but they also include risks associated with foreign equities, such as fluctuations in foreign currencies and foreign investment risks, primarily political and financial instability, less liquidity, lack of uniform accounting, auditing and financial reporting standards and increased price volatility. In addition, an ADR may not track the price of the underlying foreign security.

Currency and Option Contracts. Currency, forwards and options contracts are subject to the risks inherent in most derivative contracts. In addition, currency contracts also may be subject to national and international political and economic events. Options contracts, including options on futures contracts, also are subject to the risks of a leveraged transaction, that is, a move against Foreign Value Small Cap Fund’s open position could cause Foreign Value Small Cap Fund to lose its premium, initial margin and any additional funds deposited to establish or maintain the position, and Foreign Value Small Cap Fund may be required to deposit a substantial amount of additional market funds on short notice to maintain the position. Under certain market conditions, Foreign Value Small Cap Fund investing in an option contact could lose more than the amount it originally invested. Foreign Value Small Cap Fund also may find that under certain market conditions, it may be difficult or impossible to liquidate an open option contract.

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Investments in Other Collective Investment Funds. To the extent that Foreign Value Small Cap Fund invests in mutual funds and ETFs Foreign Value Small Cap Fund’s investment performance would be directly related to the investment performance of the other funds. Foreign Value Small Cap Fund also would bear its proportionate share of any management and other fees paid by the other collective investment funds in addition to the investment management and other fees paid by Foreign Value Small Cap Fund. As a result, shareholders of Foreign Value Small Cap Fund would be subject to some duplication of fees.

Specific Industry, Sector Concentration. Foreign Value Small Cap Fund may at any one time have significant investments in companies in a specific industry or group of industries (a group of industries is also known as a “sector”) to the extent that Foreign Value Small Cap Fund’s benchmark is concentrated in specific industry or sector, although Foreign Value Small Cap Fund does not have a policy to concentrate in any specific industry or sector. To the extent that Foreign Value Small Cap Fund has significant investments in a specific industry or sector, it is subject to risk of loss of that industry or sector as a result of adverse economic, business or other developments to that industry or sector, which may be greater than general market risk.

Regional/Country Focus.  Foreign Value Small Cap Fund does not have a policy of investing a significant portion of its assets in any particular region or country. However, to the extent that Foreign Value Small Cap Fund focuses its investments in a particular geographic region or country, it may be subject to increased currency, political, regulatory and other risks associated with that region or country. As a result, Foreign Value Small Cap Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Pear Tree Polaris International Opportunities Fund

Investment Objective

Long-term capital appreciation. There is no guarantee that International Opportunities Fund will achieve its objective. International Opportunities Fund’s investment objective may be changed by its Trustees and without shareholder approval. International Opportunities Fund will notify shareholders at least 60 days prior to any such change.

Principal Investment Strategies

Under normal market conditions, International Opportunities Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in equity securities issued by foreign markets issuers. A foreign markets issuer is an issuer operating in any industry sector that derives at least 50 percent of its gross revenues or profits from goods or services produced in non-U.S. markets or from sales made in non-U.S. markets. Issuers in which International Opportunities Fund invests may have any market capitalization. Equity securities include common and preferred shares, warrants and other rights derivative of or convertible into common stocks, American Depositary Receipts (“ADRs”), that is, certificates that trade in the U.S. and which represent title to shares of a foreign markets issuer held by an overseas bank, and Indian participatory notes (generally an interest in a pool of Indian-listed securities that is traded exclusively outside India by non-Indian registered investors), as well as shares of mutual funds and exchange-traded funds (“ETFs”), each of which invests at least 80 percent of its net assets in similar securities issued by foreign markets issuers.

To manage International Opportunities Fund’s portfolio, its sub-adviser generally seeks to identify more than 30 foreign markets securities the sub-adviser considers as having the best opportunity for total return to select specific investments, the sub-adviser is opportunistic, that is, looking for market inefficiencies using a proprietary quantitative investment process focused on bottom-up fundamental research. It then combines that process with fundamental research, as well as country and industry determinants. Portfolio investments are typically equally weighted at the time of investment and acquired with the expectation of a long-term holding period.

International Opportunities Fund also may utilize options in an attempt to improve the risk/return profile of International Opportunities Fund’s returns. Selling/writing call options is designed to provide income to International Opportunities Fund (i.e., the writer of the call option is paid a premium, but it is obligated to sell a security at a target price). Purchasing put options (i.e., the purchaser has the right to sell a security at a target price) is designed to protect International Opportunities Fund from dramatic downward movements in a security, effectively locking in a minimum sale price for that security. The extent of the sub-adviser’s use of options may vary over time based on the sub-adviser’s assessment of market conditions and other factors. International Opportunities Fund also may for hedging purposes buy and sell forward foreign currency exchange contracts in connection with its investments.

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Generally, International Opportunities Fund invests in foreign markets issuers in the countries represented by the MSCI ACWI ex USA Index. As of June 30, 2026, the MSCI ACWI ex USA Index comprised issuers from countries representing 22 developed markets and 24 emerging markets. Developed market countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK. Emerging markets countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. International Opportunities Fund generally will be invested in issuers in fifteen or more foreign countries and fifteen or more industry sectors. However, International Opportunities Fund may be invested in securities from any country, any industry sector, or of any market capitalization amount.

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Principal Investment Risks

All investments carry a certain amount of risk. You may lose money by investing in International Opportunities Fund. In addition to the risks common to all Pear Tree Funds (see “— Investment Risks Common to All Pear Tree Funds”), below is a description of the principal risks of investing in International Opportunities Fund.

Foreign Securities, including Emerging Markets Securities. Financial information concerning foreign issuers may be more limited than information generally available from U.S. issuers or not available. Non-U.S. equity markets in which International Opportunities Fund invests may have limited liquidity, and be subject to complex rules, arbitrary rules or both. International Opportunities Fund also may have a limited ability to protect its investment under foreign property and securities laws, and it may have difficulty from time to time converting local currency into U.S. dollars. Moreover, the value of foreign instruments tends to be adversely affected by local or regional political and economic developments, as well as changes in exchange rates. When International Opportunities Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. The value of a foreign security may change materially at times when U.S. markets are not open for trading.

For emerging market equity securities, these risks tend to be greater than for securities of issuers located in more developed countries. The events that lead to those greater risks include political instability, immature economic and financial institutions, local economies typically dependent on one or several natural resources, local property and securities laws that lack clarity or certainty, generally limited market liquidity, local ownership rules, currency exchange restrictions and restrictions on the repatriation of investment income and capital. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, International Opportunities Fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles. These securities could be more expensive because of additional management fees charged by the underlying pools. In addition, such pools may have restrictions on redemptions, limiting the liquidity of the investment.

Opportunistic Stock Investing. Different investment styles periodically come into and fall out of favor with investors, depending on market conditions and investor sentiment. Strategies favoring growth stocks generally are more volatile than the overall stock market. Strategies favoring value stocks typically carry the risk that market prices may never recognize their intrinsic values. As International Opportunities Fund holds stocks focused on growing cash-flow characteristics, from time to time it could underperform other mutual funds that use alternative metrics in their valuation criteria.

Large- and Mid-Capitalization Securities. Securities issued by large- and mid-cap companies tend to be less volatile than securities issued by smaller companies. Larger companies, however, may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.

Small- and Micro-Capitalization Securities. Investments in small- and micro-capitalization companies typically present greater risks than investments in larger companies because small companies often have limited product lines and few managerial or financial resources. As a result, the performance of International Opportunities Fund may be more volatile than a fund that invests only in large- and mid-cap stocks.

Liquidity Risk. To meet shareholder redemption requests and other cash requirements, International Opportunities Fund may have to sell certain portfolio securities at times when there may be few, if any, buyers, causing the fund to accept sale prices below the amounts that had been used by the fund to determine its net asset value.

Investment Strategies, Generally, and Quantitative Investment Risk. International Opportunities Fund’s investment strategy is based on assumptions of market and investor behavior. There are risks that those assumptions are incorrect, become outdated, or do not apply to specific market and political events. In those cases, the investment strategy is likely not to operate as anticipated, causing a loss in the value of International Opportunities Fund’s portfolio. The quantitative investment models used to manage International Opportunities Fund’s portfolio may not perform as expected and may underperform the market as a whole. Underperformance by the model may be as a result of the factors used in building the quantitative analytical framework of the model, the weights placed on each factor, the accuracy of historical data supplied by third parties, and changing sources of market returns. International Opportunities Fund’s quantitative investment model is more complex than a typical non-quantitative investment strategy, and thus, may be less predictable in how it may react to specific market or political events.

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Risks of Investing in ADRs. The risks of investing in ADRs include the risks of investing in individual U.S. equities, but they also include risks associated with foreign equities, such as fluctuations in foreign currencies and foreign investment risks, primarily political and financial instability, less liquidity, lack of uniform accounting, auditing and financial reporting standards and increased price volatility. In addition, an ADR may not track the price of the underlying foreign security.

Currency and Option Contracts. Currency, forwards and options contracts are subject to the risks inherent in most derivative contracts. In addition, currency contracts also may be subject to national and international political and economic events. Options contracts, including options on futures contracts, also are subject to the risks of a leveraged transaction, that is, a move against International Opportunities Fund’s open position could cause International Opportunities Fund to lose its premium, initial margin and any additional funds deposited to establish or maintain the position, and International Opportunities Fund may be required to deposit a substantial amount of additional market funds on short notice to maintain the position. Under certain market conditions, International Opportunities Fund investing in an option contact could lose more than the amount it originally invested. International Opportunities Fund also may find that under certain market conditions, it may be difficult or impossible to liquidate an open option contract.

Investments in Other Collective Investment Funds. To the extent that International Opportunities Fund invests in mutual funds and ETFs, its investment performance would be directly related to the investment performance of the other funds. International Opportunities Fund also would bear its proportionate share of any management and other fees paid by the other collective investment funds in addition to the investment management and other fees paid by International Opportunities Fund. As a result, shareholders of International Opportunities Fund would be subject to some duplication of fees.

Specific Industry, Sector Concentration. International Opportunities Fund may at any one time have significant investments in companies in a specific industry or group of industries (a group of industries is also known as a “sector”) to the extent that International Opportunities Fund’s benchmark is concentrated in a specific industry or sectors, although International Opportunities Fund does not have a policy to concentrate in any specific industry or sector. To the extent that International Opportunities Fund has significant investments in a specific industry or sector, it is subject to risk of loss of that industry or sector as a result of adverse economic, business or other developments to that industry or sector, which may be greater than general market risk.

Regional/Country Focus. International Opportunities Fund does not have a policy of investing a significant portion of its assets in any particular region or country. However, to the extent that International Opportunities Fund focuses its investments in a particular geographic region or country, it may be subject to increased currency, political, regulatory and other risks associated with that region or country. As a result, International Opportunities Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Principal Investment Strategies Common to all Pear Tree Funds

The following principal investment strategies are common to all Pear Tree Funds:

Derivatives. Each Pear Tree Fund, may invest in derivatives for the purpose of hedging the value of the portfolio or to establish a position in the future. Each Pear Tree Fund’s investments in derivative instruments are subject to a number of risks. Many derivatives are instruments negotiated with a single counterparty, and thus, may not be resold, may be terminated only subject to penalty, and may be subject to non-performance by the counterparty. In part because of their complexity, many derivatives also involve the risk of mispricing or improper valuation, as well as the risk that the value of the derivative may not increase or decrease as expected. Certain derivatives also allow them to leverage their portfolios, and thus, could lose more than the principal amount it invested in those derivatives.

Cash Management. From time to time, a Pear Tree Fund will hold some of its assets as cash and/or cash equivalent financial instruments. Any cash or cash equivalent position held by a Pear Tree Fund typically is as a result of uninvested proceeds of a prior investment, uninvested cash received from new subscriptions, or uninvested cash being held to meet anticipated redemptions. Cash equivalent instruments include repurchase agreements and interests in money market funds and other investment funds intended for short-term liquid investments. Except when a Pear Tree Fund employs a temporary defensive position or anticipates significant fund redemptions, it is not the policy of the Pear Tree Funds to maintain a significant portion of its assets as cash or cash equivalent instruments.

Temporary Defensive Positions. From time to time, a Pear Tree Fund may take temporary defensive positions that are inconsistent with the Pear Tree Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. When taking a defensive position, the Pear Tree Fund may not achieve its investment objective.

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Investment Risks Common to All Pear Tree Funds

The following are investment risks that are common to the Pear Tree Funds as well as most equity mutual funds:

•	Risks Associated with Markets Generally, Specific Industries and Specific Holdings. The share price of a Pear Tree Fund may fall because of weakness in and external shocks to the stock markets, generally, weakness with respect to a particular industry in which the Pear Tree Fund has significant holdings, or weaknesses associated with one or more specific companies in which the Pear Tree Fund may have substantial investments. A Pear Tree Fund’s investments also may fluctuate significantly in value over short periods of time, causing the Pear Tree Fund’s share price to be volatile.

The stock markets generally may decline because of adverse economic and financial developments in the U.S. and abroad. In addition, there is a risk that policy changes by the Federal Reserve and/or other government actors, such as increasing interest rates, could cause increased volatility in financial markets, and higher levels of fund redemptions. Trade barriers and other protectionist trade policies (including those policies adopted by the U.S.) also may have a negative impact on a Pear Tree Fund.

Industry or company earnings may deteriorate because of a variety of factors, including maturing product lines, changes in technologies, new competition and changes in management. Such weaknesses typically lead to changes in investor expectations of future earnings and a lack of confidence in current stock prices. Downward pressures on stock prices accelerate if institutional investors, who comprise a substantial portion of the market, also lose confidence in current prices.

The equity holdings of a Pear Tree Fund, which may include common stocks, convertible securities, preferred stocks, warrants and sponsored and unsponsored ADRs, may decline in value because of changes in the price of a particular holding or a broad stock market decline. Common stock ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a security may decline for a number of reasons that directly relate to the issuer of a security or broader economic or market events including changes in interest rates.

•	Liquidity. Some Pear Tree Fund portfolio holdings may be subject to legal or contractual restrictions on resale, making them difficult to sell, especially in a timely manner. Adverse market or economic conditions may result in limited or no trading market for other securities held by a Pear Tree Fund. Under any of these conditions, it may be difficult for a Pear Tree Fund selling one of these securities to receive a sales price comparable to the value assigned to the security by the Pear Tree Fund, or if the Pear Tree Fund continues to hold the security in its portfolio, to determine the value of the security.

Certain types of securities, once sold, may not settle for extended periods of time, in which case the selling Pear Tree Fund would not receive the sales proceeds to meet its obligations, including shareholder redemption request, or reinvest in additional portfolio securities.

•	Investment Strategies. Each Pear Tree Fund pursues its investment objective using a specific investment strategy. An investment strategy generally is a set of principles or rules that are designed to assist the Fund in selecting its portfolio securities. For the most part, the principles or rules comprising a Fund’s investment strategy involve a tradeoff between principles or rules that are intended to help the Fund consistently increase the value of its portfolio, and principles or rules that are intended to prevent the Fund from losing all or substantially all of its value. For all Pear Tree Fund investment strategies, there are risks that a strategy will not perform as anticipated, or that market and other conditions under which the investment strategy is expected to perform as anticipated, will not occur.

•	Cybersecurity and Technology Risk. Each Pear Tree Fund, its service providers, and other market participants increasingly depend on complex information technology and communications systems. Those systems are subject to threats and risks, such as theft, misuse, and improper release of confidential or highly sensitive information relating to a Pear Tree Fund and/or its shareholders, as well as compromises or failures to systems, networks, devices and applications relating to the operations of the Pear Tree Fund and its service providers. Power outages, natural disasters, equipment malfunctions and processing errors also threaten these systems, as well as market events that occur at a pace that overloads these systems.

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Cybersecurity and other operational and technology issues may result in financial losses to the Funds and their shareholders, impede business transactions, violate privacy and other laws, subject the Funds to certain regulatory penalties and reputational damage, and increase compliance costs and expenses. Furthermore, as the Pear Tree Funds’ assets grow, they may become more of a target for cybersecurity threats, such as hackers and malware. Although the Pear Tree Funds have developed processes, risk management systems and business continuity plans designed to reduce these risks, they do not directly control the cybersecurity defenses, operational and technology plans and systems of their service providers, financial intermediaries and companies in which they invest or with which they do business. The Pear Tree Funds and their shareholders could be negatively impacted as a result. Similar types of cybersecurity risks also are present for issuers of securities in which the Pear Tree Funds invest, which could result in material adverse consequences for such issuers, and they may cause a Fund’s investment in such securities to lose value.

Changes in Policies

Each Pear Tree Fund’s policy of investing at least 80 percent of its net assets (less borrowings for investment purposes) in a particular type of investment may not be revised unless that Pear Tree Fund’s shareholders are notified at least 60 days in advance of the proposed change.

Disclosure of Portfolio Holdings

A description of the Pear Tree Funds’ policies and procedures with respect to the disclosure of the Pear Tree Funds’ portfolio securities is available in the Pear Tree Funds’ Statement of Additional Information. A “snapshot” of each Pear Tree Fund’s investments may be found in its annual and semiannual reports. In addition, a list of each Fund’s full portfolio holdings, which is updated monthly, is included the Pear Tree Funds’ filings with the SEC on Form N-CSR or Form N-PORT for the period that includes the date of the information. Those reports are available at the SEC’s website www.sec.gov.

MANAGEMENT OF PEAR TREE FUNDS

Pear Tree Advisors, Inc., 55 Old Bedford Road, Suite 202, Lincoln, MA 01773 (the “Manager”) is responsible for day-to-day management of the business and affairs of the Pear Tree Funds subject to oversight by the Board.

The Manager

The Manager is a privately held financial services firm providing management and administrative services and facilities to the Pear Tree Funds. As of June 30, 2026, the Manager had approximately $2.5 billion in assets under management.

The Manager may, subject to the approval of the Trustees, choose the investments of the Pear Tree Funds itself or select sub-advisers (each, a “Sub-Adviser”) to execute the day-to-day investment strategies of the Pear Tree Funds. Other than the Focused Value Fund, the Manager currently employs the Sub-Advisers to make the investment decisions and portfolio transactions for the Pear Tree Funds and supervises the Sub-Advisers’ investment programs. With respect to the Focused Value Fund, the Manager selects the target portfolio, and the Sub-Adviser assists the Manager in implementing changes in Focused Value Fund’s portfolio to generally reflect the composition of the target portfolio.

The Pear Tree Funds and the Manager have received an exemptive order from the SEC that permits the Manager, subject to certain conditions, to enter into or amend an advisory contract with unaffiliated Sub-Advisers with respect to any Pear Tree Fund without obtaining shareholder approval. With Trustees approval, the Manager may employ a new unaffiliated Sub-Adviser for the Pear Tree Fund, change the terms of the advisory contract with an unaffiliated Sub-Adviser, or enter into new advisory contracts with a Sub-Adviser. The Manager retains ultimate responsibility to oversee the Sub-Advisers to the Pear Tree Funds and to recommend their hiring, termination, and replacement. Shareholders of the Pear Tree Fund continue to have the right to terminate the advisory contract applicable to the Pear Tree Fund at any time by a vote of the majority of the outstanding voting securities of the Pear Tree Fund. Shareholders will be notified if the Sub-Adviser is removed or replaced or if there has been any material amendment to an advisory contract.

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The Sub-Advisers and Portfolio Management

The Sub-Advisers provide portfolio management and related services to each Pear Tree Fund, including trade execution.

The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of shares of his or her Fund.

Pear Tree Colrain Focused Value Fund

Sub-Adviser—Colrain Capital LLC (“Colrain”), 867 Boylston Street, 5th Floor, Boston, Massachusetts 02116, Has served as the Sub-Adviser to Focused Value Fund since January 1, 2027. Colrain is an employee-owned value equity manager founded in 2001. As of August 31, 2026, Colrain managed approximately $296 million in assets, all in its focused value strategy. The portfolio managers for Focused Value Fund are jointly and primarily responsible for portfolio management of the Fund:

Portfolio manager	Portfolio manager experience in this Fund	Primary title(s) with Sub-Adviser, primary role and investment experience
Timothy E. Quinlisk, CFA	Since 2027	Portfolio Manager, Founding Partner
William R. Barton	Since 2027	Portfolio Manager, Founding Partner

Pear Tree Essex Environmental Opportunities Fund

Sub-Adviser—CCM Partners, LP, d/b/a Shelton Capital Management (“Shelton”), 1401 Lawrence Street, Suite 1550, Denver, Colorado 80202, serves as the Sub-Adviser to the Environmental Opportunities Fund. Shelton acquired the former sub-adviser of Environmental Opportunities Fund on or about January 1, 2026. Shelton is an SEC-registered investment adviser founded in 1985. As of October 14, 2026, Shelton had approximately $8.1 billion in assets under management. The following employees of Shelton serve as the portfolio managers of Environmental Opportunities Fund and are jointly responsible. Those employees also have been the portfolio managers of Environmental Opportunities Fund since inception..

Pear Tree Essex Environmental Opportunities Fund

Portfolio manager	Portfolio manager experience in this Fund	Primary title(s) with Sub-Adviser and primary role
William H. Page	Environmental Opportunities Fund since 2021 (managed Predecessor Fund since inception)	Senior Vice President & Senior Portfolio Manager
Robert J. Uek	Environmental Opportunities Fund since 2021 (managed Predecessor Fund since inception)	Co-Chief Executive Officer & Senior Portfolio Manager

Pear Tree Polaris Small Cap Fund, Pear Tree Polaris Foreign Value Fund, Pear Tree Polaris Foreign Value Small Cap Fund, and Pear Tree Polaris International Opportunities Fund

Sub-Adviser Polaris Capital Management, LLC (“Polaris”), 121 High Street, Boston, Massachusetts 02110, serves as the Sub-Adviser to Small Cap Fund, Foreign Value Fund, Foreign Value Small Cap Fund and International Opportunities Fund. As of June 30, 2026, Polaris had approximately $4.7 billion in assets under management for institutional clients and affluent individuals.

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The portfolio managers for each of Small Cap Fund, Foreign Value Fund, Foreign Value Small Cap Fund and International Opportunities Fund are jointly and primarily responsible for the portfolio management of that Fund.

Portfolio manager	Portfolio manager experience in these Funds	Primary title(s) with Sub-Adviser, primary role and investment experience
Bernard R. Horn, Jr.	Small Cap Fund since 2015; Lead Portfolio Manager Foreign Value Fund since 1998 (Fund inception); Portfolio Manager Foreign Value Small Cap Fund since 2008 (Fund inception);	President and Chief Investment Officer since 1998. Founder and Portfolio Manager since 1995. Investment professional since 1980.

Sumanta Biswas, CFA	Lead Portfolio Manager Foreign Value Small Cap Fund since 2008 (Fund inception); Assistant Portfolio Manager

Vice President and Portfolio Manager since 2024.

Vice President and Assistant Portfolio Manager since 2004.

Investment professional since 1996; 1996 to 2000 as an officer for the Securities and Exchange Board of India; in 2001 as an intern for Delta Partners; 2002 to 2004 as an Analyst for Polaris.

Bin Xiao, CFA	Small Cap Fund since 2015 Foreign Value Fund since 2008 Foreign Value Small Cap Fund since 2008 International Opportunities Fund since 2019	Portfolio Manager since 2024. Assistant Portfolio Manager since 2012. Analyst with Polaris since 2006. Internship at HSBC Global Investment Banking in 2005, internship at Polaris in 2004/2005.

Jason M. Crawshaw	Small Cap Fund since 2016 Foreign Value Fund since 2017 Foreign Value Small Cap Fund since 2017 International Opportunities Fund since 2019

Executive Vice President since 2023.

Portfolio Manager since 2021.

Assistant Portfolio Manager since 2015.

Analyst with Polaris since 2014.

Investment professional since 1994; 1994 to 1996, First Corp Merchant Bank, Equity Analyst for internal, hedge fund; 1996 to 1997, Coronation Securities, Equity Analyst/Assistant Portfolio Manager for internal hedge fund; 1998 to 2001, Equinox Holdings, Portfolio Manager for long/short small cap equity portfolio; 2002 to 2006, Brait Specialized Funds, Portfolio Manager for long/short small cap equity portfolio; 2007 to 2013, Liberty Square Asset Management, Managing Director and Portfolio Manager for boutique international hedge fund/asset manager.

Samuel J. Hom	Small Cap Fund since 2025	Assistant Portfolio Manager since 2025; Senior Analyst with Polaris 2021-2025; Analyst with Polaris 2012-2014, 2016-2021; Investment professional since 2012.

Kenneth D. Kim	Small Cap Fund since 2025	Assistant Portfolio Manager since 2025; Senior Analyst with Polaris 2021-2025; Analyst with Polaris 2016-2021; Investment professional since 2006; Investment Banking Analyst at UBS 2006-2009, Long/Short Hedge Fund Analyst at Sirios Capital Management LLC 2009-2012, Management Consultant at McKinsey 2013, Short Selling Investment Analyst at Off Wall Street Consulting 2014-2016.

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Management and Sub-Advisory Fees

As compensation for services rendered for fiscal year ended March 31, 2026, each Pear Tree Fund paid the Manager from the assets of the fund as follows.

	Management Fees (without fee waivers)	Management Fees (net of fee waivers)
Small Cap Fund	0.80%	0.80%
Focused Value Fund	1.00%	0.60%
Environmental Opportunities Fund	0.90%	0.90%
Foreign Value Fund	1.00%	0.90%
Foreign Value Small Cap Fund	1.00%	0.90%
International Opportunities Fund	0.90%	0.80%

Sub-Advisory Fees

From the management fee, the Manager pays the expenses of providing investment advisory services to the Pear Tree Funds, including the fees of the Sub-Advisers of each individual Pear Tree Fund.

Trustee Approval

A discussion of the factors considered by the Trustees in approving the management and sub-advisory agreement for each Pear Tree Fund is included in the Pear Tree Funds’ Semi-Annual Report for the period ended September 30.

Fee Waivers/Expense Limitation

Pear Tree Polaris Small Cap Fund The Manager has contractually agreed until July 31, 2027 to reimburse such portion of the expenses of Small Cap Fund attributable to each of Institutional Shares and R6 Shares such that “Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement” with respect to each of Institutional Shares and R6 Shares, other than extraordinary expenses, is not greater than 0.99 percent of Small Cap Fund’s net assets attributable to Institutional Shares, and 0.96 percent of Small Cap Fund’s net assets attributable to R6 Shares, respectively. The aggregate expenses of Small Cap Fund with respect to Ordinary Shares remain unchanged. This fee waiver only may be terminated with the approval of the Trustees. The Manager does not have a right to recoup from Small Cap Fund amounts that it has waived or reimbursed under that agreement.

For the fiscal year ended March 31, 2026, the Manager reimbursed fees in the aggregate amount of $1,135.

Pear Tree Focused Value Fund The Manager has agreed until July 31, 2027 to waive such portion of the management fees that it would otherwise receive under its agreement with Pear Tree Funds for serving as investment manager to Focused Value Fund, such that the aggregate management fee that the Manager would receive during the waiver period for serving as the investment manager of Focused Value Fund would be calculated using (a) an annual rate of 0.75 percent for the first $125 million of Focused Value Fund’s net assets, and (b) an annual rate of 0.50 percent for Focused Value Fund’s net assets in excess of $125 million.

The Manager has contractually agreed until July 31, 2027 with respect to Institutional Shares and R6 Shares to reimburse such portion of the expenses of Focused Value Fund attributable to each of Institutional Shares and R6 Shares such that “Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement” with respect to each of Institutional Shares and R6 Shares, other than extraordinary expenses, is not greater than 0.79 percent of Focused Value Fund’s net assets attributable to Institutional Shares, and 0.64 percent of Focused Value Fund’s net assets attributable to R6 Shares, respectively. The aggregate expenses of Focused Value Fund with respect to Ordinary Shares remain unchanged. This fee waiver only may be terminated with the approval of the Trustees. The Manager does not have a right to recoup from Focused Value Fund amounts that it has waived or reimbursed under that agreement.

For the fiscal year ended March 31, 2026, the Manager waived fees in the aggregate amount of $1,297,687.

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Pear Tree Essex Environmental Opportunities Fund The Manager has contractually agreed until July 31, 2027 to reimburse such portion of the expenses of the Fund attributable to Ordinary Shares such that “Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement” with respect to Ordinary Shares, Institutional Shares and R6 Shares, excluding Acquired Fund Fee Expense and extraordinary expenses, is not greater than 1.24 percent of the Fund’s net assets attributable to Ordinary Shares, 0.99 percent of the Fund’s net assets attributable to Institutional Shares, and 0.95 percent of the Fund’s net assets attributable to R6 Shares.

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For the fiscal year ended March 31, 2026, the Manager waived fees in the aggregate amount of $83,823.

Pear Tree Polaris Foreign Value Fund Pear Tree Polaris Foreign Value Small Cap Fund The Manager has contractually agreed until July 31, 2027 to waive such portion of the management fees that it would otherwise receive under its agreement with Pear Tree Funds for serving as investment manager to each of Foreign Value Fund and Foreign Value Small Cap Fund such that the aggregate management fee that the Manager would receive during the waiver period for serving as the investment manager of each of Foreign Value Fund and Foreign Value Small Cap Fund would be calculated using an annual rate of 0.90 percent of the Fund’s net assets.

For the fiscal year ended March 31, 2026, the Manager waived fees in the aggregate amount of $1,682,451 and $704,941 respectively.

Pear Tree Polaris Foreign Value Fund The Manager has contractually agreed until July 31, 2027 to reimburse such portion of the expenses of Foreign Value Fund attributable to R6 Shares such that “Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement” with respect to R6 Shares, other than extraordinary expenses, is not greater than 0.94 percent of Foreign Value Fund’s net assets attributable to R6 Shares.

For the fiscal year ended March 31, 2026 the Manager waived fees with respect to R6 share class in the aggregate amount of $462,772.

Pear Tree Polaris International Opportunities Fund The Manager has contractually agreed until July 31, 2027 to waive such portion of the management fees that it would otherwise receive under its agreement with Pear Tree Funds for serving as investment manager to International Opportunities Fund such that the aggregate management fee that the Manager would receive during the waiver period for serving as the investment manager of International Opportunities Fund would be calculated using an annual rate of 0.80 percent of International Opportunities Fund’s net assets. This fee waiver only may be terminated with the approval of the Trustees.

The Manager has contractually agreed until July 31, 2027 to reimburse such portion of the expenses of International Opportunities Fund attributable to each of Institutional Shares and R6 Shares such that “Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement” with respect to each of Institutional Shares and R6 Shares, other than extraordinary expenses, is not greater than 0.99 percent of International Opportunities Fund’s net assets attributable to Institutional Shares, and 0.96 percent of International Opportunities Fund’s net assets attributable to R6 Shares, respectively. The aggregate expenses of International Opportunities Fund with respect to Ordinary Shares remain unchanged. This fee waiver only may be terminated with the approval of the Trustees. The Manager does not have a right to recoup from International Opportunities Fund amounts that it has waived or reimbursed under that agreement.

For the fiscal year ended March 31, 2026 the Manager waived fees in the aggregate amount of $110,968.

All Funds The Manager, in its capacity as transfer agent to Pear Tree Funds, has contractually agreed until July 31, 2027 to waive such portion of the fees that it would otherwise receive for serving as transfer agent under its agreement with Pear Tree Funds such that the aggregate transfer agent fee with respect to Institutional Shares of each Fund would be calculated using an annual rate of 0.04 percent of the Fund’s net assets attributable to its Institutional Shares. This fee waiver does not apply to Ordinary Shares or R6 Shares of any Pear Tree Fund.

For the fiscal year ended March 31, 2026, with respect to all Pear Tree Funds currently offering and selling shares, the Manager waived fees in the aggregate amount of $2,237,395, and with respect to all Pear Tree Funds that offered and sold shares during such fiscal year.

Recoupment; Termination With respect to each expense reimbursement or fee waiver agreement described above, the Manager does not have the right to recoup from the applicable Pear Tree Fund amounts that it has waived or reimbursed under that agreement. In addition, none of those agreements may be terminated without the consent of the Pear Tree Funds Trustees.

Distributor and Distribution Plan

U.S. Boston Capital Corporation (the “Distributor”) is the distributor (or principal underwriter) of all Pear Tree Fund’s shares.

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Each Pear Tree Fund has adopted a distribution plan under Rule 12b-1 to pay for the marketing and distribution of the Fund’s Ordinary Shares and for services provided to shareholders of the Fund’s Ordinary Shares as described above. Rule 12b-1 fees are paid out of the Fund’s assets on an on-going basis, which will increase the cost of your investment and cost more than other types of sales charges. The distribution fee is not directly tied to the Distributor’s expenses. If the Distributor’s expenses exceed the Distributor’s fee, the Fund is not required to reimburse the Distributor for the excess expenses; if the Distributor’s fee exceeds the Distributor’s expenses, the Distributor may realize a profit.

Additional Payments to Financial Intermediaries. The Manager and its affiliates (including the Distributor) may make payments to certain financial intermediaries that sell Ordinary and Institutional Pear Tree Fund shares for certain administrative services, including record keeping and sub-accounting shareholder accounts, to the extent that the Pear Tree Funds do not pay for these costs directly. They also may make payments to certain financial intermediaries that sell Ordinary and Institutional Pear Tree Fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of such payments may include payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial intermediary’s mutual fund trading system.

The Manager and its affiliates also may make payments, out of their own assets based on sales or assets attributable to the intermediary, or such other criteria agreed to by the Manager. Such payments will not impact the total operating expenses of any Pear Tree Fund. The intermediaries to which payments may be made are determined by the Manager. These payments, often referred to as “revenue sharing payments,” may be in addition to other payments such as Rule 12b-1 fees and may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pear Tree Funds or to provide marketing or service support to the Pear Tree Funds. In some circumstances, these payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Pear Tree Fund. Please contact your financial intermediary for details about revenue sharing payments it may receive.

No dealer compensation is paid from fund assets on sales of R6 Shares. R6 Shares do not carry sales commissions, pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in the Distributor’s efforts to promote the sale of Pear Tree Fund shares. Neither the Manager nor its affiliates make any type of administrative or service payments in connection with investments in R6 Shares.

SHARE CLASS ELIGIBILITY

Each Pear Tree Fund offers three classes of shares: Ordinary Shares, Institutional Shares, and R6 Shares. All Pear Tree Fund shares are offered without any sales charge. Each share class has its own fee structure. Only Ordinary Shares are subject to a 12b-1 plan, which permits a Pear Tree Fund to pay fees for the sale, distribution and service of its Ordinary Shares. As described below, Institutional Shares and R6 Shares generally are available only to limited classes of purchasers.

Your financial representative can help you decide which share class you are eligible to purchase and which is best for you. Please call 1-800-326-2151 for more information.

At this time the Pear Tree Funds do not accept applications for purchases of shares from foreign persons (that is, persons who are not U.S. citizens or resident aliens).

Ordinary Shares

Ordinary Shares of each Pear Tree Fund are available to any person who is a U.S. citizen or resident alien. The minimum initial investment in the Ordinary Shares of each Pear Tree Fund is generally $2,500. However, you may open an account and make an investment of as little as $1,000 if the account:

•	Participates in the Pear Tree Funds’ Automatic Investment Plan;

•	Is for the benefit of a minor in accordance with a Uniform Transfers or Gifts to Minors Act; or

•	Is a traditional or Roth individual retirement account (IRA), Coverdell Education Savings Account, Simplified Employee Pension (SEP-IRA) plan, Salary Reduction Simplified Employee Pension (SARSEP) plan, Savings Incentive Match Plan for Employees Individual Retirement Accounts (SIMPLE IRA), 529 college savings plan, or a Keogh Plan (HR-10).

Each Pear Tree Fund, at its sole discretion, may waive these minimum initial amounts for one or more investors. You may make subsequent purchases in any amount, although Pear Tree Funds, at its discretion, reserves the right to impose a minimum on subsequent purchases at any time.

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Class Cost Structure

•	No sales charge applies; all of your money goes to work for you right away

•	Subject to a distribution (12b-1) fee of 0.25 percent

•	Transfer agency and fund administration fees contemplate that the Manager or an affiliate may have to make administrative or service payments to financial intermediaries

Institutional Shares

Institutional Shares are offered to investors who meet eligibility and minimum investment amount requirements. The minimum initial investment amount may be invested in one or more of the Pear Tree Funds. Pear Tree Funds, at its sole discretion, may accept investments in an aggregate amount of at least $1 million from other classes of investors. In addition, Pear Tree Funds, in its sole discretion, may waive or lower minimum investment amount requirements with respect to any investor. There is no minimum additional investment amount.

Class Cost Structure

•	No sales charge applies; all of your money goes to work for you right away

•	No distribution (12b-1) fee applies

•	Transfer agency and fund administration fees contemplate that the Manager or an affiliate may have to make administrative or service payments to financial intermediaries

Minimum Initial Investment	Eligible Classes of Institutional Share Investors
$1 million or more in at least one Pear Tree Fund account

•        Any employee benefit plan with at least $10,000,000 in plan assets and 200 participants, that either has a separate trustee vested with investment discretion and certain limitations on the ability of plan beneficiaries to access its plan investments without incurring adverse tax consequences or which allows its participants to select among one or more investment options, including one or more Pear Tree Funds.

•        A bank or insurance company purchasing shares for its own account.

•        An insurance company separate account.

•        A bank, trust company, credit union, savings institution or other depository institution, its trust department or a common trust fund purchasing for non-discretionary customers or accounts.

$1 million or more aggregated in one or more Pear Tree Fund accounts

•        A private foundation that meets the requirements of Section 501(c)(3) of the Internal Revenue Code.

•        An endowment or organization that meets the requirements of Section 509(a)(1) of the Internal Revenue Code.

•        A family trust, testamentary trust or other similar arrangement purchasing Institutional Shares through or upon the advice of a single fee-paid financial intermediary other than the Manager or Distributor.

Provided, that the investor is purchasing Pear Tree Fund shares through a broker/dealer pursuant to an agreement with the Distributor.

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None

•        A mutual fund wrap program that offers allocation services, charges an asset-based fee to its participants for asset allocation and/or offers advisory services, and meets trading and operational requirements under an agreement with the Distributor or authorized clearing entity; You should ask your investment firm if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs also may offer their clients other classes of shares of the Pear Tree Funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class. Neither the Pear Tree Fund, nor the Manager, nor the Distributor receives any part of the separate fees charged to clients of such intermediaries.

•        A registered investment adviser that charges an asset-based investment advisory fee for its investment advisory services and is purchasing Pear Tree Fund shares on behalf of its investment advisory clients.

•        A state, county, city, or any instrumentality, department, authority, or agency of one of these types of entities, or a trust, pension, profit-sharing or other benefit plan for the benefit of the employees of one of these types of entities, provided that the investor is prohibited by applicable law from paying a sales charge or commission when it purchases shares of any registered investment management company; or

•        An officer, partner, trustee, director, or employee of Pear Tree Funds, any affiliate of Pear Tree Funds, and Sub-Adviser, and any affiliate of any Sub-Adviser (a “Fund Employee”), the spouse or child of a Fund Employee, a Fund Employee acting as custodian for a minor child, any trust, pension, profit-sharing or other benefit plan for the benefit of a Fund Employee or spouse and maintained by one of the above entities, the employee of a broker-dealer with whom the Distributor has a sales agreement or the spouse or child of such employee.

R6 Shares

R6 Shares are offered to investors who meet eligibility and minimum investment amount requirements. The minimum initial investment amount may be invested in one or more of the Pear Tree Funds. Pear Tree Funds, at its sole discretion, may accept investments in an aggregate amount of at least $100,000 from other classes of investors. In addition, Pear Tree Funds, in its sole discretion, may waive or lower minimum investment amount requirements with respect to any investor. There is no minimum additional investment amount.

Class Cost Structure

•	No sales charge applies; all of your money goes to work for you right away

•	No distribution (12b-1) fee applies

•	Transfer agency and fund administration fees less than similar fees applied to Ordinary and Institutional Shares; the Manager or an affiliate is not expected to make administrative or service payments to financial intermediaries

Minimum Initial Investment	Eligible Classes of R6 Share Investors
$100,000 or more in at least one Pear Tree Fund account	• A qualified defined contribution plan or nonqualified, tax advantaged deferred compensation retirement (457) plan that allows its participants to select among one or more investment options, including one or more Pear Tree Funds.
• A defined benefit plan, endowment, foundation, investment company, corporation, insurance company, trust company, or other type of institutional investor.
None	• A Fund Employee, the spouse or child of a Fund Employee, a Fund Employee acting as custodian for a minor child, any trust, pension, profit-sharing or other benefit plan for the benefit of a Fund Employee or spouse and maintained by one of the above entities, the employee of a broker-dealer with whom the Distributor has a sales agreement or the spouse or child of such employee.

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HOW TO PURCHASE

Making an Initial Investment

You must provide the Pear Tree Funds with a completed Account Application for all initial investments, a copy of which may be obtained by calling 1-800-326-2151, or online at www.peartreefunds.com.

Transaction Privileges. If you wish to have telephone exchange or telephone redemption privileges for your account, you must elect these options on the Account Application. You should carefully review the Application and particularly consider the discussion in this Prospectus regarding the Pear Tree Funds’ policies on exchanges of Fund shares and processing of redemption requests. Some accounts, including IRA accounts, require a special Account Application. See Investment Through Tax Deferred Retirement Plans. For further information, including assistance in completing an Account Application, call the Pear Tree Funds’ toll-free number 1-800-326-2151. Generally, shares may not be purchased by facsimile request or by electronic mail.

Identity Verification, including USA Patriot Act and Anti-Money Laundering (AML) Restrictions. To help the government fight the funding of terrorism and money laundering activities, the USA Patriot Act and other federal law requires all financial institutions, including the Pear Tree Funds’ distributor, to obtain, verify and record information that identifies each person who opens an account. Federal law also requires the Pear Tree Funds to implement policies and procedures reasonably designed to prevent, detect and report money laundering and other illegal activity. When you open an account, you will need to supply your name, address, date of birth, and other information that will allow the Pear Tree Fund to identify you. The Pear Tree Funds, consistent with applicable federal law, may redeem your shares and close your account; suspend, restrict or cancel purchase and redemption orders; process redemption requests and withhold your proceeds; and take other action if it is unable to verify your identity within a reasonable time or conduct required due diligence on your account or as otherwise permitted by its anti-money laundering policies and procedures. If your account must be closed, your redemption price will be the net asset value on the date of redemption.

Investments by Check. You may purchase shares of the Pear Tree Funds by sending a check payable in U.S. dollars to the Pear Tree Funds specifying the name(s) of the Pear Tree Fund(s) and amount(s) of investment(s), together with the appropriate Account Application (in the case of an initial investment) to:

Pear Tree Funds
Attention: Transfer Agent
55 Old Bedford Road, Suite 202
Lincoln, Massachusetts 01773

If you buy shares with a check that does not clear, your account may be subject to extra charges to cover collection costs. Third-party checks, cashier’s checks and money orders will not be accepted. Purchases made by check must wait up to fifteen days prior to being liquidated, unless they clear prior to that time.

Minimum Account Size

Each Pear Tree Fund requires that you maintain a minimum account size, currently 50 shares for Ordinary Shares and Institutional Shares. If you hold fewer than the required minimum number of shares in your account, the Pear Tree Fund reserves the right to notify you that it intends to sell your shares and close your account. You will be given 30 days from the date of the notice to make additional investments to avoid having your shares sold and your account closed. This policy does not apply to R6 Shares and accounts of certain qualified retirement plans.

Automatic Investment Plan

You may participate in the Automatic Investment Plan for the Pear Tree Funds by completing the appropriate section of the Account Application and enclosing a minimum investment of $1,000 per Fund. You must also authorize an automatic withdrawal of at least $100 per account from your checking or similar account each month to purchase shares of a Pear Tree Fund. You may cancel the Plan at any time, but your request must be received two business days before the next automatic withdrawal (generally the 20th of each month) to become effective for that withdrawal. Requests received fewer than two business days before a scheduled withdrawal will take effect with the next scheduled withdrawal. The Pear Tree Funds or the Transfer Agent may terminate the Automatic Investment Plan at any time.

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Investments by Wire

If you wish to buy shares by wire, please contact the Transfer Agent at 1-800-326-2151 or your dealer or broker for wire instructions. For new accounts, you must provide a completed Account Application before, or at the time of, payment. To ensure that a wire is credited to the proper account, please specify your name, the name(s) of the Pear Tree Fund(s) and class of shares in which you are investing, and your account number. A bank may charge a fee for wiring funds.

Subsequent Investments

If you are buying additional shares in an existing account, you should identify the Pear Tree Fund and your account number. If you wish to make additional investments in more than one Fund, you should provide your account numbers and identify the amount to be invested in each Pear Tree Fund. You may pay for all purchases with a single check. There are no minimum investment requirements applicable for subsequent investments any class of shares of any Pear Tree Fund.

Investments through Tax-Deferred Retirement Plans

Pear Tree Funds are available for investment through various tax-deferred retirement vehicles. Please call 1-800-326-2151 for assistance. These types of investments may be subject to specific fees.

Confirmation Statements

The transfer agent maintains an account for each investment firm or individual shareholder and records all account transactions. You will be sent confirmation statements showing the details of your transactions as they occur.

HOW TO EXCHANGE

You can exchange all or a portion of your shares between Funds within the same class, subject to the applicable minimum. You may not exchange from one class of shares to another class of shares of the same or a different Fund unless you also meet the requirements of the share class into which you want to exchange your existing shares. There is no fee for exchanges.

The exchange privilege is available only in states where shares of the shares of the Pear Tree Fund being acquired may legally be offered and sold. Not all Pear Tree Funds, and not all share classes of a Pear Tree Fund, may be registered in all states.

Exchanges might produce a gain or loss, as the case may be, for tax purposes.

You can make exchanges in writing or by telephone, if applicable. Exchanges will be made at the net asset values per share of the shares being exchanged next determined after the exchange request is received in good order by Pear Tree Funds. If exchanging by telephone, you must call prior to the close of regular trading on the NYSE (ordinarily 4:00 p.m., Eastern time). The Transfer Agent will only honor a telephone exchange if you have elected the telephone exchange option on your Account Application.

HOW TO REDEEM

Written Request for Redemption

You can redeem all or any portion of your shares by submitting a written request for redemption signed by each registered owner of the shares exactly as the shares are registered. The request must clearly identify the account number and the number of shares or the dollar amount to be redeemed.

If you redeem more than $100,000, or request that the redemption proceeds be paid to someone other than the shareholder of record, or sent to an address other than the address of record, your signature must be guaranteed. The use of signature guarantees is designed to protect both you and the Pear Tree Funds from the possibility of fraudulent requests for redemption.

Requests should be sent to:

Pear Tree Funds
Attention: Transfer Agent
55 Old Bedford Road, Suite 202
Lincoln, Massachusetts 01773

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Telephone Redemption

If you have elected the telephone redemption option on your Account Application, you can redeem your shares by calling the Transfer Agent at 1-800-326-2151, provided that you have not changed your address of record within the last thirty days. You must make your redemption request prior to the close of regular trading on the NYSE (ordinarily 4:00 p.m., Eastern time). Once you make a telephone redemption request, you may not cancel it. The Pear Tree Funds, the Manager, the Distributor, and the Transfer Agent will not be liable for any loss or damage for acting in good faith on exchange or redemption instructions received by telephone reasonably believed to be genuine. The Pear Tree Funds employ reasonable procedures to confirm that instructions communicated by telephone are genuine. It is the Pear Tree Funds’ policy to require some form of personal identification prior to acting upon instructions received by telephone, to provide written confirmation of all transactions effected by telephone, and to mail the proceeds of telephone redemptions only to the redeeming shareholder’s address of record.

Automatic Withdrawal Plan

You may request withdrawal of a specified dollar amount (a minimum of $100) on either a monthly, quarterly or annual basis. You may establish an Automatic Withdrawal Plan by completing the Automatic Withdrawal Form, which is available by calling 1-800-326-2151. You may stop your Automatic Withdrawal Plan at any time. Additionally, the Pear Tree Funds or the Transfer Agent may choose to stop offering the Automatic Withdrawal Plan.

You can directly redeem shares of a Pear Tree Fund by written request, by telephone (if elected in writing) and by automatic withdrawal. Redemptions will be made at the per share net asset value of such shares next determined after the redemption request is received in good order by the Pear Tree Fund.

Good order means that:

•	You have provided adequate instructions

•	There are no outstanding claims against your account

•	There are no transaction limitations on your account

Medallion Signature Guarantees and Other Requirements

You are required to obtain a medallion signature guarantee when you are:

•	Requesting certain types of transfers or exchanges or sales of fund shares in excess of $100,000

•	Requesting a redemption within 30 days of changing your account registration or address

•	Requesting a redemption, exchange or transfer to someone other than the account owner(s).

Please call 1-800-326-2151 if you have questions on whether a signature guarantee is needed.

You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.

The Transfer Agent will accept redemption requests only on days the NYSE is open. The Transfer Agent will not accept requests for redemptions that are subject to any special conditions or which specify a future or past effective date, except for certain notices of redemptions exceeding $250,000 (see Payment of Redemption Amount).

Payment of Redemption Proceeds

The Pear Tree Funds normally will send redemption proceeds on the business day after your request is received and in good order and processed, but in any event within seven days, regardless of the method the Pear Tree Funds uses to make such payment. However, if the shares to be redeemed represent an investment made by check or through the Automatic Investment Plan, the Pear Tree Funds reserve the right to hold the redemption check for up to ten days until monies have been collected by the Pear Tree Fund from the customer’s bank.

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The Pear Tree Funds may suspend this right of redemption and may postpone payment for more than seven days only when the NYSE is closed for other than customary weekends and holidays, or if permitted by SEC rules during periods when trading on the NYSE is restricted or during any emergency which makes it impracticable for the Pear Tree Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period permitted by SEC order.

Under normal circumstances, a Pear Tree Fund would expect to meet most redemption requests using cash in its portfolio, or selling portfolio assets to generate cash. For redemptions in amounts in excess of $250,000, or 1 percent of a Pear Tree Fund’s net assets, whichever is less, each Pear Tree Fund reserves the right to pay redemptions proceeds in-kind, that is, by distributing to the redeeming shareholder portfolio securities rather than cash.

During periods of stressed market conditions, a significant portion of each Pear Tree Fund portfolio has comprised, and Pear Tree Funds would continue to expect that it would comprise, mostly liquid securities (that is, securities that could be sold at the prices then used in determining the Pear Tree Fund’s net asset value). At such times, each Pear Tree Fund would continue to meet redemption requests using available cash or the cash proceeds from the sale of liquid securities. If, however, a significant portion of a Pear Tree Fund’s portfolio were to comprise illiquid investments or investments that have extended settlement periods, the Pear Tree Fund would likely limit cash redemptions and pay redemption proceeds in kind.

CALCULATION OF NET ASSET VALUE

You may purchase shares of each class of a Pear Tree Fund at the per share net asset value of shares of such class next determined after your purchase order is received in good order by the Pear Tree Fund. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after an order is placed. Orders received prior to the close of regular trading on the New York Stock Exchange (“NYSE”) (ordinarily 4:00 p.m., Eastern time), will receive that day’s closing price. The transfer agent will accept orders for purchases of shares on any day on which the NYSE is open for regular trading. The offering of shares of the Pear Tree Funds, or of any particular Fund, may be suspended from time to time, and the Pear Tree Funds reserve the right to reject any specific order.

Net asset value for one Pear Tree Fund share is the value of that share’s portion of all of the net assets in the Pear Tree Fund. Each Pear Tree Fund calculates its net asset value by adding the value of the Pear Tree Fund’s investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

Net asset value per share of each class of shares of a Pear Tree Fund will be determined as of the close of regular trading on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day on which the NYSE is open for regular trading. Currently, the NYSE is closed Saturdays, Sundays, and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, the Fourth of July, Labor Day, Thanksgiving and Christmas.

In determining a Pear Tree Fund’s net asset value for purposes of selling, redeeming and exchanging Pear Tree Fund shares, as well as for complying with limitations on portfolio holdings (including any requirement that the Pear Tree Fund invests at least 80 percent of the value of its assets in specific types of securities), Pear Tree Fund assets are valued primarily on the basis of market quotations, valuations provided by independent pricing services or, if quotations are not readily available or the market value has been materially affected by events occurring after the closing of an exchange or market and before the calculation of a Pear Tree Fund’s net asset value (e.g., a significant event), at fair value as determined in good faith in accordance with procedures adopted by the Manager of the Pear Tree Funds. Significant events that may materially affect market values may include a halt in trading for an individual security, significant fluctuations in domestic or foreign markets, or the unexpected close of a securities exchange or market as a result of natural disaster, an act of terrorism or significant governmental action.

For certain securities, where no sales have been reported, a Pear Tree Fund may value such securities at the last reported bid price. Short-term investments that mature in sixty-days (60) or less are valued at amortized cost. Derivatives are valued using their present market value or fair value (i.e., “marked-to-market”) rather than their notional value.

Foreign Value Fund, Foreign Value Small Cap Fund and International Opportunities Fund hold many, if not most, of their assets in securities that are primarily listed and traded on a foreign exchange. Because foreign markets may be open at different times than the NYSE, the value of a Pear Tree Fund’s shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close before the close of the NYSE and before the time the net asset value for a Pear Tree Fund is calculated. Occasionally, events affecting the value of foreign securities or currencies may occur between the close of the market on which the security trades and the close of the NYSE which will not be reflected in the computation of a Pear Tree Fund’s net asset value. If events materially affecting the value of a Pear Tree Fund’s securities occur during such a period, then such securities may be valued at their fair value as determined in good faith in accordance with procedures adopted by the Manager.

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SHAREHOLDER ACCOUNT POLICIES

Household Delivery of Fund Documents

The Pear Tree Funds will send a single proxy statement, prospectus and shareholder report to your residence for you and any other member of your household who has an account with the Pear Tree Funds. If you wish to revoke your consent to this practice, you may do so by notifying the Pear Tree Funds, by phone or in writing (see “How to contact us”). The Pear Tree Funds will begin mailing separate proxy statements, prospectuses and shareholder reports to you within 30 days after receiving your notice.

Lost Shareholders, Inactive Accounts and Unclaimed Property.

It is important that the Pear Tree Funds maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Pear Tree Funds. Based upon statutory requirements for returned mail, the Pear Tree Funds will attempt to locate the shareholder or rightful owner of the account. If the Pear Tree Funds is unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Pear Tree Funds is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent toll-free at 1-800-326-2151 at least annually to ensure your account remains in active status.

If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

Privacy

The Pear Tree Funds have a policy that protects the privacy of your personal information. A copy of the Pear Tree Funds’ privacy notice was given to you at the time you opened your account. The Pear Tree Funds will send you a copy of the privacy notice when a material change occurs. You may also obtain the privacy notice by calling the transfer agent or through the Pear Tree Funds’ website.

Excessive Trading

Frequent trading into and out of a Pear Tree Fund can disrupt portfolio management strategies, harm a Pear Tree Fund’s performance by forcing the Pear Tree Fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of a Pear Tree Fund’s portfolio securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The Pear Tree Funds investing in foreign securities or small cap securities may have increased exposure to the risks of short-term trading.

Each Pear Tree Fund discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a Pear Tree Fund’s shares to be excessive for a variety of reasons, such as if:

•	You sell shares within a short period of time after the shares were purchased;

•	You make two or more purchases and redemptions within a short period of time;

•	You enter into a series of transactions that is indicative of a timing pattern or strategy; or

•	We reasonably believe that you have engaged in such practices in connection with other mutual funds.

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The Trustees have adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Pear Tree Fund investors. Pursuant to these policies and procedures, we monitor selected trades periodically in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker has engaged in excessive short-term trading that we believe may be harmful to a Pear Tree Fund, we will ask the investor or broker to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of each Pear Tree Fund’s shareholders. While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, your return from an investment in a Pear Tree Fund may be adversely affected.

Frequently, Pear Tree Fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in observing the Pear Tree Funds’ policies.

Each Pear Tree Fund may reject (i) a purchase or exchange order before its acceptance or (ii) an order prior to issuance of shares. The Pear Tree Fund may also restrict additional purchases or exchanges in an account. Each of these steps may be taken, for any reason, without prior notice, including transactions that a Pear Tree Fund believes are requested on behalf of market timers. Each Pear Tree Fund reserves the right to reject any purchase request by any investor or financial institution if the Pear Tree Fund believes that any combination of trading activity in the account or related accounts is potentially disruptive to the Pear Tree Fund. A prospective investor whose purchase or exchange order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the Pear Tree Fund. The Pear Tree Funds and their agents may make exceptions to these policies if, in their judgment, a transaction does not represent excessive trading or interfere with the efficient management of a Pear Tree Fund’s portfolio, such as purchases made through systematic purchase plans or payroll contributions.

The Pear Tree Funds may impose further restrictions on trading activities by market timers in the future. The Pear Tree Funds’ prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

Investing Through a Broker or Other Financial Intermediary

The Pear Tree Funds have authorized certain brokers or other financial intermediaries to receive on behalf of the Funds purchase, exchange, and redemption orders. Such brokers and other financial intermediaries are authorized to designate other intermediates to receive purchase and redemption orders on the Pear Tree Funds’ behalf. Each Pear Tree Fund will be deemed to have received a purchase, exchange or redemption order when an authorized broker or financial intermediary or, if applicable, such person’s designee receives the order. Customer orders will be priced at the applicable Pear Tree Fund’s net asset value next computed after the orders are received by an authorized broker or financial intermediary or such person’s authorized designee. Investors that effect transactions through a broker, financial intermediary or a designee may be charged a fee by the broker, financial intermediary or designee.

Institutional Class and/or R6 Shares may be available on certain platforms sponsored by brokers that are not affiliated with the Pear Tree Funds, and the sponsors of those platforms may charge commissions on transactions in those shares. An investor should contact the platform’s sponsoring broker for information about the commissions it charges for such transactions. Shares of each Pear Tree Fund are available in multiple share classes that have different fees and expenses.

OTHER POLICIES

Each Pear Tree Fund reserves the right to:

•	Charge a fee for exchanges or to modify, limit or suspend the exchange privilege at any time without notice. A Pear Tree Fund will provide 60 days’ notice of material amendments to or termination of the exchange privilege.

•	Revise, suspend, limit or terminate the account options or services available to shareholders at any time, except as required by SEC rules;

•	Charge a fee for wire transfers of redemption proceeds or other similar transaction processing fees; and

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•	Suspend transactions in Pear Tree Fund shares when trading on the NYSE is closed or restricted, when the SEC determines an emergency or other circumstance exist that makes it impracticable for the Pear Tree Funds to sell or value their portfolio securities.

DIVIDENDS, DISTRIBUTIONS, AND FEDERAL TAXATION

Dividends and Distributions

Each Pear Tree Fund’s policy is to pay at least annually as dividends substantially all of its net investment income and to distribute annually substantially all of its net realized capital gains, if any, after giving effect to any available capital loss carryover. Normally, distributions are made once a year in December.

All distributions will be automatically reinvested in additional shares of the Pear Tree Fund you own unless you elect to have dividends, capital gains, or both paid by check. If you elect to have dividends, capital gains or both paid by check, you will be sent a check for your dividends, capital gains and other distributions if the total distribution is at least $10. If the distribution is less than ten dollars, it may be automatically reinvested in additional shares of the same class of the Pear Tree Fund you own. All distributions, whether received in shares or by check, are taxable and must be reported by you on your federal income tax returns.

If you elect to receive distributions paid in cash by check and (a) the U.S. Postal Service advises us that it could not deliver your check, or (b) your distribution check remains uncashed for more than six months after the date of issuance, the Pear Tree Funds may elect to cancel your check and in your name invest an amount equal to the amount of the cancelled check in additional shares of the Pear Tree Fund that made the distribution at the current day’s NAV.

Taxes

The tax discussion in this Prospectus is only a summary of certain U.S. federal income tax issues generally affecting each Pear Tree Fund and its shareholders. The following assumes that a Fund’s shares will be treated as capital assets in the hands of each shareholder. Circumstances among investors will vary, so you are encouraged to consult with your own tax advisor regarding the impact of an investment in the Fund with respect to your specific tax situation prior to making an investment in the Fund. Each Pear Tree Fund will distribute all, or substantially all, of its net investment income and net capital gains to its respective shareholders each year. Although no Fund will be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive.

For mutual funds generally, dividends from net investment income (other than qualified dividend income, as described below) and distributions of net short-term capital gains are taxable to shareholders of the fund as ordinary income under federal income tax laws, whether paid in cash or in additional shares. Distributions from net long-term gains recognized by a fund are taxable as long-term taxable gains regardless of the length of time a shareholder has held the shares and whether the distribution is paid in cash or additional shares. All such distributions to certain individuals, trusts and estates may be subject also to the Medicare net investment income tax at a rate of 3.8 percent, depending upon the adjusted gross income of the recipient.

Under current U.S. federal income tax law, distributions of earnings from qualifying dividends received by a Pear Tree Fund from domestic corporations and qualified foreign corporations will be taxable to non-corporate shareholders at the same rate as long-term capital gains, which is currently 20 percent, instead of at the ordinary income rate, provided certain requirements are satisfied.

Distributions, whether received as cash or reinvested in additional shares, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by a Pear Tree Fund attributable to direct obligations of the U.S. Treasury and certain agencies may be exempt from state and local taxes.

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Selling or exchanging your Fund shares is a taxable event and may result in capital gain or loss. A capital gain or capital loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds. Any capital loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a Pear Tree Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions.

You will be notified after each calendar year of the amount of income, dividends and net capital gains distributed. You will also be advised of the percentage of the dividends from a Pear Tree Fund, if any, that is exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. If you purchase shares of a Pear Tree Fund through a financial intermediary, that entity will provide this information to you.

Each Pear Tree Fund has elected and intends to continue to qualify each year, to be taxed as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level with respect to income and gains from investments that are distributed to shareholders. However, should a Pear Tree Fund fail to qualify as a regulated investment company, it would be subject to taxation at the fund level and therefore, would have less income available for distribution.

Each Pear Tree Fund is required to withhold a legally determined portion, currently 24 percent, of all taxable dividends, distributions and redemption proceeds payable to any non-corporate shareholder that does not provide the Pear Tree Fund with the shareholder’s correct taxpayer identification number or certification that the shareholder is not subject to backup withholding. This is not an additional tax but can be credited against your tax liability. Shareholders that invest in a Pear Tree Fund through a tax-deferred account, such as a qualified retirement plan, generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investing through such an account.

Foreign Income Taxes. Investment income received by a Pear Tree Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The U.S. has entered into tax treaties with many foreign countries which would entitle a Pear Tree Fund to a reduced rate of such taxes or exemption from taxes on such income.

If more than 50 percent in value of a Pear Tree Fund’s total assets at the close of any taxable year consists of securities of foreign corporations (which is likely for Foreign Value Fund, Foreign Value Small Cap Fund and International Opportunities Fund), the Pear Tree Fund may file an election with the Internal Revenue Service (the “Foreign Election”) that may permit you to take a credit (or a deduction) for foreign income taxes paid by the Pear Tree Fund. A Pear Tree Fund may be subject to certain holding period requirements with respect to securities held to take advantage of this credit. If the Foreign Election is made by the Pear Tree Fund, and you choose to use the foreign tax credit, you would include in your gross income both dividends you receive from the Pear Tree Fund and your allocable share of foreign income taxes paid by the Pear Tree Fund. You would be entitled to treat the foreign income taxes paid as a credit against your U.S. federal income taxes, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, you could treat your allocable share of the foreign income taxes paid by the Pear Tree Fund as an itemized deduction from adjusted gross income in computing taxable income rather than as a tax credit. It is anticipated that each Pear Tree Fund will qualify to make the Foreign Election; however, a Pear Tree Fund cannot be certain that it will be eligible to make such an election or that you will be eligible for the foreign tax credit.

Fund distributions also may be subject to state, local and foreign taxes, which are not addressed in this Prospectus or the Statement of Additional Information.

FINANCIAL HIGHLIGHTS

These tables detail the financial performance of each Pear Tree Fund described in this prospectus for each of the past five years, if applicable. These tables include total return information showing how much an investment in an Ordinary Share, Institutional Share or R6 Share of a Pear Tree Fund has increased or decreased each period (assuming reinvestment of all dividends and distributions). Certain information reflects financial results for a single Pear Tree Fund share. No information is provided for R6 Shares of Small Cap Fund or Focused Value Fund because no R6 Shares of either Fund were offered or sold during the periods covered by the financial highlights for those Pear Tree Funds below.

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The financial statements of each Pear Tree Fund as of March 31, 2026, have been audited by Tait, Weller & Baker LLP, the Pear Tree Funds’ independent registered public accounting firm. The financial highlights for the prior fiscal periods were also audited by Tait, Weller & Baker LLP, whose reports, along with each Pear Tree Fund’s financial statements and related notes, was included in Pear Tree Funds’ annual reports for those periods (for all Funds except Pear Tree Essex Environmental Opportunities Fund). The financial highlights for the six months ended September 30, 2026 has been derived from the Funds’ semi-annual financial statements included in the Funds’ Form N-CSR filing, which has not been audited. Copies of Pear Tree Funds’ most recent annual report and semi-annual report are available upon request.

With respect to the Pear Tree Essex Environmental Opportunities Fund, information prior to August 31, 2021 has been audited by the Predecessor Fund’s independent registered public accounting firm. That firm’s report, along with the Fund’s financial statements and financial highlights are incorporated herein by reference and included in the annual report, which is available upon request. All financial information below prior to August 31, 2021 represents the financial information of the Predecessor Fund. Accordingly, the financial information for the Institutional Shares is that of the Predecessor Fund’s Institutional Class, and the financial information for the Ordinary Shares is that of the Predecessor Fund’s Investor Class.

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Pear Tree Polaris Small Cap Fund

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Ordinary Shares
	Six Months Ended September 30,	Years Ended March 31,
	2026*	2026	2025	2024	2023	2022
Net Asset Value, Beginning of Period		$26.27	$27.46	$22.87	$26.02	$27.43
Income from Investment Operations:
Net investment income (loss)(a)(c)		0.17	0.25	0.24	0.20	0.17
Net realized and unrealized gain / (loss) on securities		3.59	(0.56)	4.57	(1.05)	0.63
Total from Investment Operations		3.76	(0.31)	4.81	(0.85)	0.80
Less Distributions:
Dividends from net investment income		(0.22)	(0.10)	(0.22)	(0.10)	(0.15)
Distributions from realized capital gains		(3.33)	(0.78)	—	(2.20)	(2.06)
Total Distributions		(3.55)	(0.88)	(0.22)	(2.30)	(2.21)
Net Asset Value, End of Period		$26.48	$26.27	$27.46	$22.87	$26.02
Total Return		14.51%	(1.33)%	21.12%	(3.39)%	2.89%
Net Assets, End of Period (000’s)		$24,459	$22,255	$73,718	$67,389	$75,159
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross		1.35%	1.33%	1.36%	1.35%	1.33%
Net		1.35%	1.33%	1.36%	1.35%	1.33%
Ratio of net investment income (loss) to average net assets(c)		0.61%	0.90%	1.00%	0.85%	0.61%
Portfolio Turnover		37%	49%	12%	30%	23%

	Institutional Shares
	Six Months Ended September 30,	Years Ended March 31,
	2026*	2026	2025	2024	2023	2022
Net Asset Value, Beginning of Period		$33.22	$34.63	$28.77	$32.10	$33.32
Income from Investment Operations:
Net investment income (loss)(a)(b)(c)		0.34	0.41	0.42	0.36	0.32
Net realized and unrealized gain / (loss) on securities		4.56	(0.66)	5.75	(1.30)	0.78
Total from Investment Operations		4.90	(0.25)	6.17	(0.94)	1.10
Less Distributions:
Dividends from net investment income		(0.32)	(0.38)	(0.31)	(0.19)	(0.26)
Distributions from realized capital gains		(3.33)	(0.78)	—	(2.20)	(2.06)
Total Distributions		(3.65)	(1.16)	(0.31)	(2.39)	(2.32)
Net Asset Value, End of Period		$34.47	$33.22	$34.63	$28.77	$32.10
Total Return		14.92%	(0.94)%	21.53%	(3.02)%	3.27%
Net Assets, End of Period (000’s)		$61,153	$60,685	$14,414	$10,790	$9,055
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross		1.09%	1.11%	1.12%	1.10%	1.08%
Net		0.97%	0.97%	1.00%	0.98%	0.96%
Ratio of net investment income (loss) to average net assets(b)(c)		0.98%	1.17%	1.40%	1.21%	0.97%
Portfolio Turnover		37%	49%	12%	30%	23%

	R6 Shares
	Six Months Ended September 30, 2026*	Year Ended March 31, 2026	Commencement of Operations to the Five Months Ended March 31, 2025(1)
Net Asset Value, Beginning of Period		$33.32 *	$38.61	*
Income from Investment Operations:
Net investment income (loss)(a)(b)(c)		0.36	0.15	*
Net realized and unrealized gain / (loss) on securities		4.73	(0.96	)*
Total from Investment Operations		5.09	(0.81	)*
Less Distributions:
Dividends from net investment income		(0.33)	(1.47	)*
Distributions from realized capital gains		(3.33)	(3.01	)*
Total Distributions		(3.66)	(4.48	)*
Net Asset Value, End of Period		$34.75	$33.32	*
Total Return		15.45%	(2.80	)%(2)
Net Assets, End of Period (000’s)		$6,440	$5,216
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross		0.94%	0.98	%(3)
Net		0.94%	0.95	%(3)
Ratio of net investment income (loss) to average net assets(b)(c)		1.02%	1.11	%(3)
Portfolio Turnover		37%	49%

*	Adjusted to reflect Reverse Stock Split. See Note 2 to the Financial Statements.

(1)	Commenced operations November 1, 2024

(2)	Not Annualized

(3)	Annualized

(a)	Per share numbers have been calculated using the average shares method.

(b)	Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes. The ratio does not include net investment income of the investment companies in which the Fund invests.

(d)	Ratios of expenses to average net assets:

-	Gross (total expenses before fee waivers, reimbursements and reductions by the investment advisor, and custody earnings credits, if any).

-	Net (total expenses net of fee waivers, reimbursements and reductions by the investment advisor, and custody earnings credits, if any).

-	Does not include expenses of the investment companies in which the Fund invests.

Pear Tree Focused Value Fund (formerly Pear Tree Quality Fund)

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Ordinary Shares
		Six Months Ended September 30,		Years Ended March 31,
		2026*		2026	2025	2024	2023	2022
Net Asset Value, Beginning of Period	$			$22.28	$22.83	$18.19	$21.11	$21.14
Income from Investment Operations:
Net investment income (loss)(a)(b)(c)				0.07	0.08	0.08	0.08	0.06
Net realized and unrealized gain / (loss) on securities				2.22	1.33	5.46	(0.57)	2.35
Total from Investment Operations				2.29	1.41	5.54	(0.49)	2.41
Less Distributions:
Dividends from net investment income				(0.11)	(0.04)	(0.07)	(0.08)	(0.05)
Distributions from realized capital gains				(5.75)	(1.92)	(0.83)	(2.35)	(2.39)
Total Distributions				(5.86)	(1.96)	(0.90)	(2.43)	(2.44)
Net Asset Value, End of Period	$			$18.71	$22.28	$22.83	$18.19	$21.11
Total Return			%	9.01%	5.88%	31.08%	(1.78)%	10.66%
Net Assets, End of Period (000’s)	$			$83,220	$105,916	$182,282	$118,065	$130,244
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross			%	1.52%	1.52%	1.52%	1.51%	1.50%
Net			%	1.12%	1.11%	1.14%	1.19%	1.16%
Ratio of net investment income (loss) to average net assets(b)(c)			%	0.30%	0.33%	0.40%	0.44%	0.24%
Portfolio Turnover			%	53%	30%	23%	34%	31%

		Institutional Shares
		Six Months Ended September 30,		Years Ended March 31,
		2026*		2026	2025	2024	2023	2022
Net Asset Value, Beginning of Period				$25.68	$26.07	$20.64	$23.59	$23.39
Income from Investment Operations:
Net investment income (loss)(a)(b)(c)				0.18	0.19	0.18	0.17	0.16
Net realized and unrealized gain / (loss) on securities				2.52	1.52	6.22	(0.62)	2.60
Total from Investment Operations				2.70	1.71	6.40	(0.45)	2.76
Less Distributions:
Dividends from net investment income				(0.21)	(0.18)	(0.14)	(0.15)	(0.17)
Distributions from realized capital gains				(5.75)	(1.92)	(0.83)	(2.35)	(2.39)
Total Distributions				(5.96)	(2.10)	(0.97)	(2.50)	(2.56)
Net Asset Value, End of Period				$22.42	$25.68	$26.07	$20.64	$23.59
Total Return				9.41%	6.30%	31.58%	(1.38)%	11.09%
Net Assets, End of Period (000’s)				$173,719	$202,783	$141,115	$69,199	$64,418
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross				1.27%	1.27%	1.27%	1.26%	1.25%
Net				0.75%	0.74%	0.77%	0.79%	0.78%
Ratio of net investment income (loss) to average net assets (b)(c)				0.67%	0.69%	0.77%	0.84%	0.62%
Portfolio Turnover				53%	30%	23%	34%	31%

	R6 Shares
	Six Months Ended September 30, 2026*	Year Ended March 31, 2026	Commencement of Operations to the Five Months Ended March 31, 2025(1)
Net Asset Value, Beginning of Period		$25.70 *	$32.57	*
Income from Investment Operations:
Net investment income (loss)(a)(b)(c)		0.20	0.10	*
Net realized and unrealized gain / (loss) on securities		2.56	(0.10	)*
Total from Investment Operations		2.76	—	*
Less Distributions:
Dividends from net investment income		(0.21)	(0.62	)*
Distributions from realized capital gains		(5.75)	(6.25	)*
Total Distributions		(5.96)	(6.87	)*
Net Asset Value, End of Period		$22.50	$25.70	*
Total Return		9.68%	(0.70	)%(2)
Net Assets, End of Period (000’s)		$10,782	$8,827
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross		1.12%	1.13	%(3)
Net		0.64%	0.64	%(3)
Ratio of net investment income (loss) to average net assets(b)(c)		0.75%	0.91	%(3)
Portfolio Turnover		53%	30%

*	Adjusted to reflect Reverse Stock Split. See Note 2 to the Financial Statements.

(1)	Commenced operations November 1, 2024

(2)	Not Annualized

(3)	Annualized

(a)	Per share numbers have been calculated using the average shares method.

(b)	Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes. The ratio does not include net investment income of the investment companies in which the Fund invests.

(d)	Ratios of expenses to average net assets:

-	Gross (total expenses before fee waivers, reimbursements and reductions by the investment advisor, and custody earnings credits, if any).

-	Net (total expenses net of fee waivers, reimbursements and reductions by the investment advisor, and custody earnings credits, if any).

-	Does not include expenses of the investment companies in which the Fund invests.

Pear Tree Essex Environmental Opportunities Fund

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Ordinary Shares
	Six Months Ended September 30,	Years Ended March 31,					Seven Months Ended March 31,		Year Ended August 31,
	2026*	2026	2025	2024	2023		2022(1)		2021**
Net Asset Value, Beginning of Period		$12.04	$12.72	$13.87	$16.13		$20.12		$12.63
Income from Investment Operations:
Net investment income (loss)(a)(b)(c)		(0.06)	(0.01)	(0.04)	(0.07)		(0.09)		(0.06)
Net realized and unrealized gain / (loss) on securities		4.23	(0.67)	(1.11)	(2.19)		(2.69)		7.83
Total from Investment Operations		4.17	(0.68)	(1.15)	(2.26)		(2.78)		7.77
Less Distributions:
Dividends from net investment income		—	—	—	—		—		—
Distributions from realized capital gains		—	—	—	(0.00	)(2)	(1.21)		(0.28)
Total Distributions		—	—	—	(0.00	)(2)	(1.21)		(0.28)
Net Asset Value, End of Period		$16.21	$12.04	$12.72	$13.87		$16.13		$20.12
Total Return		34.63%	(5.35)%	(8.29)%	(14.01)%		(14.67	)%(4)	61.95%
Net Assets, End of Period (000’s)		$619	$475	$10,904	$10,615		$9,601		$263
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross		1.64%	1.55%	1.51%	1.58%		2.11	%(3)	1.55%
Net		1.22%	1.24%	1.24%	1.23%		1.24	%(3)	1.24%
Ratio of net investment income (loss) to average net assets(b)(c)		(0.41)%	(0.10)%	(0.31)%	(0.47)%		(0.99	)%(3)	(0.80)%
Portfolio Turnover		56%	60%	47%	31%		9%		41%

	Institutional Shares
	Years Ended March 31,						Seven Months Ended March 31, 2022(1)		Year Ended August 31, 2021**
	2026		2025	2024	2023
Net Asset Value, Beginning of Period	$12.29		$12.94	$14.07	$16.32		$20.32		$12.72
Income from Investment Operations:
Net investment income (loss)(a)(b)(c)	(0.02)		0.01	(0.01)	(0.03)		(0.08)		(0.07)
Net realized and unrealized gain / (loss) on securities	4.30		(0.66)	(1.12)	(2.22)		(2.71)		7.95
Total from Investment Operations	4.28		(0.65)	(1.13)	(2.25)		(2.79)		7.88
Less Distributions:
Dividends from net investment income	(0.01)		—	—	—		—		—
Distributions from realized capital gains	—		—	—	(0.00	)(2)	(1.21)		(0.28)
Distributions from paid in capital	(0.00	)(2)	—	—	—		—		—
Total Distributions	(0.01)		—	—	(0.00	)(2)	(1.21)		(0.28)
Net Asset Value, End of Period	$16.56		$12.29	$12.94	$14.07		$16.32		$20.32
Total Return	34.83%		(5.02)%	(8.03)%	(13.78)%		(14.57	)%(4)	62.39%
Net Assets, End of Period (000’s)	$22,746		$32,509	$31,623	$60,435		$66,215		$66,561
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.38%		1.29%	1.25%	1.33%		2.30	%(3)	1.30%
Net	0.98%		0.99%	0.99%	0.98%		0.99	%(3)	0.99%
Ratio of net investment income (loss) to average net assets(b)(c)	(0.13)%		0.06%	(0.06)%	(0.22)%		(0.77	)%(3)	(0.55)%
Portfolio Turnover	56%		60%	47%	31%		9%		41%

	R6 Shares
	Years Ended March 31,								Commencement of Operations to the Seven Months Ended March 31, 2022(1)
	2026		2025		2024		2023
Net Asset Value, Beginning of Period	$12.30	*	$12.95	*	$14.07	*	$16.32	*	$21.88	*
Income from Investment Operations:
Net investment income (loss)(a)(b)(c)	(0.02)		0.02	*	—	*	(0.02	)*	(0.07	)*
Net realized and unrealized gain / (loss) on securities	4.38		(0.67	)*	(1.12	)*	(2.23	)*	(2.84	)*
Total from Investment Operations	4.36		(0.65	)*	(1.12	)*	(2.25	)*	(2.91	)*
Less Distributions:
Dividends from net investment income	(0.02)		—	*	—	*	—	*	—	*
Distributions from realized capital gains	—		—	*	—	*	(0.00	)(2)*	(2.65	)*
Distributions from paid in capital	(0.00	)(2)	—	*	—	*	—	*	—	*
Total Distributions	(0.02)		—	*	—	*	(0.00	)(2)*	(2.65	)*
Net Asset Value, End of Period	$16.64		$12.30	*	$12.95	*	$14.07	*	$16.32	*
Total Return	35.46%		(5.07)%		(7.93)%		(13.80)		(15.00	)%(4)
Net Assets, End of Period (000’s)	$3,591		$2,901		$2,934		$1,774		$1,293
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.24%		1.14%		1.12%		1.18%		2.08	%(3)
Net	0.92%		0.94%		0.95%		0.93%		0.95	%(3)
Ratio of net investment income (loss) to average net assets(b)(c)	(0.10)%		0.13%		(0.00)%		(0.17)%		(0.71	)(3)
Portfolio Turnover	56%		60%		47%		31%		9%

*	Adjusted to reflect Reverse Stock Split. See Note 2 to the Financial Statements.

(1)	Commenced operations September 1, 2021

(2)	Rounds to less than $0.005 per share

(3)	Annualized

(4)	Not Annualized

(a)	Per share numbers have been calculated using the average shares method.

(b)	Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes. The ratio does not include net investment income of the investment companies in which the Fund invests.

(d)	Ratios of expenses to average net assets:

-	Gross (total expenses before fee waivers, reimbursements and reductions by the investment advisor, and custody earnings credits, if any).

-	Net (total expenses net of fee waivers, reimbursements and reductions by the investment advisor, and custody earnings credits, if any).

-	Does not include expenses of the investment companies in which the Fund invests,

**	Figures presented are for Essex Environmental Opportunities Fund, which was merged into Environmental Opportunities Fund on August 31, 2021. At the time of the transaction, Environmental Opportunities Fund was a new series of the Trust without any assets or liabilities.

Pear Tree Polaris Foreign Value Fund

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Ordinary Shares
	Years Ended March 31,
	2026		2025	2024	2023		2022
Net Asset Value, Beginning of Period	$23.71		$23.86	$21.21	$22.68		$24.33
Income from Investment Operations:
Net investment income (loss)(a)(b)(c)	0.45		0.48	0.45	0.40		0.35
Net realized and unrealized gain / (loss) on securities	7.12		(0.19)	2.64	(1.57)		(1.76)
Total from Investment Operations	7.57		0.29	3.09	(1.17)		(1.41)
Less Distributions:
Dividends from net investment income	(1.17)		(0.44)	(0.44)	(0.30)		(0.24)
Distributions from realized capital gains	(0.44)		—	—	—		—
Total Distributions	(1.61)		(0.44)	(0.44)	(0.30)		(0.24)
Net Asset Value, End of Period	$29.67		$23.71	$23.86	$21.21		$22.68
Total Return	32.38%		1.27%	14.66%	(5.10)%		(5.84)%
Net Assets, End of Period (000’s)	$253,043		$230,188	$328,464	$353,812		$424,110
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.60%		1.51%	1.51%	1.52%		1.50%
Net	1.50	%(g)	1.41%	1.41%	1.42	%(f)	1.40	%(e)
Ratio of net investment income (loss) to average net assets(b)(c)	1.63%		1.99%	2.07%	2.00%		1.45%
Portfolio Turnover	29%		18%	21%	15%		19%

	Institutional Shares
	Years Ended March 31,
	2026		2025	2024	2023		2022
Net Asset Value, Beginning of Period	$23.58		$23.76	$21.12	$22.59		$24.25
Income from Investment Operations:
Net investment income (loss)(a)(b)(c)	0.64		0.55	0.53	0.48		0.44
Net realized and unrealized gain / (loss) on securities	7.00		(0.18)	2.63	(1.57)		(1.76)
Total from Investment Operations	7.64		0.37	3.16	(1.09)		(1.32)
Less Distributions:
Dividends from net investment income	(1.27)		(0.55)	(0.52)	(0.38)		(0.34)
Distributions from realized capital gains	(0.44)		—	—	—		—
Total Distributions	(1.71)		(0.55)	(0.52)	(0.38)		(0.34)
Net Asset Value, End of Period	$29.51		$23.58	$23.76	$21.12		$22.59
Total Return	32.87%		1.64%	15.12%	(4.74)%		(5.51)%
Net Assets, End of Period (000’s)	$703,010		$1,628,534	$2,312,374	$2,338,037		$3,199,601
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.33%		1.26%	1.26%	1.27%		1.26%
Net	1.11	%(g)	1.04%	1.04%	1.05	%(f)	1.04	%(e)
Ratio of net investment income (loss) to average net assets(b)(c)	2.40%		2.30%	2.42%	2.41%		1.84%
Portfolio Turnover	29%		18%	21%	15%		19%

	R6 Shares
	Years Ended March 31,
	2026		2025		2024		2023		2022
Net Asset Value, Beginning of Period	$23.60	*	$24.41	*	$22.22	*	$24.19	*	$26.33	*
Income from Investment Operations:
Net investment income (loss)(a)(b)(c)	0.57		0.59	*	0.57	*	0.53	*	0.51	*
Net realized and unrealized gain / (loss) on securities	7.11		(0.21	)*	2.74	*	(1.69	)*	(1.93	)*
Total from Investment Operations	7.68		0.38	*	3.31	*	(1.16	)*	(1.42	)*
Less Distributions:
Dividends from net investment income	(1.29)		(1.19	)*	(1.12	)*	(0.81	)*	(0.72	)*
Distributions from realized capital gains	(0.44)		—	*	—	*	—	*	—	*
Total Distributions	(1.73)		(1.19	)*	(1.12	)*	(0.81	)*	(0.72	)*
Net Asset Value, End of Period	$29.55		$23.60	*	$24.41	*	$22.22	*	$24.19	*
Total Return	33.00%		1.74%		15.17%		(4.58)%		(5.46)%
Net Assets, End of Period (000’s)	$442,662		$367,970		$460,078		$484,124		$700,956
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.19%		1.11%		1.11%		1.12%		1.10%
Net	0.98	%(g)	0.94%		0.94%		0.95	%(f)	0.95	%(e)
Ratio of net investment income (loss) to average net assets(b)(c)	2.06%		2.41%		2.51%		2.45%		1.90%
Portfolio Turnover	29%		18%		21%		15%		19%

*	Adjusted to reflect Reverse Stock Split. See Note 2 to the Financial Statements.

(a)	Per share numbers have been calculated using the average shares method.

(b)	Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes. The ratio does not include net investment income of the investment companies in which the Fund invests.

(d)	Ratios of expenses to average net assets:

-	Gross (total expenses before fee waivers, reimbursements and reductions by the investment advisor, and custody earnings credits, if any).

-	Net (total expenses net of fee waivers, reimbursements and reductions by the investment advisor, and custody earnings credits, if any).

-	Does not include expenses of the investment companies in which the Fund invests.

(e)	Ratio (Net) would have been 1.39% for Ordinary Shares, 1.03% for Institutional Shares and 0.94% for R6 Shares if the Trust did not engage a third-party to assist in reclaiming EU tax overpayments made by the Fund.

(f)	Ratio (Net) would have been 1.41% for Ordinary Shares, 1.04% for Institutional Shares and 0.94% for R6 Shares if the Trust did not engage a third-party to assist in reclaiming EU tax overpayments made by the Fund.

(g	)Ratio (Net) would have been 1.45% for Ordinary Shares, 1.08% for Institutional Shares and 0.94% for R6 Shares if the Trust did not engage a third-party to assist in reclaiming EU tax overpayments made by the Fund.

Pear Tree Polaris Foreign Value Small Cap Fund

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Ordinary Shares
	Years Ended March 31,
	2026		2025	2024	2023	2022
Net Asset Value, Beginning of Period	$15.70		$15.97	$14.21	$15.76	$16.54
Income from Investment Operations:
Net investment income (loss)(a)(b)(c)	0.40		0.47	0.31	0.29	0.20
Net realized and unrealized gain / (loss) on securities	2.17		(0.37)	1.78	(1.26)	(0.63)
Total from Investment Operations	2.57		0.10	2.09	(0.97)	(0.43)
Less Distributions:
Dividends from net investment income	(0.46)		(0.37)	(0.33)	(0.58)	(0.15)
Distributions from realized capital gains	—		—	—	—	(0.20)
Total Distributions	(0.46)		(0.37)	(0.33)	(0.58)	(0.35)
Net Asset Value, End of Period	$17.81		$15.70	$15.97	$14.21	$15.76
Total Return	16.37%		0.72%	14.81%	(5.95)%	(2.72)%
Net Assets, End of Period (000’s)	$39,803		$44,811	$124,102	$129,983	$170,731
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.58%		1.52%	1.52%	1.52%	1.51%
Net	1.48	%(e)	1.42%	1.42%	1.42%	1.41%
Ratio of net investment income (loss) to average net assets(b)(c)	2.18%		2.90%	2.07%	2.09%	1.15%
Portfolio Turnover	27%		13%	21%	18%	29%

	Institutional Shares
	Years Ended March 31,
	2026		2025	2024	2023	2022
Net Asset Value, Beginning of Period	$15.64		$15.96	$14.21	$15.77	$16.54
Income from Investment Operations:
Net investment income (loss)(a)(b)(c)	0.48		0.53	0.36	0.35	0.25
Net realized and unrealized gain / (loss) on securities	2.15		(0.36)	1.78	(1.28)	(0.61)
Total from Investment Operations	2.63		0.17	2.14	(0.93)	(0.36)
Less Distributions:
Dividends from net investment income	(0.53)		(0.49)	(0.39)	(0.63)	(0.21)
Distributions from realized capital gains	—		—	—	—	(0.20)
Total Distributions	(0.53)		(0.49)	(0.39)	(0.63)	(0.41)
Net Asset Value, End of Period	$17.74		$15.64	$15.96	$14.21	$15.77
Total Return	16.82%		1.18%	15.20%	(5.65)%	(2.29)%
Net Assets, End of Period (000’s)	$476,783		$531,146	$634,476	$609,581	$753,426
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.33%		1.27%	1.27%	1.27%	1.26%
Net	1.11	%(e)	1.05%	1.05%	1.05%	1.04%
Ratio of net investment income (loss) to average net assets(b)(c)	2.63%		3.28%	2.42%	2.50%	1.49%
Portfolio Turnover	27%		13%	21%	18%	29%

	R6 Shares
	Years Ended March 31,
	2026		2025		2024		2023		2022
Net Asset Value, Beginning of Period	$15.67	*	$16.20	*	$14.59	*	$16.47	*	$17.43	*
Income from Investment Operations:
Net investment income (loss)(a)(b)(c)	0.45		0.54	*	0.39	*	0.36	*	0.24	*
Net realized and unrealized gain / (loss) on securities	2.22		(0.37	)*	1.78	*	(1.33	)*	(0.61	)*
Total from Investment Operations	2.67		0.17	*	2.17	*	(0.97	)*	(0.37	)*
Less Distributions:
Dividends from net investment income	(0.54)		(0.70	)*	(0.56	)*	(0.91	)*	(0.30	)*
Distributions from realized capital gains	—		—	*	—	*	—	*	(0.29	)*
Total Distributions	(0.54)		(0.70	)*	(0.56	)*	(0.91	)*	(0.59	)*
Net Asset Value, End of Period	$17.80		$15.67	*	$16.20	*	$14.59	*	$16.47	*
Total Return	17.00%		1.27%		15.13%		(5.59)%		(2.23)%
Net Assets, End of Period (000’s)	$100,495		$200,324		$264,566		$261,031		$259,496
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.18%		1.12%		1.12%		1.12%		1.12%
Net	1.08	%(e)	1.02%		1.02%		1.02%		1.02%
Ratio of net investment income (loss) to average net assets(b)(c)	2.60%		3.30%		2.52%		2.53%		1.35%
Portfolio Turnover	27%		13%		21%		18%		29%

*	Adjusted to reflect Reverse Stock Split. See Note 2 to the Financial Statements.

(a)	Per share numbers have been calculated using the average shares method.

(b)	Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes. The ratio does not include net investment income of the investment companies in which the Fund invests.

(d)	Ratios of expenses to average net assets:

-	Gross (total expenses before fee waivers, reimbursements and reductions by the investment advisor, and custody earnings credits, if any).

-	Net (total expenses net of fee waivers, reimbursements and reductions by the investment advisor, and custody earnings credits, if any).

-	Does not include expenses of the investment companies in which the Fund invests.

(e)	Ratio (Net) would have been 1.44% for Ordinary Shares, 1.07% for Institutional Shares and 1.03% for R6 Shares if the Trust did not engage a third-party to assist in reclaiming EU tax overpayments made by the Fund.

Pear Tree Polaris International Opportunities Fund

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Ordinary Shares
	Years Ended March 31,
	2026	2025	2024		2023	2022
Net Asset Value, Beginning of Period	$11.75	$11.98	$11.68		$12.69	$13.95
Income from Investment Operations:
Net investment income (loss)(a)(b)(c)	0.19	0.29	0.11		0.17	0.10
Net realized and unrealized gain / (loss) on securities	1.14	(0.32)	0.31		(1.03)	0.23
Total from Investment Operations	1.33	(0.03)	0.42		(0.86)	0.33
Less Distributions:
Dividends from net investment income	(0.20)	(0.20)	(0.12)		(0.15)	(0.16)
Distributions from realized capital gains	—	—	—		—	(1.43)
Total Distributions	(0.20)	(0.20)	(0.12)		(0.15)	(1.59)
Net Asset Value, End of Period	$12.88	$11.75	$11.98		$11.68	$12.69
Total Return	11.31%	(0.20)%	3.70%		(6.69)%	1.90%
Net Assets, End of Period (000’s)	$10,962	$11,180	$54,438		$95	$131
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.54%	1.51%	1.81%		1.60%	1.63%
Net	1.44%	1.41%	1.71	%(e)	1.60%	1.63%
Ratio of net investment income (loss) to average net assets(b)(c)	1.42%	2.39%	0.90%		1.56%	0.72%
Portfolio Turnover	46%	31%	38%		57%	51%

	Institutional Shares
	Years Ended March 31,
	2026	2025	2024		2023	2022
Net Asset Value, Beginning of Period	$11.80	$12.13	$11.81		$12.83	$14.06
Income from Investment Operations:
Net investment income (loss)(a)(b)(c)	0.25	0.34	0.20		0.22	0.18
Net realized and unrealized gain / (loss) on securities	1.14	(0.29)	0.28		(1.04)	0.21
Total from Investment Operations	1.39	0.05	0.48		(0.82)	0.39
Less Distributions:
Dividends from net investment income	(0.25)	(0.38)	(0.16)		(0.20)	(0.19)
Distributions from realized capital gains	—	—	—		—	(1.43)
Total Distributions	(0.25)	(0.38)	(0.16)		(0.20)	(1.62)
Net Asset Value, End of Period	$12.94	$11.80	$12.13		$11.81	$12.83
Total Return	11.76%	0.43%	4.24%		(6.32)%	2.37%
Net Assets, End of Period (000’s)	$23,502	$24,879	$6,843		$3,438	$3,682
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.29%	1.30%	1.57%		1.38%	1.34%
Net	0.99%	0.87%	1.30	%(e)	1.26%	1.22%
Ratio of net investment income (loss) to average net assets(b)(c)	1.87%	2.83%	1.62%		1.94%	1.21%
Portfolio Turnover	46%	31%	38%		57%	51%

	R6 Shares
	Years Ended March 31,
	2026	2025	2024		2023	2022
Net Asset Value, Beginning of Period	$11.79	$12.14	$11.80		$12.82	$14.07
Income from Investment Operations:
Net investment income (loss)(a)(b)(c)	0.25	0.33	0.22		0.22	0.15
Net realized and unrealized gain / (loss) on securities	1.15	(0.30)	0.28		(1.04)	0.23
Total from Investment Operations	1.40	0.03	0.50		(0.82)	0.38
Less Distributions:
Dividends from net investment income	(0.25)	(0.38)	(0.16)		(0.20)	(0.20)
Distributions from realized capital gains	—	—	—		—	(1.43)
Total Distributions	(0.25)	(0.38)	(0.16)		(0.20)	(1.63)
Net Asset Value, End of Period	$12.94	$11.79	$12.14		$11.80	$12.82
Total Return	11.90%	0.27%	4.45%		(6.30)%	2.25%
Net Assets, End of Period (000’s)	$30,413	$27,239	$25,920		$24,524	$22,121
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.14%	1.13%	1.44%		1.23%	1.29%
Net	0.96%	0.97%	1.23	%(e)	1.23%	1.29%
Ratio of net investment income (loss) to average net assets(b)(c)	1.86%	2.75%	1.88%		1.99%	1.11%
Portfolio Turnover	46%	31%	38%		57%	51%

(a)	Per share numbers have been calculated using the average shares method.

(b)	Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes. The ratio does not include net investment income of the investment companies in which the Fund invests.

(d)	Ratios of expenses to average net assets:

-	Gross (total expenses before fee waivers, reimbursements and reductions by the investment advisor, and custody earnings credits, if any).

-	Net (total expenses net of fee waivers, reimbursements and reductions by the investment advisor, and custody earnings credits, if any).

-	Does not include expenses of the investment companies in which the Fund invests.

(e)	Ratio (net) would have been 1.57% for Ordinary Shares, 1.16% for Institutional Shares and 1.09% for R6 Shares if the Fund did not incur Proxy Expenses in connection with the Reorganization of Pear Tree Axiom Emerging Markets World Equity Fund.

OBTAINING ADDITIONAL INFORMATION

More information about the Pear Tree Funds may be obtained free upon request.

The Pear Tree Funds’ Statement of Additional Information and annual and semi-annual reports to shareholders include additional information about the Pear Tree Funds. The Pear Tree Funds’ annual report discusses the market conditions and investment strategies that significantly affected each Pear Tree Fund’s performance during its last fiscal years. The Statement of Additional Information is incorporated by reference into this Prospectus, which means it is part of this Prospectus for legal purposes. The Pear Tree Funds also file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Pear Tree Funds’ most recent portfolio holdings, as filed on Form N-PORT (or its predecessor form, Form N-Q), are also available at www.peartreefunds.com.

If you have questions about the Pear Tree Funds or your account, or you wish to obtain free copies of the Pear Tree Funds’ current Statement of Additional Information or annual or semi-annual reports, please contact your financial adviser or contact us by mail, by telephone or on the Internet.

By Mail:	Pear Tree Institutional Services 55 Old Bedford Road, Suite 202 Lincoln, MA 01773	By Telephone: 800-326-2151 On the Internet: www.peartreefunds.com

You may review and obtain copies of the Pear Tree Funds’ Statement of Additional Information, financial reports, Forms N-PORT (or its predecessor form, Form N-Q), and other information at the SEC’s Public Reference Room in Washington, D.C. You may also access reports and other information about the Pear Tree Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. You may get copies of this information, after payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520. Please call the SEC at 1-202-551-8090 for information about the operation of the Public Reference Room. You may need to refer to the Pear Tree Funds’ file number.

STATEMENT OF ADDITIONAL INFORMATION

	Ordinary Shares	Institutional Shares	R6 Shares

U.S. EQUITY FUNDS
Pear Tree Polaris Small Cap Fund	USBNX	QBNAX	QBNRX
Pear Tree Colrain Focused Value Fund	USBOX	QGIAX	QGIRX
(formerly Pear Tree Quality Fund)*
GLOBAL FUNDS
Pear Tree Essex Environmental Opportunities Fund	EEOFX	GEOSX	GEORX

INTERNATIONAL EQUITY FUNDS
Pear Tree Polaris Foreign Value Fund	QFVOX	QFVIX	QFVRX
Pear Tree Polaris Foreign Value Small Cap Fund	QUSOX	QUSIX	QUSRX
Pear Tree Polaris International Opportunities Fund	QISOX	QISIX	QISRX

August 1, 2026, Amended and Restated January 1, 2027

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus dated January 1, 2027 for the Ordinary Shares, Institutional Shares and R6 Shares of the separate series identified above (collectively, “Pear Tree Funds” and individually, a “Pear Tree Fund”) of the Pear Tree Funds (the “Trust”), as amended and supplemented from time to time (the “Prospectus”). The Pear Tree Funds’ financial statements for the fiscal year ended March 31, 2026, and report of the independent registered public accounting firm in the Pear Tree Funds’ Annual Report are incorporated herein by reference. A copy of the Prospectus, SAI, and the Pear Tree Funds’ most recent annual and semi-annual reports may be obtained free of charge by calling 1-800-326-2151, by written request to the Pear Tree Funds at 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773 or from our website at: www.peartreefunds.com.

*Pear Tree Quality Fund changed its name, its investment sub-adviser, and investment strategy on January 1, 2027.

TABLE OF CONTENTS

PAGE
FUND HISTORY	SAI-1
INVESTMENT POLICIES, RISKS AND RESTRICTIONS	SAI-1
INVESTMENT RESTRICTIONS OF THE PEAR TREE FUNDS	SAI-19
TRUSTEES AND OFFICERS OF THE TRUST; FUND GOVERNANCE	SAI-23
PRINCIPAL SHAREHOLDERS	SAI-31
THE MANAGER AND THE SUB-ADVISERS	SAI-37
DISTRIBUTOR AND DISTRIBUTION PLAN	SAI-50
OTHER SERVICE PROVIDERS TO THE PEAR TREE FUNDS	SAI-54
PORTFOLIO TRANSACTIONS	SAI-55
DISCLOSURE OF PORTFOLIO HOLDINGS	SAI-56
SHARES OF THE TRUST	SAI-59
TAXATION	SAI-65
PROXY VOTING POLICIES	SAI-69
FINANCIAL STATEMENTS	SAI-69

FUND HISTORY

The Trust was established in 1983 as a business trust under Massachusetts law. A copy of the Third Amended and Restated Declaration of Trust dated February 15, 2024, as amended, is on file with the Secretary of the Commonwealth of Massachusetts. The Trust was originally called “The Quantitative Group of Funds” and it did business under the name “Quant Funds.”

Each Pear Tree Fund identified on the cover page of this SAI is a series of the Trust.

The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Pear Tree Advisors, Inc. (the “Manager”) serves as the investment manager to each Pear Tree Fund, and for each Pear Tree Fund, there is an investment sub-adviser (each, a “Sub-Adviser”).

For purposes of this SAI, each Pear Tree Fund is referred to as follows:

●	Pear Tree Polaris Small Cap Fund “Small Cap Fund”

●	Pear Tree Colrain Focused Value Fund “Focused Value Fund”

●	Pear Tree Essex Environmental Opportunities Fund “Environmental Opportunities Fund”

●	Pear Tree Polaris Foreign Value Fund “Foreign Value Fund”

●	Pear Tree Polaris Foreign Value Small Cap Fund “Foreign Value Small Cap Fund”

●	Pear Tree Polaris International Opportunities Fund “International Opportunities Fund”

Prior to January 1, 2027, Focused Value Fund was known as Pear Tree Quality Fund, was sub-advised by another investment sub-adviser, and pursued different principal investment strategies. Otherwise, terms capitalized in this SAI but not defined herein have the same meanings as in the Prospectus.

All references to the Pear Tree Funds in this SAI refer only to those six Pear Tree Funds currently offering and selling fund shares to investors.

INVESTMENT POLICIES, RISKS AND RESTRICTIONS

The Prospectus presents the investment objective and the principal investment strategies and risks of each Pear Tree Fund. This section supplements the disclosure in the Prospectus and provides additional information on the Pear Tree Funds’ investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the Pear Tree Fund’s assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances (e.g., temporary borrowing of money), will not be considered in determining whether the investment complies with the Pear Tree Fund’s restrictions and policies. There is no assurance that the Pear Tree Funds’ objectives will be achieved.

Each Pear Tree Fund may invest in any of the following financial instruments unless otherwise provided in the Prospectus or below.

(a)     Securities and Other Instruments, Other Than Derivatives

Equity Securities

Each Pear Tree Fund may invest in common and preferred equity securities publicly traded in the United States or in foreign countries in developed or emerging markets. A Pear Tree Fund’s equity securities may be traded on foreign exchanges in foreign currencies and may be held at banks, brokers and other financial institutions outside the U.S. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, the Pear Tree Fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles.

SAI-1

Fixed Income Securities

Each Pear Tree Fund may invest in fixed income securities of any maturity. Fixed income securities are subject to the risk of an issuer’s inability to meet principal or interest payments on its obligations. Factors which could contribute to a decline in the market value of debt securities in the Pear Tree Fund’s portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A fixed income security is considered investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent quality by the Pear Tree Fund’s Sub-Adviser.

Fixed income securities rated below investment grade are commonly referred to as “high-yield bonds” and are considered speculative. Below investment grade fixed income securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher grade fixed income securities.

No Pear Tree Fund may invest more than 10 percent of its net assets in fixed income securities, including convertible debt securities, rated below investment grade or in unrated securities of comparable quality. The following are certain risks associated with investments in fixed income securities. These risks apply to any Pear Tree Fund that invests in fixed income securities.

●	Interest Rate Risk – the risk that rates will rise causing the value of the instrument to fall, credit risk, that is, the risk that an issuer, guarantor or liquidity provider of an instrument held by the fund will fail to make scheduled interest or principal payments, which may reduce the Pear Tree Fund’s income and the market value of, the instrument.

●	Credit Risk – The risk that the issuer of the fixed income security, and if guaranteed, the guarantor of the security, will default on its obligation to pay principal, interest or both. Generally, lower rated securities have a higher likelihood of defaulting than a higher rated security.

●	Prepayment Risk (when repayment of principal occurs before scheduled maturity) and Extension Risk (when rates of repayment of principal are slower than expected) — the risk that the holder may have to invest repayment proceeds in, or continue to hold, lower yielding securities, as the case may be.

●	Liquidity Risk – the risk that the Pear Tree Fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all, because of a lack of demand in the market for such securities, or a liquidity provider defaults on its obligation to purchase the securities when properly tendered by the holder.

U.S. Government Obligations

The types of U.S. Government obligations in which each Pear Tree Fund may at times invest include: (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export — Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, and Federal National Mortgage Association). No assurance can be given that in the future the U.S. Government will provide financial support to such U.S. Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. Each Pear Tree Fund may purchase U.S. Government obligations on a forward commitment basis.

Convertible Securities

Each Pear Tree Fund may hold convertible securities of foreign or domestic issuers. A convertible security is a fixed-income security which may be converted into the issuer’s common or preferred stock at a stated price within a specified period of time. Convertible securities are senior to common stocks in a corporation’s capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security’s underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

SAI-2

Repurchase Agreements

Each Pear Tree Fund may enter into repurchase agreements with banks and other financial institutions, such as broker- dealers. Under a repurchase agreement, a Pear Tree Fund purchases securities from a financial institution that agrees to repurchase the securities at the original purchase price plus interest within a specified time. In substance, a repurchase agreement is a cash loan with securities as collateral and the higher repurchase price reflecting the borrowing costs of the counterparty. The securities purchased by the Pear Tree Fund have a total value in excess of the purchase price paid by the Pear Tree Fund and are held by the Pear Tree Fund’s custodian bank or another Trustees-approved custodian bank until repurchased. Repurchase agreements assist the Pear Tree Fund in being invested fully while retaining “overnight” flexibility in pursuit of investments of a longer-term nature.

Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Sub-Adviser to the transacting Pear Tree Fund continually monitors and considers satisfactory. If the other party or “seller” defaults, the Pear Tree Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Pear Tree Fund are less than the repurchase price and the Pear Tree Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, the Pear Tree Fund could suffer additional losses if a court determines that the Pear Tree Fund’s interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Sub-Adviser will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a Pear Tree Fund’s shareholders.

No more than 5 percent of the value of a Pear Tree Fund’s total assets will be invested in repurchase agreements that have a maturity longer than seven (7) days. Investments in repurchase agreements which have a longer maturity are not considered to be readily marketable (see “— Illiquid Securities,” below). In addition, a Pear Tree Fund will not enter into repurchase agreements with a securities dealer if such transactions constitute the purchase of an interest in such dealer under the 1940 Act.

Reverse Repurchase Agreements

Each Pear Tree Fund may enter reverse repurchase agreements, however, because of the risks associated with that type of agreement, generally will do so only in limited situations and then only with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a Pear Tree Fund transfers possession of portfolio securities, that is, sells them, to a financial institution in return for cash in an amount equal to a percentage of the portfolio securities’ market value (reflecting an amount that is usually more than the amount of cash received) and agrees to repurchase the securities at a future date by repurchasing them for an amount that is more than the original sale price. The Pear Tree Fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions.

Reverse repurchase agreements involve the risk that the market value of securities sold by the Pear Tree Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing, which can be for, among other things, temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the Pear Tree Fund. If the other party or “seller” defaults, a Pear Tree Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Pear Tree Fund are less than the repurchase price and the Pear Tree Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Pear Tree Fund could suffer additional losses if a court determines that the Pear Tree Fund’s interest in the collateral is not enforceable.

Investments in Other Collective Investment Funds

Each Pear Tree Fund may invest in shares of other collective investment funds, including open-end mutual funds, closed-end funds, and exchange-traded funds (“ETFs”), as well as business development companies (“BDCs”), that invest principally in securities, as well as in ETFs that invest principally in commodities. A Pear Tree Fund may purchase the securities of another collective investment fund to temporarily gain exposure to a portion of the market while awaiting purchase of securities or as an efficient means of gaining exposure to a particular asset class. A Pear Tree Fund may also purchase shares of another collective investment fund to gain exposure to the securities or commodities in the collective investment fund’s portfolio at times when the Pear Tree Fund may not be able to buy those securities or commodities directly. Any investment by a Pear Tree Fund in another collective investment fund would be consistent with the Pear Tree Fund’s objective and investment program.

The risks of owning another collective investment fund are generally similar to the risks of investing directly in the securities or commodities in which that collective investment fund invests. However, a collective investment fund may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the acquiring Pear Tree Fund’s performance.

In addition, because some closed-end funds and all ETFs trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity.

SAI-3

As a shareholder of a collective investment fund, a Pear Tree Fund must pay its pro-rata share of that collective investment fund’s fees and expenses. A Pear Tree Fund’s investments in other collective investment funds that invest principally in securities may be subject to limits that apply under the 1940 Act.

Real Estate Investment Trusts

Each Pear Tree Fund may invest in Real Estate Investment Trusts (“REITs”). REITs are companies that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs generally are not taxed on income distributed to shareholders provided they comply with the applicable income tax rules. In some cases, the Pear Tree Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Pear Tree Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable-rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources and may trade less frequently and in a more limited volume than larger company securities.

Section 4(a)(2) Commercial Paper

Each Pear Tree Fund may invest in commercial paper issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(a)(2) (formerly Section 4(2)) of the Securities Act of 1933, as amended (“Section 4(a)(2) paper”). Section 4(a)(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(a)(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(a)(2) paper, thus providing liquidity.

Asset-Backed Securities

Each Pear Tree Fund may invest in asset-backed securities. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower’s other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security’s par value. The value of asset-backed securities is affected by changes in the market’s perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a Pear Tree Fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities. Use of asset-backed securities will represent less than 5 percent of the Pear Tree Fund’s total assets by issuer.

SAI-4

When-Issued Transactions

Each Pear Tree Fund may invest in when-issued securities. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment. A Pear Tree Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy.

Securities purchased on a when-issued basis and held by the Pear Tree Fund are subject to changes in market value based upon the public’s perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates, i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a Pear Tree Fund remains substantially fully invested at the same time that it has purchased securities on a “when-issued” basis, there will be a greater possibility of fluctuation in a Pear Tree Fund’s net asset value.

When payment for when-issued securities is due, a Pear Tree Fund will meet its obligations from then-available cash flow, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Pear Tree Fund’s payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

SAI-5

Investment in Initial Public Offerings

To the extent consistent with its investment objective, each Pear Tree Fund may invest up to 5 percent of its total net assets (at time of purchase) in equity securities being offered in initial public offerings (“IPO”). The market for such securities may be more volatile and entail greater risk of loss than investments in more established companies. Many companies engaged in IPO’s are smaller capitalization companies that present the risks of such companies described in “Principal Risks for the Pear Tree Fund” in the Prospectus. Such risks may include limited operating histories, dependence on a limited number of management personnel, reliance on one or a small number of core businesses, including businesses for which there may not be well-developed markets. Newly public companies may also have limited access to additional capital to finance operating needs and/or implementation of strategic plans. At times, investments in IPO’s could represent a significant portion of a Pear Tree Fund’s investment performance. A Pear Tree Fund cannot assure that investments in IPO’s will continue to be available to the Pear Tree Fund or, if available, will result in positive investment performance, particularly during times when the Pear Tree Fund is of smaller size. In addition, as the Pear Tree Fund’s assets increase, the impact of investments in IPO’s on the overall performance of the Pear Tree Fund is likely to decrease.

A Pear Tree Fund may sell stocks purchased in IPO’s shortly after the time of the offering in order to realize a short-term profit. Such sales involve transaction costs and are taxable events that would give rise to short-term capital gains that are taxable at the less favorable rates applicable to ordinary income. Although opportunities may exist to realize a short-term profit on stocks purchased in IPO’s, the Pear Tree Fund may continue to hold such stocks for longer-term investment if the Pear Tree Fund’s Sub-Adviser believes this is appropriate. Holding stocks of newly public companies over the longer-term involves the risk that the prices of such stocks may depreciate substantially from the initial offering price and from higher trading prices that may exist in the markets shortly following the initial offering. In addition to buying stocks directly in an IPO, the Pear Tree Fund may purchase newly public stocks in the secondary market if the Pear Tree Fund’s Sub-Adviser determines that this is an appropriate investment. Purchasing newly public stocks shortly after the offering may involve paying market prices significantly above the initial offering price. Active market activity in newly public stocks may diminish substantially over time creating the risk that such stocks purchased in the secondary market could depreciate substantially in value, including over a relatively short time period.

Short Sales

Each Pear Tree Fund may sell securities “short against the box.” A short sale involves the Pear Tree Fund borrowing securities from a broker and selling the borrowed securities. The Pear Tree Fund has an obligation to return securities identical to the borrowed securities to the broker. In a short sale against the box, the Pear Tree Fund at all times own an equal amount of the security sold short or securities convertible into or exchangeable for, with or without payment of additional consideration, an equal amount of the security sold short. Each Pear Tree Fund intends to use such short sales against the box to hedge. For example, when a Pear Tree Fund believes that the price of a current portfolio security may decline, the Pear Tree Fund may use a short sale against the box to lock in a sale price for a security rather than selling the security immediately. In such a case, any future losses in the Pear Tree Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.

If a Pear Tree Fund effects such a short sale at a time when it has an unrealized gain on the security, it may be required to recognize that gain as if it had actually sold the security (a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Pear Tree Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale provided that certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Pear Tree Fund may make short sales against the box.

Special Situations

Each Pear Tree Fund may make carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities, and other similar vehicles (collectively, “special situations”) which could enhance a Pear Tree Fund’s capital appreciation potential. These investments are generally illiquid and the risks of investing in them vary. See “— Illiquid Securities,” below.

Illiquid Securities

Securities which do not trade on stock exchanges or in the over-the-counter market, or have restrictions on when and how they may be sold, are generally considered to be “illiquid.” An illiquid security is one that a Pear Tree Fund may have difficulty, or may even be legally precluded from, selling within a particular time. A Pear Tree Fund may invest in illiquid securities, including restricted securities and other investments that are not readily marketable. A Pear Tree Fund will not purchase any such security if the purchase would cause the Pear Tree Fund to hold more than 15 percent of its net assets, measured at the time of purchase, in illiquid securities. Repurchase agreements maturing in more than seven (7) days are considered illiquid for purposes of this restriction.

SAI-6

The principal risk of investing in illiquid securities is that the Pear Tree Fund may be unable to dispose of them at the time desired or at a reasonable price. In addition, in order to resell a restricted security, the Pear Tree Fund might have to bear the expense and incur the delays associated with registering the security with the SEC, and otherwise obtaining listing on a securities exchange or in the over-the-counter market.

(b)     Derivatives

Equity Swaps

Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, each Pear Tree Fund will minimize this risk by entering into agreements only with counterparties that the Sub-Adviser to that Pear Tree Fund deems creditworthy. Swap agreements bear the risk that a Pear Tree Fund will not be able to meet its obligation to the counterparty. This risk will be mitigated by investing the portfolio in assets generating cash flows complementary to the returns it is required to pay. To gain additional market exposure, each Pear Tree Fund may also invest in equity-linked notes. These are instruments whose return is determined by the performance of a single equity security, a basket of equity securities, or an equity index. Equity linked notes entail illiquidity and default risk. Due to default risk, each Sub-Adviser uses similar analysis to the equity swap procedure in selecting appropriate counterparties.

Total Rate of Return Swaps

The Pear Tree Funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the Pear Tree Funds than if they had invested directly in an instrument that yielded that desired return.

Interest Rate Swaps and Other Transactions

Each Pear Tree Fund may enter into interest rate swaps, on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities. The Pear Tree Fund will usually enter into interest rate swaps on a net basis, that is, the two payment streams are netted out, with the Pear Tree Fund receiving or paying, as the case may be, only the net amount of the two payments. When a Pear Tree Fund engages in an interest rate swap, it exchanges its obligations to pay or rights to receive interest payments for the obligations or rights to receive interest payments of another party (i.e., an exchange of floating rate payments for fixed rate payments). The Pear Tree Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date.

The Pear Tree Fund will not enter into any interest rate swaps unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction.

If there is a default by the other party to such a transaction, the Pear Tree Funds will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents using standardized swap documentation. As a result, the swap market has become relatively liquid. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risk different from those associated with ordinary portfolio securities transactions. If the Sub-Adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Pear Tree Fund will diminish compared to what it would have been if this investment technique was not used. The Pear Tree Fund may only enter into interest rate swaps to hedge its portfolio. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amounts of interest payments that the Pear Tree Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Pear Tree Fund’s risk of loss consists of the net amount of interest payments that the Pear Tree Fund is contractually entitled to receive. Since interest rate swaps are individually negotiated, the Pear Tree Fund expects to achieve an acceptable degree of correlation between their right to receive interest on their portfolio securities and their right and obligation to receive and pay interest pursuant to interest rate swaps.

SAI-7

Forward Commitments

Each Pear Tree Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”). Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Pear Tree Fund’s other assets. A Pear Tree Fund will generally enter into forward commitments for hedging purposes or with the intention of acquiring securities for its portfolio, the Pear Tree Fund may dispose of a commitment prior to settlement if the Pear Tree Fund’s Sub-Adviser deems it appropriate to do so. A Pear Tree Fund may realize short-term profits or losses upon the sale of forward commitments.

SAI-8

Warrants

Each Pear Tree Fund may invest in warrants purchased as units or attached to securities purchased by the Pear Tree Fund. Warrants provide a Pear Tree Fund with the right to purchase an equity security at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Options

Exchange Traded Options.

Each Pear Tree Fund may write covered call options that are traded on national securities exchanges with respect to stocks in its portfolio (ensuring that the Pear Tree Fund at all times will have in its portfolios the securities which it may be obligated to deliver if the options are exercised). The “writer” of a call option gives to the purchaser of that option the right to buy the underlying security from the writer at the exercise price prior to the expiration date of the call. Call options are generally written for periods of less than six months. A Pear Tree Fund may write covered call options on securities in its portfolios in an attempt to realize a greater current return than would be realized on the securities alone or to provide greater flexibility in disposing of such securities. A Pear Tree Fund may also write call options to partially hedge a possible stock market decline. Covered call options generally would not be written by a Pear Tree Fund except at a time when it is believed that the price of the common stock on which the call is being written will not rise in the near future and the Pear Tree Fund does not desire to sell the common stock for tax or other reasons. The writer of a covered call option receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period if the option is exercised. So long as a Pear Tree Fund remains obligated as a writer of covered calls, it foregoes the opportunity to profit from increases in the market prices of the underlying securities above the exercise prices of the options, except insofar as the premiums represent such profits, and retain the risk of loss should the value of the underlying securities decline. A Pear Tree Fund may also enter into “closing purchase transactions” in order to terminate its obligations as a writer of covered call options prior to the expiration of the options. Although limiting writing covered call options to those which are traded on national securities exchanges increases the likelihood of being able to make closing purchase transactions, there is no assurance that the Pear Tree Fund will be able to effect such transactions at any particular time or at an acceptable price. If the Pear Tree Fund was unable to enter into a closing purchase transaction, the principal risks to the Pear Tree Fund would be the loss of any capital appreciation of the underlying security in excess of the exercise price and the inability to sell the underlying security in a down market until the call option was terminated. The writing of covered call options could result in an increase in the portfolio turnover rate of the Pear Tree Fund, especially during periods when market prices of the underlying securities appreciate.

Writing Covered Call Options. The Pear Tree Funds are authorized to write (sell) covered call options on the securities in which they may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a Pear Tree Fund to sell or deliver the option’s underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the Pear Tree Fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Pear Tree Fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the Pear Tree Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, a Pear Tree Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Pear Tree Fund effects a closing purchase transaction.

Writing Covered Put Options. The Pear Tree Funds are authorized to write (sell) covered put options on their portfolio securities and to enter into closing transactions with respect to such options. When a Pear Tree Fund writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the Pear Tree Fund assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. The Pear Tree Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the Pear Tree Fund has written, however, the Pear Tree Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. The Pear Tree Funds may write put options as an alternative to purchasing actual securities. If security prices rise, a Pear Tree Fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the Pear Tree Fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the Pear Tree Fund would expect to suffer a loss. This loss should be less than the loss the Pear Tree Fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

SAI-9

Purchasing Put Options. The Pear Tree Funds are authorized to purchase put options to hedge against a decline in the market value of their portfolio securities. By buying a put option a Pear Tree Fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the Pear Tree Funds’ risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the Pear Tree Fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Pear Tree Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Pear Tree Funds will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by a Pear Tree Fund would exceed 5% of the market value of its total assets.

Purchasing Call Options. The Pear Tree Funds are also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price (call options on futures contracts are settled by purchasing the underlying futures contract). A Pear Tree Fund will purchase call options only in connection with “closing purchase transactions.” The Pear Tree Funds will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by a Pear Tree Fund would exceed 5% of the market value of its total assets.

Interest Rate and Financial Futures Options. The Pear Tree Funds may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a U.S. or foreign exchange or board of trade. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies.

Each Pear Tree Fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

A Pear Tree Fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A Pear Tree Fund will enter into a futures contract only if the contract is “covered” or if the Pear Tree Funds at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A Pear Tree Fund will write a call or put option on a futures contract only if the option is “covered.”

Restrictions on the Use of Futures Transactions. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5 percent of the contract amount, must be deposited with the broker. This amount is known as “initial margin” and represents a “good faith” deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as “marking to market.” At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

SAI-10

Restrictions on OTC Options. Each Pear Tree Fund may engage in “over-the-counter” (OTC) options (including OTC foreign security and currency options and options on foreign security and currency futures if permitted by its investment mandate), only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The Pear Tree Fund will acquire only those OTC options for which the Sub-Adviser believes the Pear Tree Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option). The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Pear Tree Funds have adopted an operating policy pursuant to which they will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (a) the market value of outstanding OTC options held by a Pear Tree Fund; (b) the market value of the underlying securities covered by outstanding OTC call options sold by a Pear Tree Fund; (c) margin deposits on a Pear Tree Fund’s existing OTC options on futures contracts; and (d) the market value of all other assets of a Pear Tree Fund that are illiquid or are not otherwise readily marketable, would exceed 15 percent of its net assets, taken at market value. However, if an OTC option is sold by a Pear Tree Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and a Pear Tree Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Pear Tree Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (current market value of the underlying security minus the option’s strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is “in-the-money.”

Risk Factors in Options, Futures and Forward Transactions. The use of options and futures involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, a Pear Tree Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on the Sub-Adviser’s ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, a Pear Tree Fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, a Pear Tree Fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which a Pear Tree Fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments’ current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

Each Pear Tree Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. The failure of the other party to the transaction to complete the transaction may cause a Pear Tree Fund to miss an advantageous price or yield. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

The Pear Tree Funds intend to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Sub-Adviser believes the Pear Tree Fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a Pear Tree Fund’s ability to effectively hedge its portfolio. There is also the risk of loss by a Pear Tree Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom a Pear Tree Fund has an open position in an option, a futures contract or related option.

To the extent that the Pear Tree Fund uses futures, options or forward instruments to gain direct exposure to a security or market, the use of such instruments could expose the Pear Tree Fund to the effects of leverage, which could increase the Pear Tree Fund’s exposure to the market and magnify potential losses. The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). “Trading limits” are imposed on the maximum number of contracts which any person may trade on a particular trading day.

Certain Regulatory Aspects of Use of Futures and Options on Futures. Pear Tree Funds are operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended (“CEA”), and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

SAI-11

Valuation of Derivatives. For purposes of determining compliance with restrictions applicable to investments in derivatives that are based upon a percentage of a Pear Tree Fund’s assets, including for purposes of determining compliance with the requirement to invest at least 80 percent of the Pear Tree Fund’s assets in a specific type of security, as disclosed in the description of the principal investment strategy of the Pear Tree Fund in the Prospectus, each Pear Tree Fund values derivatives using fair value rather than notional value.

Regulation of Derivatives. SEC Rule 18f-4 (“Rule 18f-4” or the “Derivatives Rule”) regulates the ability of a Pear Tree Fund to enter into derivative transactions and other leveraged transactions. The Derivatives Rule defines the term “derivatives” to include short sales and forward contracts, such as TBA transactions, in addition to instruments traditionally classified as derivatives, such as swaps, futures, and options. Rule 18f-4 also regulates other types of leveraged transactions, such as reverse repurchase transactions and transactions deemed to be “similar to” reverse repurchase transactions, such as certain securities lending transactions in connection with which a Fund obtains leverage. Among other things, under Rule 18f-4, a mutual fund such as a Pear Tree Fund is prohibited from entering into these derivatives transactions except in reliance on the provisions of the Derivatives Rule. The Derivatives Rule establishes limits on the derivatives transactions that a mutual fund may enter into based on the value-at-risk (“VaR”) of the Fund inclusive of derivatives. A mutual fund will generally satisfy the limits under the Rule if the VaR of its portfolio (inclusive of derivatives transactions) does not exceed 200 percent of the VaR of its “designated reference portfolio.” The “designated reference portfolio” is a representative unleveraged index or a Fund’s own portfolio absent derivatives holdings, as determined by such mutual fund’s derivatives risk manager.

In addition, among other requirements, Rule 18f-4 requires a mutual fund relying on the Derivatives Rule to establish a derivatives risk management program, appoint a derivatives risk manager, and carry out enhanced reporting to the mutual fund’s board of directors, the SEC and the public regarding the mutual fund’s derivatives activities. These new requirements apply unless a mutual fund qualifies as a “limited derivatives user,” which the Derivatives Rule defines as a mutual fund that limits its derivatives exposure to 10 percent of its net assets, or does not use any derivatives. It is possible that the limits and compliance costs imposed by the Derivatives Rule may adversely affect a Pear Tree Fund’s performance, efficiency in implementing its strategy, liquidity and/or ability to pursue its investment objectives and may increase the cost of such Fund’s investments and cost of doing business, which could adversely affect investors. Currently, none of the Pear Tree Funds relies on the Derivatives Rule.

(c)    Foreign Securities, Instruments, Currencies and Transactions and Specific Risks

Participatory Notes

Each of Foreign Value Fund, Foreign Value Small Cap Fund, and International Opportunities Fund may invest in participatory notes. Participatory notes are offshore derivative instruments issued to foreign investors against underlying Indian securities which are not registered with the Securities and Exchange Board of India. The risks of investing in participatory notes are similar to those risks of investing in foreign securities in general. See “Principal Investment Risks” for each Fund in the Prospectus for a discussion of the risks of investing in foreign securities. Participatory notes function similarly to depositary receipts except that brokers, not U.S. banks, are depositories for Indian-based securities on behalf of foreign investors. Brokers buy Indian-based securities and then issue participatory notes to foreign investors. Any dividends or capital gains collected from the underlying securities are remitted to the foreign investors. However, unlike depositary receipts, participatory notes are subject to credit risk based on the uncertainty of the counterparty’s (i.e., the broker’s) ability to meet its obligations.

Opals

Each of Foreign Value Fund, Foreign Value Small Cap Fund, and International Opportunities Fund may invest in optimized portfolio as listed securities (“OPALS”). OPALS represent an interest in a basket of securities of companies primarily located in a specific country generally designed to track an index for that country. Investments in OPALS are subject to the same risks inherent in directly investing in foreign securities and also have the risk that they will not track the underlying index. See “Principal Investment Risks-Foreign Securities” in the Prospectus. In addition, because the OPALS are not registered under applicable securities laws, they may only be sold to certain classes of investors, and it may be more difficult for the Pear Tree Fund to sell OPALS than other types of securities. However, OPALS may generally be exchanged with the issuer for the underlying securities, which may be more readily tradable.

SAI-12

Depository Receipts

Each Pear Tree Fund may invest in American Depository Receipts (“American Depositary Receipts, or ADRs,”), European Depository Receipts (“EDRs”) and Global Depository Receipts (“GDRs”). American Depositary Receipts, or ADRs, EDRs and GDRs (collectively, “Depository Receipts”) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. American Depositary Receipts, or ADRs, are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, American Depositary Receipts, or ADRs, continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country. Depository Receipts may be sponsored or unsponsored. Unsponsored Depository Receipts are established without the participation of the issuer. Unsponsored Depository Receipts differ from Depository Receipts sponsored by an issuer in that they may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid.

SAI-13

Foreign Currency Transactions

A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Since investments in foreign companies will usually involve currencies of foreign countries, and since each of Foreign Value Fund, Foreign Value Small Cap Fund, and International Opportunities Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs, the value of the assets of these Pear Tree Funds as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Pear Tree Funds may incur costs in connection with conversions between various currencies. Each of Foreign Value Fund, Foreign Value Small Cap Fund, and International Opportunities Fund will conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. Each of Foreign Value Fund, Foreign Value Small Cap Fund, and International Opportunities Fund will generally not enter into a forward contract with a term of greater than one year.

Each of Foreign Value Fund, Foreign Value Small Cap Fund, and International Opportunities Fund will generally enter into forward foreign currency exchange contracts under two circumstances. First, when a Pear Tree Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transactions, the Pear Tree Fund will seek to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when a Pear Tree Fund’s Sub-Adviser believes that the currency of a particular foreign country may experience an adverse movement against the U.S. dollar, it may enter into a forward contract to sell an amount of the foreign currency approximating the value of some or all of the Pear Tree Fund’s portfolio securities denominated in such foreign currency. Alternatively, where appropriate, a Pear Tree Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies where certain of such currencies act as an effective proxy for other currencies. In such a case, the Pear Tree Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Pear Tree Fund. The precise matching of the forward contract amounts, and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under certain circumstances, the Pear Tree Fund may commit a substantial portion, or up to 75 percent of the value of its assets, to the consummation of these contracts. The Pear Tree Fund’s Sub-Adviser will consider the effect a substantial commitment of its assets to forward contracts would have on the investment program of the Pear Tree Fund and the flexibility of the Pear Tree Fund to purchase additional securities. Other than as set forth above, the Pear Tree Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Pear Tree Fund to deliver an amount of foreign currency in excess of the value of the Pear Tree Fund’s portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, the Pear Tree Fund’s Sub-Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Pear Tree Fund will be served.

At the maturity of a forward contract, the Pear Tree Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Pear Tree Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Pear Tree Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Pear Tree Fund is obligated to deliver.

SAI-14

If a Pear Tree Fund retains the portfolio security and engages in an offsetting transaction, the Pear Tree Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Pear Tree Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Pear Tree Fund’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Pear Tree Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Pear Tree Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

A Pear Tree Fund is not required to enter into forward contracts with regard to their foreign currency-denominated securities and will not do so unless deemed appropriate by the relevant Pear Tree Fund’s Sub-Adviser. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain that might result from an increase in the value of that currency.

Eurodollar Certificates of Deposit (ECDs), Eurodollar Time Deposits (ETDs) and Yankee Certificates of Deposit (YCDs)

ECDs are U.S. dollar denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are U.S. dollar denominated deposits in foreign banks or foreign branches of U.S. banks. YCDs are U.S. dollar denominated certificates of deposit issued by U.S. branches of foreign banks. Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements.

Events Causing Significant Market Volatility

Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included the following: bankruptcies, corporate restructurings, and other similar events; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; dramatic changes in energy prices and currency exchange rates; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

In addition, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed- income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices.

In addition, while interest rates have been unusually low in recent years in the U.S. and abroad, any decision by the Federal Reserve to adjust the target Fed-funds rate, among other factors, could cause markets to experience continuing high volatility. A significant increase in interest rates may cause a decline in the market for equity securities. Also, regulators have expressed concern that rate increases may contribute to price volatility. These events and the possible resulting market volatility may have an adverse effect on a fund.

SAI-15

Political turmoil within the U.S. and abroad may also impact a fund. Although the U.S. government has honored its credit obligations, it remains possible that the U.S. could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of a fund’s investments. Similarly, political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The U.S. is also considering significant new investments in infrastructure and national defense which, coupled with lower federal taxes, could lead to increased government borrowing and higher interest rates. While these proposed policies are going through the political process, the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out. The U.S. is also renegotiating many of its global trade relationships and has imposed or threatened to impose significant import tariffs. These actions could lead to price volatility and overall declines in U.S. and global investment markets.

Uncertainties surrounding the sovereign debt of a number of EU countries and the viability of the EU have disrupted and may in the future disrupt markets in the U.S. and around the world. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. Political and military events, including in North Korea, Venezuela, Iran, Syria, and other areas of the Middle East, and nationalist unrest in Europe and South America, also may cause market disruptions.

In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

(d)	Defensive Strategies & Liquidity

At times, a Sub-Adviser may judge that market conditions make pursuing the Pear Tree Fund’s investment strategies inconsistent with the best interests of its shareholders. The Pear Tree Fund’s Sub-Adviser may then temporarily use defensive strategies that are mainly designed to limit the Pear Tree Fund’s losses. Although the Pear Tree Fund’s Sub-Adviser has the flexibility to use these strategies, it may choose not to for a variety of reasons, even in very volatile market conditions. These strategies may cause the Pear Tree Fund to miss out on investment opportunities and may prevent the Pear Tree Fund from achieving its goal.

Each Pear Tree Fund may invest in cash, cash equivalents, and short-term debt obligations for defensive purposes, as well as for liquidity purposes (e.g., for redemption of shares, to pay expenses or pending other investments). Short-term debt obligations may include obligations of the U.S. government and (in the case of Foreign Value Fund, Foreign Value Small Cap Fund, and International Opportunities Fund securities of foreign governments). Short-term debt obligations may also include certificates of deposit and bankers’ acceptances issued by U.S. banks (and, in the case of Foreign Value Fund, Foreign Value Small Cap Fund, and International Opportunities Fund foreign banks) having deposits in excess of $2 billion, commercial paper, short-term corporate bonds, debentures and notes and repurchase agreements, all with one year or less to maturity. Investments in commercial paper are limited to obligations (i) rated Prime-1 by Moody’s Investors Service, Inc. (“Moody’s”) or A-1 by S&P, or in the case of any instrument that is not rated, of comparable quality as determined by the Manager or the Pear Tree Fund’s Sub-Adviser, or (ii) issued by companies having an outstanding debt issue currently rated Aaa or Aa by Moody’s or AAA or AA by S&P. Investments in other corporate obligations are limited to those having maturity of one year or less and rated Aaa or Aa by Moody’s or AAA or AA by S&P. The value of fixed-income securities may fluctuate inversely in relation to the direction of interest rate changes.

(e)	Portfolio Turnover

A change in securities held by a Pear Tree Fund is known as “portfolio turnover” and almost always involves the payment by the Pear Tree Fund of brokerage commissions or dealer markups and other transaction costs on the sale of securities as well as on the reinvestment of the proceeds in other securities. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Pear Tree Fund and may affect taxes paid by shareholders to the extent taxable gains are distributed. Portfolio turnover is not a limiting factor with respect to investment decisions by any Pear Tree Fund.

Except as noted, the portfolio turnover rates for the Pear Tree Funds’ two most recently ended fiscal years were as follows:

	Fiscal Years Ended March 31,
	2026	2025
Pear Tree Polaris Small Cap Fund	37%	49%
Pear Tree Colrain Focused Value Fund	53%	30%
Pear Tree Essex Environmental Opportunities Fund	56%	60%
Pear Tree Polaris Foreign Value Fund	29%	18%
Pear Tree Polaris Foreign Value Small Cap Fund	27%	13%
Pear Tree Polaris International Opportunities Fund	46%	31%

SAI-16

(f)	Description of Benchmark Indices.

The following are descriptions of indices against which each Pear Tree Fund measures their performance.

Small Cap Fund measures its performance against the S&P 500 Index® and the Russell 2000 Index®.

●	The S&P 500 Index® includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large cap segment of the market, with approximately 75 percent coverage of U.S. equities, it serves as a proxy for the total market. The S&P 500 is part of a series of S&P U.S. indices that have been used as building blocks for portfolio construction. S&P 500 is maintained by the S&P Index Committee, a team of Standard & Poor’s economists and index analysts, who meet on a regular basis. The Index Committee also monitors constituent liquidity to ensure efficient portfolio trading while keeping index turnover to a minimum. S&P 500 Index is a registered trademark of Standard & Poor’s Financial Services LLC or its subsidiaries.

●	The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10 percent of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. Russell 2000 Index and Russell 3000 Index are registered trademarks of FTSE Russell.

Focused Value Fund measures its performance against the S&P 500 Index®. The S&P 500 includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large cap segment of the market, with approximately 75 percent coverage of U.S. equities, it serves as a proxy for the total market. The S&P 500 is part of a series of S&P U.S. indices that have been used as building blocks for portfolio construction. S&P 500 is maintained by the S&P Index Committee, a team of Standard & Poor’s economists and index analysts, who meet on a regular basis. The Index Committee also monitors constituent liquidity to ensure efficient portfolio trading while keeping index turnover to a minimum. S&P 500 Index is a registered trademark of Standard & Poor’s Financial Services LLC or its subsidiaries.

Environmental Opportunities Fund measures its performance against the MSCI World Index®. The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of large- and mid-cap equity across 23 developed markets countries. As of June 30, 2026, the countries represented in the MSCI World Index were Austria, Australia, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, Norway, New Zealand, Portugal, Singapore, Spain, Sweden, Switzerland, United Kingdom, and the United States.

Foreign Value Fund measures its performance against the MSCI EAFE® Index. The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. As of June 30, 2026, the countries represented in the MSCI EAFE Index were Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Foreign Value Small Cap Fund measures its performance against the MSCI ACWI® ex USA Index and the MSCI ACWI ex USA Small Cap Index.

●	The MSCI ACWI ex USA Index® captures large- and mid-cap representation across 22 of the 23 developed markets (i.e., it does not include the U.S.) and 24 emerging markets countries. The index purposes to cover approximately 85 percent of the global equity opportunity set outside of the U.S. As of June 30, 2026, countries with developed markets represented in the MSCI ACWI ex USA Index were Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom, and countries with emerging markets represented were Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

SAI-17

●	The MSCI ACWI® ex USA Small Cap Index captures small-cap representation across 22 developed markets and 24 emerging market countries, and covers approximately 14 percent of the global equity opportunity set outside of the U.S. As of June 30, 2026, countries with developed markets represented in the MSCI ACWI ex USA Small Cap were Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom, and countries with emerging markets represented were Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

International Opportunities Fund measures its performance against the MSCI ACWI® ex USA Index, which captures large- and mid-cap representation across 22 of the 23 developed markets (i.e., it does not include the U.S.) and 24 emerging markets countries. The index purposes to cover approximately 85 percent of the global equity opportunity set outside of the U.S. As of June 30, 2026, countries with developed markets represented in the MSCI ACWI ex USA Index were Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom, and countries with emerging markets represented were Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

SAI-18

MSCI EAFE Index, MSCI World Index, MSCI ACWI ex USA Index, and MSCI ACWI ex USA Small Cap Index are registered trademarks or service marks of MSCI Inc. or its subsidiaries.

(g)	Diversification Policy

The 1940 Act requires each “management company,” such as any of the Pear Tree Funds, be classified as a “diversified company” or a “non-diversified company.” A “diversified company” is a management company that meets the following requirements: At least 75 percent of the value of its total assets is represented by (a) cash and cash items (including receivables), (b) government securities, (c) securities of other investment companies, and (d) other securities that are limited in respect of any one issuer to an amount (i) not greater in value than 5 percent of the value of the total assets of such management company and (ii) not more than 10 percent of the outstanding voting securities of such issuer. A “non-diversified company” is any management company other than a diversified company.

Pear Tree Polaris Small Cap Fund, Pear Tree Essex Environmental Opportunities Fund, Pear Tree Polaris Foreign Value Fund, Pear Tree Polaris Foreign Value Small Cap Fund and Pear Tree Polaris International Opportunities Fund are each classified as a diversified company. Pear Tree Colrain Focused Value Fund (“Focused Value Fund”), is a non-diversified company. If a Pear Tree Fund that is a diversified company sought to change its classification to a non-diversified company, the 1940 Act requires that that Pear Tree Fund’s shareholders approve such reclassification.

INVESTMENT RESTRICTIONS OF THE PEAR TREE FUNDS

Fundamental Investment Restrictions.

Each Pear Tree Fund has adopted certain fundamental investment restrictions, as listed below, which may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Pear Tree Fund. For this purpose, a majority of the outstanding shares of the Pear Tree Fund means the vote of the lesser of:

1.	67 percent or more of the shares represented at a meeting, if the holders of more than 50 percent of the outstanding shares are present in person or by proxy, or
2.	More than 50 percent of the outstanding shares of the Pear Tree Fund.

Pear Tree Colrain Focused Value Fund and Pear Tree Polaris Foreign Value Small Cap Fund

Each of Focused Value Fund and Foreign Value Small Cap Fund may not:

(1)	Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction;
(2)	Borrow money, except on a temporary basis and except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction;
(3)	Invest in real estate except (a) that the Fund may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts, mortgage-backed securities and other securities that represent a similar indirect interest in real estate; and (b) the Fund may acquire real estate or interests therein through exercising rights or remedies with regard to an instrument or security;
(4)	Act as an underwriter, except insofar as the Fund technically may be deemed to be an underwriter in connection with the purchase or sale of its portfolio securities;
(5)	Make loans, except that the Fund may (i) lend portfolio securities in accordance with the Fund’s investment policies, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, (iv) participate in a credit facility whereby the Fund may directly lend to and borrow money from other affiliated Funds to the extent permitted under the 1940 Act or an exemption therefrom, and (v) make loans in any other manner consistent with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction;
(6)	Concentrate its investments in securities of companies in any particular industry; or
(7)	Invest in commodities or commodity contracts, except that the Fund may invest in currency instruments and currency contracts and financial instruments and financial contracts that might be deemed to be commodities and commodity contracts in accordance with applicable law.

SAI-19

Pear Tree Essex Environmental Opportunities Fund

Environmental Opportunities Fund may not:

(1)	Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300 percent for all borrowings of Environmental Opportunities Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5 percent of Environmental Opportunities Fund’s total assets at the time when the borrowing is made. This limitation does not preclude Environmental Opportunities Fund from entering into reverse repurchase transactions, provided that Environmental Opportunities Fund has an asset coverage of 300 percent for all borrowings and repurchase commitments of Environmental Opportunities Fund pursuant to reverse repurchase transactions.
(2)	Issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by Environmental Opportunities Fund, provided that Environmental Opportunities Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.
(3)	Act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), Environmental Opportunities Fund may be deemed an underwriter under certain federal securities laws.
(4)	Purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude Environmental Opportunities Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including REITs).
(5)	Purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude Environmental Opportunities Fund from purchasing or selling options or futures contracts, including commodities futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.
(6)	Make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.
(7)	Invest 25 percent or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

Pear Tree Polaris Small Cap Fund and Pear Tree Polaris Foreign Value Fund

Small Cap Fund and Foreign Value Fund may not:

(1)	Purchase any security if as a result a Fund would then hold more than 10 percent of any class of securities of an issuer (taking all common stock issues of an issuer as a single class, all preferred stock issues as a single class, and all debt issues as a single class) or more than 10 percent of the outstanding voting securities of an issuer;
(2)	Purchase any security if as a result any Fund would then have more than 10 percent of the value of its net assets (taken at current value) invested in any of the following types of investment vehicles: in securities of companies (including predecessors) less than three years old, in securities which are not readily marketable, in securities which are subject to legal or contractual restrictions on resale (“restricted securities”) and in repurchase agreements which have a maturity longer than seven (7) days, provided, however, that no Fund may invest more than 15 percent of its assets in illiquid securities;
(3)	Make short sales of securities or maintain a short position unless at all times when a short position is open the particular Fund owns an equal amount of such securities or securities convertible into, or exchangeable without payment of any further consideration for, securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10 percent of the Fund’s net assets (taken at current value) is held as collateral for such sales at any one time. Such sales of securities subject to outstanding options would not be made. A Fund may maintain short positions in a stock index by selling futures contracts on that index;
(4)	Issue senior securities, borrow money or pledge its assets except that a Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 10 percent (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. A Fund will not purchase any additional portfolio securities so long as its borrowings amount to more than 5 percent of its total assets;

SAI-20

(5)	Purchase or retain securities of any company if, to the knowledge of the Funds, officers and Trustees of the Funds or of the Manager or of the Sub-Adviser of the particular Funds who individually own more than ½ of 1 percent of the securities of that company together own beneficially more than 5 percent of such securities;
(6)	Buy or sell real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate;

SAI-21

(7)	Act as underwriter except to the extent that, in connection with the disposition of Fund securities, it may be deemed to be an underwriter under certain provisions of the federal securities laws;
(8)	Make investments for the purpose of exercising control or management;
(9)	Participate on a joint or joint and several basis in any trading account in securities;
(10)	Write, purchase, or sell puts, calls or combinations thereof, except that the Fund may (i) write covered call options with respect to all of its portfolio securities; (ii) purchase put options and call options on widely recognized securities indices, common stock of individual companies or baskets of individual companies in a particular industry or sector; (iii) purchase and write call options on stock index futures and on stock indices; (iv) sell and purchase such options to terminate existing positions;
(11)	Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stocks of companies that invest in or sponsor such programs;
(12)	Make loans, except (i) through the purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness of a type commonly sold privately to financial institutions, (ii) through repurchase agreements and loans of portfolio securities (limited to 30 percent of the value of a Fund’s total assets). The purchase of a portion of an issue of such securities distributed publicly, whether or not such purchase is made on the original issuance, is not considered the making of a loan;
(13)	Invest more than 25 percent of the value of its total assets in any one industry; or
(14)	Invest in commodities or commodity contracts or in puts, calls, or combinations of both, except interest rate futures contracts, options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the fund’s investment policies.

Pear Tree Polaris International Opportunities Fund

International Opportunities Fund may not:

(1)	Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction;
(2)	Borrow money, except on a temporary basis and except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction;
(3)	Invest in real estate except (a) that International Opportunities Fund may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts, mortgage-backed securities and other securities that represent a similar indirect interest in real estate; and (b) International Opportunities Fund may acquire real estate or interests therein through exercising rights or remedies with regard to an instrument or security;
(4)	Act as an underwriter, except insofar as International Opportunities Fund technically may be deemed to be an underwriter in connection with the purchase or sale of its portfolio securities;
(5)	Make loans, except that International Opportunities Fund may (i) lend portfolio securities in accordance with the Fund’s investment policies, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, (iv) participate in a credit facility whereby International Opportunities Fund may directly lend to and borrow money from other affiliated Funds to the extent permitted under the 1940 Act or an exemption therefrom, and (v) make loans in any other manner consistent with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction;
(6)	Concentrate its investments in securities of companies in any particular industry; or
(7)	Invest in commodities or commodity contracts, except that International Opportunities Fund may invest in currency instruments and currency contracts and financial instruments and financial contracts that might be deemed to be commodities and commodity contracts in accordance with applicable law.

SAI-22

The following statements are not part of the investment restriction.

In the opinion of the SEC, investments are concentrated in a specific industry or sector (or industry sector) if such investments aggregate more than 25 percent of the fund’s total assets. For purposes of each Pear Tree Fund’s fundamental policy on industry concentration, the Manager and the Fund’s sub-adviser together determine the appropriate industry categories with respect to the Fund, and consistent with those categories, the sub-adviser assigns issuers to them. Those determinations of industry categories are informed by a variety of considerations, including relevant third-party categorization systems. Industry categories and issuer assignments may change over time as industry sectors and issuers evolve. Portfolio allocations shown in shareholder reports and other communications may use broader investment sectors or narrower sub-industry categories.

All percentage limitations on investments, except the percentage limitations with respect to borrowing in fundamental policy 4 above applicable to Small Cap Fund, Foreign Value Fund, and International Opportunities Fund will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

For purposes of fundamental policy 4 above applicable to Small Cap Fund, Foreign Value Fund, and International Opportunities Fund collateral arrangements with respect to the writing of covered call options and options on index futures and collateral arrangements with respect to margin for a stock index future are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of stock index futures or the purchase of related options are deemed to be the issuance of a senior security.

“Invest,” as used in the investment restrictions above, means to purchase or otherwise acquire a financial instrument, or to sell or otherwise dispose of a financial instrument.

“Sector” and as used in the investment restrictions above and otherwise throughout this Statement of Additional Information means a group of industries, and “industry sector” means a specific industry or a specific group of industries.

Securities Lending. Although certain Funds have investment policies that permit them to lend their portfolio securities, no Fund currently participates in any securities-lending program.

TRUSTEES AND OFFICERS OF THE TRUST; FUND GOVERNANCE

The tables below identify the current Trustees and officers of the Trust, their ages, their present positions with the Trust, terms of office with the Trust and length of time served, principal occupations over at least the last five years and other directorships/trusteeships held. Each Trustee and officer holds office for an indefinite term until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The mailing address of each of the Trustees and Officers of the Trust is 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773.

SAI-23

Trustees who are not Interested Persons of the Trust

The following individuals are Trustees of the Trust (each, a “Trustee”), but not “interested persons” of the Trust, as that term is defined in the 1940 Act.

NAME AND AGE	POSITION HELD WITH TRUST	TERM OF OFFICE/ LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS[1]	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD BY TRUSTEE
John M. Bulbrook (Born: July 1942)	Trustee	Indefinite Term (1985 to present)	CEO and Treasurer, John M. Bulbrook Insurance Agency, Inc. (d/b/a Bulbrook/ Drislane Brokerage) (distributor of financial products, including insurance) (1984 – Present)	6	None

William H. Dunlap (Born: March 1951)	Trustee	Indefinite Term (October 2006 to present)	President, New Hampshire Historical Society, (Feb. 2010 – Present); Principal, William H. Dunlap & Company (consulting firm)(2005 – Present); Director, Merrimack County Savings Bank (2005 – Present); Trustee, New Hampshire Mutual Bancorp (2013 – Present)	6	None

Clinton S. Marshall (Born: May 1957)	Trustee	Indefinite Term (April 2003 to present)	Owner, Coastal CFO Solutions, outsource firm offering CFO solutions to businesses (1998 – Present)	6	None

SAI-24

Trustees and Officers who are Interested Persons of the Trust

The following individuals are Trustees or officers of the Trust who are “interested persons” of the Trust, as that term is defined in the 1940 Act.

NAME AND AGE	POSITION HELD WITH TRUST	TERM OF OFFICE/ LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS[1]	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD BY TRUSTEE/ OFFICER
Willard L. Umphrey (Born: July 1941)	Trustee, President, Chairman (1985 to present serves as the Trust’s Chief Executive Officer)	Indefinite Term (1985 to present)	Director, U.S. Boston Capital Corporation; President, Pear Tree Advisors, Inc. (1985 – 2/28/2025)	6	U.S. Boston Corporation; Pear Tree Advisors, Inc.; Pear Tree Partners Management LLC; Woundcheck Laboratories; Electradx; RailRunner Rolling Stock LLC ; Aurelia Therapeutics
Leon Okurowski (Born: December 1942)	Vice President, Treasurer (1985 to present serves as the Trust’s Chief Financial Officer)	(1985 to present)	Director and Vice President, U.S. Boston Capital Corporation; Treasurer, Pear Tree Advisors, Inc.;	N/A	Pear Tree Advisors, Inc.; U.S. Boston Corporation; USB Corporation; USB Everest Management, LLC; USB Everest Storage LLC; U.S. Boston Capital Corporation; Woundcheck Laboratories; RailRunner Rolling Stock LLC
Deborah A. Kessinger (Born: May 1963)	Assistant Clerk and Chief Compliance Officer	(April 2005 to Present)	Senior Counsel (since 9/2004), President (since 8/2007) and Chief Compliance Officer (since 12/2005), U.S. Boston Capital Corporation; Senior Counsel (since 9/2004) and Chief Compliance Officer (since 10/2006), Pear Tree Advisors, Inc.	N/A	None

SAI-25

NAME AND AGE	POSITION HELD WITH TRUST	TERM OF OFFICE/ LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS[1]	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD BY TRUSTEE/ OFFICER
Diane Hunt (Born: February 1962)	Assistant Treasurer	(June 2010 to Present)	Controller (Since 3/2010) Pear Tree Advisors, Inc.; Accountant (Since 1984) U.S. Boston Capital Corporation; Treasurer U.S. Boston Capital Corporation (Since 2024)	N/A	None
Thomas Buckley (Born: April 1985)	Clerk	(February 2026 to Present)

Vice President Saro Partners (11/2025- Present) Vice President, Compliance Canaccord Genuity LLC (7/2023-11/2025) Legal Product Manager U.S. Boston Capital Corporation and Pear Tree Advisors Inc., (7/2018-7/2023))

				N/A	None

NAME AND AGE	POSITION HELD WITH TRUST	TERM OF OFFICE/ LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS[1]	OTHER DIRECTORSHIPS HELD BY TRUSTEE/ OFFICER
John Hunt (Born: July 1958)	Assistant Clerk	(February 2016 to Present)	Partner, Sullivan & Worcester LLP (4/2016 to present)	None

Notes:

(1)	The principal occupations of the Trustees and officers of the Trust for the last five years have been with the employers shown above, although in some cases they have held different positions with such employers.
(2)	Mr. Umphrey is an “interested person” (as defined in the 1940 Act) of the Trust. Mr. Umphrey has been determined to be an “Interested Trustee” by virtue of, among other things, his affiliation with each of the Manager and the Pear Tree Funds’ distributor, U.S. Boston Capital Corporation (“Distributor”).

Unless disclosed in a table above, no Trustee or officer of the Pear Tree Funds held during the past five years any directorship in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, or subject to the requirements of Section 15(d) of that act or any company registered as an investment company under the 1940 Act.

SAI-26

Leadership Structure, Qualifications and Responsibilities of the Trustees of the Trust

The Trustees of the Trust are responsible for the oversight of the business of the Trust. The Trustees meet periodically throughout the year to oversee the Pear Tree Funds’ activities, review contractual arrangements with companies that provide services to the Pear Tree Funds and review the Pear Tree Funds’ performance. The Trustees have the authority to take all actions necessary in connection with their oversight of the business affairs of the Trust, including, among other things, approving the investment objectives, policies and procedures for the Pear Tree Funds. The Trust enters into agreements with various entities to manage the day-to-day operations of the Pear Tree Funds, including the Manager and the Sub-Advisers, administrator, transfer agent, distributor and custodian. The Trustees are responsible for approving these service providers, approving the terms of their contracts with the Pear Tree Funds, and exercising general service provider oversight. The Trustees have engaged the Manager to manage each Pear Tree Fund on a day-to-day basis subject to their oversight.

Leadership Structure and the Board of Trustees.

The Trustees have determined that there are to be four Trustees, although the Trustees are authorized to increase or decrease such number. Of the four current Trustees, three Trustees are not “interested persons” of any Pear Tree Fund, as that term is defined in the 1940 Act (each, an “Independent Trustee”). The other Trustee is affiliated with each of the Manager and the Distributor.

The Trustees have appointed Mr. Umphrey to serve in the role of Chairman. Mr. Umphrey is the President of the Manager and a director of the Distributor. The Independent Trustees have designated Mr. Bulbrook as the Lead Independent Trustee. The Lead Independent Trustee participates in the preparation of agendas for the Trustees’ meetings. The Lead Independent Trustee also acts as a liaison between meetings with the Trust’s officers, other Trustees, the Manager, other service providers and counsel to the Independent Trustees. The Lead Independent Trustee may also perform such other functions as may be requested by the other Independent Trustees from time to time. The Trustees have determined that the Trustees’ leadership and committee structure is appropriate because it provides a structure for the Trustees to work effectively with management and service providers and facilitates the exercise of the Trustees’ independent judgment. The Trustees’ leadership structure permits important roles for the President of the Manager, who serves as Chairman of the Trust and oversees the Manager’s day-to-day management of the Pear Tree Funds, and the Independent Trustees, through the designation of a Lead Independent Trustee and the participation of the other Independent Trustees. In addition, the Audit Committee, the sole Committee of the Trustees, provides for: (a) effective oversight of accounting and financial reporting responsibilities, and (b) the ability to meet independently with independent counsel and outside the presence of management on governance and related issues. Except for any duties specified herein or pursuant to the Trust’s Third Amended and Restated Declaration of Trust or By-laws, the designation of Chairman or Lead Independent Trustee does not impose on such Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as Trustee generally. The Trustees conduct an annual evaluation of the performance of the Trustees, including the effectiveness of (i) the Audit Committee and the structure of having a single committee, (ii) the Trustees’ oversight of the Pear Tree Funds, and (iii) the Trustees’ development and implementation of governance policies. The leadership structure of the Trustees may be changed, at any time and in the discretion of the Trustees, including in response to changes in circumstances or the characteristics of the Pear Tree Funds.

Oversight of Risk.

The Trustees oversee risk as part of their general oversight of the Pear Tree Funds. The Pear Tree Funds are subject to a number of risks, including investment, compliance, financial, operational and valuation risks. The Pear Tree Funds’ officers, the Manager, the Distributor and other Fund service providers perform risk management as part of the day-to-day operations of the Pear Tree Funds. The Trustees recognize that it is not possible to identify all risks that may affect the Pear Tree Funds, and that it is not possible to develop processes or controls to eliminate all risks and their possible effects. Risk oversight is addressed as part of various Trustee and Audit Committee activities, including the following: (a) at regular Trustees’ meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of the Pear Tree Funds; (b) reviewing the compliance policies and procedures of the Trust (including the Pear Tree Funds), the Manager and the Sub-Advisers; (c) meeting with investment personnel to review investment strategies, techniques and the processes used to manage related risks; (d) receiving and reviewing reports regarding key service providers; (e) receiving reports from the Chief Compliance Officer of the Pear Tree Funds and other senior officers of the Trust and the Manager regarding compliance matters affecting the Trust (including the Pear Tree Funds) and their service providers; and (f) meeting with the Manager’s personnel to discuss risks related to the Pear Tree Funds’ investments. The Trustees may, at any time and in their discretion, change the manner in which they conduct their risk oversight role.

SAI-27

The Trustees have one standing committee, an Audit Committee, as described below:

Audit Committee.

The purpose of the Audit Committee is to oversee generally the Trust’s accounting and financial reporting policies and practices, internal controls and, as appropriate, the internal controls of certain service providers; to oversee generally the quality and objectivity of financial statements and the independent audit thereof; recommend to the Trustees the appointment and/or replacement of the independent registered public accounting firm (the “Auditor”) for the Trust; and to act as a liaison between the Auditor and all of the Trustees. The Audit Committee comprises all of the Independent Trustees. Mr. Marshall is the Chairman of the Audit Committee. In performing its oversight function the Audit Committee has, among other things, specific power and responsibility to: (a) oversee the Trust’s accounting and financial reporting policies and practices, internal control over the Trust’s financial reporting and, as appropriate, the internal control over financial reporting of service providers; (b) oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof; (c) approve the terms of the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (d) act as a liaison between the Auditor and the Trustees.

The Audit Committee also acts as a nominating committee, as necessary from time to time, which in that capacity would identify, interview and recommend to all of the Trustees candidates for consideration as nominees to serve as Independent Trustees. Neither the Audit Committee nor the Trust has adopted procedures for shareholders to submit recommendations for nomination as a Trustee.

The Audit Committee meets as often as necessary or appropriate to discharge its functions, and it will meet at least once annually. During the fiscal year ended March 31, 2026, the Audit Committee met three times.

Trustees’ Qualifications and Experience.

The governing documents for the Trust do not set forth any specific qualifications that a person must meet in order to serve as a Trustee. As noted above, a majority of the Trustees are Independent Trustees. Among the attributes and skills common to all Trustees are the ability to review, evaluate and discuss information and proposals provided to them regarding the Pear Tree Funds, the ability to interact effectively with the Manager and other service providers, and the ability to exercise independent business judgment. Each Trustee’s ability to perform his duties effectively has been attained through: (a) the individual’s business and professional experience and accomplishments; (b) the individual’s experience working with the other Trustees and management; (c) the individual’s prior experience serving in executive positions and/or on the boards of other companies and organizations; and (d) the individual’s educational background, professional training, and/or other experiences. Generally, no one factor is decisive in determining that an individual should serve as a Trustee. Set forth below is a brief description of the specific experience of each Trustee. Additional details regarding the background of each Trustee are included in the chart earlier in this section.

John M. Bulbrook. Mr. Bulbrook has served as a Trustee since 1985. He serves as the current Lead Independent Trustee. Mr. Bulbrook has more than 30 years of experience in the insurance and risk management industry, including serving as chief executive officer of a distributor of insurance products.

William H. Dunlap. Mr. Dunlap has served as a Trustee since 2006. Mr. Dunlap has more than 30 years of experience in consumer sales, consulting and non-profit management, including senior management experience. Mr. Dunlap also serves on the board of directors of a bank holding company and its savings bank subsidiary.

Clinton S. Marshall. Mr. Marshall has served as a Trustee since 2003. He currently serves as the Chairman of the Audit Committee. Mr. Marshall has over 30 years of business and financial experience. Through his company Mr. Marshall serves as the chief financial officer and in other financial capacities for a number of startup and more established businesses throughout northern New England. Additionally, Mr. Marshall has also served on the board of directors of other corporations.

Willard L. Umphrey. Mr. Umphrey has served as a Trustee since 1985. He is a director of the Distributor, and until February 28, 2025 was the President of the Manager.

Trustee Compensation

Beginning April 1, 2026, the Pear Tree Funds pay each Independent Trustee an annual retainer in the amount of $59,000. Additionally, the Pear Tree Funds pay each of the Lead Independent Trustee and the Chairperson of the Audit Committee an additional annual retainer in the amount of $3,000. The pro rata share of such compensation paid by the Fund is based on the Fund’s average net assets as a percentage of the average net assets of all of the Pear Tree Funds.

SAI-28

COMPENSATION TABLE

for the fiscal year ended March 31, 2026

Name of Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and Fund Complex Paid to Trustee
John M. Bulbrook	$60,000	N/A	N/A	$60,000
William H. Dunlap	$57,000	N/A	N/A	$57,000
Clinton S. Marshall	$60,000	N/A	N/A	$60,000

The Third Amended and Restated Agreement and Declaration of Trust of the Trust provides that the Pear Tree Funds will indemnify their Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Pear Tree Funds, except if it is determined in the manner specified in the Third Amended and Restated Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Pear Tree Funds, at their expense, will provide liability insurance for the benefit of their Trustees and officers.

At July 6, 2026, the Trustees and officers as a group owned in the aggregate the following percentages of outstanding Ordinary Shares, Institutional Shares and R6 Shares. Small Cap Fund and Focused Value Fund did not offer R6 Shares prior to October 31, 2024.

	Ordinary Shares	Institutional Shares	R6 Shares
Pear Tree Polaris Small Cap Fund	0.00%	5.82%	29.97%
Pear Tree Colrain Focused Value Fund	0.03%	0.22%	63.39%-
Pear Tree Essex Environmental Opportunities Fund	0.00%	0.00%	92.11%
Pear Tree Polaris Foreign Value Fund	0.00%	0.34%	0.72%
Pear Tree Polaris Foreign Value Small Cap Fund	1.43%	1.08%	3.58%
Pear Tree Polaris International Opportunities Fund	3.21%	6.00%	41.37%

SAI-29

TRUSTEE SHARE OWNERSHIP TABLE

For the Calendar Year ended December 31, 2025

INDEPENDENT TRUSTEES:

Name of Trustee	Dollar Range of Equity Securities in Small Cap Fund	Dollar Range of Equity Securities in Focused Value Fund	Dollar Range of Equity Securities in Environmental Opportunities Fund	Dollar Range of Equity Securities in Foreign Value Fund	Dollar Range of Equity Securities in Foreign Value Small Cap Fund	Dollar Range of Equity Securities in International Opportunities Fund	Aggregate Dollar Range of Equity Securities in Pear Tree Fund Complex
John M. Bulbrook	Over $100,000	Over $100,000	None	Over $100,000	Over $100,000	Over $100,000	Over $100,000
William H. Dunlap	None	$10,000 - $50,000	None	$10,000 - $50,000	$10,000 - $50,000	None	$50,000 - $100,000
Clinton S. Marshall	None	None	None	$10,000 – $50,000	None	$10,000 - $50,000	$10,000 – $50,000

INTERESTED TRUSTEE:

Name of Trustee	Dollar Range of Equity Securities in Small Cap Fund	Dollar Range of Equity Securities in Focused Value Fund	Dollar Range of Equity Securities in Environmental Opportunities Fund	Dollar Range of Equity Securities in Foreign Value Fund	Dollar Range of Equity Securities in Foreign Value Small Cap Fund	Dollar Range of Securities in International Opportunities Fund	Aggregate Dollar Range of Equity Securities in Pear Tree Fund Complex
Willard L. Umphrey	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000

SAI-30

PRINCIPAL SHAREHOLDERS

As of July 6, 2026, each of the following persons owned 5 percent or more of a class of shares of a Pear Tree Fund. Beneficial owners of 25 percent or more of any class of shares of a Pear Tree Fund are presumed to be in control of that Pear Tree Fund’s class of shares for the purposes of voting on certain matters submitted to that Pear Tree Fund’s shareholders.

PEAR TREE POLARIS SMALL CAP FUND	NAME AND ADDRESS	% OF OUTSTANDING ORDINARY SHARES

	Susan N. Sheridan 28 North Meadows Lane Stamford, CT 06903	11.58%
	National Financial Services Corp 200 Liberty Street New York, NY 10281	7.28%
	John Levy and Gail Rothenberg PO Box 9175 Framingham, MA 01701	5.86%
		% OF OUTSTANDING INSTITUTIONAL SHARES
	National Financial Services Corp	56.18%
	200 Liberty Street
	New York, NY 10281
	Bernard Horn, Jr, & Lorraine Horn 135 Hooker Farm Rd Salem, NH 03079	34.87%
	Willard L. Umphrey 55 Old Bedford Road Lincoln, MA 01773	5.62%

		% OF OUTSTANDING R6 SHARES
	Polaris Capital Management 121 High Street Boston MA 02110	52.75%
	National Financial Services Corp 200 Liberty Street New York NY 10281	20.78%
	Lawrie W. Okurowski 249 Elm Street Concord, MA 01742	12.96%
	Leon Okurowski 249 Elm Street Concord, MA 01742	7.43%

SAI-31

PEAR TREE FOCUSED VALUE FUND	NAME AND ADDRESS	% OF OUTSTANDING ORDINARY SHARES
	Charles Schwab & Co Inc	21.27%
	For the Exclusive Benefit of Customers
	100 Montgomery Street
	San Francisco, CA 94104
	National Financial Services Corp	24.21%
	200 Liberty Street
	New York, NY 10281
	Barbara Rosenbaum 5600 Wisconsin Ave APT18B Chevy Chase, MD 20815	7.72%

		% OF OUTSTANDING INSTITUTIONAL SHARES
	National Financial Services Corp	59.83%
	200 Liberty Street
	New York, NY 10281
	Charles Schwab & Co Inc	8.61%
	For the Exclusive Benefit of Customers
	100 Montgomery Street
	San Francisco, CA 94104
	Pershing	8.99%
	One Pershing Plaza
	Jersey City, NJ 07339
	LPL Financial	9.81%
	4707 Executive Drive
	San Diego, CA 92121
	Wells Fargo Clearing Services One North Jefferson Avenue Saint Louis, MO 63103	6.92%

		% OF OUTSTANDING R6 SHARES
	Leon Okurowski 249 Elm Street Concord, MA 01742	28.07%
	National Financial Services 200 Liberty Street New York, NY 10281	44.04%
	Jeffrey Okurowski 249 Elm Street Concord, MA 01742	5.49%
	Hayden W. Okurowski 249 Elm Street Concord, MA 01742	5.02%
	William R. Okurowski 249 Elm Street Concord, MA 01742	5.05%

SAI-32

PEAR TREE ESSEX ENVIRONMENTAL OPPORTUNITIES FUND	NAME AND ADDRESS	% OF OUTSTANDING ORDINARY SHARES
	National Financial Services 200 Liberty Street New York, NY 10281	32.49%
	Charles Schwab & Co Inc For the Exclusive Benefit of Customers 100 Montgomery Street San Francisco, CA 94104	38.48%
	Catherine C. Cowart 360 Hascall Road Atlanta GA 30309 PO Box 843869 Dallas, TX 75284-1575	8.75%
	Kevin C. Foley 134 Musterfield Rd Concord, MA 01742	6.34%
	John Hirst Trust 440 Feedrock Rd Brevard, NC 28712	6.12%

		% OF OUTSTANDING INSTITUTIONAL SHARES
	National Financial Services 200 Liberty Street New York, NY 10281	21.62%
	Charles Schwab & Co Inc For the Exclusive Benefit of Customers 100 Montgomery Street San Francisco, CA 94104	35.37%
	SEI Private Trust 1 Freedom Valley Drive Oaks, PA 19456	31.00%
	Bank of America P.O. Box 843869 Dallas, TX 75284-1575	6.71%

		% OF OUTSTANDING R6 SHARES
	Willard Umphrey	64.33%
	55 Old Bedford Road
	Lincoln, MA 01773
	Leon Okurowski	12.64%
	294 Elm Street
	Concord, MA 01742
	National Financial Services Corp	18.32%
	200 Liberty Street
	New York, NY 10281

SAI-33

PEAR TREE POLARIS FOREIGN VALUE FUND	NAME AND ADDRESS	% OF OUTSTANDING ORDINARY SHARES
	National Financial Services Corp/ For Exclusive Benefit of our Customers 200 Liberty Street New York, NY 10281	72.39%
	Charles Schwab & Co Inc For the Exclusive Benefit of Customers 100 Montgomery Street San Francisco, CA 94104	7.68%

		% OF OUTSTANDING INSTITUTIONAL SHARES
	National Financial Services Corp/ For Exclusive Benefit of our Customers 200 Liberty Street New York, NY 10281	20.28%
	Charles Schwab & Co Inc For the Exclusive Benefit of Customers 100 Montgomery Street San Francisco, CA 94104	22.58%
	Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of its Customers 4800 Deer Lake Drive East- 2nd FL Jacksonville, FL 32246	7.31%
	SEI Private Trust Company ATTN: Mutual Funds One Freedom Valley Drive Oaks, PA 19456	12.82%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	6.75%
	Goldman, Sachs &Co/C/O Mutual Fund Ops 222 South Main Street Salt Lake City, UT 84101	6.78%

		% OF OUTSTANDING R6 SHARES
	Greenleaf Trust 211 South Rose Street Kalamazoo, MI 49007	33.79%
	National Financial Services LLC 200 Liberty Street New York, NY 10281	13.33%
	Christian Church Foundation PO Box 1986 Indianapolis, IN 46206	15.69%
	Reliance Trust Co PO Box 78446 Atlanta, GA 30357	9.85%
	Northern Trust PO Box 92956 Chicago, IL 60675	9.49%
	Bernard Horn Jr. and Lorraine Horn JTWROS 135 Hooker Farm Rd Salem, NH 03079	5.18%
	Charles Schwab & Co Inc For the Exclusive Benefit of Customers 100 Montgomery Street San Francisco, CA 94104	6.88%

SAI-34

PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND	NAME AND ADDRESS	% OF OUTSTANDING ORDINARY SHARES
	Charles Schwab & Co Inc For the Exclusive Benefit of Customers 100 Montgomery Street San Francisco, CA 94104	37.62%
	National Financial Services Corp/ For Exclusive Benefit of our Customers 200 Liberty Street New York, NY 10281	33.29%
	Vanguard Brokerage Services PO Box 1170 Valley Forge, PA 19482	6.97%

		% OF OUTSTANDING INSTITUTIONAL SHARES
	National Financial Services Corp/ For Exclusive Benefit of our Customers 200 Liberty Street New York, NY 10281	51.83%
	Charles Schwab & Co Inc For the Exclusive Benefit of Customers 100 Montgomery Street San Francisco, CA 94104	25.53%
	Merrill Lynch Pierce Fenner & Smith for the Sole Benefit of its Customers 4800 Deer Lake Drive East- 2nd FL Jacksonville, FL 32246	8.62%

		% OF OUTSTANDING R6 SHARES
	Edward Jones For the Benefit of Customers 12555 Manchester Road Saint Louis, MO 63131	44.95%
	Willard Umphrey 55 Old Bedford Road Lincoln, MA 01773	23.29%
	Bernard Horn, Jr, & Lorraine Horn 135 Hooker Farm Rd Salem, NH 03079	11.84%
	Lorraine B. Horn 2020 Irrev Trust 135 Hooker Farm Rd Salem, NH 03079	5.76%

SAI-35

PEAR TREE
POLARIS
INTERNATIONAL
OPPORTUNITIES
FUND	NAME AND ADDRESS	% OF OUTSTANDING ORDINARY SHARES
	National Financial Corp/ For the exclusive benefit of our customers 200 Liberty Street, New York, NY 10281	22.53%
	Charles Schwab & Co Inc For the Exclusive Benefit of Customers	15.34%
	100 Montgomery Street
	San Francisco, CA 94104
	Barbara Rosenbaum 5600 Wisconsin Ave, Apt 18B Chevy Chase, MD 20815	8.63%
		% OF OUTSTANDING INSTITUTIONAL SHARES
	National Financial Corp/ For the exclusive benefit of our customers 200 Liberty Street New York, NY 10281	36.23
	Zwanziger Family Ventures 148 Dartmouth St West Newton, MA 02465	12.83%
	Willard Umphrey 55 Old Bedford Road Lincoln, MA 01773	11.23%
	Charles Schwab & Co Inc For the Exclusive Benefit of Customers	9.31%
	100 Montgomery Street San Francisco, CA 94104
	Mid Atlantic Trust Company FBO 1251 Waterfront Place, Suite 525 Pittsburg, PA 15222	11.32%
	LPL Financial 1000-0005 4704 Executive Drive San Diego, CA 92121-3091	5.86%
		% OF OUTSTANDING R6 SHARES
	Willard Umphrey 55 Old Bedford Road Lincoln, MA 01773	33.04%
	Polaris Capital Management, LLC 121 High Street Boston, MA 02110	32.40%
	Bernard Horn, Jr, & Lorraine Horn 135 Hooker Farm Rd Salem, NH 03079	20.11%
	Leon Okurowski 249 Elm Street Concord, MA 01742	7.77%

SAI-36

THE MANAGER AND THE SUB-ADVISERS

The Manager

The Manager is an affiliate of U.S. Boston Capital Corporation, the Pear Tree Funds’ Distributor, which is a wholly owned subsidiary of U.S. Boston Corporation. Willard L. Umphrey, CFA, President and Trustee of the Trust, Leon Okurowski, Treasurer of the Trust, individually and jointly with their spouses, together own 100 percent of the Manager’s outstanding voting securities. Messrs. Umphrey and Okurowski also are affiliates of U.S. Boston Capital Corporation.

The Management Contract

Under the terms of the management agreement (the “Management Contract”), the Manager may, subject to the approval of the Trustees, manage a Pear Tree Fund itself or select a sub-adviser to manage the Fund. In the latter case, the Manager monitors the Sub-Advisers’ investment program and results, reviews brokerage matters, oversees compliance by the Pear Tree Funds with various federal and state statutes and the Pear Tree Funds’ own investment objectives, policies, and restrictions and carries out the directives of the Trustees. In each case, the Manager also provides the Pear Tree Funds with office space, office equipment, and personnel necessary to operate and administer the Pear Tree Funds’ business, and it provides general management and administrative services to the Pear Tree Funds, including overall supervisory responsibility for the management and investment of the Pear Tree Funds’ securities portfolios and for the provision of services by third parties such as the Pear Tree Funds’ custodian.

The Management Contract continues in force from year to year, but only so long as its continuance is approved at least annually by (i) vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not “interested persons” (as defined in the 1940 Act) of the Manager or the Pear Tree Funds, and by (ii) either the majority vote of all the Trustees or the vote of a majority of the outstanding voting securities of each Pear Tree Fund. The Management Contract automatically terminates on assignment and is terminable on 60 days’ written notice by either party.

In addition to the management fee, the Pear Tree Funds pay all expenses not assumed by the Manager, including, without limitation, fees and expenses of the Trustees, interest charges, taxes, brokerage commissions, expenses of issue or redemption of shares, fees and expenses of registering and qualifying the Trust and shares of the respective Pear Tree Funds for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, expenses of determining net asset value of the Pear Tree Funds’ shares, reports to shareholders, expenses of meetings of shareholders, expenses of printing and mailing Prospectuses and proxies to existing shareholders, and their proportionate share of insurance premiums and professional association dues or assessments.

Pear Tree Fund expenses generally are allocated among and charged to the assets of the respective the Pear Tree Funds, and then further allocated between the classes thereof in accordance with the Pear Tree Funds’ Multi-class Plan pursuant to Rule 18f-3 under the 1940 Act (the “18f-3 Plan”). Allocations for most expenses are based on the relative net assets of each Pear Tree Fund and each class. Certain expenses attributable to a specific Pear Tree Fund or a specific class of a Pear Tree Fund are allocated to that Pear Tree Fund and class. In addition, the Trustees have approved expense sharing arrangements for certain direct costs of Pear Tree Advisors, Inc. associated with providing regulatory and compliance services to the Pear Tree Funds. For the twelve months ended March 31, 2026, the Trustees have approved shared direct costs in an aggregate amount of $305,256. Certain indirect costs of other regulatory and compliance services provided to Pear Tree Funds by Pear Tree Advisors, Inc. acting in its role as co-administrator to the Pear Tree Funds are included in the amounts paid by the Pear Tree Funds pursuant to its fund administration agreement with Pear Tree Advisors, Inc. See “Other Service Providers to the Pear Tree Funds-Co-Administrators,” below. The Pear Tree Funds are also responsible for such non-recurring expenses as may arise, including litigation in which the Pear Tree Funds may be a party, and other expenses as determined by the Trustees. The Pear Tree Funds may have an obligation to indemnify their officers and Trustees with respect to such litigation.

The Pear Tree Funds and the Manager have received an exemptive order from the SEC that permits the Manager, subject to certain conditions, to enter into or amend an agreement with a Sub-Adviser (an “Advisory Contract”) without obtaining shareholder approval. With Trustee approval, the Manager may employ a new Sub-Adviser for a Pear Tree Fund, change the terms of the Advisory Contracts, or enter into new Advisory Contracts with an unaffiliated Sub-Adviser. The Manager retains ultimate responsibility to oversee the Sub-Advisers and to recommend their hiring, termination, and replacement. Shareholders of a Pear Tree Fund continue to have the right to terminate the Advisory Contract applicable to that Pear Tree Fund at any time by a vote of the majority of the outstanding voting securities of the Pear Tree Fund. Shareholders will be notified of any Sub-Adviser changes or other material amendments to an Advisory Contract that occurs under these arrangements.

SAI-37

As compensation for services rendered, each Pear Tree Fund, other than Small Cap Fund, Environmental Opportunities Fund, and International Opportunities Fund, pays the Manager a monthly management fee at the annual rate of 1.00 percent of the average daily net assets. As compensation for services rendered, Small Cap Fund pays the Manager a monthly management fee at an annual rate of 0.80 percent of average daily net assets and Environmental Opportunities Fund and International Opportunities Fund pays the Manager a monthly management fee at an annual rate of 0.90 percent of average daily net assets.

The Manager received fees for services rendered for the three most recently ended fiscal years as follows:

Fund Name	2024		2025		2026
Pear Tree Polaris Small Cap Fund	$634,758		734,370		734,450
Pear Tree Colrain Focused Value Fund	$2,479,393	(1)	3,355,968	(1)	3,204,274	(1)
Pear Tree Essex Environmental Opportunities Fund	$579,350		427,543		258,933
Pear Tree Polaris Foreign Value Fund	$30,563,427	(2)	28,160,402	(2)	16,824,506	(2)
Pear Tree Polaris Foreign Value Small Cap Fund	$9,755,297	(3)	9,596,166	(3)	7,049,411	(3)
Pear Tree Polaris International Opportunities Fund	$477,916	(4)	710,425	(4)	607,824	(4)

(1)	Includes waiver by the Manager of its management fee in the amount of $927,623 for the fiscal year 2024, $1,365,484 for the fiscal year 2025 and $1,289,637 for the fiscal year 2026.
(2)	Includes waiver by the Manager of its management fee in the aggregate amount of $3,056,342 for the fiscal year 2024, $2,816,040 for the fiscal year 2025 and $1,682,451 for the fiscal year 2026.
(3)	Includes waiver by the Manager of its management fee in the aggregate amount of $975,529 for the fiscal year 2024, $959,617 for the fiscal year 2025 and $704,941 for the fiscal year 2026.
(4)	Includes waiver by the Manager of its management fee in the amount of $43,730 for the fiscal year 2024, $78,936 for the fiscal year 2025 and $67,536 for fiscal year 2026.

A discussion regarding the basis for the Trustees’ approval of the Management Contract and each Advisory Contract relating to a Pear Tree Fund was included in the Pear Tree Fund’s semi-annual report to shareholders for the period ended September 30. You can request the Pear Tree Fund’s most recent annual and semi-annual reports free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Pear Tree Fund representative at 1-800-326-2151. The reports are also available, free of charge, on .www.peartreefunds.com/fund-documents/.

Fee Waivers/Expense Limitations.

Pear Tree Polaris Small Cap Fund

The Manager is contractually obligated to assume expenses of Small Cap Fund, if necessary, in order to reduce its total expenses to no more than 2.00 percent of average daily net assets for any fiscal year. This agreement limits expenses at the fund level and not at the individual share class level. Accordingly, the fees of any individual class may be higher than the expense limitation because the expense limit calculation adds the expenses of the different classes together and then divides that number by the total average net assets of the Pear Tree Fund. Expenses eligible for reimbursement under all applicable expense limitations do not include interest, taxes, brokerage commissions or extraordinary expenses. As a result, and as indicated above, total expenses may be higher than the expense limitation applicable for the Pear Tree Fund. No such reductions in compensation were necessary for the fiscal year ended March 31, 2026.

The Manager has contractually agreed until July 31, 2027 to reimburse such portion of the expenses of Small Cap Fund attributable to each of Institutional Shares and R6 Shares such that “Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement” with respect to each of Institutional Shares and R6 Shares, other than extraordinary expenses, is not greater than 0.99 percent of Small Cap Fund’s net assets attributable to Institutional Shares, and 0.96 percent of Small Cap Fund’s net assets attributable to R6 Shares, respectively. The aggregate expenses of Small Cap Fund with respect to Ordinary Shares remain unchanged. This fee waiver only may be terminated with the approval of the Trustees.

For the fiscal year ended March 31, 2026, the Manager reimbursed fees in the aggregate amount of $1,135.

Pear Tree Colrain Focused Value Fund

The Manager has agreed until July 31, 2027 to waive such portion of the management fees that it would otherwise receive under its agreement with Pear Tree Funds for serving as investment manager to Focused Value Fund, such that the aggregate management fee that the Manager would receive during the waiver period for serving as the investment manager of Focused Value Fund would be calculated using (a) an annual rate of 0.75 percent for the first $125 million of Focused Value Fund’s net assets, and (b) an annual rate of 0.50 percent for Focused Value Fund’s net assets in excess of $125 million. This fee waiver only may be terminated with the approval of the Trustees.

SAI-38

The Manager has contractually agreed until July 31, 2027 with respect to Institutional Shares and R6 Shares to reimburse such portion of the expenses of Focused Value Fund attributable to each of Institutional Shares and R6 Shares such that “Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement” with respect to each of Institutional Shares and R6 Shares, other than extraordinary expenses, is not greater than 0.79 percent of Focused Value Fund’s net assets attributable to Institutional Shares, and 0.64 percent of Focused Value Fund’s net assets attributable to R6 Shares, respectively. The aggregate expenses of Focused Value Fund with respect to Ordinary Shares remain unchanged. This fee waiver only may be terminated with the approval of the Trustees.

For the fiscal year ended March 31, 2026, the Manager waived its management fee and reimbursed Focused Value Fund for its expenses in the aggregate amount of $1,297,687.

Pear Tree Essex Environmental Opportunities Fund

The Manager has contractually agreed until July 31, 2027 to reimburse such portion of the expenses of the Essex Environmental Opportunities Fund attributable to Ordinary Shares such that “Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement” with respect to Ordinary Shares, Institutional Shares and R6 Shares, excluding AFFE and extraordinary expenses, is not greater than 1.24 percent of the Fund’s net assets attributable to Ordinary Shares, 0.99 percent of the Fund’s net assets attributable to Institutional Shares, and 0.95 percent of the Fund’s net assets attributable to R6 Shares.

For the fiscal year ended March 31, 2026, the Manager reimbursed Environmental Opportunities Fund for its expenses in the aggregate amount of $83,823.

Pear Tree Polaris Foreign Value Fund; Pear Tree Polaris Foreign Value Small Cap Fund

The Manager has contractually agreed until July 31, 2027 to waive such portion of the management fees that it would otherwise receive under its agreement with Pear Tree Funds for serving as investment manager to each of Foreign Value Fund and Foreign Value Small Cap Fund such that the aggregate management fee that the Manager would receive during the waiver period for serving as the investment manager of each of Foreign Value Fund and Foreign Value Small Cap Fund would be calculated using an annual rate of 0.90 percent of the Fund’s net assets. This fee waiver with respect to either Fund only may be terminated with the approval of the Trustees.

For the fiscal year ended March 31, 2026, the Manager waived its management fee and reimbursed Foreign Value Fund and Foreign Value Small Cap Fund for its expenses in the aggregate amount of $2,145,223 and $704,941 respectively.

Pear Tree Polaris Foreign Value Fund

The Manager has contractually agreed until July 31, 2027 to reimburse such portion of the expenses of Foreign Value Fund attributable to R6 Shares such that “Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement” with respect to R6 Shares, other than extraordinary expenses, is not greater than 0.94 percent of Foreign Value Fund’s net assets attributable to R6 Shares. This expense reimbursement agreement only may be terminated with the approval of the Trustees.

For the fiscal year ended March 31, 2026 the Manager reimbursed fees in the aggregate amount of $462,772.

Pear Tree Polaris International Opportunities Fund

The Manager has contractually agreed until July 31, 2027 to waive such portion of the management fees that it would otherwise receive under its agreement with Pear Tree Funds for serving as investment manager to International Opportunities Fund such that the aggregate management fee that the Manager would receive during the waiver period for serving as the investment manager of International Opportunities Fund would be calculated using an annual rate of 0.80 percent of International Opportunities Fund’s net assets. This fee waiver only may be terminated with the approval of the Trustees.

The Manager has contractually agreed until July 31, 2027 to reimburse such portion of the expenses of International Opportunities Fund attributable to each of Institutional Shares and R6 Shares such that “Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement” with respect to each of Institutional Shares and R6 Shares, other than extraordinary expenses, is not greater than 0.99 percent of International Opportunities Fund’s net assets attributable to Institutional Shares, and 0.96 percent of International Opportunities Fund’s net assets attributable to R6 Shares, respectively. The aggregate expenses of International Opportunities Fund with respect to Ordinary Shares remain unchanged. This fee waiver only may be terminated with the approval of the Trustees.

For the fiscal year ended March 31, 2026 the Manager waived fees and reimbursed International Opportunities Fund for its expenses in the aggregate amount for Ordinary Shares, Institutional Shares and R6 Shares of $11,805, $44,608 and $54,555 respectively.

SAI-39

All Funds

The Manager, in its capacity as transfer agent to Pear Tree Funds, has contractually agreed until July 31, 2027 to waive such portion of the fees that it would otherwise receive for serving as transfer agent under its agreement with Pear Tree Funds such that the aggregate transfer agent fee with respect to Institutional Shares of each Fund would be calculated using an annual rate of 0.04 percent of the Fund’s net assets attributable to its Institutional Shares. This fee waiver with respect to any Fund only may be terminated with the approval of the Trustees. The aggregate transfer agent fee with respect to Ordinary Shares and R6 Shares, if any, of each Fund remains unchanged.

For the fiscal year ended March 31, 2026, with respect to all Pear Tree Funds currently offering and selling shares, the Manager waived fees in the aggregate amount of $2,237,395, and with respect to all Pear Tree Funds that offered and sold shares during such the fiscal year.

No Recoupment

With respect to each expense reimbursement or fee waiver agreement described above, the Manager does not have a right to recoup from the applicable Pear Tree Fund.

The Sub-Advisers

Pear Tree Colrain Focused Value Fund

Colrain Capital LLC (“Colrain”), 867 Boylston Street, 5th Floor, Boston, Massachusetts 02116, serves as the Sub-Adviser to Focused Value Fund effective January 1, 2027. Colrain is an employee-owned, SEC-registered value equity manager founded in 2001. Colrain began managing client assets in January 2002 and changed its name from Mayo Investment Advisers LLC to Colrain Capital LLC effective January 1, 2018. As of August 31, 2026, Colrain managed approximately $296 million in assets in 101 discretionary separately managed accounts. Colrain offers a single investment strategy, the Colrain Focused Value Strategy, in which client portfolios generally hold the same 20 to 25 best ideas. Focused Value Fund is managed using this strategy..

Pear Tree Essex Environmental Opportunities Fund

CCM Partners, LP, d/b/a Shelton Capital Management (“Shelton”), 1401 Lawrence Street, Suite 1550, Denver, Colorado 80202, serves as the Sub-Adviser to Environmental Opportunities Fund effective January 1, 2027. Shelton is an SEC-registered investment adviser founded in 1985. As of October 14, 2026, Shelton had approximately $8.1 billion in assets under management. On or about January 1, 2027. Shelton acquired Essex Investment Management Company, LLC (“Essex”), including Essex’s investment advisory business. The former Essex investment professionals responsible for Environmental Opportunities Fund continue to manage the Environmental Opportunities Fund using the same Essex investment strategy and process.

Pear Tree Polaris Small Cap Fund, Pear Tree Polaris Foreign Value Fund, Pear Tree Polaris Foreign Value Small Cap Fund & Pear Tree Polaris International Opportunities Fund

Polaris Capital Management, LLC. (“Polaris”), 121 High Street, Boston, Massachusetts 02110 serves as Sub-Adviser to each of Small Cap Fund, Foreign Value Fund, Foreign Value Small Cap Fund, and International Opportunities Fund. Bernard R. Horn, Jr. is the majority owner and is thus a control person of Polaris. On January 1, 2015, Polaris replaced Columbia as the sub-adviser to Small Cap Fund. On November 15, 2019, Polaris replaced PNC Capital Advisors LLC (“PNC Capital”) as sub-adviser to International Opportunities Fund.

Advisory Contracts

The Manager has an Advisory Contract relating to a Pear Tree Fund with the Sub-Adviser to that Fund. The terms of each Advisory Contract generally are the same. Pursuant to each Advisory Contract, the Sub-Adviser to the Pear Tree Fund furnishes an investment program for the Fund, makes investment decisions on behalf of the Pear Tree Fund, places all orders for the purchase and sale of portfolio investments for the Pear Tree Fund’s account with brokers or dealers selected by such Sub-Adviser and may perform certain limited, related administrative functions in connection therewith..

SAI-40

The Advisory Contract provides that it will continue in force for two years from its date, and from year to year thereafter, but only so long as its continuance is approved at least annually by (i) vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not “interested persons” (as defined in the 1940 Act) of the Sub-Adviser, the Manager or the Pear Tree Funds, and by (ii) either the majority vote of all of the Trustees or the vote of a majority of the outstanding voting securities of the Pear Tree Fund. The Advisory Contract may be terminated without penalty by vote of the Trustees or the shareholders of the Pear Tree Fund, or by the Manager on not less than 30 days’ written notice or more than 60 days’ written notice or by the Sub-Adviser on not less than 30 days’ or more than 60 days’ written notice. The Advisory Contract may be amended without a vote of the shareholders of the Pear Tree Fund. The Advisory Contract also terminates without payment of any penalty in the event of its assignment and in the event that for any reason the Management Contract between the Trust and the Manager terminates generally or terminates with respect to the Pear Tree Fund.

The Advisory Contract provides that the Sub-Adviser shall not be subject to any liability to the Pear Tree Funds or to the Manager or to any shareholder of the Pear Tree Funds for any act or omission in the course of or connected with the rendering of services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of the Sub-Adviser.

For services rendered, the Manager pays to the Sub-Adviser of the Pear Tree Fund a fee based on a percentage of the average daily total net assets of the Pear Tree Fund. The fee for each Pear Tree Fund is determined separately.

SAI-41

Currently, the contractually stated fees to be paid by the Manager to the Sub-Advisers are as follows:

Advisory Fee Rates
Pear Tree Polaris Small Cap Fund	0.25% of the first $100 million, and
0.30% of amounts in excess $100 million but less than $200 million and
0.325% of amounts in excess of $200 million of average daily total net assets.

Advisory Fee Rates
Pear Tree Colrain Focused Value Fund	0.15% of average daily net assets up to $259 million, and 0.20% of average daily net assets in excess of $259 million
Pear Tree Essex Environmental Opportunities Fund	0.38% of the average daily total net assets
Pear Tree Polaris Foreign Value Fund*	0.35% of the first $35 million,
0.40% of amounts in excess of $35 million but less than
$200 million and
0.50% of assets in excess of $200 million of average daily total net assets
Pear Tree Polaris Foreign Value Small Cap Fund**	0.35% of the first $35 million,
0.40% of amounts in excess of $35 million but less than
$200 million and
0.50% of assets in excess of $200 million of average daily total net assets
Pear Tree Polaris International Opportunities Fund***	0.30% of the first $35 million,
0.35% of amounts in excess of $35 million but less than $200 million and
0.45% of amounts in excess of $200 million of average daily total net assets.

*	Until July 31, 2027, or the Trustees terminate the management fee waiver with respect to Foreign Value Fund, the Sub-Adviser has agreed to waive its fees such that the annual advisory fee rates are as follows: 0.30 percent of the first $35 million; 0.35 percent of amounts in excess of $35 million but less than $200 million; and 0.45 percent of assets in excess of $200 million of average daily total net assets.
**	Until July 31, 2027, or the Trustees terminate the management fee waiver with respect to Foreign Value Small Cap Fund, the Sub-Adviser has agreed to waive its fees such that the annual advisory fee rates are as follows: 0.30 percent of the first $35 million; 0.35 percent of amounts in excess of $35 million but less than $200 million; and 0.45 percent of assets in excess of $200 million of average daily total net assets.
***	Until July 31, 2027, or the Trustees terminate the management fee waiver with respect to International Opportunities Fund, the Sub-Adviser has agreed to waive its fees such that the annual advisory fee rates are as follows: 0.25 percent of the first $35 million; 0.30 percent of amounts in excess of $35 million but less than $200 million; and 0.40 percent of assets in excess of $200 million of average daily total net assets.

SAI-42

For services rendered for the three most recently ended fiscal years, the predecessor and current Sub-Advisers, as applicable, received fees as follows:

			Fiscal Years Ended March 31,
	Sub-Adviser		2024	2025	2026
Pear Tree Polaris Small Cap Fund	Polaris		$198,362	$229,828	$229,516
Pear Tree Colrain Focused Value Fund	Chartwell	(4)	$90,000	$90,000	$90,000
Pear Tree Essex Environmental	Essex	(5)	$244,614	$180,518	$109,327
Opportunities Fund
Pear Tree Polaris Foreign Value Fund	Polaris	(1)	$15,064,214	$13,862,701	$8,194,753
Pear Tree Polaris Foreign Value Small	Polaris	(2)	$4,660,149	$4,580,583	$3,307,206
Cap Fund
Pear Tree Polaris International	Polaris	(3)	$170,508	$258,776	$218,876
Opportunities Fund

(1)	Amounts presented represent gross sub-advisory fees paid to Polaris. Of such gross amount, Polaris waived sub-advisory fees in the annual aggregate amount as follows: $1,528,171 in 2024, $1,408,020 in 2025 and $841,225 in 2026.
(2)	Amounts presented represent gross sub-advisory fees paid to Polaris. Of such gross amount, Polaris waived sub-advisory fees in the annual aggregate amount as follows: $487,765 in 2024, $479,808 in 2025 and $352,471 in 2026.
(3)	Amounts presented represent gross sub-advisory fees paid to Polaris. Of such gross amount, Polaris waived sub-advisory fees in the annual aggregate amount as follows: $24,176 in 2024, $39,468 in 2025 and $33,768 in 2026.
(4)	Chartwell Investment Partners LLC (“Chartwell”) served as the investment sub-adviser under January 1, 2027.
(5)	Essex Investment Management Company, LLC was acquired by Shelton Capital Management on or about January 1, 2027.

Portfolio Managers

The portfolio managers for the Pear Tree Fund are listed below. In some instances, a portfolio manager manages other investment companies and/or investment accounts in addition to the Pear Tree Fund for which he or she serves as portfolio manager. The following tables show the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The tables also show the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

SAI-43

Pear Tree Polaris Small Cap Fund — Polaris (as of March 31, 2026)

Portfolio Manager:	Category	Number of All Accounts	Total Assets of All Accounts* ($ M)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee ($ M)
Bernard R. Horn, Jr.	Registered Investment Companies	5	$2,653	0	$0
	Other Pooled Investment Vehicles	8	$1,247	0	$0
	Other Accounts	11	$1,463	1	$172
Bin Xiao, CFA	Registered Investment Companies	5	$2,653	0	$0
	Other Pooled Investment Vehicles	8	$1,247	0	$0
	Other Accounts	11	$1,463	1	$172
Jason M. Crawshaw	Registered Investment Companies	5	$2,653	0	$0
	Other Pooled Investment Vehicles	8	$1,247	0	$0
	Other Accounts	11	$1,463	1	$172
Samuel J. Horn,	Registered Investment Companies	1	$92	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0
Kenneth D. Kim	Registered Investment Companies	1	$92	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

*	For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies, excluding Pear Tree Funds.

SAI-44

Pear Tree Colrain Focused Value Fund — Colrain (as of November 2, 2026)

Portfolio Manager:	Category	Number of All Accounts	Total Assets of All Accounts* (in 000s)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee (in 000s)
Timothy E. Quinlisk, CFA	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	101	$296	0	$0
William R. Barton	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	101	$296	0	$0

*	For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

Pear Tree Essex Environmental Opportunities Fund — Shelton (as of November 2, 2026)

Portfolio Manager:	Category	Number of All Accounts	Total Assets of All Accounts* (in 000s)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee (in 000s)
William H. Page	Registered Investment Companies	1	$ 33,020	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	98	$ 263,443	0	$0
Robert J. Uek	Registered Investment Companies	1	$ 33,020	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	98	$ 263,443	7	$0

*	For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

SAI-45

Pear Tree Polaris Foreign Value Fund — Polaris (as of March 31, 2026)

Portfolio Manager:	Category	Number of All Accounts	Total Assets of All Accounts* ($ M)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee ($ M)
Bernard R. Horn, Jr.	Registered Investment Companies	5	$2,653	0	$0
	Other Pooled Investment Vehicles	8	$1,247	0	$0
	Other Accounts	11	$1,463	1	$172
Bin Xiao, CFA	Registered Investment Companies	5	$2,653	0	$0
	Other Pooled Investment Vehicles	8	$1,247	0	$0
	Other Accounts	11	$1,463	1	$172
Jason M. Crawshaw	Registered Investment Companies	5	$2,653	0	$0
	Other Pooled Investment Vehicles	8	$1,247	0	$0
	Other Accounts	11	$1,463	1	$172

SAI-46

Pear Tree Polaris Foreign Value Small Cap Fund — Polaris (as of March 31, 2026)

Portfolio Manager:	Category	Number of All Accounts	Total Assets of All Accounts* ($ M)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee ($ M)
Bernard R. Horn, Jr.	Registered Investment Companies	5	$2,653	0	$0
	Other Pooled Investment Vehicles	8	$1,247	0	$0
	Other Accounts	11	$1,463	1	$172
Sumanta Biswas, CFA	Registered Investment Companies	1	$611	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0		$0	$0
Bin Xiao, CFA	Registered Investment Companies	5	$2,653	0	$0
	Other Pooled Investment Vehicles	8	$1,247	0	$0
	Other Accounts	16	$1,463	1	$172
Jason M. Crawshaw	Registered Investment Companies	5	$2,653	0	$0
	Other Pooled Investment Vehicles	8	$1,247	0	$0
	Other Accounts	11	$1,463	1	$172

*	For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies excluding the Pear Tree Funds.

SAI-47

Pear Tree Polaris International Opportunities Fund — Polaris (as of March 31, 2026)

Portfolio Manager:	Category	Number of All Accounts	Total Assets of All Accounts * ($ M)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee ($ M)
Bin Xiao, CFA	Registered Investment Companies	5	$2,653	0	$0
	Other Pooled Investment Vehicles	8	$1,247	0	$0
	Other Accounts	11	$1,463	1	$172
Portfolio Manager:	Category	Number of All Accounts	Total Assets of All Accounts * ($ M)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee ($ M)
Jason M. Crawshaw	Registered Investment Companies	5	$2,653	0	$0
	Other Pooled Investment Vehicles	8	$1,247	0	$0
	Other Accounts	11	$1,463	1	$172

*	For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies excluding the Pear Tree Funds.

SAI-48

The following table shows the dollar range of shares of a Pear Tree Fund that were beneficially owned by each portfolio manager as of March 31, 2026.

Pear Tree Fund (Portfolio Manager)	Dollar Range of Equity Securities Owned
Pear Tree Polaris	None	$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	Over
Small Cap Fund (Polaris)		$10,000	$50,000	$100,000	$500,000	$1,000,000	$1,000,000
Bernard R. Horn, Jr.							X
Bin Xiao, CPA	X
Jason M. Crawshaw					X
Samuel J. Horn			X
Kenneth D. Kim					X
Pear Tree Colrain Focused Value Fund (Colrain)	None	$1 – $10,000	$10,001 – $50,000	$50,001 – $100,000	$100,001 – $500,000	$500,001 – $1,000,000	Over $1,000,000
Timothy E. Quinlisk, CFA
William R. Barton
Pear Tree Essex Environmental Opportunities Fund (Shelton)	None	$1 – $10,000	$10,001 – $50,000	$50,001 – $100,000	$100,001 – $500,000	$500,001 – $1,000,000	Over $1,000,000
William H. Page					X
Robert J. Uek					X
Pear Tree Polaris Foreign Value Fund (Polaris)	None	$1 – $10,000	$10,001 – $50,000	$50,001 – $100,000	$100,001 – $500,000	$500,001 – $1,000,000	Over $1,000,000
Bernard R. Horn, Jr.							X
Bin Xiao, CFA	X
Jason M. Crawshaw	X
Pear Tree Polaris Foreign Value Small Cap Fund (Polaris)	None	$1 – $10,000	$10,001 – $50,000	$50,001 – $100,000	$100,001 – $500,000	$500,001 – $1,000,000	Over $1,000,000
Bernard R. Horn, Jr.							X
Sumanta Biswas, CFA					X
Bin Xiao, CFA					X
Jason M. Crawshaw					X
Pear Tree Polaris International Opportunities Fund (Polaris)	None	$1 – $10,000	$10,001 – $50,000	$50,001 – $100,000	$100,001 – $500,000	$500,001 – $1,000,000	Over $1,000,000
Bin Xiao, CFA							X
Jason M. Crawshaw					X

Conflicts of Interest

It is possible that conflicts of interest may arise in connection with a portfolio managers’ management of the Pear Tree Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Pear Tree Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Pear Tree Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Pear Tree Fund. In some cases, another account managed by a portfolio manager may compensate the investment sub-adviser based on the performance of the securities held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons.

SAI-49

Sub-Adviser Compensation Structure and Method Used to Determine Compensation

Colrain

Colrain’s portfolio managers are founding partners and equal owners of the firm. Each partner receives a guaranteed payment and participates equally in the firm’s profits through partner distributions. Colrain does not use bonuses, deferred compensation arrangements, equity vesting arrangements, or retirement benefits for its investment professionals.

Compensation is not tied to the assets of, services provided to, or short-term performance of any individual account or portfolio. Instead, compensation reflects the professional’s contribution to client service, the firm’s investment results over time, and the overall profitability of the firm. Colrain believes this structure aligns the interests of its investment professionals with the long-term success of the firm and its clients and reduces incentives to favor particular accounts, take undue short-term investment risk, or increase assets in a manner inconsistent with the strategy.

Colrain does not charge performance-based fees, and its investment professionals do not receive compensation or other economic benefits from persons other than Colrain in connection with the investment advice they provide to Focused Value Fund. Shelton

Shelton’s portfolio-manager compensation consists of base salary, potential incentive compensation, discretionary bonus and employee benefits. Base salary is intended to be competitive in light of each portfolio manager’s experience and responsibilities. Portfolio managers may receive incentive compensation based on revenue in relation to certain newly opened accounts or new sales of sub-scale funds. Full-time employees with sufficient tenure may participate in an annual bonus program. Bonus payments are based on a number of factors, including firm profitability and the employee’s long-term contributions.

Shelton states that its compensation structure emphasizes the success of Shelton as a whole rather than that of an individual account, and is designed to minimize incentives to take undue risk in or favor any particular account. Shelton does not charge performance-based fees on any account, and its portfolio managers do not receive compensation or other economic benefits from persons other than Shelton in connection with investment advice. Polaris

All cash flow earned by the firm is distributed to personnel annually in the form of a salary, bonus, retirement plan contribution or equity compensation. Each employee receives a salary and possible discretionary year-end bonus depending on the overall performance and profitability of the firm. Cash flow in excess of operating expenses earned by the firm is distributed to personnel annually. At the senior level, bonuses range from 0 percent to unlimited upside as base salary is kept at a minimum. A typical bonus at this level may be more than 75 percent of base salary. The recognition and retention of firm personnel is supported by the fact that the bonus is based on annual firm profits, which are a function of assets under management, and therefore, performance. There is no formal split between specific performance targets and subjective criteria. The firm seeks to attract best-of-breed personnel and expects compensation of employees to be better than that of peer groups over time. In addition to base salary and bonuses, the firm offers additional incentives for staff, which may include equity ownership or equity-based compensation.

DISTRIBUTOR AND DISTRIBUTION PLAN

Distributor

U.S. Boston Capital Corporation, 55 Old Bedford Road, Suite 202, Lincoln, MA 01773 (“Distributor”), a Massachusetts corporation organized April 23, 1970, is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor is an affiliate of the Manager by virtue of being under common ownership with the Manager. The Distributor acts as the principal distributor of the Pear Tree Funds’ shares pursuant to a written agreement (“Distribution Agreement”). Under the Distribution Agreement, the Distributor is not obligated to sell any specific amount of shares of the Pear Tree Funds and will purchase shares for resale only against orders for shares. The Distribution Agreement requires the Distributor to use its best efforts to secure purchasers for shares of the Pear Tree Funds. The Distributor also is registered with the Securities and Exchange Commission as an investment adviser, however, it is not serving in that capacity with respect to the Funds.

SAI-50

Distribution Plan

Each Pear Tree Fund has adopted a distribution plan (the “12b-1 Plan”) on behalf of its Ordinary Shares pursuant to Rule 12b-1 under the 1940 Act to pay for the marketing and distribution of the Pear Tree Fund’s Ordinary Shares including all expenses of preparing, printing and distributing advertising and sales literature and for services provided to shareholders of the Pear Tree Fund’s Ordinary shares. The fee is not directly tied to the Distributor’s expenses. If expenses exceed the Distributor’s fees, the Pear Tree Fund is not required to reimburse the Distributor for excess expenses; if the Distributor’s fees exceed the expenses of distribution, the Distributor may realize a profit.

Each Pear Tree Fund pays the Distributor a monthly fee at the annual rate of 0.25 percent of the average daily net asset value of the Pear Tree Fund’s Ordinary Shares held in shareholder accounts opened during the period the 12b-1 Plan is in effect, as determined at the close of each business day during the month.

For the fiscal year ended March 31, 2026, the Pear Tree Funds paid to the Distributor fees pursuant to the 12b-1 Plan in the following amounts:

Ordinary Shares
Pear Tree Polaris Small Cap Fund	$58,790
Pear Tree Colrain Focused Value Fund	$255,267
Pear Tree Essex Environmental Opportunities Fund	$1,420
Pear Tree Polaris Foreign Value Fund	$623,160
Pear Tree Polaris Foreign Value Small Cap Fund	$122,790
Pear Tree Polaris International Opportunities Fund	$29,513

Rule 12b-1 provides that any payments made by an investment company to a distributor must be made pursuant to a written plan describing all material aspects of the proposed financing of distributions and that all agreements with any person relating to implementation of the 12b-1 Plan must be in writing. Continuance of the 12b-1 Plan and the Distribution Agreement is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not “interested persons” of the Pear Tree Funds and have no direct or indirect financial interest in the operation of the plan or related agreements (“Qualified Trustees”), cast in person at a meeting called for the purpose. The 12b-1 Plan may be terminated as to a Pear Tree Fund by the vote of a majority of the Qualified Trustees, or by the vote of a majority of the outstanding voting securities of the Pear Tree Fund. All material amendments to the 12b-1 Plan as they relate to a Pear Tree Fund must be approved by the Qualified Trustees and any amendment to increase materially the amount to be spent pursuant to the 12b-1 Plan must be approved by the vote of a majority of the outstanding voting securities of the Pear Tree Fund. The Trustees review quarterly a written report of the amounts so expended and the purposes for which such expenditures were made. The 12b-1 Plans also terminate automatically upon assignment.

Marketing and Intermediary Support Payments/Revenue Sharing Arrangements.

In addition to payments made by the Pear Tree Funds to the Distributor under the 12b-1 Plan, to support distribution and servicing efforts, the Manager may make payments to certain intermediaries or their affiliates, including the Distributor out of its own assets and not the Pear Tree Funds’ assets.

In this regard, the Manager currently pays the Distributor a monthly fee at the annual rate of up to (a) 0.30 percent of the average net asset value of Institutional Shares and R6 Shares of the Pear Tree Funds held by shareholder accounts for which certain employee sales agents of the Distributor are named as broker-of-record, and (b) 0.25 percent of the average net asset value of Ordinary Shares of the Pear Tree Funds held by shareholder accounts for which certain employee sales agents of the Distributor are named as broker-of-record. In addition, the Manager may pay, as needed, additional amounts to support distribution and servicing efforts.

The Manager also maintains the discretion to pay fees out of its own assets to unaffiliated brokers in excess of the amount paid out to such brokers by the Distributor pursuant to the 12b-1 Plan as a condition of such unaffiliated brokers agreeing to sell shares of the Pear Tree Funds. In this regard, the Manager has established arrangements for the Pear Tree Funds to be included on platforms or “supermarkets” sponsored by a number of unaffiliated brokers. Participation in these systems generally involves fixed set-up fees and ongoing fees based upon the higher of either a percentage of assets (up to 0.40 percent under certain current arrangements) in the subject Pear Tree Fund(s) maintained through the platform or a flat fee. Such fees are first paid out of fees received by the Distributor pursuant to the 12b-1 Plan, to the extent applicable to a class of the Pear Tree Funds, and any remainder is paid by the Manager out of its own assets (and not the Pear Tree Funds’ assets).

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The Manager and the Distributor (“Pear Tree Affiliates”) make these payments from their own resources (and not out of the assets of the Pear Tree Funds), which include resources that derive from compensation for providing services to the Pear Tree Funds. Such additional payments are not reflected in and do not change the expenses paid by investors for the purchase of a share of the Pear Tree Funds as set forth in the “Fees and Expenses” table in the Prospectus. These additional payments are described below. The Pear Tree Funds, the Manager and the Sub-Advisers do not consider an intermediary’s sales of Pear Tree Fund shares as a factor when choosing brokers or dealers to effect portfolio transactions for the Pear Tree Funds.

No dealer compensation is paid from fund assets on sales of R6 Shares. R6 Shares do not carry sales commissions, pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in the Distributor’s efforts to promote the sale of Pear Tree Fund shares. Neither the Manager nor its affiliates make any type of administrative or service payments in connection with investments in R6 Shares.

A financial intermediary’s receipt of additional compensation may create conflicts of interest between the financial intermediary and its clients. Each type of payment discussed below may provide your financial intermediary with an economic incentive to actively promote the Pear Tree Funds over other mutual funds or cooperate with the Distributor’s promotional efforts. The receipt of additional compensation for Pear Tree Affiliates may be an important consideration in a financial intermediary’s willingness to support the sale of Pear Tree Fund shares through the financial intermediary’s distribution system. Pear Tree Affiliates are motivated to make the payments described above since they promote the sale of Fund shares and the retention of those investments by clients of financial intermediaries. In certain cases, these payments could be significant to the financial intermediary. The financial intermediary may charge additional fees or commissions other than those disclosed in the Prospectus. Financial intermediaries may categorize and disclose these arrangements differently than Pear Tree Affiliates do. To the extent financial intermediaries sell more shares of the Pear Tree Funds or retain shares of the Pear Tree Funds in their clients’ accounts, Pear Tree Affiliates benefit from the incremental management and other fees paid to Pear Tree Affiliates by the Pear Tree Funds with respect to those assets.

Administrative and Processing Support Payments.

Pear Tree Affiliates also may make payments to certain financial intermediaries that sell Pear Tree Fund shares for certain administrative services, including record keeping and sub-accounting shareholder accounts, to the extent that the Pear Tree Funds do not pay for these costs directly. Pear Tree Affiliates also may make payments to certain financial intermediaries that sell Fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that Pear Tree Affiliates may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial intermediary’s mutual fund trading system.

The same financial intermediary may receive payments under more than one arrangement described herein. Many financial intermediaries that sell shares of the Pear Tree Fund receive one or more types of these payments. A Pear Tree Affiliate negotiates these arrangements individually with financial intermediaries and the amount of payments and the specific arrangements may differ significantly.

As of January 1, 2027, the Manager anticipates that the following financial intermediaries or their affiliates may receive revenue sharing payments as described in the Prospectus and this SAI:

Ameriprise Financial

Ascensus/EFC Financial Services

Benefit Plans Administrative Services

BMO Harris Bank

BNY Mellon

Charles Schwab & Co.,

Edward Jones, Inc.

Empower Financial Services, Inc.

Fidelity Institutional Operations Co

Goldman, Sachs & Co

John Hancock

J.P. Morgan

LPL Financial LLC

Merrill Lynch

Mid Atlantic Clearing & Settlement Corporation

Morgan Stanley Smith Barney

MSCS Financial Services

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National Financial Services LLC

Nationwide Financial Services

Pershing LLC

Principal Life Insurance

Raymond James Assoc.

Reliance Trust Company

T Rowe Price

SEI Private Trust

UBS Financial Services

U.S. Bank N.A.

Vanguard Brokerage Services

Vanguard Retirement Services

Voya Retirement Insurance and Annuity Company

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Please contact your financial intermediary for details about any payment it receives from Pear Tree Affiliates or the Pear Tree Funds, as well as about fees and/or commissions it charges.

OTHER SERVICE PROVIDERS TO THE PEAR TREE FUNDS

Custodian

UMB Bank n.a. (the “Custodian”) is the custodian of the Pear Tree Funds’ securities and cash. The Custodian is not affiliated with the Manager. The Custodian’s responsibilities include safekeeping and controlling the Pear Tree Funds’ cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Pear Tree Funds’ investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of each class of shares of each Pear Tree Fund. The Custodian does not determine the investment policies of any Pear Tree Fund or decide which securities a Pear Tree Fund will buy or sell. The Pear Tree Funds may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. Custodial services are performed at the Custodian’s office at 928 Grand Boulevard, 5th Floor, Kansas City, Missouri 64106.

Co-Administrators

Pear Tree Advisors, Inc. (the “PT CO-Administrator”) serves as a co-administrator to the Pear Tree Funds and provides certain administrative services to the Pear Tree Funds under an Administration Agreement. Pursuant to the Administration Agreement, each Pear Tree Fund shall pay to the PT CO-Administrator an annual fee of 0.03% of net assets for which the manager acts as a co-administrator. For the fiscal year ended March 31, 2026, the PT CO-Administrator has received fees in the amount of $802,001. Fund administration services are performed at the PO CO-Administrator’s offices at 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773.

UMB Fund Services, Inc. (the “UMB CO-Administrator”) also serves as a co-administrator to the Pear Tree Funds and provides certain other administrative services to the Pear Tree Funds pursuant to an agreement. The UMB CO-Administrator is not affiliated with the Manager. Fund administration services are performed at the UMB CO-Administrator’s offices at 235 West Galena Street, Milwaukee, Wisconsin 53212.

Transfer Agent

Pear Tree Institutional Services (“Transfer Agent”), a division of the Manager, is the transfer agent and dividend disbursing agent for each Pear Tree Fund. Account balances and other shareholder inquiries can be directed to the Transfer Agent at 800-326-2151. The Transfer Agent receives a base fee of 0.16 percent of average total net asset value of each class of shares of each Pear Tree Fund, other than R6 Shares. With respect to R6 Shares, the Transfer Agent receives a base fee of 0.01 percent of average total net asset value of a Pear Tree Fund attributable to R6 Shares. The Transfer Agent is also reimbursed for out-of-pocket expenses and for other services approved by the Trustees.

All mutual fund transfer, dividend disbursing, and shareholder services activities are performed at the offices of the Transfer Agent, 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773. In certain instances, other intermediaries may perform some or all of the transaction processing, recordkeeping or shareholder services which would otherwise be provided by Transfer Agent. The Transfer Agent or its affiliates may make payments, out of their own assets, to intermediaries, including those that sell shares of each Pear Tree Fund, for transaction processing, recordkeeping or shareholder services (up to 0.25 percent under certain current arrangements).

For example, Pear Tree Fund shares may be owned by certain intermediaries for the benefit of their customers. Because the Transfer Agent often does not maintain Pear Tree Fund accounts for shareholders in those instances, some or all of the recordkeeping services for these accounts may be performed by intermediaries. In addition, retirement plans may hold Fund shares in the name of the plan, rather than in the name of the participant. Plan record keepers, who may have affiliated financial intermediaries who sell shares of the Pear Tree Funds, may, at the discretion of a retirement plan’s named fiduciary or administrator, be paid for providing services that would otherwise have been performed by the Transfer Agent or an affiliate. Payments may also be made to plan trustees to defray plan expenses or otherwise for the benefit of plan participants and beneficiaries. For certain types of tax-exempt plans, payments may be made to a plan custodian or other entity which holds plan assets. Payments may also be made to offset charges for certain services such as plan participant communications, provided by the Transfer Agent or an affiliate or by an unaffiliated third party.

Further, subject to the approval of the Trustees, the Transfer Agent or the Pear Tree Funds may from time to time appoint a sub-transfer agent for the receipt of purchase and sale orders and funds from certain investors.

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Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP, is the independent registered public accounting firm for each Pear Tree Fund. The independent registered public accounting firm conducts an annual audit of the Pear Tree Funds’ financial statements, assists in the preparation of federal and state income tax returns and consults with the Pear Tree Funds as to matters of accounting and federal and state income taxation.

The Pear Tree Funds’ financial statements for the fiscal year ended March 31, 2026, and report of the independent registered public accounting firm in the Pear Tree Funds’ Annual Report are incorporated herein by reference.

Counsel to the Independent Trustees and the Funds

Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109, serves as counsel to Pear Tree Funds and the Independent Trustees.

PORTFOLIO TRANSACTIONS

Investment Decisions

Investment decisions for each Pear Tree Fund are made by the Manager or the Sub-Adviser to such Fund with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also happens that two or more clients simultaneously buy or sell the same security, in which event each day’s transactions in such security are, insofar as possible, allocated between such clients in a manner designed to be equitable to each, taking into account among other things the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Brokerage and Research Services

Transactions on stock exchanges and other agency transactions involve the payment by a Pear Tree Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by a Pear Tree Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

All orders for the purchase and sale of portfolio securities for each Pear Tree Fund are placed, and securities for the Pear Tree Fund bought and sold, through a number of brokers and dealers. In so doing, the Manager or Sub-Adviser for the Pear Tree Fund uses its best efforts to obtain for the Pear Tree Fund the most favorable price and execution available, except to the extent that it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Manager or Sub-Adviser, having in mind the Pear Tree Fund’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

It has for many years been common practice in the investment advisory business for sub-advisers of investment companies and other institutional investors to receive research, statistical and quotation services from broker-dealers which execute portfolio transactions for the clients of such sub-advisers. Consistent with this practice, each Sub-Adviser and the Manager may receive research, statistical and quotation services from certain broker-dealers with which the Manager or Sub-Adviser place Pear Tree Fund’s portfolio transactions. These services, which in some instances may also be purchased for cash, include such matters as general economic and securities market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to a Sub-Adviser or the Manager in advising various of their clients (including the Pear Tree Fund), although not all of these services are necessarily useful and of value in advising the Pear Tree Fund. The fees paid to the Sub-Adviser by the Manager or paid to the Manager by the Pear Tree Fund are not reduced because the Sub-Advisers or the Manager receive such services.

As permitted by Section 28(e) of the 1934 Act, and by each Advisory Contract, the Manager or Sub-Advisers may cause the Pear Tree Fund to pay a broker-dealer which provides “brokerage and research services” (as defined in that 1940 Act) to the Manager or Sub-Advisers an amount of disclosed commission for effecting a securities transaction for the Pear Tree Funds in excess of the commission which another broker-dealer would have charged for effecting that transaction. The Manager’s or Sub-Advisers’ authority to cause a Pear Tree Fund to pay any such greater commissions is subject to such written policies as the Trustees may adopt from time to time.

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Consistent with the Conduct Rules of FINRA and with the requirements of Rule 12(b)-1(h)(1) of the 1940 Act, and, subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Manager or Sub-Advisers may use broker-dealers who sell shares of the Pear Tree Funds to execute portfolio transactions for the Pear Tree Funds.

Pursuant to conditions set forth in rules of the SEC, the Pear Tree Funds may purchase securities from an underwriting syndicate of which U.S. Boston Capital Corporation is a member (but not from U. S. Boston Capital Corporation itself). The conditions relate to the price and amount of the securities purchased, the commission or spread paid, and the quality of the issuer. The rules further require that such purchases take place in accordance with procedures adopted and reviewed periodically by the Trustees, particularly those Trustees who are not “interested persons” of the Pear Tree Fund.

Brokerage commissions paid by the Pear Tree Funds on portfolio transactions for the three most recently ended fiscal year ended March 31 as follows:

	2024*	2025*	2026
Pear Tree Polaris Small Cap Fund	$22,919	$15,536	$39,538
Pear Tree Colrain Focused Value Fund	$74,227	$81,376	$113,386
Pear Tree Essex Environmental Opportunities Fund	$123,971	$78,308	$63,211
Pear Tree Polaris Foreign Value Fund	$1,354,217	$1,590,632	$1,789,203
Pear Tree Polaris Foreign Value Small Cap Fund	$417,596	$378,488	$475,925
Pear Tree Polaris International Opportunities Fund	$72,635	$56,325	$47,054

*	Brokerage commissions paid by Pear Tree Axiom Emerging Markets World Equity Fund for the fiscal year ended March 31, 2024 was: $92,008. Pear Tree Axiom Emerging Markets World Equity Fund did not offer shares in fiscal years 2025 and 2026.

None of such commissions was paid to a broker who was an affiliated person of the Pear Tree Funds or an affiliated person of such a person or, to the knowledge of the Pear Tree Funds, to a broker an affiliated person of which was an affiliated person of the Pear Tree Funds, the Manager or any Sub-Adviser.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trustees have adopted, on behalf of the Pear Tree Funds, policies and procedures relating to disclosure of the Pear Tree Funds’ portfolio securities. These policies and procedures are designed to protect the confidentiality of each Pear Tree Fund’s portfolio holdings and to prevent the selective disclosure of such information by providing a framework for disclosing information regarding portfolio holdings, portfolio composition or other portfolio characteristics consistent with applicable regulations of the federal securities laws and general principles of fiduciary duty relating to fund shareholders.

Confidential Dissemination to Outside Parties

●	The Manager or a Sub-Adviser (which includes its divisions performing transfer agency and fund administration services for the Funds) may disclose the Pear Tree Funds’ portfolio holdings information to unaffiliated parties prior to the time such information has been disclosed to the public through a filing with the SEC only if an Authorized Person (as defined below) determines that:

○	there is a legitimate business purpose for the disclosure; and

○	the recipient is subject to a confidentiality agreement or a duty not to trade on or disclose the nonpublic information.

●	A legitimate business purpose includes disseminating or providing access to portfolio information to:

○	the Trust’s service providers (e.g., custodian, counsel, independent auditors) in order for the service providers to fulfill their contractual duties to the Trust;

○	a newly hired sub-adviser prior to the sub-adviser commencing its duties;

○	the sub-adviser of a Pear Tree Fund that will be the surviving Pear Tree Fund in a merger; and

○	firms that provide pricing services, proxy voting services and research and trading services.

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●	The confidentiality agreement must contain the following provisions:

○	The Pear Tree Fund’s portfolio information is the confidential property of the Pear Tree Fund and may not be used for any purpose except in connection with the provision of services to the Pear Tree Fund;

○	The information may not be traded upon; and

○	The recipient agrees to limit access to the information to its employees and agents who shall be subject to a duty to keep and treat such information as confidential.

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Currently, arrangements are in place to make available portfolio holdings information to the following Service Providers.

Name of Entity	Type of Service	Frequency	Lag Time
UMB Bank, n.a.	Custodian, Pricing Agent	Daily	None
UMB Fund Services LLC	Fund Administrator	Daily	None
Tait, Weller & Baker LLP	Audit	As needed	None
Sullivan & Worcester LLP	Legal	As needed	None
ISS Governance	Proxy Voting	Daily	None
Advent	Portfolio Reconciliation	Daily	None
Electra	Portfolio Reconciliation	Daily	None
Omgeo Tradesuite System	Portfolio Reconciliation	Daily	None
AbelNoser	Liquidity Management	Daily	None

●	The information that may be disseminated to such outside parties is limited to information that the Sub-Adviser believes is reasonably necessary in connection with the services to be provided by the recipient.

●	Non-public portfolio information may not be disseminated for compensation or other consideration.

●	Any of the Trust’s Chief Compliance Officer, principal executive or principal accounting officer, or person designated by such officers, (each, an “Authorized Person”) is authorized to disseminate nonpublic portfolio information, but only in accordance with these procedures

●	Any exceptions to these procedures may be made only if approved by the Trust’s Chief Compliance Officer as in the best interests of the Trust, and only if such exceptions are reported to the Trustees at its next regularly scheduled meeting.

Dissemination within the Manager and Sub-Advisers

●	Dissemination of nonpublic portfolio information to employees of the Manager and Sub-Advisers shall be limited to those persons:

○	who are subject to a duty to keep such information confidential; and

○	who need to receive the information as part of their duties.

Dissemination to Shareholders

●	As a general matter, the Trust disseminates portfolio holdings to shareholders only in the Annual or Semiannual Reports or in other formats that are generally available on a contemporaneous basis to all such shareholders or the general public.

Shareholder Reports. The Trust publicly discloses their portfolio holdings twice a year in the annual and semi-annual report to shareholders. These reports must be mailed within 60 days after the end of the reporting period. Copies of these reports are filed with the SEC on Form N-CSR.

Form N-Port (formerly Form N-Q). The Trust is required to file for each Pear Tree Fund its complete portfolio holdings as an exhibit to Form N-Port as of the close of the first and third quarters of each year. The reports must be filed with the SEC not later than 60 days after the close of the quarter. Copies of the Trust’s Form N-Port are available on the SEC’s website at www.sec.gov.

On the Trust’s website www.peartreefunds.com. Pear Tree Funds’ full securities holdings are generally posted monthly, but at least quarterly, approximately 7 business days after month or quarter end.

Disclosures Required by Law

No provision of these procedures is intended to restrict or prevent the disclosure of portfolio holding information that may be required by applicable law or which are requested by governmental authorities.

Periodic Review

Compliance with the Trust’s portfolio holdings disclosure policy is subject to periodic review by the Trustees, including a review of any exceptions permitted under the policy.

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SHARES OF THE TRUST

Pear Tree Fund Shares, Generally

The Trust has an unlimited authorized number of shares of beneficial interest that may, without shareholder approval, be divided into an unlimited number of series of such shares and an unlimited number of classes of shares of any such series. Shares are presently divided into six series of shares, each comprised of three classes of shares: Ordinary Shares, Institutional Shares, and R6 Shares. There are no rights of conversion between shares of different Pear Tree Funds granted by the Third Amended and Restated Agreement and Declaration of Trust, but holders of shares of a class of a Pear Tree Fund may exchange all or a portion of their shares for shares of a like class in another Pear Tree Fund (subject to their respective minimums). No exchanges are permitted from one class of shares to different class of shares.

These shares are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote, including the election of Trustees. Shares vote by individual Pear Tree Fund (or class thereof under certain circumstances) on all matters except that (i) when the 1940 so requires, shares shall be voted in the aggregate and not by individual Pear Tree Fund and (ii) when the Trustees of the Trust have determined that a matter affects only the interest of one or more the Pear Tree Funds, then only holders of shares of such Pear Tree Fund shall be entitled to vote thereon.

There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares of each Pear Tree Fund and filed with the Pear Tree Fund or by a vote of the holders of two-thirds of the outstanding shares of each Pear Tree Fund at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10 percent of the outstanding shares. Upon written request by ten or more shareholders, who have been such for at least six months and who hold, in the aggregate, shares having a net asset value of at least $25,000, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Pear Tree Funds have undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

Shares are freely transferable, are entitled to dividends as declared by the Trustees, and in liquidation of the Pear Tree Fund or Trust are entitled to receive the net assets of their Pear Tree Fund, but not of the other Pear Tree Funds. Shareholders have no pre-emptive rights. The Pear Tree Funds’ fiscal year ends on the last day of March.

Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Pear Tree Funds. However, the Third Amended and Restated Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Pear Tree Funds and requires notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Pear Tree Funds or the Trustees. The Third Amended and Restated Agreement and Declaration of Trust provides for indemnification out of a Pear Tree Fund’s property for all loss and expense of any shareholder of that Pear Tree Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Pear Tree Fund of which he was a shareholder would be unable to meet its obligations.

Code of Ethics

The Trust, the Manager, the Sub-Advisers and the Distributor each have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit employees to invest in securities for their own accounts, including securities that may be purchased or held by the Pear Tree Funds. The Codes of Ethics are on public file with, and are available from, the Commission.

How to Invest

The procedures for purchasing shares of the Pear Tree Fund are summarized in the Prospectus under the caption HOW TO PURCHASE.

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Pear Tree Funds have authorized one or more brokers to receive purchase and redemption orders on their behalf. Authorized brokers may designate other intermediaries to receive purchase and redemption orders on the Pear Tree Funds’ behalf. A Pear Tree Fund will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker’s authorized designee, receives the purchase or redemption order. Purchase and redemption orders will be priced at the net asset value per share of the Pear Tree Fund next computed for the appropriate class of shares next computed after the purchase or redemption order is received in good order by an authorized broker or the broker’s authorized designee and accepted by the Pear Tree Fund.

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Exchange of Securities for Shares of the Pear Tree Funds.

Applications to exchange common stocks for Pear Tree Fund shares must be accompanied by stock certificates (if any) and stock powers with signatures guaranteed by domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies or savings associations. Securities accepted by a Pear Tree Fund will be valued as set forth under CALCULATION OF NET ASSET VALUE in the Prospectus as of the time of the next determination of net asset value after such acceptance. Shares of a Pear Tree Fund are issued at net asset value determined as of the same time. All dividends, subscription, or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Pear Tree Funds and must be delivered to the Pear Tree Funds by the investor upon receipt from the issuer. A gain or loss for Federal income tax purposes would be realized by the investor upon the exchange depending upon the cost of the securities tendered.

Open Account System.

Under the Pear Tree Funds’ Open Account System all shares purchased are credited directly to your account in the designated Pear Tree Fund at the time of purchase. All shares remain on deposit with the Transfer Agent. No certificates are issued.

The following services are currently offered by the Open Account System:

(1)	You may make additional investments in a Pear Tree Fund by sending a check in U.S. dollars (made payable to “Pear Tree Funds”) to the Pear Tree Funds, by wire, or by online ACH transactions, as described under HOW TO PURCHASE in the Prospectus.

(2)	You may select one of the following distribution options which best fits your needs.

●	REINVESTMENT PLAN OPTION: Income dividends and capital gain distributions paid in additional shares at net asset value.

●	INCOME OPTION: Income dividends paid in cash, capital gain distributions paid in additional shares at net asset value.

●	CASH OPTION: Income dividends and capital gain distributions paid in cash.

You should indicate the Option you prefer, as well as the other registration details of your account, on the Account Application. The Reinvestment Plan Option will automatically be assigned unless you select a different option. Dividends and distributions paid on a class of shares of a Pear Tree Fund will be paid in shares of such class taken at the per share net asset value of such class determined at the close of business on the ex-date of the dividend or distribution or, at your election, in cash.

(1)	You will receive a confirm setting forth the most recent transactions in your account after each transaction which affects your share balance.

The cost of services rendered under the Open Account System to the holders of a particular class of shares of a Pear Tree Fund are borne by that class as an expense of all shareholders of that class. However, in order to cover additional administrative costs, any shareholder requesting a historical transcript of his account will be charged a fee based upon the number of years researched. There is a minimum fee of $5. The right is reserved on 60 days’ written notice to make charges to individual investors to cover other administrative costs of the Open Account System.

Tax Deferred Retirement Plans.

Accounts Offered by Pear Tree Funds. The Pear Tree Funds offer tax-deferred accounts, for which UMB Bank, n.a. acts as custodian, including:

●	Traditional Individual Retirement Accounts (IRAs);

●	Roth IRAs;

●	Simplified Employee Pension plans (SEP-IRAs and SEP-Roth IRAs).

Agreements to establish these kinds of accounts and additional information about them, including information about fees and charges, are available from the Distributor. There are many detailed rules, including provisions of tax law, governing each of these kinds of accounts. Investors considering participation in any of these plans should consult with their attorneys or tax advisers with respect to the establishment and maintenance of any of these plans. The following is some very general information about them.

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Contributions to a traditional IRA will generally be deductible if the individual for whom the account is established is not an active participant in an employer-sponsored plan; contributions may be deductible in whole or in part if the individual is such a participant, depending on the individual’s income. Distributions from traditional IRAs are generally taxable as ordinary income. Contributions to a Roth IRA are generally not deductible. However, withdrawals generally may not be taxable if certain requirements are met. In either case, capital gains and income earned on Pear Tree Fund shares held in an IRA are generally not taxable as long as they are held in the IRA.

Other Retirement Plans. Pear Tree Fund shares also may be made available as an investment under other tax-favored retirement plans, such as qualified pension plans and qualified profit-sharing plans, including 401(k) plans.

How to Exchange

The procedures for exchanging shares of one Pear Tree Fund for those of another Pear Tree Fund are also described in the Prospectus under HOW TO EXCHANGE.

An exchange involves a redemption of all or a portion of shares of one class of a Pear Tree Fund and the investment of the redemption proceeds in shares of a like class in another Pear Tree Fund. The redemption will be made at the per share net asset value of the particular class of shares of a Pear Tree Fund being redeemed which is next determined after the exchange request is received in proper order.

The shares of the particular class of shares of a Pear Tree Fund being acquired will be purchased when the proceeds from the redemption become available, normally on the day of the exchange request, at the per share net asset value of such class next determined after acceptance of the purchase order by the Pear Tree Fund being acquired in accordance with the customary policy of that Pear Tree Fund for accepting investments.

The exchange of shares of one class of a Pear Tree Fund for shares of a like class of another Pear Tree Fund will constitute a sale for federal income tax purposes on which the investor will realize a capital gain or loss.

The exchange privilege may be modified or terminated at any time, and the Pear Tree Funds may discontinue offering shares of any Pear Tree Fund or any class of any Pear Tree Fund generally or in any particular State without notice to shareholders.

How To Redeem

The procedures for redeeming shares of the Pear Tree Fund are described in the Prospectus under “How to Redeem,” below

Proceeds will normally be forwarded on the first day on which the New York Stock Exchange is open after a redemption request is received and in good order and processed; however, the Pear Tree Funds reserve the right to take up to seven days to make payment. This amount may be more or less than the shareholder’s investment and thus may involve a capital gain or loss for tax purposes. If the shares to be redeemed represent an investment made by check or through the automatic investment plan, the Pear Tree Funds reserve the right not to honor the redemption request until the check or monies have been collected.

The Pear Tree Funds will normally redeem shares for cash, however, the Pear Tree Funds reserve the right to pay the redemption price wholly or partially in kind if the Trustees determine it to be advisable and in the interest of the remaining shareholders of a Pear Tree Fund. The redemptions in kind will be selected by the Manager or Sub-Adviser in light of the Pear Tree Fund’s objective and will not generally represent a pro rata distribution of each security held in the Pear Tree Fund’s portfolio. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Pear Tree Funds shall redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1 percent of the total net asset value of the Pear Tree Fund at the beginning of such period. A redemption constitutes a sale of shares for federal income tax purposes on which the investor may realize a long- or short-term capital gain or loss. See also “Taxation,” below.

Shareholders are entitled to redeem all, or any portion of the shares credited to their accounts by submitting a written request for redemption to the Pear Tree Funds. Shareholders who redeem more than $100,000, or request that the redemption proceeds be paid to someone other than the shareholders of record or sent to an address other than the address of record, must have their signature(s) guaranteed by domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies or savings associations. If the shareholder is a corporation, partnership, agent, fiduciary or surviving joint owner, the Pear Tree Funds may require additional documentation of a customary nature. Shareholders who have authorized the Pear Tree Funds to accept telephone instructions may redeem shares credited to their accounts by telephone. Once made, a telephone request may not be modified or canceled.

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The Pear Tree Funds and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Pear Tree Funds and the Transfer Agent fail to do so, they may be liable for any losses due to unauthorized or fraudulent transactions. The Pear Tree Funds provide written confirmation of all transactions effected by telephone and will only mail the proceeds of telephone redemptions to the redeeming shareholder’s address of record.

The Transfer Agent will assess a fee for overnight delivery or to wire the proceeds of a redemption. Such fee will be subtracted from the net redemption amount.

Excessive Trading

The Pear Tree Funds intend to deter market timing activities and do not have any agreements to permit any person to market time in the Pear Tree Funds. See “Excessive Trading” in the Prospectus for more information on the Pear Tree Funds’ policies.

Calculation of Net Asset Value

Portfolio securities are valued each business day at the last reported sale price up to the close of the New York Stock Exchange (ordinarily 4:00 p.m., Eastern time). Where applicable and appropriate, portfolio securities will be valued using the NASDAQ Official Closing Price. If there is no such reported sale, the securities generally are valued at the mean between the last reported bid and asked prices. For certain securities, where no such sales have been reported, the Pear Tree Fund may value such securities at the last reported bid price. In the event that there is information suggesting that valuation of such securities based upon bid and/or asked prices may not be accurate, a Pear Tree Fund may value such securities in good faith at fair value in accordance with procedures adopted by the Manager, which may include a determination to value such securities at the last reported sale price. The Board has designated the Manager as the “valuation designee” for the Pear Tree Funds under Rule 2a-5 of the 1940 Act, subject to its oversight.

Securities quoted in foreign currencies are translated into U.S. dollars, based upon the prevailing exchange rate on each business day. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith using procedures adopted by the Manager. The Pear Tree Funds translate prices for their investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Pear Tree Fund’s net asset value. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the Pear Tree Fund’s shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Pear Tree Fund’s foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

The fair value of any restricted securities from time to time held by a Pear Tree Fund is determined by its Sub-Adviser in accordance with procedures adopted by the Manager. The fair value of such securities is generally determined as the amount that the Pear Tree Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Pear Tree Fund in connection with such disposition). In addition, such specific factors are also generally considered as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts’ reports regarding the issuer. Short-term investments that mature in sixty-days (60) or less are valued at amortized cost.

Market quotations are not considered to be readily available for long-term corporate bonds, debentures and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees, which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

For purposes of determining the net asset value per share of each class of a Pear Tree Fund, all assets and liabilities initially expressed in foreign currencies will be valued in U.S. dollars at the mean between the bid and asked prices of such currencies against U.S. dollars.

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Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to 4:00 p.m. Eastern time upon the close of business on the primary exchange for such securities. The values of such securities used in determining the net asset value of the Pear Tree Funds’ shares are computed as of such other times. Foreign currency exchange rates are also generally determined prior to 4:00 p.m. Eastern time. Occasionally, events affecting the value of such securities may occur between such times and 4:00 p.m. Eastern time which will not be reflected in the computation of the Pear Tree Funds’ net asset value. If events materially affecting the value of the Pear Tree Funds’ securities occur during such a period, then these securities will be valued at their fair value as determined in good faith by the Manager in accordance with procedures adopted by the Manager.

Expenses of the Pear Tree Funds directly charged or attributable to any Pear Tree Fund will be paid from the assets of that Pear Tree Fund. 12b-1 Plan expenses will be borne by holders of Ordinary Shares of the Pear Tree Funds in accordance with the 12b-1 Plan. General expenses of the Pear Tree Funds will be allocated among and charged to the assets of the respective Pear Tree Funds on the basis set forth in the 18f-3 Plan, which may be the relative assets of each Pear Tree Fund or Class.

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Price of Shares

Orders received by an investment dealer or authorized designee, the Transfer Agent or a Pear Tree Fun dafter the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the Pear Tree Funds. For more information about how to purchase through your intermediary, contact your intermediary directly.

Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of a Pear Tree Fund, since such prices generally reflect the previous day’s closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4:00 p.m. Eastern time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the New York Stock Exchange closes at 1:00 p.m., a Pear Tree Fund’s share price would still be determined as of 4:00 p.m. Eastern time.

Distributions

Each Pear Tree Fund will be treated as a separate entity for federal income tax purposes (see “Taxation,” below) with its net realized gains or losses being determined separately, and capital loss carryovers determined and applied on a separate Pear Tree Fund basis.

TAXATION

The following discussion summarizes certain U.S. federal income tax considerations generally affecting the Pear Tree Funds and their shareholders. This discussion does not provide a detailed explanation of all tax consequences and cannot address the particular circumstances of any individual shareholder. Accordingly, potential shareholders are advised to consult their personal tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Pear Tree Funds. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations issued thereunder, and judicial and administrative authorities as in effect on the date of this Statement of Additional Information, all of which are subject to change, which change may be retroactive. This summary addresses only the consequences to shareholders that are U.S. persons under the Code and does not apply to shareholders that are subject to special treatment under the Code.

Each Pear Tree Fund has elected, and intends to continue to qualify each year, to be taxed as a regulated investment company (“RIC”) under Subchapter M of the Code. As described below, for so long as a Pear Tree Fund continues to qualify as a RIC, such Fund generally will not be subject to taxation at the Pear Tree Fund level on the net taxable income and the net capital gains that it distributes to its shareholders.

In addition to making an affirmative election to be taxed as a RIC, each Pear Tree Fund must meet the requirements set forth in Code section 851 with respect to its (a) sources of income, (b) diversity of holdings and (c) minimum distributions to its shareholders, each as described below.

A Pear Tree Fund will meet the income test if it derives at least 90 percent of its gross income from the following sources in each taxable year: (i) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (ii) interests in “qualified publicly traded partnerships’’ (as defined in the Code).

The diversity of holdings requirement is met if at the end of each quarter of each taxable year (i) at least 50 percent of the market value of the Pear Tree Fund’s total assets consists of a combination of cash and cash equivalents, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5 percent of the value of the Pear Tree Fund’s total assets and not more than 10 percent of the outstanding voting securities of such issuer and (ii) not more than 25 percent of the market value of the Pear Tree Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (A) any one issuer, (B) any two or more issuers that the Pear Tree Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (C) any one or more ’‘qualified publicly traded partnerships’’ (as defined in the Code).

The minimum distribution requirement is met if the Pear Tree Fund distributes to its shareholders each taxable year at least the sum of (i) 90 percent of the Pear Tree Fund’s investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90 percent of the Pear Tree Fund’s net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions).

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As a RIC, a Pear Tree Fund generally will not be subject to U.S. federal income tax on its net taxable income that it distributes to shareholders. Each Pear Tree Fund intends to distribute to its shareholders, at least annually, substantially all of its net taxable income. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4 percent excise tax unless the Pear Tree Fund distributes at least 98 percent of its ordinary income (not taking into account any capital gains or losses) for the calendar year plus at least 98.2 percent of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year, and any ordinary income and capital gains for previous years that was not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Pear Tree Fund in October, November or December with a record date in such a month and paid by a Pear Tree Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, each Pear Tree Fund intends to make its distributions in accordance with the calendar year distribution requirement.

If, in any taxable year, a Pear Tree Fund fails to qualify as a RIC and be accorded special tax treatment under the Code, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Pear Tree Fund in computing its taxable income. In addition, the Pear Tree Fund’s distributions, to the extent derived from its current or accumulated earnings and profits, would constitute taxable dividends to shareholders. Moreover, the Pear Tree Fund would not be required to make any distributions to its shareholders. If a Pear Tree Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC in any subsequent year. Moreover, if the Pear Tree Fund failed to qualify as a RIC for a period greater than one taxable year, the Pear Tree Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Pear Tree Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

Distributions paid out of a Pear Tree Fund’s net taxable income (excluding net capital gains) will be taxable to a U.S. shareholder as ordinary income, except to the extent that certain distributions of “qualified dividend income” are taxable at reduced rates when received by individuals. Qualified dividend income generally includes dividends received during the taxable year from domestic corporations and qualified foreign corporations. For an individual shareholder to benefit from the lower tax rate on qualified dividends (either 15 percent or 20 percent, depending on income levels), the shareholder must hold shares in the Pear Tree Fund, and the Pear Tree Fund must hold shares in the dividend-paying corporation, at least 61 days before the date on which the shareholder or the Pear Tree Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Pear Tree Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property. If a portion of a Pear Tree Fund’s income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Pear Tree Fund may be eligible for the corporate dividends-received deduction. Distributions of net capital gains, if any, designated as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the Pear Tree Fund’s shares, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the net asset value of a share of the Pear Tree Fund on the reinvestment date. Shareholders will be notified annually as to the U.S. federal tax status of distributions and any tax withheld thereon and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

The taxation of equity options and over-the-counter options on debt securities is governed by Code section 1234. Pursuant to Code section 1234, the premium received by a Pear Tree Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Pear Tree Fund. If a Pear Tree Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Pear Tree Fund is exercised, thereby requiring the Pear Tree Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Pear Tree Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the option. If the option that is purchased by a Pear Tree Fund expires, the resulting loss is a capital loss and is long-term or short-term depending upon the holding period of the option. If the option that is purchased by a Pear Tree Fund is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

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Certain options and futures contracts in which a Pear Tree Fund may invest are “section 1256 contracts.” Gains or losses on section 1256 contracts generally are considered 60 percent long-term and 40 percent short-term capital gains or losses; however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Pear Tree Fund at the end of each taxable year (and, generally, for purposes of the 4 percent excise tax, on October 31 of each year) are “marked-to-market” (that is, treated as sold at fair market value), resulting in unrealized gains or losses being treated as though they were realized.

Generally, the hedging transactions undertaken by the Pear Tree Fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Pear Tree Fund. In addition, losses realized by the Pear Tree Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Pear Tree Fund of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by a Pear Tree Fund which is taxed as ordinary income when distributed to shareholders. Each Pear Tree Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Pear Tree Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions. Because the application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount that may be distributed to shareholders, and that will be taxed to them as ordinary income or long-term capital gain, may be increased or decreased as compared to a Pear Tree Fund that did not engage in such hedging transactions.

Notwithstanding any of the foregoing, a Pear Tree Fund may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if the Pear Tree Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed on or before the 30th day after the close of the taxable year if the Pear Tree Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

Unless certain constructive sale rules (discussed above) apply, a Pear Tree Fund will not realize gain or loss on a short sale of a security until it closes the transaction by delivering the borrowed security to the lender. Pursuant to Code section 1233, all or a portion of any gain arising from a short sale may be treated as short-term capital gain, regardless of the period for which the Pear Tree Fund held the security used to close the short sale. In addition, the Pear Tree Fund’s holding period of any security which is substantially identical to that which is sold short may be reduced or eliminated as a result of the short sale. Certain short sales against the box and other transactions, however, will be treated as a constructive sale of the underlying security held by the Pear Tree Fund, thereby requiring recognition of gain with respect to such securities and may result in long-term gain or loss if the underlying securities have been held for more than twelve months. Similarly, if a Pear Tree Fund enters into a short sale of property that becomes substantially worthless, the Pear Tree Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time a Pear Tree Fund accrues receivables or liabilities denominated in a foreign currency, and the time the Pear Tree Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options, futures and forward contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, may increase or decrease the amount of a Pear Tree Fund’s net taxable income to be distributed to its shareholders as ordinary income.

Upon the sale or other disposition of shares of a Pear Tree Fund, a shareholder may realize a capital gain or loss which may be long-term or short-term, generally depending upon the shareholder’s holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Pear Tree Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

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If a Pear Tree Fund invests in stock of certain foreign companies that are classified as “passive foreign investment companies” (“PFICs”) under the Code, the Pear Tree Fund may be subject to U.S. federal income taxation on a portion of any “excess distribution” with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Pear Tree Fund’s holding period for the stock. The distribution or gain so allocated to any taxable year of the Pear Tree Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Pear Tree Fund at the highest ordinary income tax rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company’s stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Pear Tree Fund’s net taxable income and, accordingly, would not be taxable to the Pear Tree Fund to the extent distributed by the Pear Tree Fund as a dividend to its shareholders. Alternatively, a Pear Tree Fund may elect to mark-to-market its passive foreign investment company stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the stock would be reported as ordinary loss to the extent of any net mark-to-market gains previously included in income. A Pear Tree Fund also may elect, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of the foreign investment company, if the foreign investment company agrees to provide the necessary information.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject each Pear Tree Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Pear Tree Fund that did not invest in PFIC stock. Note that distributions from a PFIC are not eligible for the reduced rate of tax on qualified dividend income.

Income received by a Pear Tree Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

If more than 50 percent of the value of a Pear Tree Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Pear Tree Fund will be eligible and may elect to “pass-through” to the Pear Tree Fund’s shareholders the amount of foreign income and similar taxes paid by the Pear Tree Fund. Pursuant to this election, if made, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign income and similar taxes paid by the Pear Tree Fund, and will be entitled either to deduct his or her pro rata share of foreign income and similar taxes in computing his taxable income or to apply the amount of foreign taxes as a foreign tax credit against his or her U.S. Federal income taxes attributable to such foreign income, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Foreign taxes generally may not be deducted by a shareholder who is an individual in computing the alternative minimum tax.

Generally, a credit for foreign taxes is subject to the limitation that the credit may not exceed the shareholder’s U.S. tax attributable to the shareholder’s total foreign source taxable income. For this purpose, if a Pear Tree Fund makes the election described in the preceding paragraph, the source of the Pear Tree Fund’s income flows through to its shareholders. With respect to the Pear Tree Fund, gains from the sale of securities generally will be treated as derived from U.S. sources and section 988 gains will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, including foreign source passive income received from the Pear Tree Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend paying shares or the shares of a Pear Tree Fund are held by the Pear Tree Fund or the shareholder, as the case may be, for 15 days or less (45 days in the case of preferred shares) during the 31-day period (91-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. In addition, if a Pear Tree Fund fails to satisfy these holding period requirements, it cannot elect under Section 853 to pass through to shareholders the ability to claim a deduction for the related foreign taxes.

The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers to determine the impact of the credit on their personal tax situations.

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A Pear Tree Fund may be required to withhold U.S. federal income tax at the rate of 24 percent of all taxable distributions payable to a shareholder who fails to provide the Pear Tree Fund with his or her correct taxpayer identification number or to make required certifications, or who has been notified by the Internal Revenue Service (the “IRS”) that he or she is subject to backup withholding or who has furnished an incorrect taxpayer identification number to the Pear Tree Fund and the Pear Tree Fund has been notified by the IRS of the error. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Pear Tree Fund shareholders may be subject to state, local and foreign taxes on their Pear Tree Fund distributions. In many states, Pear Tree Fund distributions that are derived from interest on certain U.S. Government obligations are exempt from taxation. The tax consequences to a foreign shareholder of an investment in the Pear Tree Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Pear Tree Fund. U.S. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Pear Tree Fund. Further, the Pear Tree Funds from time-to-time may make certain types of investments whose tax consequences are not addressed in this brief summary.

PROXY VOTING POLICIES

The Trustees have adopted Proxy Voting Policies and Procedures on behalf of the Pear Tree Funds which delegate responsibility for voting proxies to the Manager, subject to the Trustees’ continuing oversight. The Manager in turn has, where applicable, delegated responsibility for voting proxies to the Sub-Advisers that actually manage the assets of the Pear Tree Fund. The Manager and the Sub-Advisers have their own proxy voting policies and procedures, which the Trustees have reviewed. The Manager’s and the Sub-Advisers’ policies and procedures assure that all proxy voting decisions are made in the best interest of the Pear Tree Funds and that the Manager or the Sub-Advisers will act in a prudent and diligent manner for the benefit of the Pear Tree Funds. The Manager’s and the Sub-Advisers’ policies and procedures include specific provisions to determine when a conflict exists between the interests of a Pear Tree Fund and the interests of the Manager or the Sub-Advisers, as the case may be.

Copies of the proxy voting policies and procedures are attached to this SAI as Appendix A. Information on how the Pear Tree Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2026 will be available without charge on the Pear Tree Funds website, upon request by contacting the Pear Tree Funds or via the Securities and Exchange Commission website at www.sec.gov.

FINANCIAL STATEMENTS

Each Pear Tree Fund’s audited financial statements for the fiscal year ended March 31, 2026, including the notes thereto and the report of the independent registered public accounting firm thereon, from the Pear Tree Funds’ Annual Report for the fiscal year ended March 31, 2026 and the Pear Tree Funds’ unaudited financial statements for the period ended September 30, 2026 in the Pear Tree Funds’ Semi-Annual Report for the semi-annual period ended September 30, 2026 are incorporated by reference into this Statement of Additional Information (meaning such documents are legally part of this Statement of Additional Information) and are on file with the Securities and Exchange Commission. The Pear Tree Funds’ Annual and Semi-Annual Reports are available without charge, upon request, by calling the Funds at 1-800-326-2151 or by visiting the Pear Tree Funds’ website at (www.peartreefunds.com/fund-documents/) or on the Securities and Exchange Commission’s website at www.sec.gov.

APPENDIX A

PROXY VOTING POLICIES

1       Proxy Voting Policies of Pear Tree Funds (all Pear Tree Funds)

PEAR TREE FUNDS
PROXY VOTING POLICIES AND PROCEDURES
(Adopted: July 23, 2003, Amended: August 1, 2011)

I.	Pear Tree Funds’ Policy Statement

   Pear Tree Funds is firmly committed to ensuring that proxies relating to Pear Tree Funds’ portfolio securities are voted in the best interests of Pear Tree Funds’ shareholders. The following policies and procedures have been established to implement Pear Tree Funds’ proxy voting program.

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II.	Trust’s Proxy Voting Program

Pear Tree Advisors serves as the investment manager of Pear Tree Funds’ portfolios. Pear Tree Advisors is responsible for the selection and ongoing monitoring of investment sub-advisers (the “Sub-Advisers”) who provide the day-to-day portfolio management for each portfolio. Pear Tree Funds has delegated proxy voting responsibility to Pear Tree Advisors. Because Pear Tree Advisors views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibility with respect to each portfolio to the applicable Sub-Adviser. The primary focus of Pear Tree Funds’ proxy voting program, therefore, is to seek to ensure that the Sub-Advisers have adequate proxy voting policies and procedures in place and to monitor each Sub-Adviser’s proxy voting. These policies and procedures may be amended from time to time based on Pear Tree Funds’ experience as well as changing environments, especially as new and/or differing laws and regulations are promulgated.

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III.	Pear Tree Advisors’ Due Diligence and Compliance Program

   As part of its ongoing due diligence and compliance responsibilities, Pear Tree Advisors will seek to ensure that each Sub-Adviser maintains proxy voting policies and procedures that are reasonably designed to comply with applicable laws and regulations. Pear Tree Advisors will review each Sub-Adviser’s proxy voting policies and procedures (including any proxy voting guidelines) in connection with the initial selection of the Sub-Adviser to manage a portfolio and on at least an annual basis thereafter.

IV.	Sub-Advisers’ Proxy Voting Policies and Procedures

    Each Sub-Adviser will be required to maintain proxy voting policies and procedures that satisfy the following elements:

A.	Written Policies and Procedures: The Sub-Adviser must maintain written proxy voting policies and procedures in accordance with applicable laws and regulations and must provide to Pear Tree Funds and Pear Tree Advisors, upon request, copies of such policies and procedures.

B.	Fiduciary Duty: The Sub-Adviser’s policies and procedures must be reasonably designed to ensure that Sub-Adviser votes client securities in the best interest of its clients.

C.	Conflicts of Interest: The Sub-Adviser’s policies and procedures must include appropriate procedures to identify and resolve as necessary all material proxy-related conflicts of interest between the Sub-Adviser (including its affiliates) and its clients before voting client proxies.

D.	Voting Guidelines: The Sub-Adviser’s policies and procedures must address with reasonable specificity how the Sub-Adviser will vote proxies, or what factors it will take into account, when voting on particular types of matters, e.g., corporate governance proposals, compensation issues and matters involving social or corporate responsibility.

E.	Monitoring Proxy Voting: The Sub-Adviser must have an established system and/or process that is reasonably designed to ensure that proxies are voted on behalf of its clients in a timely and efficient manner.

F.	Record Retention and Inspection: The Sub-Adviser must have an established system for creating and retaining all appropriate documentation relating to its proxy voting activities as required by applicable laws and regulations. The Sub-Adviser must provide to Pear Tree Funds and Pear Tree Advisors such information and records with respect to proxies relating to Pear Tree’s portfolio securities as required by law and as Pear Tree Funds or Pear Tree Advisors may reasonably request.

V.	Disclosure of Pear Tree’s Proxy Voting Policies and Procedures and Voting Record

    Pear Tree Advisors, on behalf of Pear Tree Funds, will take reasonable steps as necessary to seek to ensure that Pear Tree Funds complies with all applicable laws and regulations relating to disclosure of Pear Tree’s proxy voting policies and procedures and its proxy voting record. Pear Tree Advisors (including, at its option, through third-party service providers) will maintain a system that is reasonably designed to ensure that the actual proxy voting record of the Sub-Advisers with respect to Pear Tree Funds’ portfolio securities are collected, processed, filed with the Securities and Exchange Commission and delivered to Pear Tree Funds’ shareholders, as applicable, in a timely and efficient manner and as required by applicable laws and regulations.

VI.	Reports to Pear Tree’s Board of Trustees

    Pear Tree Advisors will periodically (but no less frequently than annually) report to the Board of Trustees with respect to Pear Tree Funds’ implementation of its proxy voting program, including summary information with respect to the proxy voting record of the Sub-Advisers with respect to Pear Tree Funds’ portfolio securities and any other information requested by the Board of Trustees.

2.	Proxy Voting Policies of Pear Tree Advisors, Inc. (all Pear Tree Funds)

PEAR TREE ADVISORS, INC.
PROXY VOTING POLICIES AND PROCEDURES
(1/01/15)

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   Pear Tree Advisors serves as the investment adviser to the series of the Pear Tree Funds (each a “Fund” and together the “Funds”). In that capacity Pear Tree Advisors has adopted these policies and procedures in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”). These policies and procedures are designed to ensure that Pear Tree Advisors administers proxy voting matters in a manner consistent with the best interests of the Funds and in accordance with its fiduciary duties under the Advisers Act and other applicable laws and regulations.

I.	POLICY

    In the typical course of Pear Tree Advisors’ business, voting of proxies of individual securities is delegated to the respective sub-advisers retained to oversee and direct the investments of the Funds. Each sub-adviser has the fiduciary responsibility for voting the proxies in a manner that is in the best interest of the Funds.

    In limited instances, transitional securities may be held in an account and may not be overseen by a sub-adviser. In those cases, it is Pear Tree Advisors’ policy to ensure that the Funds are aware of their right to vote proxies of securities they hold if they so choose. If the Funds choose not to exercise voting authority, those Funds will be deemed to have delegated authority to Pear Tree Advisors to vote such proxies in a manner that is consistent with the Funds’ best interests.

II.	RESPONSIBILITY

    In most cases, voting of proxies is delegated to the respective sub-adviser retained to oversee and direct the investments of the Funds. If the security is held in an account not directly overseen by a sub-adviser, the proxy voting committee of Pear Tree Advisors will be responsible for ensuring that proxies are either forwarded to the Funds or voted in a manner consistent with the best interests of the Funds. There may be times when refraining from voting a proxy is in a Fund’s best interest, such as when the Proxy Committee determines that the cost of voting the proxy exceeds the expected benefit to the Fund.

III.	PROCEDURES

    In the limited instances of voting of proxies not delegated to sub-advisers or forwarded to the Funds as mentioned above, Pear Tree Advisors will (i) obtain and evaluate the proxy information provided by the companies whose shares are being voted; (ii) vote proxies in the best interest of the Funds; and (iii) submit, or arrange for the submission of, the votes to the shareholders meetings in a timely manner.

    Prior to a proxy voting deadline, the Proxy Committee will make a determination as to how to vote each proxy proposal based on his or her analysis of the proposal. In evaluating a proxy proposal, the Proxy Committee may consider information from many sources, including management of the company, shareholder groups and independent proxy research services. When determining how to vote a proxy, the Proxy Committee shall consider only those factors that relate to a Fund’s investment, including how its vote will economically impact and affect the value of a Fund’s investment.

    Proxy votes generally will be cast in favor of proposals that (i) maintain or strengthen the shared interests of shareholders and management; (ii) increase shareholder value; (iii) maintain or increase shareholder influence over the issuer’s board of directors and management; and (iv) maintain or increase the rights of shareholders. Proxy votes generally will be cast against proposals having the opposite effect.

IV.	CONFLICTS OF INTEREST

    Pear Tree Advisors may have a conflict of interest in voting a particular proxy. A conflict of interest could arise, for example, as a result of a business relationship with a company, or a direct or indirect business interest in the matter being voted upon, or as a result of a personal relationship with corporate directors or candidates for directorships. Whether a relationship creates a material conflict of interest will depend upon the facts and circumstances.

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A.	Identifying Conflicts of Interest

   The Proxy Committee will seek to identify Pear Tree Advisors conflicts by relying on publicly available information about a company and its affiliates and information about the company and its affiliates that is generally known by Pear Tree Advisors’ senior management. The Proxy Committee may determine that Pear Tree Advisors has a conflict of interest as a result of the following:

1.	Significant Business Relationships — The Proxy Committee will consider whether the matter involves an issuer or proponent with which Pear Tree Advisors, its members, officers or employees have a significant business relationship. Pear Tree Advisors, its members, officers or employees may have significant business relationships with certain entities, such as other investment advisory firms, vendors, clients and broker-dealers. For this purpose, a “significant business relationship” is one that might create an incentive for Pear Tree Advisors, its members, officers or employees to have a vote cast in favor of the entity soliciting proxies.

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2.	Significant Personal or Family Relationships — The Proxy Committee will consider whether the matter involves an issuer, proponent or individual with which an employee of Pear Tree Advisors who is involved in the proxy voting process may have a significant personal or family relationship. For this purpose, a “significant personal or family relationship” is one that would be reasonably likely to influence how Pear Tree Advisors votes the proxy. Employees of Pear Tree Advisors, including the Proxy Committee, are required to disclose any significant personal or family relationship they may have with the issuer, proponent or individual involved in the matter. If the Proxy Committee has a significant personal or family relationship with an issuer, proponent or individual involved in the matter, he/she will immediately contact Pear Tree Advisors’ Compliance Officer who will determine (i) whether to treat the proxy in question as one involving a material conflict of interest; and (ii) if so, whether the Proxy Committee should recuse him/herself from all further matters regarding the proxy and another individual should be appointed to consider the proposal.

B.	Determining Whether a Conflict is Material

In the event that the Proxy Committee determines that Pear Tree Advisors has a conflict of interest with respect to a proxy proposal, the Proxy Committee shall determine whether the conflict is “material.”. The Proxy Committee may determine on a case-by-case basis that the relationship as it regards a particular proposal involves a material conflict of interest. To make a determination of nonmateriality, the Proxy Committee must conclude that the proposal is not directly related to Pear Tree Advisors’ conflict with the issuer. If the Proxy Committee determines that a conflict is not material, then he or she may vote the proxy in accordance with his or her recommendation.

C.	Voting Proxies Involving a Material Conflict

In the event that the Proxy Committee determines that Pear Tree Advisors has a material conflict of interest with respect to a proxy proposal, prior to voting on the proposal, the Proxy Committee must:

●	fully disclose the nature of the conflict to the Funds and obtain the Funds’ consent as to how Pear Tree Advisors shall vote on the proposal (or otherwise obtain instructions from the Funds as to how the proxy should be voted); OR

●	contact an independent third party to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party (or have the third party vote such proxy); OR

●	vote on the proposal and, in consultation with the Compliance Officer, detail how Pear Tree Advisors’ material conflict did not influence the decision-making process.

The Proxy Committee may address a material conflict of interest by abstaining from voting, provided that he or she has determined that abstaining from voting on the proposal is in the best interests of the Funds.

D.	Documenting Conflicts of Interest

    The Proxy Committee shall document the manner in which proxies involving a material conflict of interest have been voted as well as the basis for any determination that Pear Tree Advisors does not have a material conflict of interest in respect of a particular matter. Such documentation shall be maintained with the records of Pear Tree Advisors.

V.	RECORDKEEPING AND DISCLOSURE

    Pear Tree Advisors maintains the following books and records required by Rule 204-2(c)(2) under the Advisers Act for a period of not less than five years:

●	a copy of these proxy voting policies and procedures, including all amendments hereto;

●	a copy of each proxy statement received regarding Fund securities, provided, however, that Pear Tree Advisors may rely on the proxy statement filed on EDGAR as its record;

●	a record of each vote Pear Tree Advisors casts on behalf of the Funds;

●	a copy of any document created by Pear Tree Advisors that was material its making a decision on how to vote proxies on behalf of the Funds or that memorializes the basis for that decision;

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●	a copy of any written response by Pear Tree Advisors to any Fund request for information on how Pear Tree Advisors voted proxies on behalf of the requesting Fund.

    Pear Tree Advisors will describe in Part II of its Form ADV (or other brochure fulfilling the requirement of Advisers Act Rule 204-3) its proxy voting policies and procedures and advise the Funds how they may obtain information about how Pear Tree Advisors voted their securities. Information about how the Funds securities were voted or a copy of Pear Tree Advisors’ proxy voting policies and procedures free of charge by written request addressed to Pear Tree Advisors.

3.	Proxy Voting Policies of Colrain capital LLC (Focused Value Fund)

    Purpose. Colrain Capital LLC (“Colrain”) has adopted these Proxy Voting Policies and Procedures (“Policies”) to seek to ensure that it exercises voting authority on behalf of Colrain clients in a manner consistent with the best interests of each client and its agreement with the client.

Colrain Capital LLC (“Colrain”), as a fiduciary to its clients, has responsibility for voting proxies for portfolio securities in a manner consistent with the best economic interests of the applicable client. Colrain maintains written policies and procedures for the handling, research, voting, conflict identification, disclosure and recordkeeping of proxy-voting activities.

Colrain has engaged Institutional Shareholder Services (“ISS”) as its independent third-party proxy-voting service provider. Colrain subscribes to the ISS policy for proxy voting and generally votes proxies in accordance with ISS voting recommendations. Colrain retains the right to override an ISS recommendation when Colrain believes that doing so is in the best interests of a client.

For Focused Value Fund, Colrain will vote proxies pursuant to these policies unless the Trustees or Manager expressly direct otherwise. Colrain will provide the Manager with records of votes cast for Focused Value Fund as necessary for the Trust to prepare and file its Form N-PX and related proxy-voting disclosures.

Voting Procedures. Colrain’s portfolio accounting system sends a weekly file to ISS containing client accounts and holdings for which ISS votes proxies. Investment Operations verifies the data transmitted to ISS. Each week, Investment Operations reviews the list of proxy votes to determine whether ISS has recommended voting against company management.

Any vote for which ISS recommends voting against company-management recommendations is provided to the appropriate Colrain investment professional for review. If no further action or direction is provided, Colrain votes in accordance with the ISS recommendation. All other proxy votes are cast in accordance with ISS proxy-voting policies.

Conflicts of Interest. If Colrain identifies a potential conflict of interest in voting a particular proxy, the Investment Team must notify the Compliance Department before the proxy is voted. The Compliance Department will document the basis for the voting decision. Colrain may use the recommendations of ISS to resolve or mitigate the conflict. If appropriate under the circumstances, Colrain may disclose the conflict to the Manager and obtain voting instructions.

If a material conflict of interest exists between Colrain and Focused Value Fund, Colrain will disclose the conflict to the Manager and vote in accordance with the Manager’s or Trustees’ instructions, as applicable. Colrain may abstain from voting a proxy if, based on factors such as the expense or difficulty of exercising the vote, Colrain determines that abstention is in the best interests of the applicable client.

Client Requests and Recordkeeping. All requests for information concerning proxy voting or these policies received by any Colrain employee must be forwarded to Colrain’s President or Chief Compliance Officer. In response to an applicable request, Colrain will provide written information concerning the issuer, the proposal and how the proxy was voted.

Investment Operations and Compliance will maintain, for at least five years: (i) current and prior versions of these policies and any amendments; (ii) ISS voting guidelines; (iii) copies of proxy statements received or reliance on EDGAR copies; (iv) records of proxy votes cast; (v) documents material to a decision to override ISS recommendations; (vi) client requests for proxy-voting information and written responses; and (vii) periodic testing records.

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4.  Proxy Voting Policies of CCM Partners, LP, d/b/a Shelton Capital Management (Environmental Opportunities Fund)

PROXY VOTING POLICIES AND PROCEDURES

Shelton Capital Management (the “Adviser”) acts as discretionary investment adviser for various clients, including investment companies registered under the Investment Company Act of 1940, as amended, and clients governed by the Employee Retirement Income Security Act of 1974 (“ERISA”). The Adviser’s authority to vote proxies or act on other shareholder actions is established under the delegation of discretionary authority under its investment advisory contracts.

The Adviser does not normally vote proxies for its separately managed accounts. The Adviser will vote proxies or act on other shareholder actions received in sufficient time before the applicable deadline as part of its discretionary authority over the assets of registered investment-company clients, including Environmental Opportunities Fund, in accordance with these policies and procedures. Corporate actions may include tender offers or exchanges, bankruptcy proceedings and class actions.

When voting proxies or acting on corporate actions, the Adviser’s foremost concern is that decisions are made solely in the best interests of its clients and, for ERISA accounts, plan participants and beneficiaries. The Adviser will act prudently and diligently and intends to enhance the economic value of client-account assets.

Use of Proxy-Voting Service Provider. The Adviser has entered into a proxy-voting agreement with a third-party service provider and has adopted the service provider’s voting guidelines for domestic and international securities. The proxy-voting service provider votes proxies in accordance with those guidelines, as adopted by the Adviser.

The Administrator is responsible for ensuring that proxies received by the proxy-voting service provider on behalf of the Adviser are voted timely and consistently across all portfolios. The Compliance Officer or designee is responsible for ensuring that corporate actions received by the Adviser are addressed timely and consistently across all portfolios. The compliance function reviews the Administrator’s proxy-voting control activities at least monthly.

Proxy-Voting Conflicts of Interest. Where a proxy proposal raises a material conflict of interest between the Adviser’s interests and those of one or more clients, including Environmental Opportunities Fund, the Adviser will resolve the conflict as follows.

Vote in accordance with the guidelines established. To the extent that the Adviser has little or no discretion to deviate from the established proxy-voting guidelines with respect to a proposal, the Adviser will vote in accordance with the predetermined guidelines.

Obtain client consent. To the extent that the Adviser has discretion to deviate from the guidelines, the Adviser will disclose the conflict to the relevant client and obtain consent to the proposed vote before voting the securities. The disclosure will include sufficient detail regarding the proposal and the nature of the conflict for the client to make an informed decision. If the client does not respond or denies consent, the Adviser will abstain from voting the securities held by that client’s account.

Limitations on Voting. In certain circumstances, where the Adviser has determined that it is in a client’s best interest, the Adviser will not vote proxies received. These circumstances may include the following:

Client maintains voting authority. Where a client has retained proxy-voting authority or delegated it to another person in writing, the Adviser will not vote the securities and will direct the custodian to send proxy materials directly to the client.

Terminated account. Once a client account has terminated, the Adviser will not vote proxies received after termination, unless the client has provided written instructions otherwise.

Limited value. If the Adviser concludes that the value of a client’s economic interest or the value of a portfolio holding is indeterminable or insignificant, the Adviser may abstain. The Adviser generally does not vote securities where the economic value of the securities in the client account is less than one-tenth of one percent of the total value of the outstanding shares of the issuer.

Securities lending. When securities are out on loan, they are transferred into the borrower’s name and may be voted by the borrower. Where the Adviser determines that a proxy vote or shareholder action is materially important to the client’s account, the Adviser may recall the security.

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Unjustifiable costs. The Adviser may abstain after a cost-benefit analysis determines that the cost of voting exceeds the anticipated benefit of the proposal.

Recordkeeping. In accordance with Rule 204-2 under the Advisers Act, the proxy-voting service provider, on behalf of the Adviser, maintains proxy statements received regarding client securities, provided that the Adviser may rely on the proxy statement filed on EDGAR, and records of votes cast on behalf of clients. The Adviser maintains its proxy-voting procedures and amendments, records of client requests for proxy-voting information, documents material to voting decisions, and records relating to conflicts of interest in voting proxies.

The Adviser describes its proxy-voting policies and procedures in its Form ADV Part 2A and advises clients how to obtain information about how the Adviser voted their securities. Clients may obtain information on votes cast or a copy of these policies by written request addressed to the Adviser.

5.  Proxy Voting Policies of Polaris Capital Management, Inc. (Small Cap Fund, Foreign Value Fund, Foreign Value Small Cap Fund and International Opportunities Fund)

POLARIS PROXY POLICY

Polaris Capital Management, LLC (the “Adviser”)’s policy regarding the voting of proxies consists of (1) the statement of the law and policy, (2) identification of the person(s) responsible for implementing this policy, and (3) the procedures adopted by the Adviser to implement the policy.

I. Statement of Law and Policy

A. Law

Because a registered investment company (“fund”) is the beneficial owner of its portfolio securities, it has the right to vote proxies relative to its portfolio securities. The Securities and Exchange Commission has stated that a fund’s board has the obligation to vote proxies. As a practical matter, fund boards typically delegate this function to the fund’s adviser/sub- adviser.

Rule 206(4)-6 under the Investment Advisers Act of 1940 requires that a registered investment adviser with proxy voting authority generally must satisfy the following four requirements: (i) adopt and implement written proxy voting policies and procedures reasonably designed to ensure the adviser votes client and fund securities in the best interests of clients and fund investors and addressing how conflicts of interest are handled; (ii) disclose its proxy voting policies and procedures to clients and fund investors and furnish clients and fund investors with a copy if they request it; (iii) inform clients and fund investors as to how they can obtain information from the adviser on how their securities were voted; and

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(iv) retain certain records.

II. Policy

The Adviser will vote proxies delivered to it by the fund’s custodian in accordance with this proxy policy. The vote will be cast in such a manner, which, in the Adviser’s judgment, will be in the best interests of shareholders. The Adviser contracts with Boston Investor Services, Inc. for the processing of proxies.

The Adviser, through its investment personnel, will generally comply with the following guidelines:

Routine Corporate Governance Issues

The Adviser will vote in favor of management.

Routine issues may include, but not be limited to, election of directors, appointment of auditors, changes in state of incorporation or capital structure. In certain cases the Adviser will vote in accordance with the guidelines of specific clients.

Non-routine Corporate Governance Issues

The Adviser will vote in favor of management unless voting with management would limit shareholder rights or have a negative impact on shareholder value. Non-routine issues may include, but not be limited to, corporate restructuring/mergers and acquisitions, proposals affecting shareholder rights, anti-takeover issues, executive compensation, and social and political issues. In cases where the number of shares in all stock option plans exceeds 10% of basic shares outstanding, the Adviser generally votes against proposals that will increase shareholder dilution.

In general the Adviser will vote against management regarding any proposal that allows management to issue shares during a hostile takeover.

Non Voting of Proxies

The Adviser may not vote proxies if voting may be burdensome or expensive, or otherwise not in the best interest of clients.

Conflicts of Interest

Should the Adviser have a conflict of interest with regard to voting a proxy. The Adviser will disclose such conflict to the client and obtain client direction as to how to vote the proxy.

Record Keeping

The following records will be kept for each client:

●	Copies of the Adviser’s proxy voting policies and procedures.

●	Copies of all proxy statements received.

●	A record of each vote the Adviser casts on behalf of the client along with any votes or documents that were material to making a decision on how to vote a proxy including an abstention on behalf of a client, including the resolution of any conflict.

●	A copy of each written client request for information on how the Adviser voted proxies on behalf of the client and a copy of any written response by the advisor.

This proxy policy will be distributed to all clients of the Adviser and added to Part II of Form ADV.. A hard copy of the policy will be included in the Compliance Program and is available on request.

2.	Who is Responsible for Implementing this Policy?

The Compliance Officer is responsible for implementing, monitoring and updating this policy, including reviewing decisions made on non-routine issues and potential conflicts of interest. The Compliance Officer is also responsible for maintaining copies of all records and backup documentation in accordance with applicable record keeping requirements. The Compliance Officer can delegate in writing any of his or her responsibilities under this policy to another person.

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3.	Procedures to Implement this Policy

Conflicts of Interest

From time to time, proxy voting proposals may raise conflicts between the interests of the Advisers’ clients and the interests of the Adviser, its employees, or its affiliates. The Adviser must take certain steps designed to ensure, and must be able to demonstrate that those steps resulted in a decision to vote the proxies that was based on the clients’ best interest and was not the product of the conflict. For example, conflicts of interest may arise when:

●	A proponent of a proxy proposal has a business relationship with the adviser or its affiliates;

●	The Adviser or its affiliates have business relationships with participants in proxy contests, corporate directors, or director candidates;

●	An Adviser employee has a personal interest in the outcome of a particular matter before shareholders; or

●	An adviser employee has a business or personal relationship with participants in Proxy contests, corporate directors or director candidates.

The Investment Personnel of the Adviser are responsible for identifying proxy voting proposals that present a conflict of interest. If the Adviser receives a proxy relating to an issuer that raises a conflict of interest, the Compliance Officer along with the Adviser shall determine whether the conflict is “material” to any specific proposal included within the proxy. The Compliance Officer will determine whether a proposal is material as follows:

●	Routine Proxy Proposals — Proxy proposals that are “routine” shall be presumed not to involve a material conflict of interest for the Adviser, unless the Compliance Officer has actual knowledge that a routine proposal should be treated differently. For this purpose, “routine’ proposals would typically include matters such as uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.

●	Non-Routine Proxy Proposals — Proxy proposals that are “non-routine” will be presumed to involve a material conflict of interest, unless the Compliance Officer determines that the Adviser does not have such a conflict of interest. For this purpose, “non-routine” proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans, retirement plans, profit sharing, or other special remuneration plans). The Adviser and the Compliance Officer will determine on a case-by-case basis that particular non-routine proposals do not involve a material conflict of interest, the Compliance Officer will consider whether the Adviser or any of its officers, directors, employees, or affiliates may have a business or personal relationship with a participant in a proxy contest, the issuer itself or the issuer’s pension plan, corporate directors, or candidates for directorships.

●	Any decision to override a vote due to a conflict of interest will be made by the Investment Personnel and reported to the CCO.

●	The Compliance Officer will record in writing the basis for any such determination.

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Part C Other Information

Item 28. Exhibits

(a)	Amended and Restated Agreement and Declaration of Trust of U.S. Boston Investment Company (later changed to Quantitative Group of Funds and currently Pear Tree Funds, the “Trust”) dated April 2, 1990 (i)

(1)	Amendment No. 1 dated July 18, 1993, to the Agreement and Declaration of Trust of the Trust dated April 2, 1990 (i)

(2)	Establishment and Designation of Class A Shares (action by written consent of the Trustees of the Trust) dated July 26, 2005 (vii)

(3)	Establishment and Designation of Quant Foreign Value Small Cap Fund (action by written consent of the Trustees of the Trust) dated April 29, 2008 (x)

(4)	Change in the Names of the Quantitative Small Cap Fund, Quantitative Long/Short Fund, Quantitative Emerging Markets Fund, Quantitative Foreign Value Fund (action by written consent of the Trustees of the Trust) dated April 29, 2008 (x)

(5)	Second Amended and Restated Declaration of Trust of the Trust dated May 26, 2011 (xvi)

(6)	Certificate of the Clerk of the Trust dated May 26, 2011 certifying to resolutions adopted by the Trustees of the Trust designating the separate series of beneficial interests of the Trust (the “Funds”) and the separate classes of beneficial interests of each such series. (xvi)

(7)	Certificate of the Clerk of the Trust dated July 29, 2011 certifying to resolutions adopted by the Trustees of the Trust designating Pear Tree Columbia Micro Cap Fund (the “Micro Cap Fund”) as a separate series of beneficial interests of the Trust and the separate classes of beneficial interests of the Micro Cap Fund (xvii)

(8)	Certificate of the Clerk of the Trust dated July 30, 2014 certifying to resolutions adopted by the Trustees of the Trust terminating Micro Cap Fund as a separate series of beneficial interests of the Trust and the separate classes of beneficial interests of the Micro Cap Fund (xxiv)

(9)	Certificate of the Clerk of the Trust dated May 31, 2013 certifying to resolutions adopted by the Trustees of the Trust designating the creation of a new series of shares of beneficial interests in the Trust, such series to be called Pear Tree PanAgora Risk Parity Emerging Markets Fund (the “Risk Parity Fund”) (xxiv)

(10)	Certificate of the Clerk of the Trust dated January 1, 2015 (xxv)

(11)	Certificate of the Clerk of the Trust dated November 16, 2018 certifying to certain resolutions adopted by the Trustees of the Trust terminating Risk Parity Fund as a separate series of beneficial interests of the Trust and the separate classes of beneficial interests of Risk Parity Fund (xxxiv)

(12)	Certificate of the Clerk of the Trust dated November 16, 2018 certifying to certain resolutions adopted by the Trustees of the Trust designating the creation of a new series of shares of beneficial interests in the Trust, such series to be called Pear Tree PNC International Small Cap Fund (xxxiv)

(13)	Certificate of the Clerk of the Trust dated November 16, 2018 certifying to certain resolutions adopted by the Trustees of the Trust re-designating Pear Tree PanAgora Emerging Markets Fund, a series of the Trust, as “Pear Tree Axiom Emerging Markets World Equity Fund” (xxxvii)

(14)	Certificate of the Clerk of the Trust dated October 31, 2019 certifying to certain resolutions adopted by the Trustees of the Trust re-designating Pear Tree PNC International Small Cap Fund, a series of the Trust, as “Pear Tree Polaris International Opportunities Fund” (xxxvii)

(15)	Certificate of the Clerk of the Trust dated August 23, 2021 certifying to certain resolutions adopted by the Trustees of the Trust designating the creation of a new series of shares of beneficial interests in the Trust, such series to be called Pear Tree Essex Environmental Opportunities Fund (xlii)

(16)	Third Amended and Restated Agreement and Declaration of Trust dated February 15, 2024 (xlvii)

(17)	Certificate of Termination of Certificate of Designation of Pear Tree Axiom Emerging Markets Would Equity Fund dated March 13, 2024 (xlvii)

(b)	Amended and Restated By-Laws, Dated October 22, 2008 (xiii)

(1)	Certificate of the Clerk of the Trust dated May 14, 2020 certifying to certain resolutions adopted by the Trustees of the Trust amending the Bylaws (xxxviii)

(2)	Certificate of the Clerk of the Trust dated October 25, 2023 certifying to certain resolutions adopted by the Trustees of the Trust amending the Bylaws (xlvi)

(c)	(1)	Portions of Agreement and Declaration of Trust Relating to Shareholders’ Rights (i)

(2)	Portions of By Laws Relating to Shareholders’ Rights (i)

(d)	(1)	Amended and Restated Management Contract between the Trust and Quantitative Investment Advisors, Inc. (currently known as Pear Tree Advisors, Inc., the “Manager”) dated May 1, 2008 (x)

a.	Pear Tree Quality Fund Management Fee Waiver dated May 17, 2012 (xix)

b.	Pear Tree Quality Fund Fee Waiver and Expense Reimbursement Agreement dated May 17, 2012 (xix)

c.	Pear Tree Quality Fund Fee Waiver dated as of August 1, 2013 (xxii)

d.	Amended and Restated Pear Tree Quality Fund Management Fee Waiver dated as of December 1, 2013 (xxiv)

e.	Second Amended and Restated Pear Tree Quality Fund Management Fee Waiver dated as of February 6, 2014 (xxiv)

f.	Pear Tree Quality Fund Third Amended and Restated Management Fee Waiver as of July 24, 2014 (xxiv)

g.	Pear Tree Quality Fund Fourth Amended and Restated Management Fee Waiver as of May 13, 2015 (xxv)

h.	Pear Tree Quality Fund Fifth Amended and Restated Management Fee Waiver as of May 11, 2016 (xxvii)

i.	Pear Tree PanAgora Emerging Markets Fund Management Fee Waiver as of February 4, 2016 (xxviii)

j.	Pear Tree PanAgora Emerging Markets Fund Second Amended and Restated Management Fee Waiver as of May 11, 2016 (xxvii)

k.	Pear Tree Quality Fund Sixth Amended and Restated Management Fee Waiver as of February 1, 2017 (xxix)

l.	Pear Tree PanAgora Emerging Markets Fund First Amended and Restated Management Fee Waiver as of February 1, 2017 (xxix)

m.	Pear Tree Polaris Foreign Value Fund and Pear Tree Polaris Foreign Value Small Cap Fund Management Fee Waiver and Sub-Advisory Fee Waiver as of March 31, 2017 (xxx)

n.	Pear Tree Polaris Foreign Value Fund and Pear Tree Polaris Foreign Value Small Cap Fund Management Fee Waiver and Sub-Advisory Fee Waiver as of April 23, 2018 (xxxi)

o.	Pear Tree PanAgora Emerging Markets Fund Management Fee Waiver as of May 16, 2018 (xxxi)

p.	Pear Tree Quality Fund Seventh Amended and Restated Management Fee Waiver as of May 16, 2018 (xxxi)

q.	Expense Reimbursement Agreement as of November 6, 2018 (xxxiii)

r.	Schedule I to Amended and Restated Management Contract dated as of May 1, 2008 amended March 25, 2019 (xxxv)

s.	Pear Tree Polaris Foreign Value Fund and Pear Tree Polaris Foreign Value Small Cap Fund Management Fee Waiver and Sub-Advisory Fee Waiver as of August 1, 2019 (xxxv)

t.	Pear Tree Axiom Emerging Markets World Equity Fund Management Fee Waiver as of August 1, 2019 (xxxv)

u.	Pear Tree Quality Fund Eighth Amended and Restated Management Fee Waiver as of August 1, 2019 (xxxv)

v.	Pear Tree Advisors Expense Limitation Agreement as of August 1, 2019 (xxxv)

w.	Ninth Amended and Restated Management Fee Waiver Agreement dated November 15, 2019 (relating to Pear Tree Quality Fund) (xxxvii)

x.	Management Fee Waiver Agreement dated November 15, 2019 (relating to Pear Tree Axiom Emerging Markets World Equity Fund) (xxxvii)

y.	Second Amended and Restated Expense Limitation Agreement dated November 15, 2019 (relating to Pear Tree Axiom Emerging Markets World Equity Fund and Pear Tree Polaris Foreign Value Fund) (xxxvii)

z.	Management Fee Waiver/Sub-Advisory Fee Waiver dated November 15, 2019 (relating to Pear Tree Polaris Foreign Value Fund and Pear Tree Polaris Foreign Value Small Cap Fund) (xxxvii)

aa.	Third Amended and Restated Expense Limitation Agreement dated August 1, 2020 (relating to Pear Tree Quality Fund, Pear Tree Axiom Emerging Markets World Equity Fund and Pear Tree Polaris Foreign Value Fund) (xxxix)

bb.	Management Fee Waiver Agreement dated August 1, 2020 (relating to Pear Tree Axiom Emerging Markets World Equity Fund) (xxxix)

cc.	Management Fee Waiver Agreement dated August 1, 2020 (relating to Pear Tree Quality Fund) (xxxix)

dd.	Management Fee Waiver/Sub-Advisory Fee Waiver dated August 1, 2020 (relating to Pear Tree Polaris Foreign Value Fund and Pear Tree Polaris Foreign Value Small Cap Fund) (xxxix)

ee.	Fourth Amended and Restated Expense Limitation Agreement dated August 1, 2021 (relating to Pear Tree Quality Fund, Pear Tree Axiom Emerging Markets World Equity Fund and Pear Tree Polaris Foreign Value Fund) (xli)

ff.	Management Fee Waiver Agreement dated August 1, 2021 (relating to Pear Tree Axiom Emerging Markets World Equity Fund) (xli)

gg.	Management Fee Waiver Agreement dated August 1, 2021 (relating to Pear Tree Quality Fund) (xli)

hh.	Management Fee Waiver/Sub-Advisory Fee Waiver dated August l, 2021 (relating to Pear Tree Polaris Foreign Value Fund and Pear Tree Polaris Foreign Value Small Cap Fund) (xli)

ii.	Expense Reimbursement Agreement (relating to the Pear Tree Essex Environmental Opportunities Fund) dated September 1, 2021 (xlii)

jj.	Fifth Amended and Restated Expense Limitation Agreement dated August 1, 2022 (relating to Pear Tree Quality Fund, Pear Tree Axiom Emerging Markets World Equity Fund and Pear Tree Polaris Foreign Value Fund) (xliv)

kk.	Management Fee Waiver Agreement dated August 1, 2022 (relating to Pear Tree Axiom Emerging Markets World Equity Fund) (xliv)

ll.	Management Fee Waiver Agreement dated August 1, 2022 (relating to Pear Tree Quality Fund) (xliv)

mm.	Management Fee Waiver/Sub-Advisory Fee Waiver dated August l, 2022 (relating to Pear Tree Polaris Foreign Value Fund and Pear Tree Polaris Foreign Value Small Cap Fund) (xliv)

nn.	Expense Reimbursement Agreement dated August 1, 2022 (relating to the Pear Tree Essex Environmental Opportunities Fund) (xliv)

oo.	Expense Reimbursement Agreement dated July 31, 2023 (relating to Pear Tree Essex Environmental Opportunities Fund) (xlvi)

pp.	Management Fee/Sub-Advisory Fee Waiver Agreement dated July 31, 2023 (relating to Pear Tree Polaris Foreign Value Fund, Pear Tree Polaris Foreign Value Small Cap Fund, and Pear Tree Polaris International Opportunities Fund) (xlv)

qq.	Management Fee Waiver Agreement dated July 31, 2023 (relating to Pear Tree Quality Fund) (xlv)

rr.	Management Fee Waiver Agreement dated July 31, 2023 (relating to Pear Tree Axiom Emerging Markets World Equity Fund) (xlv)

ss.	Expense Limitation Agreement dated July 31, 2023 (relating to Pear Tree Polaris Foreign Value Fund, Pear Tree Axiom Emerging Markets World Equity Fund, Pear Tree Quality Fund, and Pear Tree Polaris International Opportunities Fund) (xlv)

tt.	Expense Reimbursement Agreement dated July 31, 2023 (relating to Pear Tree Polaris International Opportunities Fund) (xlv)

uu.	Amended and Restated Management Fee/Sub-Advisory Fee Waiver Agreement dated September 1, 2023 (relating to Pear Tree Polaris Foreign Value Fund, Pear Tree Polaris Foreign Value Small Cap Fund, and Pear Tree Polaris International Opportunities Fund) (xlvi)

vv.	Amended and Restated Expense Limitation Agreement dated September 1, 2023 (relating to Pear Tree Polaris Foreign Value Fund, Pear Tree Axiom Emerging Markets World Equity Fund, Pear Tree Quality Fund, and Pear Tree Polaris International Opportunities Fund) (xlvi)

ww.	Amended and Restated Expense Reimbursement Agreement dated September 1, 2023 (relating to Pear Tree Polaris International Opportunities Fund) (xlvi)

xx.	Expense Reimbursement Agreement dated August 1, 2024 (relating to Pear Tree Essex Environmental Opportunities Fund) (xlvii)

yy.	Management Fee/Sub-Advisory Fee Waiver Agreement dated August 1, 2024 (relating to Pear Tree Polaris Foreign Value Fund, Pear Tree Polaris Foreign Value Small Cap Fund, and Pear Tree Polaris International Opportunities Fund) (xlvii)

zz.	Management Fee Waiver Agreement dated August 1, 2024 (relating to Pear Tree Quality Fund) (xlvii)

aaa.	Expense Limitation Agreement dated August 1, 2024 (relating to Pear Tree Polaris Foreign Value Fund, Pear Tree Polaris Quality Fund, and Pear Tree Polaris International Opportunities Fund) (xlvii)

bbb.	Expense Reimbursement Agreement dated August 1, 2024 (relating to Pear Tree Polaris International Opportunities Fund – Institutional Shares) (xlvii)

ccc.	Amended and Restated Expense Limitation Agreement dated November 1, 2024 (relating to Pear Tree Polaris Small Cap Fund, Pear Tree Polaris Foreign Value Fund, Pear Tree Quality Fund, and Pear Tree International Opportunities Fund) (xlviii)

ddd.	Expense Reimbursement Agreement dated August 1, 2025 (relating to Pear Tree Essex Environmental Opportunities Fund) (xlix)

eee.	Management Fee/Sub-Advisory Fee Waiver Agreement dated August 1, 2025 (relating to Pear Tree Polaris Foreign Value Fund, Pear Tree Polaris Foreign Value Small Cap Fund, and Pear Tree Polaris International Opportunities Fund) (xlix)

fff.	Management Fee Waiver Agreement dated August 1, 2025 (relating to Pear Tree Quality Fund) (xlix)

ggg.	Expense Limitation Agreement dated August 1, 2025 (relating to Pear Tree Polaris Foreign Value Fund, Pear Tree Polaris Quality Fund, and Pear Tree Polaris International Opportunities Fund) (xlix)

hhh.	Amended and Restated Expense Limitation Agreement dated March 25, 2026 (relating to Pear Tree Polaris Foreign Value Fund, Pear Tree Polaris Quality Fund, Pear Tree Polaris Small Cap Value Fund, and Pear Tree Polaris International Opportunities Fund) (xlx)

iii.	Expense Reimbursement Agreement dated August 1, 2026 (relating to Pear Tree Essex Environmental Opportunities Fund)(xlxi)

jjj.	Management Fee/Sub-Advisory Fee Waiver Agreement dated August 1, 2026 (relating to Pear Tree Polaris Foreign Value Fund, Pear Tree Polaris Foreign Value Small Cap Fund, and Pear Tree Polaris International Opportunities Fund)(xlxii)

kkk.	Management Fee Waiver Agreement dated August 1, 2026 (relating to Pear Tree Quality Fund)(xlxiii)

lll.	Expense Limitation Agreement dated August 1, 2026 (relating to Pear Tree Polaris Foreign Value Fund, Pear Tree Polaris Quality Fund, and Pear Tree Polaris International Opportunities Fund)(xlxiv)

(2)	Advisory Contract between the Manager and Columbia Partners, L.L.C., Investment Management dated January 1, 2009 relating to Quantitative Small Cap Fund (currently, Pear Tree Columbia Small Cap Fund) (xiii)

(3)	Advisory Contract between the Manager and PanAgora Asset Management, Inc. dated August 3, 2007 relating to Quantitative Emerging Markets Fund (currently, Pear Tree PanAgora Emerging Markets Fund) (ix)

(4)	Advisory Contract between the Manager and Polaris Capital Management, Inc. dated January 31, 1999 relating to Quantitative Foreign Value Fund (currently, Pear Tree Polaris Foreign Value Fund) (i)

(5)	Advisory Contract between the Manager and Analytic Investors, LLC dated January 2, 2008 relating to Quantitative Long/Short Fund (currently Pear Tree Quality Fund) (ix)

(6)	Advisory Contract between Quantitative Advisors and Polaris Capital Management, LLC, dated May 1, 2008 relating to Quantitative Foreign Value Small Cap Fund (currently, Pear Tree Polaris Foreign Value Small Cap Fund) (xiii)

(7)	Amendment to Advisory Contract between the Manager and Analytic Investors, LLC, dated January 1, 2009 relating to Quantitative Long/Short Fund (currently Pear Tree Quality Fund) (xiii)

(8)	Amendment to Advisory Contract between the Manager and Polaris Capital Management, LLC dated January 1, 2009 (xiii)

(9)	Advisory Contract between the Manager and Columbia Partners, L.L.C., Investment Management relating to Pear Tree Columbia Micro Cap Fund dated August 1, 2011 (xix)

(10)	Advisory Contract between the Manager and Columbia Partners, L.L.C., Investment Management dated January 27, 2011 relating to Quant Quality Fund (currently, Pear Tree Quality Fund) (xvi)

(11)	Advisory Contract between the Manager and Polaris Capital Management, Inc. dated October 5, 1999 relating to Quantitative Foreign Value Fund (currently, Pear Tree Polaris Foreign Value Fund) (xvi)

(12)	Amendment dated January 1, 2009 to Advisory Contract dated October 5, 1999 between the Manager and Polaris Capital Management, LLC (relating to Pear Tree Polaris Foreign Value Fund) (xvi)

(13)	Amendment dated November 10, 2009 to Advisory Contract dated October 5, 1999 between the Manager and Polaris Capital Management, LLC (relating to Pear Tree Polaris Foreign Value Fund) (xvi)

(14)	Amended and Restated Advisory Contract between the Manager and PanAgora Asset Management, Inc. relating to Pear Tree PanAgora Emerging Markets Fund dated February 1, 2012 (xix)

(15)	Advisory Contract between the Manager and PanAgora Asset Management, Inc. relating to Pear Tree PanAgora Risk Parity Emerging Markets Fund dated June 4, 2013 (xxi)

(16)	Interim Advisory Contract between the Manager and PanAgora Asset Management, Inc. relating to Pear Tree PanAgora Emerging Markets Fund dated October 22, 2013 (xxiv)

(17)	Interim Sub-Advisory Contract between the Manager and PanAgora Asset Management, Inc. relating to Pear Tree PanAgora Risk Parity Emerging Markets Fund dated October 22, 2013 (xxiv)

(18)	Advisory Contact between the Manager and PanAgora Asset Management, Inc. relating to Pear Tree PanAgora Emerging Markets Fund dated November 7, 2013 (xxiv)

(19)	Sub-Advisory Contract between the Manager and PanAgora Asset Management, Inc. relating to Pear Tree PanAgora Risk Parity Emerging Markets Fund dated November 7, 2013 (xxiv)

(20)	Sub-Advisory Contract between the Manager and Polaris Capital Management, LLC relating to Pear Tree Polaris Small Cap Fund dated October 30, 2014 (xxv)

(21)	Sub-Advisory Contract between the Manager and Chartwell Investment Partners, LLC relating to Pear Tree Quality Fund dated February 15, 2018 (xxxi)

(22)	Amendment No. 1 to Sub-Advisory Contract between the Manager and Chartwell Investment Partners, LLC relating to Pear Tree Quality Fund dated December 1, 2018 (xxxiv)

(23)	Sub-Advisory Contract between the Manager and Axiom International Investors LLC relating to Pear Tree Axiom Emerging Markets World Equity Fund dated December 7, 2018 (xxxiv)

(24)	Sub-Advisory Contract between the Manager and PNC Capital Advisors, LLC relating to Pear Tree PNC International Small Cap Fund dated December 10, 2018 (xxxiv)

(25)	Sub-Advisory Contract between the Manager and Polaris Capital Management, LLC relating to Pear Tree Polaris International Opportunities Fund (formerly Pear Tree PNC International Small Cap Fund) dated November 15, 2019 (xxxvii)

(26)	Sub-Advisory Contract between the Manager and Essex Investment Management Company, LLC relating to Pear Tree Essex Environmental Opportunities Fund dated September 1, 2021 (xlii)

(e)	(1)	Restated Distribution Agreement Dated May 1, 2008, (includes 12b-1 Plan) (x)

a.	Amendment dated November 30, 2017 to Restated Distribution Agreement Dated May 1, 2008 (xxix)

(2)	Form of Specimen Selling Group Agreement (viii)

(3)	Form of Specimen Selling Group Agreement (xxiv)

(f)	Not applicable

(g)	(1)	Custodian Contract between the Trust and State Street Bank and Trust Company and the Trust Company, dated May 1, 2008 (xi)

(2)	Investment Accounting Agreement between the Trust and State Street Bank and Trust Company and the Trust Company, dated May 1, 2008 (xi)

(3)	Custody Agreement between UMB Bank, N.A. and the Trust, dated March 19, 2020 (xxxix)

(4)	Rule 17f-5 Delegation Agreement between UMB Bank, N.A. and the Trust dated March 19, 2020 (xxxix)

(h)	(1)	Amended and Restated Transfer Agent and Service Agreement, dated May 1, 2008 (x)

a.	Pear Tree Polaris Small Cap Fund, Pear Tree Polaris Foreign Value Fund, and Pear Tree Polaris Foreign Value Small Cap Fund Transfer Agent Fee Waiver as of March 31, 2017 (xxx)

b.	Pear Tree Quality Fund, Pear Tree PanAgora Emerging Markets Fund, and Pear Tree PanAgora Risk Parity Emerging Markets Fund Transfer Agent Fee Waiver, as of June 1, 2017 (xxx)

c.	Transfer Agent Fee Waiver as of May 16, 2018 (xxxi)

d.	Transfer Agent Fee Waiver as of October 19, 2018 (xxxiv)

e	Transfer Agent Fee Waiver as of January 15, 2019 (xxxv)

f.	Transfer Agent Fee Waiver as of August 1, 2019 (xxxv)

g.	Transfer Agent Fee Waiver Agreement as of November 14, 2019 (relating to All Funds) (xxxvii)

h.	Transfer Agent Fee Waiver Agreement as of August 1, 2020 (xxxix)

i.	Transfer Agent Fee Waiver Agreement as of August 1, 2021 (xli)

j.	Transfer Agent Fee Waiver Agreement for the Pear Tree Essex Environmental Opportunities Fund as of August 31, 2021 (xliii)

k.	Transfer Agent Fee Waiver Agreement as of August 1, 2022 (xliv)

l.	Transfer Agent Fee Waiver Agreement dated July 31, 2023 (xlv)

m.	Amended and Restated Transfer Agent Fee Waiver Agreement dated September 1, 2023 (xlvi)

n.	Transfer Agent Fee Waiver Agreement dated August 1, 2024 (All Funds) (xlvii)

m.	Transfer Agent Fee Waiver Agreement dated August 1, 2025 (All Funds) (xlix)
n.	Transfer Agent Fee Waiver Agreement dated August 1, 2026 (All Funds) (xlx)

(2)	Amendment to Transfer Agent and Service Agreement, effective November 1, 2008 (xiii)

(3)	Administration Agreement dated November 1, 2008 (xiii)

(4)	Amendment dated January 27, 2011 to Administration Agreement dated November 1, 2008 (xvi)

(5)	Amendment and Restated Administration Agreement dated May 17, 2012 (xix)

(6)	Amendment dated January 27, 2011 to Amended and Restated Transfer Agent and Service Agreement (xix)

(7)	Amendment dated August 1, 2011 to Amended and Restated Transfer Agent and Service Agreement (xix)

(8)	Amendment dated November 30, 2017 to Amended and Restated Transfer Agent and Service Agreement, as amended (xxix)

(9)	Administration and Fund Accounting Agreement between UMB Fund Services, LLC and the Trust dated March 19, 2020 (xxxix)

(i)	(1)	Opinion of McLaughlin & Hunt LLP dated July 31, 2012 (Pear Tree Columbia Micro Cap Fund) (xx)

(2)	Opinion of Nutter, McClennen & Fish, LLP dated June 5, 2013 (Pear Tree PanAgora Risk Parity Emerging Markets Fund) (xxi)

(3)	Consent of Nutter, McClennen & Fish, LLP dated June 5, 2013 (485(b) filing) (xxi)

(4)	Consent of Nutter, McClennen and Fish, LLP dated July 31, 2013 (485(b) filing) (xxii)

(5)	Consent of Nutter, McClennen and Fish, LLP dated July 31, 2014 (485(b) filing) (xxiv)

(6)	Consent of Nutter, McClennen and Fish, LLP dated July 31, 2015 (485(b) filing) (xxvi)

(7)	Consent of Sullivan & Worcester LLP dated July 29, 2016 (485(b) filing) (xxviii)

(8)	Consent of Sullivan & Worcester LLP dated February 2, 2017 (485(b) filing) (xxix)

(9)	Consent of Sullivan & Worcester LLP dated August 1, 2017 (485(b) filing) (xxx)

(10)	Consent of Sullivan & Worcester LLP dated August 1, 2018 (485(b) filing) (xxxi)

(11)	Opinion of Sullivan & Worcester LLP dated November 16, 2018 (Pear Tree PNC International Small Cap Fund) (xxxiii)

(12)	Consent of Sullivan & Worcester LLP dated January 31, 2019 (485(b) filing) (xxxiv)

(13)	Consent of Sullivan & Worcester LLP dated August 1, 2019 (485(b) filing) (xxxvi)

(14)	Consent of Sullivan & Worcester LLP dated November 15, 2019 (485(b) filing) (xxxvii)

(15)	Consent of Sullivan & Worcester LLP dated August 3, 2020 (485(b) filing) (xxxix)

(16)	Consent of Sullivan & Worcester LLP dated July 30, 2021 (485(b) filing) (xli)

(17)	Consent of Sullivan & Worcester LLP dated August 31, 2021 (485(b) filing) (xiii)

(18)	Consent of Sullivan & Worcester LLP dated December 30, 2021 (485(b) filing) (xliii)

(19)	Consent of Sullivan & Worcester LLP dated August 1, 2022 (485(b) filing) (xliv)

(20)	Opinion of Sullivan & Worcester LLP dated August 30, 2021 (Pear Tree Essex Environmental Opportunities Fund) (xliii)

(21)	Consent of Sullivan & Worcester LLP dated August 1, 2023 (485(b) filing) (xlv)

(22)	Consent of Sullivan & Worcester LLP dated November 7, 2023 (485(b) filing) (xlvi)

(23)	Consent of Sullivan & Worcester LLP dated July 25, 2024 (485(b) filing) (xlvii)

(24)	Consent of Sullivan & Worcester LLP dated October 31, 2024 (485(b) filing)(xlvii)

(25)	Consent of Sullivan & Worcester LLP dated July 31, 2025 (485(b) filing) (xlix)

(26) (27)	Consent of Sullivan & Worcester LLP dated March 25, 2026 (485(b) filing) (xlx) Consent of Sullivan & Worcester LLP dated July 31, 2026 (485(b) filing) (xlxi)

(j)	(1)	Consent of Tait, Weller & Baker LLP dated July 31, 2012 (xx)

(2)	Consent of Tait, Weller & Baker LLP dated June 4, 2013 (xxi)

(3)	Consent of Tait, Weller & Baker LLP dated July 31, 2013 (xxii)

(4)	Consent of Tait, Weller & Baker LLP dated July 29, 2014 (xxiv)

(5)	Consent of Tait, Weller & Baker LLP dated July 31, 2015 (xxvi)

(6)	Consent of Tait, Weller & Baker LLP dated August 1, 2016 (xxviii)

(7)	Consent of Tait, Weller & Baker LLP dated January 31, 2017 (xxix)

(8)	Consent of Tait, Weller & Baker LLP dated July 31, 2017 (xxx)

(9)	Consent of Tait, Weller & Baker LLP dated August 1, 2018 (xxxi)

(10)	Consent of Tait, Weller & Baker LLP dated August 1, 2019 (xxxvi)

(11)	Consent of Tait, Weller & Baker LLP dated July 31, 2020 (xxxix)

(12)	Consent of Tait, Weller & Baker LLP dated July 30, 2021 (xli)

(13)	Consent of Cohen & Co. Ltd, dated August 31, 2021 (xiii)

(14)	Consent of Tait, Weller & Baker LLP dated December 30, 2021 (xliii)

(15)	Consent of Tait, Weller & Baker LLP dated July 29, 2022 (xliv)

(16)	Consent of Tait, Weller & Baker LLP dated July 31, 2023 (xlv)

(17)	Consent of Tait, Weller & Baker LLP dated November 6, 2023 (xlvi)

(18)	Consent of Tait, Weller & Baker LLP dated July 25, 2024 (xlvii)

(19)	Consent of Tait, Weller & Baker LLP dated July 31, 2025(xlix)

(20)	Consent of Tait, Weller & Baker LLP dated July _31, 2026 (xlx)

(k)	Not applicable

(l)	Not applicable

(m)	(1)	Distribution Plan pursuant to Rule 12b-1 is included in the Distribution Agreement (xiv)

(2)	Form of Specimen Selling Group Agreement (viii)

(n)	(1)	Multiple Class Plan Pursuant to Rule 18f-3 (xx)

(2)	Amended and Restated Multiple Class Plan (xxix)

(o)	Not applicable

(p)	(1)	Code of Ethics for the Fund

(a)	Dated April 2000 (ii)

(b)	Dated July 23, 2003 (iii)

(c)	Dated January 1, 2005 (v)

(d)	Dated January 10, 2008 (ix)

(e)	Dated May 17, 2012(xix)

(f)	Dated July 26, 2012 (xx)

(2)	Code of Ethics - Columbia Partners Dated July 12, 2011 (xviii)

(3)	Code of Ethics - PanAgora Asset Management, Inc. Dated December 31, 2011 (xix)

(4)	Code of Ethics - Polaris Capital Management Inc. Dated March 25, 2009 (xiii)

(a)	Code of Ethics – Polaris Capital Management Inc. Dated April 2013 (xxiv)

(5)	Code of Ethics - Analytic Investors, LLC Dated September 30, 2005 (ix)

(6)	Code of Ethics – Chartwell Investment Partners, LLC Dated January 1, 2018 (xxxi)

(7)	Code of Ethics – PNC Capital Advisors, LLC Dated January 1, 2018 Code of Ethics (xxxiv)

(8)	Code of Ethics – Axiom International Investors LLC September 1, 2018 (xxxv)

(9) (10) (11)	Code of Ethics – Essex Investment Management Company (xlii) Code of Ethics – Colrain Capital LLC* Code of Ethics – CCM Partners, LP, d/b/a Shelton Capital Management*

(q)	(1)	Power of Attorney dated November 11, 2011(xix)

(2)	Power of Attorney dated October 30, 2014 (xxv)

(3)	Power of Attorney dated October 19, 2018 (xxxiii)

(4)	Power of Attorney dated October 31, 2019 (xxxviii)

(5)	Power of Attorney dated October 31, 2020 (xli)

(6)	Power of Attorney dated October 31, 2021 (xliv)

(7)	Power of Attorney dated October 31, 2022 (xlv)

(8)	Power of Attorney dated July 26, 2023 (xlv)

(9)	Power of Attorney dated July 26, 2024 (xlvii)

(10) (11)	Form of Power of Attorney dated July 23, 2025 (xlix) Form of Power of Attorney dated July 22, 2026 (xlx)

Notes:

(i)	Previously filed with Post-Effective Amendment No. 20 to the Registration Statement on July 30, 1999 and incorporated by reference herein

(ii)	Previously filed with Post-Effective Amendment No. 21 to the Registration Statement on July 31, 2000 and incorporated by reference herein

(iii)	Previously filed with Post-Effective Amendment No. 24 to the Registration Statement on July 31, 2003

(iv)	Previously filed with Post-Effective Amendment No. 26 to the Registration Statement on July 29, 2004

(v)	Previously filed with Post-Effective Amendment No. 27 to the Registration Statement on May 31, 2005

(vi)	Previously filed with Post-Effective Amendment No. 28 to the Registration Statement on July 29, 2005

(vii)	Previously filed with Post-Effective Amendment No. 29 to the Registration Statement on August 10, 2005

(viii)	Previously filed with Post-Effective Amendment No. 36 to the Registration Statement on July 27, 2007 and incorporated by reference herein

(ix)	Previously filed with Post-Effective Amendment No. 37 to the Registration Statement on February 14, 2008 and incorporated by reference herein

(x)	Previously filed with Post-Effective Amendment No. 38 to the Registration Statement on April 30, 2008 and incorporated by reference herein

(xi)	Previously filed with Post-Effective Amendment No. 39 to the Registration Statement on May 30, 2008 and incorporated by reference herein

(xii)	Previously filed with Post-Effective Amendment No. 40 to the Registration Statement on August 1, 2008 and incorporated by reference herein

(xiii)	Previously filed with Post-Effective Amendment No. 41 to the Registration Statement on August 1, 2009 and incorporated by reference herein

(xiv)	Previously filed with Post-Effective Amendment No. 42 to the Registration Statement on May 25, 2010 and incorporated by reference herein

(xv)	Previously filed with Post-Effective Amendment No. 43 to the Registration Statement on July 29, 2010 and incorporated by reference herein

(xvi)	Previously filed with Post-Effective Amendment No. 45 to the Registration Statement on June 1, 2011 and incorporated by reference herein

(xvii)	Previously filed with Post-Effective Amendment No. 46 to the Registration Statement July 29, 2011 and incorporated by reference herein

(xviii)	Previously filed with Post-Effective Amendment No. 47 to the Registration Statement August 1, 2011 and incorporated by reference herein

(xix)	Previously filed with Post-Effective Amendment No. 48 to the Registration Statement June 1, 2012 and incorporated by reference herein

(xx)	Previously filed with Post-Effective Amendment No. 49 to the Registration Statement August 1, 2012 and incorporated by reference herein

(xxi)	Previously filed with Post-Effective Amendment No. 51 to the Registration Statement June 5, 2013 and incorporated by reference herein

(xxii)	Previously filed with Post-Effective Amendment No. 52 to the Registration Statement August 1, 2013 and incorporated by reference herein

(xxiii)	Previously filed with Post-Effective Amendment No. 53 to the Registration Statement August 20, 2013 and incorporated by reference herein

(xxiv)	Previously filed with Post-Effective Amendment No. 54 to the Registration Statement July 31, 2014 and incorporated by reference herein

(xxv)	Previously filed with Post-Effective Amendment No. 55 to the Registration Statement May 29, 2015 and incorporated by reference herein

(xxvi)	Previously filed with Post-Effective Amendment No. 56 to the Registration Statement July 31, 2015 and incorporated by reference herein

(xxvii)	Previously filed with Post-Effective Amendment No. 57 to the Registration Statement June 2, 2016 and incorporated by reference herein

(xxviii)	Previously filed with Post-Effective Amendment No. 59 to the Registration Statement August 1, 2016 and incorporated by reference herein

(xxix)	Previously filed with Post-Effective Amendment No. 61 to the Registration Statement February 6, 2017 and incorporated by reference herein

(xxx)	Previously filed with Post-Effective Amendment No. 63 to the Registration Statement August 1, 2017 and incorporated by reference herein

(xxxi)	Previously filed with Post-Effective Amendment No. 64 to the Registration Statement June 1, 2018 and incorporated by reference herein

(xxxii)	Previously filed with Post-Effective Amendment No. 65 to the Registration Statement August 1, 2018 and incorporated by reference herein

(xxxiii)	Previously filed with Post-Effective Amendment No. 66 to the Registration Statement November 16, 2018 and incorporated by reference herein

(xxxiv)	Previously filed with Post-Effective Amendment No. 67 to the Registration Statement January 31, 2019 and incorporated by reference herein

(xxxv)	Previously filed with Post-Effective Amendment No. 68 to the Registration Statement May 31, 2019 and incorporated by reference herein

(xxxvi)	Previously filed with Post-Effective Amendment No. 69 to the Registration Statement August 1, 2019 and incorporated by reference herein

(xxxvii)	Previously filed with Post-Effective Amendment No. 71 to the Registration Statement November 15, 2019 and incorporated by reference herein

(xxxviii)	Previously filed with Post-Effective Amendment No. 72 to the Registration Statement June 2, 2020 and incorporated by reference herein

(xxxix)	Previously filed with Post-Effective Amendment No. 73 to the Registration Statement August 3, 2020 and incorporated by reference herein

(xl)	Previously filed with Post-Effective Amendment No. 74 to the Registration Statement August 7, 2020 and incorporated by reference herein

(xli)	Previously filed with Post-Effective Amendment No. 76 to the Registration Statement August 2, 2021 and incorporated by reference herein

(xlii)	Previously filed with Post-Effective Amendment No. 77 to the Registration Statement August 31, 2021 and incorporated by reference herein

(xliii)	Previously filed with Post-Effective Amendment No. 78 to the Registration Statement December 30, 2021 and incorporated by reference herein.

(xliv)	Previously filed with Post-Effective Amendment No. 79 to the Registration Statement August 1, 2022 and incorporated by reference herein.

(xlv)	Previously filed with Post-Effective Amendment No. 80 to the Registration Statement August 1, 2023 and incorporated by reference herein.

(xlvi)	Previously filed with Post-Effective Amendment No. 81 to the Registration Statement November 7, 2023 and incorporated by reference herein

(xlvii)	Previously filed with Post-Effective Amendment No. 83 to the Registration Statement July 25, 2024 and incorporated by reference herein

(xlviii)	Previously filed with Post-Effective Amendment No. 84 to the Registration Statement October 31, 2024 and incorporated by reference herein
(xlix)	Previously filed with Post-Effective Amendment No. 85 to the Registration Statement July 31, 2025 and incorporated by reference herein

(xlx)	Previously filed with Post-Effective Amendment No. 86 to the Registration Statement March 25, 2026 and incorporated by reference herein

(xlxi)	Previously filed with Post-Effective Amendment No. 87 to the Registration Statement August 1, 2026 and incorporated by reference herein

Item 29. Persons Controlled by or under common control with the Company

No person is presently controlled by or under common control with the Pear Tree Funds.

Item 30. Indemnification

Indemnification provisions for officers, directors and employees of the Trust are set forth in Article VIII, Sections one through three of the Third Amended and Restated Agreement and Declaration of Trust dated February 15, 2024, as amended (the “Declaration of Trust”) and are hereby incorporated by reference. See Item 28(a)(16) above. Under the Declaration of Trust, Trustees and officers will be indemnified to the fullest extent permitted to directors by the Massachusetts General Corporation Law, subject only to such limitations as may be required by the Investment Company Act of 1940, as amended, and the rules thereunder (collectively, the “1940 Act”). Under the 1940 Act, trustees and officers of an investment company such as the Trust may not be protected against liability to the investment company or its shareholders to which they would be subject because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of their office. The Trust also maintains liability insurance policies covering its Trustees and officers.

Item 31. Business and Other Connections of Investment Adviser

There is set forth below information as to any other business, vocation or employment of a substantial nature in which each director or officer of the Manager is or at any time during the past two fiscal years has been engaged for his own account or in the capacity of director, officer, employee, partner or trustee.

Name	Business and other connections

Willard L. Umphrey:

Director	Director, U.S. Boston Capital Corporation; Director, USB Corporation and U.S. Boston Corporation; Director, Pear Tree Partners Management LLC; President/Chairman/Trustee, Pear Tree Funds; Director, Woundcheck Laboratories; Director, RailRunner Rolling Stock LLC; Director, Aurelia Therapeutics .

Leon Okurowski:	Director and Vice President, U.S. Boston Capital Corporation;
Director/Vice President	Treasurer/Vice President, Pear Tree Funds; Director, U.S. Boston Corporation; Director, USB Corporation; Director, USB Everest Management, LLC; Director, USB Everest Storage LLC; Director, U.S. Boston Insurance Agency, Inc.; Director, Woundcheck Laboratories; Director, RailRunner Rolling Stock LLC.

Marc L. Griffin	Vice- President and Director of Institutional Distribution, U.S. Boston Capital Corporation.

President

Deborah A. Kessinger: Chief Compliance Officer	President and Chief Compliance Officer, U.S. Boston Capital Corporation; Chief Compliance Officer, Pear Tree Funds; Assistant Clerk, Pear Tree Funds; Clerk, USB Corporation.

The principal business address of each U.S. Boston affiliate named above is Lincoln North, 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773.

Item 32. Principal Underwriters

(a)	Not applicable
(b)	The directors and officers of the Registrant’s principal underwriter are:

Name	Positions and Offices with Underwriter	Positions and Offices with Registrant

Deborah A. Kessinger	President and Chief Compliance Officer	Chief Compliance Officer and Assistant Clerk

Leon Okurowski	Vice President, Clerk and Director	Vice President and Treasurer

Willard L. Umphrey	Director	President, Chairman and Trustee

Diane Hunt	Treasurer	Assistant Treasurer

The principal business address of each person listed above is Lincoln North, 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773.

(c)	Not applicable

Item 33. Location of Accounts and Records

Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated there under include:

Registrant’s current and former (within the past six years of the date of this amendment to this Registration Statement) investment sub-advisers:

Pear Tree Advisors, Inc.

55 Old Bedford Road

Suite 202

Lincoln, Massachusetts 01773

Colrain Capital LLC

867 Boylston Street, 5th Floor

Boston, Massachusetts 02116

CCM Partners, LP dba Shelton Capital Management

1401 Lawrence Street, Suite 1550

Denver, Colorado 80202

Polaris Capital Management, LLC

121 High Street

Boston, Massachusetts 02110

Chartwell Investment Partners, LLC

1205 Westlakes Drive, Suite 100

Berwyn, Pennsylvania 19312

PanAgora Asset Management, LLC

470 Atlantic Avenue, 8th Floor

Boston, Massachusetts 02110

Columbia Partners, L.L.C., Investment Management

5425 Wisconsin Avenue, Suite 700

Chevy Chase, Maryland 20815

PNC Capital Advisors, LLC

One East Pratt Street, 5th Floor – East

Baltimore, Maryland 21202

Axiom International Investors LLC

33 Benedict Place

Greenwich, Connecticut 06830

Registrant’s custodian:

UMB Bank n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Registrant’s transfer agent:

Pear Tree Institutional Services, a division of Pear Tree Advisors, Inc.

55 Old Bedford Road

Suite 202

Lincoln, Massachusetts 01773

Item 34. Management Services

The Registrant has no management-related service contracts that are not discussed in Part A or B of this form.

Item 35. Undertakings

Not applicable

[Rest of Page Intentionally Left Blank]

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the Town of Lincoln, and the Commonwealth of Massachusetts, on the 31st day of July 2026.

Pear Tree Funds

By:	/s/ Willard L. Umphrey
Willard L. Umphrey, President

By:	/s/ Leon Okurowski
Leon Okurowski, Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

	/s/ John M. Bulbrook	*	November 2, 2026
	Trustee		Date

	/s/ William H. Dunlap	*	November 2, 2026
	Trustee		Date

	/s/ Clinton S. Marshall	*	November 2, 2026
	Trustee		Date

	/s/ Willard L. Umphrey	*	November 2, 2026
	Trustee		Date

*By:	/s/ Willard L. Umphrey		November 2, 2026
	Willard L. Umphrey		Date
Attorney-in-Fact